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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
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/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
MCLEODUSA INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MCLEODUSA INCORPORATED MCLEODUSA TECHNOLOGY PARK 6400 C STREET SW, P.O. BOX 3177 CEDAR RAPIDS, IOWA 52406-3177 (319) 364-0000

December [  •  ], 2001

Dear Stockholder:

    You are cordially invited to attend a special meeting of the stockholders of McLeodUSA Incorporated. The meeting will be held on January 14, 2002 at 10:00 a.m., local time, at [  •  ].

    We have initiated a broad strategic and operational restructuring to re-focus our business on our core areas of expertise within our 25-state footprint, improve business disciplines and processes and reduce our cost structure, all with a goal of eventually developing positive cash flow from operations. Key elements of the operational restructuring include reducing our employee base, consolidating facilities, reducing capital expenditures, selling certain non-core assets and de-emphasizing certain unprofitable services. Given the magnitude of the operational restructuring, particularly in light of the uncertain general economic environment and the challenging conditions facing competitive telecommunications companies, prudence dictates that we address our highly leveraged balance sheet and develop a restructuring plan to reduce our debt load. In that regard, we formed an independent special committee of our board of directors, which excludes management and Forstmann Little & Co. and its affiliates (collectively, "Forstmann Little"), and a comprehensive financial restructuring was negotiated in which Forstmann Little sponsors a number of transactions to effectuate a substantial deleveraging of McLeodUSA.

    The material elements of the restructuring include:

  •
  Forstmann Little will purchase our directory publishing business for $535 million, subject to higher bids and without a break-up fee. Forstmann Little's commitment is subject to consummation of the restructuring.

  •
  Forstmann Little will make a new money investment of $100 million for (i) new convertible preferred stock that is mandatorily convertible into our Class A common stock and (ii) new warrants to purchase approximately 5% of our Class A common stock.

  •
  Our senior notes, in an aggregate principal and accreted amount of approximately $2.9 billion, will be exchanged for $560 million in cash and 56,813,984 shares of our Class A common stock, representing approximately 15% of our Class A common stock following the restructuring (subject to dilution).

  •
  Our outstanding Series A preferred stock, which has a liquidation preference plus accrued dividends of approximately $300 million, will be reclassified into 44,883,856 shares of our Class A common stock, representing approximately 11.9% of our Class A common stock following the restructuring (subject to dilution).

  •
  Our Series D and E preferred stock, which has an aggregate liquidation preference of $1 billion and is owned by Forstmann Little, will be reclassified into 151,515,152 shares of our Class A common stock, representing approximately 40% of our Class A common stock following the restructuring (subject to dilution).

  •
  Our outstanding Class A common stock will be diluted to approximately 33.1% of our Class A common stock following the restructuring (subject to dilution).

  •
  A new management incentive plan will be implemented.

    We are simultaneously pursuing the financial restructuring via two alternative mechanisms: (1) the out-of-court alternative and (2) the in-court alternative.

    The consummation of the out-of-court alternative is conditioned upon approval by the requisite vote of our stockholders of the proposals described in the attached Proxy/Disclosure Statement and Solicitation of Acceptances, the tender and exchange of at least 95% of the aggregate principal and accreted amount of the senior notes via a separate exchange offer we commenced on December 7, 2001, and the satisfaction of certain other conditions.

    If, however, for any reason, we determine that it would be more advantageous or expeditious, we will consider effectuating the restructuring by filing a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and seeking court approval of the restructuring. To facilitate approval of the in-court alternative, we are soliciting acceptances of our Chapter 11 plan of reorganization, a copy of which is attached hereto as Appendix I. The plan, if approved, would result in the same consideration to stockholders as they would receive in the out-of-court restructuring. Our board of directors has not at this time taken any corporate action approving a bankruptcy filing or in furtherance thereof.

    The special committee of our board of directors and the disinterested members of our board of directors have unanimously approved the restructuring and recommend that you vote FOR approval of the restructuring proposals described in the attached Proxy/Disclosure Statement and Solicitation of Acceptances.

Sincerely,
Clark E. McLeod Chairman of the Board of Directors

PRELIMINARY COPY

    MCLEODUSA INCORPORATED
McLeodUSA Technology Park
6400 C Street SW, P.O. Box 3177
Cedar Rapids, Iowa 52406-3177
(319) 364-0000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 14, 2002

    NOTICE IS HEREBY GIVEN that a special meeting of common stockholders and preferred stockholders of McLeodUSA Incorporated ("McLeodUSA") will be held on January 14, 2002, at 10:00 a.m., local time, at [  •  ] (the "Special Meeting"), for the purpose of considering and voting upon the following, all of which are more fully described in the attached Proxy/Disclosure Statement and Solicitation of Acceptances (the "Proxy/Disclosure Statement"):

  (1)
  Series A Reclassification Proposal. To approve an amendment to our certificate of incorporation in order to provide for the reclassification of our Series A preferred stock into Class A common stock on a basis of 39.05 shares of Class A common stock for each share of Series A preferred stock (based on the $250 liquidation preference per share of the Series A preferred stock plus accrued dividends and 627,734,497 shares of Class A common stock outstanding);

  (2)
  Series D Reclassification Proposal. To approve an amendment to our certificate of incorporation in order to provide for the reclassification of our Series D preferred stock into Class A common stock on a basis of 378.79 shares of Class A common stock for each share of Series D preferred stock (based on the $2,500 liquidation preference per share of the Series D preferred stock and 627,734,497 shares of Class A common stock outstanding);

  (3)
  Series E Reclassification Proposal. To approve an amendment to our certificate of incorporation in order to provide for the reclassification of our Series E preferred stock into Class A common stock on a basis of 378.79 shares of Class A common stock for each share of Series E preferred stock (based on the $2,500 liquidation preference per share of the Series E preferred stock and 627,734,497 shares of Class A common stock outstanding);

  (4)
  Reverse Stock Split Proposal. To approve an amendment to our certificate of incorporation in order to provide for a 5-to-1 reverse stock split of each outstanding share of our Class A common stock into one-fifth of a share of Class A common stock (meaning the approximately 627,734,497 shares of our outstanding Class A common stock will be converted into approximately 125,546,898 shares);

  (5)
  Section 203 Proposal. To approve an amendment to our certificate of incorporation in order to eliminate certain anti-takeover provisions by electing that we not be subject to Section 203 of the Delaware General Corporation Law, which deals with business combinations with interested stockholders;

  (6)
  Issuance Proposal. To approve the issuance of our Class A common stock, including the issuance of:

  (a)
  shares of Class A common stock issuable upon conversion of 10,000,000 shares of a new class of mandatorily convertible preferred stock to be issued to Forstmann Little;

    (b)
    shares of Class A common stock issuable upon the exercise of 18,937,995 new warrants being issued to Forstmann Little in connection with the issuance of the new class of mandatorily convertible preferred stock;

    (c)
    56,813,984 shares of Class A common stock to holders of McLeodUSA's senior notes pursuant to the exchange offer;

    (d)
    196,399,008 shares of Class A common stock, in the aggregate, in connection with the Series A reclassification, the Series D reclassification and the Series E reclassification;

  (7)
  Management Incentive Plan Proposal. To approve the adoption of the McLeodUSA 2001 Omnibus Equity Plan; and

  (8)
  Other Business. To approve such other business as may properly be raised at the Special Meeting or any adjournments or postponements thereof.

    The Series A reclassification proposal, Series D reclassification proposal, Series E reclassification proposal, reverse stock split proposal, Section 203 proposal, issuance proposal and management incentive plan proposal are collectively referred to herein and in the attached Proxy/Disclosure Statement as the "restructuring proposals." Effectiveness of each of the restructuring proposals is conditioned upon approval of all the other restructuring proposals and other conditions discussed more fully in the attached Proxy/Disclosure Statement.

    We are seeking the approval of the restructuring proposals in connection with our proposed financial restructuring. The proposed text of the amendments to our certificate of incorporation necessary to effect the Series A, D and E reclassification proposals, the reverse stock split proposal and the Section 203 proposal are set forth in Appendex III to the attached Proxy/Disclosure Statement.

    All stockholders are also being asked to indicate their acceptance of a plan of reorganization of McLeodUSA under Chapter 11 of the United States Bankruptcy Code which would, if approved, result in the same consideration to all parties as such parties would receive through the out-of-court alternative. The terms of the plan are described under "The Plan" section in the attached Proxy/Disclosure Statement. Our board of directors has not at this time taken any corporate action approving a bankruptcy filing or in furtherance thereof.

    Our board of directors has fixed the close of business on December [  •  ], 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Special Meeting.

    Your vote is important regardless of the number of shares you own. Each stockholder, even if he or she now plans to attend the Special Meeting, is requested to sign, date and return the enclosed proxy, without delay in the enclosed postage-paid envelope marked "Proxy" or vote by telephone or over the Internet in accordance with the directions contained on the proxy card. You may revoke your proxy at any time prior to its exercise. Any stockholder present at the Special Meeting or at any adjournments or postponements thereof may revoke his or her proxy and vote personally on each matter brought before the Special Meeting.

    All stockholders should also vote on the plan of reorganization by signing, marking and returning the enclosed ballot for that purpose in the enclosed envelope marked "Ballot."

By Order of the Board of Directors, [________________________]

DECEMBER [  •  ], 2001

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE RESTRUCTURING PROPOSALS AND IN FAVOR OF THE PLAN.

    PLEASE DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE MARKED "PROXY."

PLEASE DATE AND SIGN THE ENCLOSED BALLOT AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE MARKED "BALLOT."

MCLEODUSA INCORPORATED

PROXY/DISCLOSURE STATEMENT AND SOLICITATION OF ACCEPTANCES

    This Proxy/Disclosure Statement and the accompanying form of proxy and ballot are first being mailed to stockholders on or about December [  •  ], 2001. We are soliciting your proxy to vote your shares at a Special Meeting of stockholders to be held on January 14, 2002, and any adjournment or postponement thereof. We solicit proxies to give all stockholders of record an opportunity to vote on the matters to be presented at the Special Meeting. In the following pages of this Proxy/Disclosure Statement, you will find information on these matters. This information is provided to assist you in voting your shares.

    As of December [  •  ], 2001, there were [  •  ] shares of Class A common stock outstanding and entitled to vote, [  •  ] shares of Series A preferred stock outstanding and entitled to vote, [  •  ] shares of Series D preferred stock outstanding and entitled to vote, and [  •  ] shares of Series E preferred stock outstanding and entitled to vote.

QUESTIONS AND ANSWERS

Q:
WHY ARE YOU SENDING THIS PROXY/DISCLOSURE STATEMENT TO STOCKHOLDERS?

A:
We are sending this Proxy/Disclosure Statement to seek stockholder approval of certain elements of our proposed financial restructuring, the major elements of which include:

•
An affiliate of Forstmann Little & Co. (Forstmann Little & Co., together with its affiliates, "Forstmann Little") will purchase our directory publishing business ("Pubco") for $535 million, subject to higher bids and without a break-up fee. Forstmann Little's commitment is subject to consummation of the restructuring.

•
Forstmann Little will make a new money investment of $100 million for (i) new convertible preferred stock that is mandatorily convertible into our Class A common stock and (ii) new warrants to purchase approximately 5% of our Class A common stock.

•
Our senior notes, in an aggregate principal and accreted amount of approximately $2.9 billion, will be exchanged for $560 million in cash and 56,813,984 shares of our Class A common stock, representing approximately 15% of the Class A common stock following the restructuring (subject to dilution).

•
Our outstanding Series A preferred stock, which has a liquidation preference plus accrued dividends of approximately $300 million, will be reclassified into 44,883,856 shares of our Class A common stock, representing approximately 11.9% of the Class A common stock following the restructuring (subject to dilution).

•
Our Series D and E preferred stock, which has an aggregate liquidation preference of $1 billion and is owned by Forstmann Little, will be reclassified into 151,515,152 shares of our Class A common stock, representing approximately 40% of our Class A common stock following the restructuring (subject to dilution).

•
Our outstanding Class A common stock will be diluted to approximately 33.1% of our Class A common stock following the restructuring (subject to dilution).

•
A new management incentive plan will be implemented.

i

  See "Restructuring—The Financial Restructuring;" "—Agreement with Forstmann Little;" and "—Management Incentive Plan."

Q:
WHY ARE YOU RESTRUCTURING MCLEODUSA'S CAPITAL STRUCTURE?

A.
Our proposed financial restructuring, and related restructuring proposals, are part of a larger strategic and operational restructuring through which we intend to reduce our outstanding debt, improve business practices and operational processes and improve our liquidity. We have determined that due to the significant uncertainties associated with our business plan, it is prudent that we address our capital structure and eliminate the debt service requirements of our senior notes. Otherwise, we believe that there is a risk of exhausting our available liquidity in the foreseeable future. While we considered other available restructuring alternatives, we believe that by offering our stockholders and the holders of our senior notes an ownership interest in a company with less debt having a committed sponsor, the restructuring provides the best available outcome for our stockholders and noteholders given the circumstances.

  See "Background."

Q:
WHAT ARE YOU ASKING STOCKHOLDERS TO DO?

A:
We are requesting that:

•
Class A common stockholders approve the restructuring proposals;

•
Series A preferred stockholders approve the Series A reclassification proposal; and

•
Class A common stockholders and Series A, D and E preferred stockholders vote for the bankruptcy plan described in this Proxy/Disclosure Statement that provides the same consideration to stockholders that will result if the restructuring proposals are approved and the other conditions to the out-of-court restructuring are satisfied.

  Forstmann Little, as the only Series D and E stockholder, has agreed to vote for the Series D reclassification proposal, Series E reclassification proposal and the bankruptcy plan.

  See "Discussion of the Restructuring Proposals."

Q.
WHY ARE YOU ASKING STOCKHOLDERS TO VOTE ON THE BANKRUPTCY PLAN IN ADDITION TO VOTING FOR THE RESTRUCTURING PROPOSALS?

A.
We have prepared the bankruptcy plan as an alternate means to restructure our capital structure on terms that would result in the same consideration to stockholders that will result if the restructuring proposals are approved and the other conditions to the out-of-court restructuring are satisfied. If we conclude that it would be more advantageous or expeditious to us, we may file a bankruptcy case under Chapter 11 of the Bankruptcy Code. However, no decision has been made at this time to commence a bankruptcy case, and we reserve our right to pursue other strategic alternatives in the event the restructuring proposals are not approved or the other conditions to the out-of-court restructuring are not satisfied. Our board of directors has not at this time taken any corporate action approving a bankruptcy filing or in furtherance thereof.

Q.
WHAT ARE THE DIFFERENCES BETWEEN THE RESTRUCTURING PROPOSALS AND THE BANKRUPTCY PLAN?

A.
There is no difference in the consideration to be received by stockholders in the out-of-court restructuring and the bankruptcy plan. However, the voting thresholds for the bankruptcy plan are lower than the voting thresholds for the restructuring proposals.

Q.
WHAT VOTES ARE NEEDED TO APPROVE THE RESTRUCTURING PROPOSALS?

A.
Each of the restructuring proposals requires the following approvals:

•
Series A Reclassification Proposal: (1) the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote and (2) the affirmative vote of the majority of the outstanding shares of Series A preferred stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the Series A reclassification proposal.

•
Series D Reclassification Proposal: (1) the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote and (2) the affirmative vote of the majority of the outstanding shares of Series D preferred stock entitled to vote. Forstmann Little as the only holder of Series D preferred stock has agreed to vote for the Series D reclassification proposal. Abstentions and broker non-votes will have the effect of a vote against the Series D reclassification proposal.

•
Series E Reclassification Proposal: (1) the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote and (2) the affirmative vote of the majority of the outstanding shares of Series E preferred stock entitled to vote. Forstmann Little as the only holder of Series E preferred stock has agreed to vote for the Series E reclassification proposal. Abstentions and broker non-votes will have the effect of a vote against the Series E reclassification proposal.

•
Reverse Stock Split Proposal: the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the reverse stock split proposal.

•
Section 203 Proposal: the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the Section 203 proposal.

•
Issuance Proposal: the affirmative vote of the majority of the outstanding shares of Class A common stock represented at the special meeting and entitled to vote. Abstentions will have the effect of a vote against the issuance proposal, while broker non-votes will have no effect.

•
Management Incentive Plan Proposal: the affirmative vote of the majority of the outstanding shares of Class A common stock represented at the special meeting and entitled to vote. Abstentions will have the effect of a vote against the management incentive plan proposal, while broker non-votes will have no effect.

  See "Discussion of the Restructuring Proposals."

Q.
WHAT VOTES ARE NEEDED TO APPROVE THE BANKRUPTCY PLAN?

A.
The bankruptcy plan requires separate approval by each of the following classes:

•
the noteholders as a single class; and

•
the holders of Series A, D and E preferred stock as a single class.

  The bankruptcy plan must be approved by holders of at least two-thirds in principal and accreted amount and a majority in number of those noteholders who vote on the bankruptcy plan, voting together as a single class, and by holders of at least two-thirds of the number of shares of preferred stock, voting together as a single class. Only votes that are actually cast are counted in determining whether these thresholds are met. McLeodUSA is requesting that all common stockholders vote on the bankruptcy plan. Absent a favorable vote on the bankruptcy plan by the common stockholders as a class, however, McLeodUSA reserves the right to seek approval of the bankruptcy plan from a Bankruptcy Court, notwithstanding any rejection, or deemed rejection, by such holders.

  See "The Plan."

Q.
ARE THERE ANY OTHER CONDITIONS TO IMPLEMENTATION OF THE OUT-OF-COURT RESTRUCTURING?

A.
Yes:

•
we need to complete an exchange offer in which at least 95% of the aggregate principal and accreted amount of our senior notes are tendered and not withdrawn in order to implement the exchange offer and amend the senior notes;

•
we must consummate the sale of Pubco for at least $535 million;

•
we must consummate the sale of $100 million of new preferred stock and warrants to Forstmann Little; and

•
we must resolve all tax matters related to the restructuring in a manner satisfactory to us.

  See "Terms and Conditions of the Exchange Offer and Consent Solicitation" and "Restructuring."

Q.
HOW WILL YOU RAISE THE CASH NECESSARY TO COMPLETE THE EXCHANGE OFFER?

A.
We will raise the necessary cash by:

•
selling Pubco for at least $535 million; and

•
selling to Forstmann Little mandatorily convertible preferred stock and warrants to purchase our Class A common stock for a total price of $100 million.

Q:
WHAT WILL I RECEIVE IN THE RESTRUCTURING?

A:
In the restructuring, (i) each outstanding share of Class A common stock will be converted into one-fifth of a share of Class A common stock, and (ii) each outstanding share of preferred stock will be converted into Class A common stock on a basis of (a) 39.05 shares of Class A common stock for each one share of Series A preferred stock (based on the $250 liquidation preference per share of the Series A preferred stock plus accrued dividends), and (b) 378.79 shares of Class A common stock for each one share of Series D and Series E preferred stock (based on the $2,500 liquidation preference per share of the Series D and Series E preferred stock). The conversion ratios set forth above for the preferred stock are based on 627,734,497 shares of Class A common stock issued and outstanding on November 5, 2001. Such conversion ratios will be adjusted to affect the post-restructuring ownership levels otherwise set forth herein, to the extent the issued and outstanding shares of Class A common stock differ at the closing of the restructuring.

  See "Restructuring—The Financial Restructuring."

Q.
WHY ARE THE SHARES OF CLASS A COMMON STOCK TO BE ISSUED TO ME "SUBJECT TO DILUTION?"

A:
The new preferred stock to be purchased by Forstmann Little mandatorily converts into a number of shares of our Class A common stock equal to $100 million divided by an average of the Class A common stock's post-restructuring trading prices, calculated by taking the closing price per share of Class A common stock on 10 randomly selected trading days during the 60-day period following consummation of the exchange offer, discarding the two highest and the two lowest prices and taking the mathematical average of the remaining six prices. Therefore, the exact number of shares of Class A common stock to be issued to Forstmann Little in connection with the restructuring cannot be determined until the end of such 60-day period. The Class A common stock is subject to further dilution from future issuances of Class A common stock upon exercise of warrants issued to Forstmann Little and securities convertible into or exercisable for our Class A common stock under the management incentive plan.

Q.
WHAT PERCENTAGE OF MCLEODUSA WILL STOCKHOLDERS OWN?

A:
Initially, the common and preferred stockholders will own 33.1% and 51.9%, respectively, of our Class A common stock. Following the conversion of the new preferred stock issued to Forstmann Little, and assuming a post-restructuring equity value of $2.74 per share, the common and preferred stockholders will own approximately 30.2% and 47.3%, respectively, of our Class A common stock. The estimated post-restructuring equity value is based on a number of assumptions and is not intended to be an indication of future trading value. See "Restructuring—The Financial Restructuring" and "Valuation Analysis."

Q:
IF YOU FILE A CHAPTER 11 PETITION IN BANKRUPTCY COURT, HOW WILL THAT AFFECT YOUR BUSINESS?

A:
We are comprised of a large group of affiliated companies. If we commence Chapter 11 proceedings, we expect that only our parent holding company, and perhaps one non-operating subsidiary, would actually file petitions. Because our business is conducted primarily through our operating subsidiaries, our holding company does not have any material ongoing business. Thus, our actual business operations generally should not be affected by any Chapter 11 filing. It is our intention to continue operating in the ordinary course of business, including by paying employees, trade creditors and certain other creditors according to normal terms.

Q:
WILL SHARES OF CLASS A COMMON STOCK AND SERIES A PREFERRED STOCK CONTINUE TO BE TRADED ON THE NASDAQ NATIONAL MARKET?

A:
Following the restructuring, we expect the Class A common stock to continue to trade on The Nasdaq National Market under its current symbol. The Series A preferred stock will be converted into Class A common stock.

Q:
WHAT DOES OUR SPECIAL COMMITTEE AND BOARD OF DIRECTORS RECOMMEND?

A:
The special committee of our board of directors and the disinterested members of our board of directors unanimously recommend that you execute the proxy in favor of the restructuring proposals so that we can proceed with the restructuring.

Q:
CAN I CHANGE MY VOTE?

A:
Yes. If you are a stockholder of record on December [  •  ] 2001, you may change your vote or revoke your proxy at any time before your shares are voted at the Special Meeting by:

•
voting again by telephone or over the Internet;

•
sending us a proxy card dated later than your last vote;

•
notifying the secretary of McLeodUSA in writing; or

•
voting at the Special Meeting.

v

Q:
IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A:
Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions to your broker, your shares will not be voted on the restructuring proposals and will have the same effect as a vote against the restructuring proposals, except for the issuance proposal and management incentive plan proposal, where such non-vote by your broker will have no effect on the outcome of such proposals.

Q:
HOW DO I VOTE, AND WHAT DOCUMENTS SHOULD I SUBMIT, IF I AM A STOCKHOLDER VOTING ON THE RESTRUCTURING PROPOSALS OR THE PLAN?

A:
You may vote by telephone, over the Internet or by following the instructions on the enclosed proxy card. If you choose to vote by telephone or over the Internet, you should follow the instructions on the proxy card. Otherwise, you should return your proxy card by mail. Delivery instructions are set forth on the back page of this Proxy/Disclosure Statement and on the proxy card. The proxies set forth in the proxy card will vote your shares in accordance with your directions. If you sign and return a proxy card but do not mark the boxes showing how you wish to vote, the proxies will vote your shares FOR the adoption of each of the restructuring proposals. Unsigned proxy cards will not be voted at all and will have the same effect as a vote against the restructuring proposals. If you are a stockholder of record (that is, if you are registered on our books), you may also vote in person by attending the meeting.

  In addition, you should vote on the bankruptcy plan by submitting the enclosed ballot in accordance with the delivery instructions set forth on the back page of this Proxy/Disclosure Statement and the voting instructions included in the ballot.

Q:
IS THE RESTRUCTURING TAXABLE TO ME?

A:
The restructuring generally will be tax-free to stockholders. The material U. S. federal income tax consequences of the restructuring are described in more detail under "Material United States Federal Income Tax Considerations—Consequences to Holders of Series A Preferred Stock or Class A Common Stock." The tax consequences to you will depend on the facts of your own situation. We urge you to consult your own tax advisor regarding the tax consequences to you of the restructuring.

Q:
AM I ENTITLED TO APPRAISAL RIGHTS?

A:
No. You will not be entitled to appraisal rights in connection with the restructuring.

Q:
SHOULD I SEND MY STOCK CERTIFICATES NOW?

A:
No. After we complete the restructuring, we will send instructions explaining how to exchange your certificates representing shares of Class A common stock and preferred stock.

Q:
WHO CAN I CALL WITH QUESTIONS ABOUT VOTING?

A:
If you have any questions about submitting your proxy, voting on the restructuring proposals or voting on the bankruptcy plan or would like copies of any of the documents we refer to in this Proxy/Disclosure Statement, you should call Innisfree M&A Incorporated at (888) 750-5834, or banks and brokers should call collect at (212) 750-5833.

    NONE OF (i) THE CLASS A COMMON STOCK, (ii) THE OUT-OF-COURT RESTRUCTURING (INCLUDING THE RESTRUCTURING PROPOSALS) NOR (iii) THE PLAN OF REORGANIZATION HAS BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THIS PROXY/DISCLOSURE STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THIS ACCEPTANCE SOLICITATION IS BEING CONDUCTED TO OBTAIN SUFFICIENT ACCEPTANCES OF THE PLAN OF REORGANIZATION PRIOR TO THE FILING OF A VOLUNTARY CASE UNDER CHAPTER 11 OF THE BANKRUPTCY CODE. BECAUSE NO CHAPTER 11 CASE HAS YET BEEN COMMENCED, THIS PROXY/DISCLOSURE STATEMENT HAS NOT BEEN APPROVED BY THE BANKRUPTCY COURT AS CONTAINING ADEQUATE INFORMATION WITHIN THE MEANING OF SECTION 1125(A) OF THE BANKRUPTCY CODE. THE BOARD OF DIRECTORS OF MCLEODUSA HAS NOT AT THIS TIME TAKEN ANY CORPORATE ACTION APPROVING A BANKRUPTCY FILING OR IN FURTHERANCE THEREOF.

    THIS PROXY/DISCLOSURE STATEMENT CONSTITUTES NEITHER AN OFFER TO EXCHANGE NOR A SOLICITATION OF ACCEPTANCES IN ANY JURISDICTION IN WHICH, OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE FEDERAL SECURITIES OR STATE SECURITIES LAWS. THE DELIVERY OF THIS PROXY/DISCLOSURE STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF MCLEODUSA OR ANY OF ITS SUBSIDIARIES SINCE THE DATE HEREOF.

    PRIOR TO VOTING, STOCKHOLDERS ARE ENCOURAGED TO READ AND CONSIDER CAREFULLY THIS ENTIRE PROXY/DISCLOSURE STATEMENT, INCLUDING THE PLAN OF REORGANIZATION ANNEXED HERETO AS APPENDIX I AND THE MATTERS DESCRIBED IN THIS PROXY/DISCLOSURE STATEMENT.

    IN MAKING A DECISION IN CONNECTION WITH THE RESTRUCTURING PROPOSALS OR THE PLAN OF REORGANIZATION, STOCKHOLDERS MUST RELY ON THEIR OWN EXAMINATION OF MCLEODUSA AND THE TERMS OF THE RESTRUCTURING PROPOSALS AND THE PLAN OF REORGANIZATION, INCLUDING THE MERITS AND RISKS INVOLVED. STOCKHOLDERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROXY/DISCLOSURE STATEMENT AS PROVIDING ANY LEGAL, BUSINESS, FINANCIAL OR TAX ADVICE. EACH STOCKHOLDER SHOULD CONSULT WITH ITS OWN LEGAL, BUSINESS, FINANCIAL AND TAX ADVISORS WITH RESPECT TO ANY SUCH MATTERS CONCERNING THIS PROXY/DISCLOSURE STATEMENT, THE RESTRUCTURING PROPOSALS, THE PLAN OF REORGANIZATION OR THE TRANSACTIONS CONTEMPLATED THEREBY.

CAUTIONARY STATEMENTS

    Certain statements in this Proxy/Disclosure Statement may constitute "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995, as the same may be amended from time to time (the "Act") or in releases made by the SEC. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of McLeodUSA, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "estimate," "project," "intend," "expect," "believe," "may," "will," "would," "could," "should," "seeks," "plans," "scheduled to," "anticipates," or "intends," or the negative of these terms or other variations of these terms or comparable language, or by discussions of strategy or intentions, when used in connection with McLeodUSA, including its management. See "Unaudited Pro Forma Financial Information," "Projections of Certain Financial Data for In-Court Restructuring" and "Risk Factors." These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the Act, with the intention of obtaining the benefits of the "safe harbor" provisions of such acts. McLeodUSA cautions investors that any forward-looking statements made by McLeodUSA are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements with respect to McLeodUSA include, but are not limited to, the risks and uncertainties affecting its business described in the section of this Proxy/Disclosure Statement captioned "Risk Factors," as well as elsewhere in this Proxy/Disclosure Statement. McLeodUSA undertakes no obligation to update or revise any forward-looking statements for events or circumstances after the date on which such statement is made. New factors emerge from time to time, and it is not possible for McLeodUSA to predict all of such factors or the impact of each such factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

AVAILABLE INFORMATION

    McLeodUSA is subject to the information and reporting requirements of the Exchange Act, and, in accordance therewith, files periodic reports, proxy statements and other information with the SEC. Such reports and other information filed with the SEC can be inspected and copied at the public reference facilities of the SEC at its principal office, located at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained by mail from the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains an Internet Web Site that contains reports, proxy and information statements and other information regarding McLeodUSA. The address of such site is: "http://www.sec.gov."

TABLE OF CONTENTS

SUMMARY	1
RECENT DEVELOPMENTS	14
RISK FACTORS	16
SPECIAL MEETING, VOTING RIGHTS AND PROXIES	26
DISCUSSION OF THE RESTRUCTURING PROPOSALS	28
TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION	41
BACKGROUND	47
RESTRUCTURING	51
VALUATION ANALYSIS	61
SUMMARY UNAUDITED HISTORICAL AND PRO FORMA CAPITALIZATION	63
UNAUDITED PRO FORMA FINANCIAL INFORMATION	64
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	68
SELECTED FINANCIAL DATA	71
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	73
PROJECTIONS OF CERTAIN FINANCIAL DATA FOR IN-COURT RESTRUCTURING	85
BUSINESS	94
EMPLOYEES	103
PROPERTIES	103
LEGAL PROCEEDINGS	104
MANAGEMENT	105
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	115
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	117
INDEMNIFICATION OF DIRECTORS AND OFFICERS	120
SECURITIES LAW MATTERS	121
DESCRIPTION OF CAPITAL STOCK	123
MARKET FOR MCLEODUSA'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS	131
THE PLAN	134
PROCEDURES FOR VOTING ON THE PLAN	173
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS	178
EXPERTS	182
INDEPENDENT AUDITORS' PRESENCE AT THE SPECIAL MEETING	182
STOCKHOLDER PROPOSALS	183
OTHER MATTERS	183
RECOMMENDATION AND CONCLUSION	183
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS	S-1
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS	S-2
APPENDICES
Plan of Reorganization	I
Liquidation Analysis	II
Charter Amendments	III
Section 203 of Delaware General Corporation Law	IV
McLeodUSA 2001 Omnibus Equity Plan	V

SUMMARY

    This Proxy/Disclosure Statement, the proxy and the ballot each contain important information which should be read carefully before any decision is made with respect to the restructuring proposals or the acceptance of the plan of reorganization. The following summary therefore is qualified in its entirety by reference to, and should be read in conjunction with, the information appearing elsewhere in this Proxy/Disclosure Statement, the proxy and the ballot.

McLeodUSA

    McLeodUSA Incorporated, a Delaware corporation ("McLeodUSA"), provides integrated communications services, including local services, primarily in 25 Midwest, Southwest, Northwest and Rocky Mountain states. McLeodUSA's principal executive offices are located at 6400 C Street SW, Cedar Rapids, Iowa 52406. Its telephone number is (319) 364-0000. For additional information concerning McLeodUSA and its business, financial position and prospects, see "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Properties."

Background

    McLeodUSA has initiated a broad strategic and operational restructuring to re-focus its business on its core areas of expertise within its 25-state footprint, improve business discipline and processes and reduce the company's cost structure, all with a goal of eventually developing positive cash flow from operations. Key elements of the operational restructuring include reducing McLeodUSA's employee base, consolidating facilities, reducing capital expenditures, selling certain non-core assets and de-emphasizing certain unprofitable services. The operational initiatives present substantial challenges and require significant management time and resources to implement.

    The circumstances that have prompted the operational restructuring have adversely affected McLeodUSA's revenue growth, profitability and cash flow and have raised questions about McLeodUSA's liquidity position. Given the magnitude of the operational restructuring, particularly in light of the uncertain general economic environment and the challenging conditions facing competitive telecommunications companies, prudence dictates that McLeodUSA address its highly leveraged balance sheet and develop a restructuring plan to reduce its debt load.

    McLeodUSA formed an independent special committee of its board of directors, excluding management and persons affiliated with Forstmann Little, and retained outside advisors to assist in exploring alternatives for a financial restructuring. The special committee engaged in extensive discussions and negotiations with Forstmann Little to sponsor a comprehensive restructuring transaction that would result in a substantial deleveraging of McLeodUSA. A restructuring plan was designed (based on recent telecommunications company restructuring transactions) to provide McLeodUSA's senior noteholders with a large cash payment, which payment would not otherwise be available without the sponsorship of Forstmann Little and agreement by McLeodUSA's senior secured lenders.

Agreement with Senior Secured Lenders

    Concurrently with the negotiations with Forstmann Little regarding a possible restructuring, McLeodUSA and Forstmann Little began discussions with representatives of McLeodUSA's senior secured lenders for support of a Forstmann Little sponsored restructuring involving a significant cash payment to McLeodUSA's senior noteholders. Any restructuring involving a payment to McLeodUSA's senior noteholders, other than regularly scheduled payments of principal and interest, requires majority consent under McLeodUSA's credit agreement. After substantial negotiations, McLeodUSA and its senior secured lenders agreed to amend the credit agreement to permit the restructuring. The key elements of the restructuring that induced McLeodUSA's senior secured lenders to allow the sale of Pubco and the use of the proceeds therefrom to make a payment to McLeodUSA's senior noteholders were (1) the additional $100 million Forstmann Little investment, with $35 million of the net proceeds from such investment applied to prepay term loans under the credit agreement, (2) Forstmann Little's agreement to purchase Pubco for $535 million, subject to completion of the restructuring and other customary closing conditions, (3) Forstmann Little's substantial continued involvement in the operations and corporate governance of McLeodUSA, (4) McLeodUSA's commitment to sell its Illinois independent local exchange carrier ("ICTC") following the completion of the restructuring and use the first $225 million in net proceeds to prepay term loans under the credit agreement, (5) McLeodUSA's commitment to use the first $25 million of any additional net proceeds from the sale of Pubco to prepay term loans under the credit agreement, (6) a permanent reduction of $140 million of revolving credit commitments under the credit agreement upon completion of the restructuring, (7) a 1% increase in the interest rates under the credit agreement, (8) amendment and arranger fees and (9) modified financial and restrictive covenants under the credit agreement.

    Any changes to the terms of the restructuring that are materially inconsistent with the restructuring approved by the senior secured lenders, or that have an adverse effect on the senior secured lenders, would require the majority consent of McLeodUSA's senior secured lenders. Specifically, the amendment to the credit agreement requires that Forstmann Little have approximately a 40% equity ownership stake in McLeodUSA upon consummation of the restructuring. McLeodUSA does not believe that its senior secured lenders would consent to any restructuring involving a cash payment to McLeodUSA's senior noteholders without the substantial commitments provided by Forstmann Little and Forstmann Little's continued involvement in the operations of McLeodUSA and significant ownership position in the Class A common stock. In addition, there can be no assurance that Forstmann Little would invest an additional $100 million in McLeodUSA unless the restructuring were consummated on substantially the same terms as those described in this Proxy/Disclosure Statement.

    Many of the amendments and waivers to the credit agreement that permit the restructuring will terminate if McLeodUSA fails to satisfy certain "progress conditions" on a timely basis. One important progress condition is that the restructuring is consummated on or before August 1, 2002. The complete list of progress conditions is set forth in the amendment to the credit agreement which was filed as an exhibit to McLeodUSA's Current Report on Form 8-K on December 7, 2001.

    McLeodUSA expects to obtain an interim debtor-in-possession financing facility of up to $50 million in the event McLeodUSA pursues the restructuring through a Chapter 11 proceeding. In addition, McLeodUSA expects to obtain an exit financing facility upon consummation of a plan of reorganization under a Chapter 11 proceeding in an amount up to $160 million. Such exit financing facility will provide working capital for its future operations and be used to repay any amounts outstanding under any debtor-in-possession financing facility. While McLeodUSA has not yet obtained firm commitments for such facilities, it expects to obtain such commitments prior to filing a Chapter 11 case.

The Financial Restructuring

    The material elements of the restructuring include:

  •
  Forstmann Little will purchase Pubco for $535 million, subject to higher bids and without a break-up fee. A nationally recognized investment banking firm has provided a fairness opinion on the purchase price and has commenced a marketing process to seek higher bids that was publicly announced on December 3, 2001. Forstmann Little's commitment is subject to consummation of the restructuring.

  •
  Forstmann Little will make a new money investment of $100 million for (i) new convertible preferred stock that is mandatorily convertible into Class A common stock at an average of the post-transaction trading price, as described elsewhere in this Proxy/Disclosure Statement, and (ii) new warrants to purchase approximately 5% of the Class A common stock at an exercise price equal to 150% of the average of the post-transaction trading price.

  •
  McLeodUSA's outstanding senior notes, in an aggregate principal and accreted amount of approximately $2.9 billion, will be exchanged for $560 million in cash, available from the sale of Pubco and $25 million of Forstmann Little's new money investment, and 56,813,984 shares of Class A common stock, representing approximately 15% of the Class A common stock following the restructuring (subject to dilution).

  •
  McLeodUSA's outstanding Series A preferred stock, which has a liquidation preference plus accrued dividends of approximately $300 million, will be reclassified into 44,883,856 shares of Class A common stock, representing approximately 11.9% of the Class A common stock following the restructuring (subject to dilution).

  •
  McLeodUSA's Series D and E preferred stock, which has an aggregate liquidation preference of $1 billion and is owned by Forstmann Little, will be reclassified into 151,515,152 shares of Class A common stock, representing approximately 40% of the Class A common stock following the restructuring (subject to dilution).

  •
  McLeodUSA's outstanding Class A common stock will be diluted to approximately 33.1% of the Class A common stock following the restructuring (subject to dilution).

Summary of Restructuring Plan

Consideration

		Estimated Number of Shares and % of Class A Common Stock Ownership

	Cash
		Before Dilution		After Dilution(1)
Noteholders	$560,000,000	56,813,984	15.0%	56,813,984	13.7%
Series A Preferred Stock		44,883,856	11.9%	44,883,856	10.8%
Series D Preferred Stock		104,166,667	27.5%	104,166,667	25.1%
Series E Preferred Stock		47,348,485	12.5%	47,348,485	11.4%
Class A Common Stock		125,546,898	33.1%	125,546,898	30.2%
New Preferred Stock		NA	NA	36,433,233	8.8%

		378,759,890	100.0%	415,193,123	100.0%

Sources and Uses of Cash
($ in millions)

Sources
Sale of Pubco	$535
Forstmann Little Investment	100
Working Capital/Available Cash	25

$660

Uses
Cash Payment to Noteholders	$560
Mandatory Pre-Payment on Term Loans	35
Fees and Expenses	65

$660

(1)
Estimated common stock ownership after giving effect to the mandatory conversion of the new convertible preferred stock to be issued to Forstmann Little at an assumed price per share equal to the reorganization equity value per share of $2.74 prior to dilution for warrants and the management incentive plan. See "Valuation Analysis."

    While McLeodUSA believes the percentage estimates set forth above and referred to elsewhere in this Proxy/Disclosure Statement are helpful in describing the allocation of Class A common stock among its noteholders, preferred stockholders and current Class A common stockholders, there can be no assurance that actual allocations will correspond exactly to these estimated percentages.

After the Restructuring

    Upon consummation of the restructuring and giving effect to the sale of non-core businesses set forth in McLeodUSA's strategic restructuring plan and as contemplated by the amendment to the credit agreement, McLeodUSA's operations will consist primarily of the sale of voice and data services to small and medium size businesses and residential customers ("CLEC") in its core 25-state footprint. To date, the retail CLEC operations of McLeodUSA have not generated positive cash flow in any quarterly period. In addition, the preponderance of historical EBITDA of McLeodUSA has been attributable to Pubco, ICTC and other non-core assets that McLeodUSA plans to sell. While the initiatives set forth in McLeodUSA's strategic plan are designed to result in the core retail CLEC business eventually operating profitably, there can be no assurance that these steps will be successful in the time and magnitude expected. Moreover, the remaining operations are expected to continue generating negative cash from operations until fiscal 2005, even if McLeodUSA achieves its targeted level of EBITDA, as a result of capital expenditures and projected interest on the remaining amounts due under the credit agreement. Completion of asset sales within a time frame and for aggregate amounts described in McLeodUSA's business plan and retention of access to the amounts that remain available to borrow under the amended credit agreement are critical in funding McLeodUSA's operations.

    McLeodUSA is simultaneously pursuing the restructuring via two alternative mechanisms: (1) the out-of-court alternative and (2) the in-court alternative. Each of these alternatives is described in detail in this Proxy/Disclosure Statement. You are being requested to take action on both alternatives.

Out-of-Court Alternative

    The out-of-court restructuring is comprised of the following elements:

Special Meeting and Voting Procedures
Date, Time and Place of Special Meeting:	The Special Meeting to consider and to vote upon the restructuring proposals will be held on January 14, 2002 at 10:00 a.m., local time, at [ • ].
Voting Record Date, Stockholders Entitled to Vote and Quorum:
Common stockholders and preferred stockholders of record at the close of business on December [ • ], 2001, will be entitled to vote at the Special Meeting. Common stockholders will be entitled to one vote per share with respect to each of the restructuring proposals. Preferred stockholders will be entitled to one vote per share, with each series of preferred stock voting as a separate class, on each of the applicable reclassification proposals. The presence, either in person or by properly executed proxy, of the holders of a majority of the Class A common stock and each class of preferred stock outstanding and entitled to vote is necessary to constitute a quorum at the Special Meeting.
Purpose of Stockholders' Meeting:
The purpose of the Special Meeting is to consider and vote on the restructuring proposals. The disinterested members of McLeodUSA's board of directors have unanimously adopted resolutions adopting the restructuring proposals, subject to stockholder approval. The board of directors is soliciting proxies to be voted at the Special Meeting.

Restructuring Proposals and Votes Required:	•
Series A Reclassification Proposal. To approve an amendment to McLeodUSA's certificate of incorporation in order to provide for the reclassification of its Series A preferred stock into Class A common stock on a basis of 39.05 shares of Class A common stock for each share of Series A preferred stock (based on the $250 liquidation preference per share of the Series A preferred stock plus accrued dividends and 627,734,497 shares of Class A common stock outstanding). The Series A reclassification proposal requires (1) the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote and (2) the affirmative vote of the majority of the outstanding shares of Series A preferred stock entitled to vote.
•
Series D Reclassification Proposal. To approve an amendment to McLeodUSA's certificate of incorporation in order to provide for the reclassification of its Series D preferred stock into Class A common stock on a basis of 378.79 shares of Class A common stock for each share of Series D preferred stock (based on the $2,500 liquidation preference per share of the Series D preferred stock and 627,734,497 shares of Class A common stock outstanding). The Series D reclassification proposal requires (1) the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote and (2) the affirmative vote of the majority of the outstanding shares of Series D preferred stock entitled to vote. Forstmann Little as the only holder of Series D preferred stock has agreed to vote for the Series D reclassification proposal.
	•	Series E Reclassification Proposal. To approve an amendment to McLeodUSA's certificate of incorporation in order to provide for the reclassification of its Series E preferred stock into Class A common stock on a basis of 378.79 shares of Class A common stock for each share of Series E preferred stock (based on the $2,500 liquidation preference per share of the Series E preferred stock and 627,734,497 shares of Class A common stock outstanding). The Series E reclassification proposal requires (1) the affirmative vote of the majority of the outstanding shares of Class A common stock and (2) the affirmative vote of the majority of the outstanding shares of Series E preferred stock entitled to vote. Forstmann Little as the only holder of Series E preferred stock has agreed to vote for the Series E reclassification proposal.

•	Reverse Stock Split Proposal. To approve an amendment to McLeodUSA's certificate of incorporation in order to provide for a 5-to-1 reverse stock split of each outstanding share of its Class A common stock into one-fifth of a share of Class A common stock (meaning the approximately 627,734,497 shares of its outstanding Class A common stock will be converted into approximately 125,546,898 shares). The reverse stock split proposal requires the affirmative vote of the majority of the outstanding shares of Class A common stock.
•	Section 203 Proposal. To approve an amendment to McLeodUSA's certificate of incorporation in order to eliminate certain anti-takeover provisions by electing that McLeodUSA not be subject to Section 203 of the Delaware General Corporation Law, which deals with business combinations with interested stockholders. The Section 203 proposal requires the affirmative vote of the majority of the outstanding shares of Class A common stock entitled to vote.
•	Issuance Proposal. To approve the issuance of McLeodUSA's Class A common stock, including the issuance of:
	—	shares of Class A common stock issuable upon conversion of 10,000,000 shares of a new class of mandatorily convertible preferred stock to be issued to Forstmann Little;
	—	shares of Class A common stock issuable upon the exercise of 18,937,995 new warrants to be issued to Forstmann Little in connection with the issuance of the new class of mandatorily convertible preferred stock;
	—	56,813,984 shares of Class A common stock to holders of McLeodUSA's senior notes pursuant to the exchange offer; and
	—	196,399,008 shares of Class A common stock, in the aggregate, in connection with the Series A reclassification, the Series D reclassification and the Series E reclassification.
The issuance proposal requires the affirmative vote of the majority of the outstanding shares of Class A common stock represented at the Special Meeting and entitled to vote.
•	Management Incentive Plan Proposal. To approve the adoption of the McLeodUSA 2001 Omnibus Equity Plan. The management incentive plan proposal requires the affirmative vote of the majority of the outstanding shares of Class A common stock represented at the Special Meeting and entitled to vote.

Conditions to Effectiveness:	The Series A reclassification proposal, Series D reclassification proposal, Series E reclassification proposal, reverse stock split proposal, Section 203 proposal, issuance proposal and management incentive plan proposal are collectively referred to herein as the "restructuring proposals." Effectiveness of each of the restructuring proposals is conditioned upon approval of all the other restructuring proposals, completion of the exchange offer in accordance with its terms, consummation of the sale of Pubco for at least $535 million, consummation of the sale of $100 million of new preferred stock and warrants to Forstmann Little and resolution of all tax matters relating to the restructuring in a manner satisfactory to McLeodUSA.

We are seeking the approval of the restructuring proposals in connection with our proposed financial restructuring. The proposed text of the amendments to the certificate of incorporation are set forth in Annex III of this Proxy/Disclosure Statement.
Dissenters Rights:	Stockholders will not be entitled to dissenters' rights as a result of the undertaking by McLeodUSA of the transactions described herein.
Dilution:
The 56,813,984 and 196,399,008 shares of Class A common stock to be issued directly to holders of McLeodUSA's senior notes and preferred stockholders will represent approximately 15% and 51.9%, respectively, of the total outstanding shares of Class A common stock after giving effect to the restructuring (subject to dilution). Upon consummation of the out-of-court restructuring, the equity interests of the existing holders of Class A common stock, as a percentage of the total number of outstanding shares of Class A common stock, will be significantly diluted to 33.1% (subject to dilution).
Changing Votes and Revocation:
Stockholders may change their vote or revoke their proxy at any time before their shares are voted at the Special Meeting by voting again in an acceptable manner, sending a proxy card dated later than their last vote, notifying the Secretary of McLeodUSA in writing or voting at the Special Meeting.

The Exchange Offer and Consent Solicitation

The Exchange Offer:	Pursuant to the exchange offer McLeodUSA is:
	•	offering to exchange all of its outstanding senior notes for each noteholder's pro rata share of (1) $560 million in cash plus (2) 56,813,984 shares of Class A common stock, representing approximately 15% of the Class A common stock expected to be outstanding upon consummation of the exchange offer (subject to dilution); and
	•	seeking the approval of noteholders of the notes to certain amendments to the indentures pursuant to which the notes were issued.

Upon consummation of the exchange offer, each noteholder that validly tenders notes will receive a pro rata portion of $560 million in cash and 56,813,984 shares of Class A common stock based upon the ratio of (x) the principal and accreted amount of the notes tendered by such noteholder plus all accrued and unpaid interest thereon as of the day immediately preceding the closing of the exchange offer to (y) the principal and accreted amount of all outstanding notes plus all accrued and unpaid interest thereon as of the day immediately preceding the closing of the exchange offer.
Conditions to Exchange Offer:	Among other things, the consummation of the exchange offer is conditioned on at least 95% of the aggregate principal and accreted amount of the notes being validly tendered and not withdrawn prior to expiration of the exchange offer, favorable votes on the restructuring proposals from the preferred and common stockholders, consummation of the sale of Pubco, consummation of the sale of the new preferred stock and warrants to Forstmann Little and satisfactory resolution of certain tax matters.
Consent Solicitation and Indenture Amendments:	Senior Noteholders who validly tender notes in the exchange offer will be deemed to have consented to the indenture amendments. The indenture amendments would eliminate or amend substantially all restrictive covenants in the indentures governing the notes.
Expiration Date of the Exchange Offer:	The exchange offer will expire at 5:00 p.m., New York City time, on January 15, 2002, unless extended by McLeodUSA.

In-Court Alternative

    If the conditions to closing the exchange offer are satisfied or waived, including the stockholders' approval of the restructuring proposals, McLeodUSA intends to implement the restructuring via the out-of-court alternative. If, however, for any reason McLeodUSA determines that it would be more advantageous or expeditious, it will consider effectuating the restructuring by filing a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and seeking court approval of the restructuring.

    To facilitate court approval of the in-court alternative, McLeodUSA is soliciting acceptances of its plan of reorganization, a copy of which is attached hereto as Appendix I. The plan, if approved, would result in the same consideration to the stockholders as they would receive through the out-of-court restructuring.

    MCLEODUSA HAS NOT MADE ANY DECISION AT THIS TIME TO COMMENCE ANY CHAPTER 11 CASE, AND RESERVES ALL OF ITS RIGHTS TO PURSUE ANY AND ALL OF ITS STRATEGIC ALTERNATIVES IN THE EVENT THE OUT-OF-COURT RESTRUCTURING IS NOT CONSUMMATED.

The Plan of Reorganization
Summary:
The plan of reorganization provides for, among other things, the Series A, Series D and Series E preferred stock to be satisfied in full for the same consideration being offered in the reclassification and reverse stock split, as set forth above.

Under the plan, all claims against and interests in McLeodUSA that will exist on the date McLeodUSA files any voluntary petition for reorganization relief under Chapter 11 of the Bankruptcy Code are divided into classes, exclusive of certain claims, including DIP facility claims (as described herein), administrative claims, and priority tax claims, which are not required to be classified. The following summarizes the classification and treatment under the plan of the principal claims against and interests in McLeodUSA. See "The Plan—Summary of the Plan of Reorganization—Certain Matters Regarding Classification and Treatment of Claims and Interests."
Class 1 (secured lender claims):	Class 1 is unimpaired by the plan. The estimated percentage recovery to holders of secured lender claims is 100%.
Class 2 (other secured claims):	Class 2 is unimpaired by the plan. The estimated percentage recovery to holders of other secured claims is 100%.
Class 3 (non-tax priority claims):	Class 3 is unimpaired by the plan. The estimated percentage recovery to holders of non-tax priority claims is 100%.
Class 4 (general unsecured claims):	Class 4 is unimpaired by the plan. The estimated percentage recovery to holders of general unsecured claims is 100%.
Class 5 (Note claims):
Class 5 is impaired by the plan. Each holder of an allowed note claim is entitled to vote on the plan. On or as soon as reasonably practicable after the distribution date, each holder of an allowed note claim would receive its pro rata share of (A) $560 million in cash and (B) 56,813,984 shares of Class A common stock. The aggregate amount of Class A common stock to be issued to the noteholders is equal to approximately 15% of the Class A common stock to be outstanding as of the consummation of the plan subject to dilution for Class A common stock that will be issued upon conversion of new convertible preferred stock to be issued in connection with the exchange offer immediately after the 60th day after the closing of the exchange offer. The estimated value of this consideration is approximately $716 million. This valuation is based upon a number of assumptions and is subject to a number of significant qualifications and is not intended to be an indication of future trading value. See "Valuation Analysis."
Class 6 (preferred stock interests):
Class 6 is impaired by the plan. Preferred stock interests include the Series A preferred stock, the Series D preferred stock, and the Series E preferred stock and any accrued but unpaid dividends. Each holder of an allowed preferred stock interest is entitled to vote on the plan. On or as soon as reasonably practicable after the distribution date, each holder of an allowed preferred stock interest shall receive, in exchange for such interest, its share of Class A common stock of reorganized McLeodUSA on the effective date, pro rata with all other holders of preferred stock based upon the liquidation preferences and, if applicable, accrued and unpaid dividends of such preferred stock. The aggregate liquidation preference of the Series A preferred stock, including accrued and unpaid dividends, is estimated to be $296.2 million as of January 31, 2002. The aggregate liquidation preference of the Series D and E preferred stock is $1 billion. Based on such preferences, Series A preferred stock interests shall share, pro rata, 44,883,856 shares of Class A common stock (subject to dilution); Series D preferred stock interests shall share, pro rata, 104,166,667 shares of Class A common stock (subject to dilution); and Series E preferred stock interests shall share, pro rata, 47,348,485 shares of Class A common stock (subject to dilution). The estimated value of the Class A common stock to be delivered to the Series A preferred stock interests is approximately $123 million. The estimated value of the Class A common stock to be delivered to Series D and E preferred stock interests together is approximately $416 million. This valuation is based upon a number of assumptions and is subject to a number of significant qualifications and is not intended to be an indication of future trading value. See "Valuation Analysis."
Class 7 (Class A common stock interests):
Class 7 is impaired by the plan. McLeodUSA is requesting that all common stockholders vote on the plan. Absent a favorable vote on the plan by the common stockholders as a class, however, McLeodUSA reserves the right to seek approval of the plan from a Bankruptcy Court, notwithstanding any rejection, or deemed rejection, by such holders. On, or as soon as reasonably practicable after the distribution date, each holder of an allowed Class A common stock interest shall receive its pro rata share of approximately 125,546,898 shares of Class A common stock (subject to dilution). The estimated value of this Class A common stock as of the effective date is approximately $344 million. This valuation is based upon a number of assumptions and is subject to a number of significant qualifications and is not intended to be an indication of future trading value. See "Valuation Analysis."
Class 8 (options, warrants, call rights, puts or other agreements to acquire Class A common stock):
Class 8 is impaired by the plan. Upon the effective date of the plan, such rights shall be cancelled and of no further force or effect, and no holder of such rights shall be entitled to receive any distribution under the plan on account of such rights. Upon the effective date of the plan, however, McLeodUSA intends to implement a new management incentive plan. See "Restructuring—Management Incentive Plan."
Voting Procedures
Expiration Date:	The solicitation period for acceptances of the plan will expire at 5:00 p.m., New York City time on January 15, 2002, unless extended by McLeodUSA.

Voting on the Plan:
Stockholders who elect to vote on the plan should complete and sign the beneficial owner ballot and check the box entitled "Accepts" the plan or "Rejects" the plan, as appropriate. In all cases, the duly completed beneficial owner ballot must be mailed or delivered as specified in the beneficial owner ballot.

Specifically, any beneficial holder whose securities are registered or held of record in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to vote on the plan should complete a beneficial owner ballot and return such ballot to such nominee or directly to Innisfree M&A Incorporated, as voting agent, as instructed by such nominee. Nominees in turn must use the information contained in such beneficial owner ballots to complete master ballots, and must return all such master ballots to the voting agent. Stockholders who purchase Class A common stock or preferred stock after the voting record date, and who wish to vote on the plan, must arrange with their seller to receive a beneficial owner ballot from the holder of record. The voting deadline is January 15, 2002. All ballots tendered by the voting deadline may be utilized by McLeodUSA in connection with determining acceptances and rejections of the plan at any time, so long as the plan is consummated on or before August 1, 2002. Thus, all votes represented by such ballots shall be deemed continuously effective until such time.

Under the Bankruptcy Code, for purposes of determining whether the requisite acceptances of the plan have been received, only stockholders who vote will be counted. Stockholders who do not send a duly completed and signed ballot will be deemed to constitute an abstention by such stockholder with respect to a vote regarding the plan. Abstentions, as a result of not submitting a duly completed and signed ballot, will not be counted as votes for or against the plan. While each stockholder should check the appropriate box and only one box, any ballot which is validly executed by a stockholder but does not indicate an acceptance or rejection of the plan will be counted as a rejection of the plan. Any ballot which is validly executed by a stockholder and which indicates both acceptance and rejection of the plan will be counted as a rejection of the plan.
Changing Votes:
Votes on the plan may be changed only as provided for in this Proxy/Disclosure Statement. As provided for herein, votes may be changed only by a properly completed and timely submitted ballot that supercedes a prior properly completed and timely submitted ballot.

Support for the Restructuring

    Forstmann Little, as the holder of 100% of the Series D and Series E preferred stock with an aggregate liquidation preference of $1 billion, supports the restructuring and has executed a lock-up and voting agreement requiring Forstmann Little to vote in favor of the restructuring proposals and the plan.

    McLeodUSA's executive officers and directors, as a group, beneficially own approximately 67,311,394 shares of Class A common stock, excluding option shares. See "Security Ownership of Certain Beneficial Owners and Management." Such officers and directors have advised McLeodUSA that they intend to vote in favor of the restructuring proposals and the plan.

Recommendation of the Restructuring

    The special committee considered a number of alternatives with respect to restructuring McLeodUSA's capital structure, held numerous lengthy meetings, discussed the restructuring with its advisors and engaged in extensive negotiations with representatives of Forstmann Little regarding the sale of Pubco and the restructuring. In addition, the special committee, through senior management, was involved in negotiations with representatives of McLeodUSA's senior secured lenders regarding amendments to the credit agreement. After considering the alternatives, and in light of these extensive negotiations, the special committee recommended the restructuring to McLeodUSA's board of directors.

    The disinterested members of McLeodUSA's board of directors have unanimously approved the restructuring proposals, including the terms of the Series A reclassification proposal, the Series D reclassification proposal, the Series E reclassification proposal, the reverse stock split proposal, the Section 203 proposal, the issuance proposal and the management incentive plan proposal discussed in this Proxy/Disclosure Statement, upon the recommendation of the special committee. However, McLeodUSA's board of directors has not at this time taken any corporate action approving a bankruptcy filing or in furtherance thereof.

Risk Factors

    Ownership of the shares of the Class A common stock (following completion of the restructuring) is subject to a number of material risks. Prior to deciding whether to vote for the restructuring proposals or the plan, each stockholder should carefully consider all of the information contained in this Proxy/Disclosure Statement. Certain risks are set forth in detail under "Risk Factors."

Description of the Class A Common Stock
Authorized Shares:	2,000,000,000 shares of Class A common stock are authorized.
Par Value:	$.01 per share.
Voting Rights:	One vote per share.
Preemptive Rights:	None.
Dividends:	Payable at the discretion of the board of directors of McLeodUSA.
Board Representation:
The board of directors will consist of up to 15 members. Mr. Clark E. McLeod will continue to serve as the Chairman of the board of directors. Mr. Theodore J. Forstmann will continue to serve as the Chairman of the executive committee.

McLeodUSA's bylaws will be amended as follows: (1) the board of directors will include at least five independent directors and the Chairman, Chief Executive Officer and Chief Financial Officer of McLeodUSA, and (2) the executive committee of the board of directors will consist of no more than seven members, and will include the Chairman of the board of directors, two designees of Forstmann Little, the Chief Executive Officer and the Chief Operating Officer of McLeodUSA.
Stock Options:
An amount of shares of Class A common stock equal to 15% of the shares to be outstanding immediately after conversion of the new convertible preferred stock to be issued to Forstmann Little and after giving effect to the options will be reserved for issuance in connection with one or more incentive stock option plans.
Comparison of Class A Common Stock to Outstanding Preferred Stock:
There are significant differences between the rights and preferences of the preferred stock to be reclassified in the restructuring and the Class A common stock. A description of these differences is set forth under "Description of Restructuring Proposals—Comparison of Class A Common Stock to Outstanding Preferred Stock."

United States Federal Income Tax Consequences

    The preferred stock reclassification and the reverse stock split will generally be tax-free to holders of McLeodUSA's Series A preferred stock and holders of McLeodUSA's Class A common stock. McLeodUSA anticipates that, as a result of the restructuring, its net operating loss carryforwards will be substantially reduced or eliminated, and any remaining net operating losses will be subject to certain limitations. In addition, if the out-of-court restructuring is consummated, McLeodUSA will incur liability for federal alternative minimum tax and state income tax in connection with the restructuring. Resolution of all tax matters in a manner satisfactory to McLeodUSA is a condition to the completion of the exchange offer. See "Material United States Federal Income Tax Considerations."

Market and Trading Information

    The shares of Class A common stock and Series A preferred stock are listed on The Nasdaq National Market under the symbols "MCLD" and "MCLDP," respectively. No assurance can be given as to the prices at which the Class A common stock might be traded. The Series A preferred stock will cease to be outstanding. See "Risk Factors—Possible Volatility of Class A Common Stock" and "Risk Factors—Risk of Delisting."

Information and Voting Agent

    Innisfree M&A Incorporated has been appointed as the Information Agent for solicitation of proxies and Voting Agent for the solicitation of acceptances of the plan. Questions regarding voting and requests for assistance may be directed to the Information Agent as set forth on the back cover of this Proxy/Disclosure Statement.

RECENT DEVELOPMENTS

    On December 7, 2001, McLeodUSA entered into an agreement to sell certain of its internet/data assets (formerly part of Splitrock Services, Inc.) and wholesale dial-up Internet Service Provider (ISP) customer base to Level 3 Communications, Inc. for $55 million plus the assumption of certain operating liabilities (the "Splitrock Disposition"). Under the terms of the agreement, Level 3 will purchase approximately 350 POPs (points of presence) across the U.S., the related facilities, equipment and underlying circuits, plus the wholesale ISP customer base. The transaction excludes fiber optic cable obtained under the existing IRU Agreement with Level 3 acquired by McLeodUSA in the Splitrock acquisition. The parties will also enter into operating agreements enabling McLeodUSA to continue providing service and support to customers in its 25-state footprint. The Splitrock Disposition is subject to customary closing conditions, and is expected to close prior to May 1, 2002.

SUMMARY UNAUDITED HISTORICAL AND PRO FORMA CAPITALIZATION

    The following table sets forth the unaudited capitalization of McLeodUSA as of September 30, 2001, and as adjusted to give effect to the out-of-court restructuring and the Splitrock Disposition as though they had become effective on September 30, 2001. The adjustments giving effect to the out-of-court restructuring assume 100% of McLeodUSA's senior notes are exchanged. If less than 95% of the notes are tendered and McLeodUSA elects to waive the minimum tender condition and accept the tendered notes for exchange, such acceptance would have a material effect upon the information presented below. The information presented below should be read in conjunction with the Consolidated Financial Statements, Unaudited Pro Forma Financial Information and related notes appearing elsewhere herein.

	September 30, 2001
	Historical	Total Pro Forma
	(unaudited)	(unaudited)
	(In millions, except shares)
Long-term debt (excludes current maturities)	3,694.0	747.9	(1)(2)
Redeemable convertible preferred stock
Preferred, Series B, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical none; pro forma none	—	—
Preferred, Series C, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical none; pro forma none	—	—
Preferred, Series D, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical 275,000; pro forma none	104.0	—
Preferred, Series E, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical 125,000; pro forma none	43.0	—

Total redeemable convertible preferred stock	147.0	—

Stockholders' Equity
Capital Stock:
Preferred, Series A, $.01 par value: authorized, issued and outstanding historical 1,149,375 shares; pro forma none	—	—
Common, Class A, $.01 par value; authorized 2,000,000,000 shares; issued and outstanding historical 626,950,228 shares; pro forma 415,036,271 shares	6.3	4.1
Common, Class B, convertible, $.01 par value; authorized 22,000,000 shares; issued and outstanding 2001 and pro forma none	—	—
Additional paid-in capital	3,843.2	4,092.9
Accumulated deficit	(3,621.1)	(1,295.5)
Accumulated other comprehensive income	(2.0)	(2.0)

Total stockholders' equity	226.4	2,799.5	(1)

Total capitalization and pro forma capitalization	$4,067.4	3,547.4	(1)

(1)
If the out-of-court restructuring is consummated at the 95% acceptance level by McLeodUSA's senior noteholders, pro forma long-term debt (excluding current maturities), total pro forma stockholders' equity and total pro forma capitalization would be $893.1 million, $2,681.7 million and $3,574.8 million, respectively.

(2)
McLeodUSA borrowed an additional $250 million under its credit agreement subsequent to September 30, 2001. As a result, pro forma long-term debt (excluding current maturities) upon consummation of the restructuring would be $997.9 million (assuming 100% tender by McLeodUSA's senior noteholders) and $1,143.1 (assuming a 95% tender by McLeodUSA's senior noteholders).

RISK FACTORS

    Investment in the Class A common stock following completion of the restructuring (whether shares of Class A common stock are issued in the out-of-court restructuring or the in-court restructuring) involves a high degree of risk. Prior to deciding whether to (a) vote for the restructuring proposals and/or (b) vote to accept the plan, each stockholder should carefully consider all of the information contained in this Proxy/Disclosure Statement, especially the factors described or cross-referenced in the following paragraphs.

Implementing McLeodUSA's Operational Restructuring Involves Substantial Risks

    There are substantial risks in implementing McLeodUSA's new operational strategy. These risks include:

  •
  spending significant resources and time on the divestiture of non-core assets rather than on the operational restructuring of McLeodUSA;

  •
  the operational restructuring entails significant business process changes throughout the organization, which may be disruptive;

  •
  difficulties arising from the slowing economy, which has adversely affected demand for competitive telecommunications services, may delay revenue growth and the time to profitability and positive cash flow;

  •
  the chance for adverse regulatory, legislative and other governmental developments during the course of the operational restructuring;

  •
  uncertainty surrounding McLeodUSA's restructuring increases the risk that McLeodUSA loses customers and leaves McLeodUSA open to more aggressive tactics of competitors;

  •
  potential difficulties in recruiting and retaining quality management to execute the new operational strategy; and

  •
  McLeodUSA may not have sufficient capital to invest in improved business systems to support a larger and more efficient enterprise.

    One or more of these factors, individually or combined, could affect adversely McLeodUSA's ability to conduct its operations.

McLeodUSA Expects to Incur Significant Losses Over the Next Several Years

    If McLeodUSA does not become profitable in the future, McLeodUSA could have difficulty obtaining funds to continue its operations. McLeodUSA has incurred net losses every year since McLeodUSA began operations. Since January 1, 1995, McLeodUSA's net losses applicable to Class A common stock have been as follows:

Period	Amount
1995	$11.3 million
1996	$22.3 million
1997	$79.9 million
1998	$124.9 million
1999	$238.0 million
2000	$531.7 million

    McLeodUSA expects to incur significant operating losses during the next several years. If McLeodUSA is unable to operate profitably in the time frame expected, there may be adverse consequences to its business.

Risks Particular to Reclassified Preferred Stockholders

    Preferred stockholders who receive shares of Class A common stock will lose all rights associated with the preferred stock. The Series A preferred stock obligates McLeodUSA to pay a certain amount of annual dividends. Holders of the Class A common stock will have no right to receive an annual payment of dividends. Moreover, cash dividend payments will continue to be prohibited under the terms of the credit agreement (other than in connection with certain employee benefit plans or to maintain certain licenses and franchises). Also, if McLeodUSA were to be liquidated, preferred stockholders would no longer be entitled to payment prior to holders of Class A common stock.

Issuance of Additional Shares of Class A Common Stock After the Restructuring Will Dilute the Class A Common Stock

    If the requisite votes in favor of the restructuring proposals are received, the issuance of shares of Class A common stock to McLeodUSA's noteholders and the holders of Series A, D and E preferred stock will result in dilution of the equity interests of the holders of Class A common stock. In addition, the issuance of shares of Class A common stock or options to management and employees, the conversion of the new preferred stock or the exercise of the new warrants will result in additional dilution of the equity interests of the holders of the Class A common stock which could adversely affect the market price and the value of Class A common stock. There can be no assurance that McLeodUSA will not need to issue additional equity securities in the future in order to execute its business plan if it does not achieve its projected results or for other reasons, which could lead to further dilution to holders of the Class A common stock.

The Businesses that Will Remain Following the Restructuring Do Not Generate Positive Cash Flow

    Upon consummation of the restructuring and giving effect to the sale of non-core businesses set forth in McLeodUSA's strategic restructuring plan and as contemplated by the credit agreement, McLeodUSA's operations will consist primarily of its retail CLEC business. To date, the retail CLEC operations of McLeodUSA have not generated positive cash flow in any quarterly period. In addition the preponderance of historical EBITDA of McLeodUSA has been attributable to Pubco, Illinois Consolidated Telephone Company ("ICTC") and other non-core assets that McLeodUSA plans to sell. While the initiatives set forth in McLeodUSA's strategic restructuring plan are designed to result in the CLEC business eventually operating profitably, there can be no assurance that these steps will be successful in the time and magnitude expected. Moreover, the remaining operations are expected to continue generating negative cash from operations until fiscal 2005, even if McLeodUSA achieves its targeted level of EBITDA, as a result of capital expenditures and projected interest on the remaining amounts due under the credit agreement. Completion of asset sales within a time frame and for aggregate amounts described in McLeodUSA's business plan and retention of access to the amounts that remain available to borrow under the amended credit agreement are critical in funding McLeodUSA's operations.

McLeodUSA Has a Risk of Inadequate Liquidity

    Consummation of the restructuring and the third amendment to the credit agreement will impact the post-restructuring liquidity position of McLeodUSA in the following manner:

  •
  permanent reduction of the commitments under the revolving credit facility of $140 million;

  •
  higher interest rates;

  •
  divestiture of Pubco, which currently generates positive cash flow; and

  •
  required divestiture of ICTC, which currently generates positive cash flow, and application of the first $225 million of the proceeds of such divestiture to the prepayment of term loans.

    Upon consummation of the restructuring, the operations of McLeodUSA will consist primarily of the existing retail CLEC operations of McLeodUSA, which have not generated positive cash flow in any quarterly period. One or more of these factors, individually or combined, could affect adversely McLeodUSA's ability to conduct its operations.

    Although Forstmann Little is investing $100 million, after payments to noteholders, prepayments on the credit agreement, and fees and expenses related to the restructuring, McLeodUSA will not retain any proceeds from such investment and, in fact, anticipates using approximately $25 million of available cash to effect the restructuring.

    Furthermore, the divestitures of non-core assets is a key component to McLeodUSA's future liquidity. Material variances from the expected level of proceeds received from non-core asset sales and the timing of the receipt of such proceeds would have an adverse effect on liquidity.

    Finally, McLeodUSA may need additional capital to expand its business and develop new products, which may be difficult to obtain. Failure to obtain additional capital may preclude McLeodUSA from developing or enhancing its products, taking advantage of future opportunities, growing its business or responding to competitive pressures.

A Long And Protracted Restructuring Could Adversely Affect McLeodUSA's Business

    The uncertainty surrounding a prolonged restructuring could have significant adverse affects on McLeodUSA's business.

    Specifically:

  •
  To induce McLeodUSA's senior secured lenders to consent to the restructuring, McLeodUSA agreed that it would not borrow more than $50 million under its credit agreement until the later of (a) the date the restructuring is consummated, (b) the date McLeodUSA becomes a debtor in a bankruptcy case, and (c) the date McLeodUSA ceases to pursue the restructuring. McLeodUSA borrowed the entire $50 million on December 4, 2001. Therefore, McLeodUSA may not have sufficient liquidity to endure a prolonged restructuring.

  •
  It will be difficult to attract and retain key employees during a prolonged restructuring.

  •
  Uncertainty about the ultimate outcome of the restructuring could lead to the loss of customers and the tightening of trade credit.

The Class A Common Stock Could Be Volatile, Increasing the Risk of Loss to Holders of Common Stock

    The market price of the Class A common stock could be subject to significant fluctuations in response to various factors and events including the depth and liquidity of the trading market for the Class A common stock and variations in McLeodUSA's operating results. In addition, the stock market in general, and the telecommunications sector specifically, in recent years have experienced broad price and volume fluctuations that have often been unrelated to the operating performance of the companies. Broad market fluctuations may also adversely affect the market price of the Class A common stock.

If McLeodUSA's Class A Common Stock is Delisted, the Ability of Holders of Common Stock to Sell Their Shares Would Be Adversely Impacted

    It is possible that the Class A common stock will be delisted from The Nasdaq National Market. Officials of The Nasdaq National Market may, upon the issuance of this Proxy/Disclosure Statement, halt the quotation of the Class A common stock and begin an immediate review of McLeodUSA's entire financial situation, including the plan, the projected financial statements and the economic impact of any possible bankruptcy on the Class A common stock. If the results of a review are unfavorable, The Nasdaq National Market may notify McLeodUSA that it intends to delist the Class A common stock. McLeodUSA would object to any proposed delisting and seek a hearing, but there can be no guarantee that any such objection would be successful. If the Class A common stock is delisted, it would become difficult to make purchases and sales or obtain timely and accurate quotations with respect to trading of the Class A common stock.

McLeodUSA's Future Operational and Financial Performance May Vary Materially from the Projections Included in this Proxy/Disclosure Statement

    The projected financial information contained in this Proxy/Disclosure Statement is based on McLeodUSA's estimated results of operations based upon certain assumptions described more fully under "Unaudited Pro Forma Financial Information" and "Projections of Certain Financial Data" in this Proxy/Disclosure Statement. McLeodUSA does not as a matter of course make public projections as to future sales, earnings or other results. However, McLeodUSA's management, together with its financial advisor, has prepared the projected consolidated financial information set forth in this Proxy/Disclosure Statement to present the anticipated effects of the restructuring. These projections were not prepared with a view towards pubic disclosure or with a view towards complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of McLeodUSA's management, were prepared on a reasonable basis, reflect the best currently available estimates and adjustments and present, to the best of management's knowledge and belief, the course of action and the expected future financial performance of reorganized McLeodUSA after the effective date.

    McLeodUSA does not intend to update or otherwise revise its projections to reflect events or circumstances existing or arising after the date of this Proxy/Disclosure Statement or to reflect the occurrence of unanticipated events. The independent public accountants for McLeodUSA have not examined or provided any other form of assurance on the projected financial information. Consequently, no person other than McLeodUSA assumes any responsibility for the projected financial information. The projected financial information necessarily is based upon numerous estimates and assumptions, including that McLeodUSA will successfully implement the restructuring on a timely basis and achieve the results described in the financial projections included in this Proxy/Disclosure Statement. These estimates and assumptions are inherently subject to significant business, economic and competitive uncertainties, contingencies and risks, many of which are beyond the control of McLeodUSA. Actual results may vary from these projections and the variations may be material. Financial projections are necessarily speculative in nature and one or more of the assumptions underlying these projections may prove not to be valid. The projections should not be regarded as a representation by McLeodUSA, any of its affiliates or any other person that the projections will be achieved. Stockholders are cautioned not to place undue reliance on the projected financial information contained in this Proxy/Disclosure Statement.

Election Not to be Subject to Section 203 May Make McLeodUSA More Vulnerable to Takeovers

    McLeodUSA is required to opt out of the provisions of Section 203 of the Delaware General Corporation Law under the terms of its agreement with Forstmann Little in order to complete the financial restructuring. The election to eliminate the protection provided by Section 203 of the Delaware General Corporation Law may make McLeodUSA more vulnerable to takeovers without giving McLeodUSA the ability to prohibit or delay such takeovers as effectively.

Adverse Treatment of Cancellation of Debt Income and Net Operating Losses May Adversely Impact McLeodUSA's Financial Position

    McLeodUSA will realize substantial cancellation of debt ("COD") income as a result of the restructuring. Under the out-of-court restructuring, McLeodUSA will recognize this income for income tax purposes. McLeodUSA believes that it and its subsidiaries will have sufficient consolidated net operating losses and net operating loss carryovers ("NOLs") available for federal income tax purposes to offset this income (although some federal alternative minimum tax and state income tax liability will remain). McLeodUSA has estimated for purposes of its unaudited pro forma financial information presented herein that $46 million of current tax liability will result from the out-of-court restructuring. See "Unaudited Pro Forma Financial Information." However, whether McLeodUSA and its subsidiaries will have sufficient NOLs to fully offset the COD income recognized will depend upon a number of factors, including the amount of notes that are tendered in the out-of-court restructuring, the amount of NOLs created by operations in 2001 and 2002, the value of the Class A common stock (determined at the time of the exchange) issued in exchange for notes, the effect of any applicable limitations on McLeodUSA's ability to utilize NOLs (including certain of McLeodUSA's subsidiaries' NOLs that were created before such subsidiaries were acquired by McLeodUSA) and the timing and amount of gain or loss that McLeodUSA will recognize as a result of the divestiture of its non-core business and telecom assets. Accordingly, no assurances can be given that McLeodUSA will have sufficient NOLs available to offset all of the COD income that will be recognized in the out-of-court restructuring. If McLeodUSA and its subsidiaries do not have sufficient NOLs available to offset the COD income recognized in the out-of-court restructuring, McLeodUSA will recognize taxable income without a corresponding receipt of cash.

    McLeodUSA believes that all or substantially all of its and its subsidiaries' NOLs will be utilized as a result of the COD income to be recognized in the out-of-court restructuring. McLeodUSA also believes that all of its NOLs will be eliminated as a result of COD income excluded in the in-court restructuring, although the NOLs of McLeodUSA's subsidiaries would not be eliminated as a result of such COD income in the in-court restructuring if McLeodUSA's position that the reduction in tax attributes resulting from the exclusion of such COD income should occur on a separate company basis is sustained. However, the Internal Revenue Service has recently taken the position that consolidated, rather than separate company NOLs must be reduced when COD income is excluded. Accordingly, no assurances can be given in this regard. Because no COD income will be recognized in the in-court restructuring, McLeodUSA will not be liable for the federal alternative minimum tax or state income tax as a result of COD income realized in the in-court restructuring.

    If an "ownership change" (as defined in Internal Revenue Code Section 382 ("Section 382")) occurs with respect to McLeodUSA's stock in connection with the restructuring, Section 382 may apply to limit the future ability of McLeodUSA and its subsidiaries to utilize any remaining NOLs generated before the ownership change and certain subsequently recognized "built-in" losses and deductions, if any, existing as of the date of the ownership change. McLeodUSA is likely to incur an ownership change as a result of the restructuring. McLeodUSA's ability to utilize new NOLs arising after the ownership change would not be affected. An ownership change generally occurs if certain persons or groups increase their aggregate ownership percentage in a corporation's stock by more than 50 percentage points in the shorter of any three-year period or the period since the last ownership change.

    McLeodUSA believes that its most recent ownership change occurred in March, 2000 and that the Section 382 limitation arising from that ownership change does not impose material limitations on its ability to utilize its NOLs in connection with the restructuring. However, the determination of whether and when an ownership change occurs is inherently factual and depends in part on the values of McLeodUSA's outstanding stock on each measurement date (as defined for purposes of Section 382). If it were ultimately determined that McLeodUSA's most recent ownership change occurred on a different date (or that an ownership change occurs subsequent to the date hereof and prior to the consummation of the out-of-court restructuring), McLeodUSA's ability to utilize NOLs to offset the COD income recognized in the out-of-court restructuring could be materially affected. See "Material United States Income Tax Considerations."

Failure to Raise Necessary Capital Could Restrict the Ability of McLeodUSA to Develop Its Network and Services and Engage in Strategic Acquisitions

    McLeodUSA cannot assure that its capital resources will be sufficient to enable it to achieve operating profitability. Failure to generate or raise sufficient funds may require McLeodUSA to delay or abandon some of its expansion plans or expenditures, which could harm its business and competitive position.

    McLeodUSA expects to meet these funding needs through various sources, including existing cash balances, existing lines of credit, prospective sales of selected assets, vendor financing and cash flow from future operations. The estimated aggregate capital expenditure requirements of McLeodUSA include the projected costs of:

  •
  expanding McLeodUSA's fiber optic communications network, including intra-city fiber optic networks;

  •
  adding voice and data switches;

  •
  constructing, acquiring, developing or improving telecommunications assets in existing and new markets; and

  •
  improving the business infrastructure to support a larger and more efficient telecommunications company.

    McLeodUSA also requires substantial funds for general corporate and other expenses and may require additional funds for working capital fluctuations.

    The third amendment to the credit agreement places restrictions on McLeodUSA's ability to make capital expenditures and engage in acquisitions.

    McLeodUSA may meet any additional financial needs by issuing additional debt or equity securities or by borrowing funds under the credit agreement. McLeodUSA cannot assure that it will have timely access to additional financing sources on acceptable terms. McLeodUSA's ability to issue debt securities, borrow funds from additional lenders and participate in vendor financing programs are restricted under the terms of the third amendment, and there can be no assurance that the lenders thereunder will waive these restrictions if McLeodUSA needs additional financing beyond that permitted. If they do not, McLeodUSA may not be able to expand its markets, operations, facilities, network and services as it intends.

McLeodUSA's Dependence on the MegaBells to Provide Most of McLeodUSA's Communications Services Could Make It Harder for McLeodUSA to Offer Its Services at a Profit

    The original seven regional Bell companies that resulted from the divestiture by AT&T in 1984 of its local telephone systems are now concentrated into four large incumbent "MegaBells." McLeodUSA depends on these MegaBells to provide much of McLeodUSA's core local and some long distance services and at the same time these MegaBells are McLeodUSA's largest local service competitors. Today, without using the communications facilities of these companies, McLeodUSA could not provide bundled local and long distance services to most of McLeodUSA's customers. Because of this dependence, McLeodUSA's communications services are highly susceptible to changes in the conditions for access to these facilities and to possible inadequate service quality provided by the MegaBells. Therefore, McLeodUSA may have difficulty offering its services on a profitable and competitive basis.

    Qwest Communications International Inc. (successor to U S WEST Communications, Inc.) and SBC Communications Inc. (including its wholly-owned subsidiary Ameritech Corporation) are McLeodUSA's primary suppliers of network elements and communications services that allow McLeodUSA to transfer and connect calls. The communications facilities of McLeodUSA's suppliers allow McLeodUSA to provide local service, long distance service and private lines dedicated to its customers' use. If these MegaBells or other companies deny or limit McLeodUSA's access to their communications network elements or wholesale services, McLeodUSA may not be able to offer its communications services at profitable rates.

    In order to interconnect McLeodUSA's network equipment and other communications facilities to network elements controlled by the MegaBells, McLeodUSA must first negotiate and enter into interconnection agreements with them. Interconnection obligations imposed on the MegaBells by the Telecommunications Act of 1996 have been and continue to be subject to a variety of legal proceedings, the outcome of which could affect McLeodUSA's ability to obtain interconnection agreements on acceptable terms. There can be no assurance that McLeodUSA will succeed in obtaining interconnection agreements on terms that would permit McLeodUSA to offer local services using McLeodUSA's own communications network facilities at profitable and competitive rates.

Actions by the MegaBells May Make it More Difficult for McLeodUSA to Offer Its Communications Services

    The MegaBells have pursued and continue to pursue several measures that may make it more difficult for McLeodUSA to offer its communications services. McLeodUSA has challenged or is challenging these actions before the FCC or applicable state public utility commissions. McLeodUSA cannot assure that it will succeed in its challenges to these or other actions by the MegaBells that would prevent or deter McLeodUSA from using their service or communications network elements. If the MegaBells withdraw or limit McLeodUSA's access to services or charge McLeodUSA extraordinary charges or high prices relative to retail rates in any location, McLeodUSA may not be able to offer communications services in those locations, which would harm McLeodUSA's business.

    McLeodUSA anticipates that the MegaBells will continue to pursue legislation in states within McLeodUSA's target market area to reduce state regulatory oversight over their rates and operations. If adopted, these initiatives could make it more difficult for McLeodUSA to challenge MegaBell actions in the future which could harm McLeodUSA's business.

    The MegaBells are also actively pursuing federal legislative and regulatory initiatives to undermine the Telecommunications Act of 1996 requirement to open local networks including by limiting the MegaBells' obligations to provide access to their facilities and by allowing them to provide in-region long distance data services without satisfying the market-opening requirements. If successful, these initiatives could make it more difficult for us to compete with the MegaBells and to offer services on a profitable and competitive basis. In addition to the established long-distance telephone companies, recent regulatory decisions have allowed some of the MegaBells to offer long-distance services within their traditional local service areas in a growing number of states. The regional Bell companies are proving to be strong competitors in the long-distance market.

Competition in the Communications Services Industry Could Cause McLeodUSA to Lose Customers and Revenue and Make It More Difficult for McLeodUSA to Enter New Markets

    McLeodUSA faces intense competition in all of its markets. This competition could result in loss of customers and lower revenue for McLeodUSA. It could also make it more difficult for McLeodUSA to enter new markets. Entrenched, traditional local telephone companies, including Qwest, SBC, BellSouth and Verizon, currently dominate their local communications markets and are gaining long distance market share in certain states (as discussed below). Three major competitors, AT&T, WorldCom and its MCI group and Sprint, dominate the long distance market. Hundreds of other companies also compete in the long distance marketplace. Many companies, including AT&T, WorldCom and Sprint, also compete in the local and long distance marketplace.

    Other competitors may include cable television providers, providers of communications network facilities dedicated to particular customers, microwave and satellite carriers, wireless telecommunications providers, private networks owned by large end-users, municipalities, electrical utilities and telecommunications management companies. Increasingly, McLeodUSA is subject to competition from Internet telephone and other IP-based telecommunications service providers, which are currently subject to substantially less regulation than competitive and traditional local telephone companies and are exempt from a number of taxes and regulatory charges that McLeodUSA is required to pay.

    These and other firms may enter, and in some cases have entered, the markets where McLeodUSA focuses its sales efforts, which may create downward pressure on the prices for its services and negatively affect its returns. Many of McLeodUSA's existing and potential competitors have financial and other resources far greater than McLeodUSA's. In addition, the trend toward mergers and strategic alliances in the communications industry may strengthen some of McLeodUSA's competitors and could put McLeodUSA at a significant competitive disadvantage.

    Many of McLeodUSA's competitors offer a greater range of communications services, or offer them in more geographic areas. For example, while McLeodUSA's target market covers 25 states, many of McLeodUSA's competitors are national or international in scope. Also, some of McLeodUSA's competitors offer wireless services, Internet content services, and other services. McLeodUSA's inability to offer as wide a range of services as many of its competitors or to offer them in as many locations, could result in McLeodUSA not being able to compete effectively against them.

    For additional information, see "Business—Competition."

MegaBells' Being Allowed to Offer Bundled Local and Long Distance Services in McLeodUSA's Markets Could Cause McLeodUSA to Lose Customers and Revenue and Could Make It More Difficult for McLeodUSA to Enter New Markets

    Presently the MegaBells are prohibited from offering interLATA long distance services to customers in their regions until they have shown compliance on a state-by-state basis with the Telecommunications Act of 1996. The MegaBells are attempting to show compliance and are seeking authority to offer in-region interLATA long distance service. SBC has obtained such authority in Texas, Oklahoma, Kansas, Missouri and Arkansas. Qwest has indicated its intention to seek authority in all 14 states where it provides local services. Verizon has obtained such authority in New York, Massachusetts, Connecticut and Pennsylvania and its application for such authority in Rhode Island is pending before the FCC. BellSouth's application for such authority in Georgia and Louisiana is pending. After obtaining authorization to provide interLATA services within a state, the MegaBells have generally been successful in gaining significant market share and forcing down prices in the market for such services.

    The MegaBells are also seeking policy changes to reduce or eliminate the requirement that they open their local networks prior to offering interLATA services.

    If the MegaBells, which have resources far greater than McLeodUSA's, are authorized to bundle interLATA long distance service and local service in McLeodUSA's markets before the MegaBell local markets are effectively open to competition, the MegaBells could cause McLeodUSA to lose customers and revenues and make it more difficult for McLeodUSA to compete in those markets. McLeodUSA expects that eventually the MegaBells will be permitted to offer interLATA services throughout the United States. As the MegaBells are allowed to offer in-region interLATA in an increasing number of states, McLeodUSA will find it increasingly difficult to compete with them.

Developments in the Wireless Telecommunications Industry Could Make It More Difficult for McLeodUSA to Compete

    The wireless telecommunications industry is experiencing increasing competition and significant technological change. Wireless Internet services, high speed data services and other more advanced wireless services are also gaining in popularity. These developments may make it more difficult for McLeodUSA to gain and maintain its share of the communications market, which may facilitate the migration of wireline minutes to wireless services. McLeodUSA presently does not offer wireless services in its bundle of offered services. McLeodUSA could face additional competition from users of new wireless technologies including, but not limited to, currently unlicensed spectrum.

    Many of the wireless carriers have financial and other resources far greater than McLeodUSA's and have more experience testing and deploying new or improved products and services. In addition, several wireless competitors operate or plan to operate wireless telecommunications systems that encompass most of the United States, which could give them a significant competitive advantage.

    See "Business—Competition."

The Success of McLeodUSA's Communications Services Will Depend on McLeodUSA's Ability to Keep Pace with Rapid Technological Changes in McLeodUSA's Industry

    Communications technology is changing rapidly. These changes influence the demand for McLeodUSA's services and the competition it faces. McLeodUSA needs to be able to anticipate these changes and to develop and bring to market new and enhanced products and services quickly enough for the changing market. This will determine whether McLeodUSA can continue to increase its revenue and number of subscribers and remain competitive.

The Loss of Key Personnel Could Weaken McLeodUSA's Technical and Operational Expertise, Delay McLeodUSA's Introduction of New Services or Entry into New Markets and Lower the Quality of McLeodUSA's Service

    McLeodUSA may not be able to attract, develop, motivate and retain experienced and innovative personnel. There is intense competition for qualified personnel in McLeodUSA's lines of business. The loss of the services of key personnel, or the inability to attract additional qualified personnel, could cause McLeodUSA to make less successful strategic decisions, which could hinder the introduction of new services or the entry into new markets. McLeodUSA could also be less prepared for technological or marketing problems, which could reduce McLeodUSA's ability to serve its customers and lower the quality of its services. As a result, McLeodUSA's financial condition could be adversely affected.

    Clark E. McLeod, Chairman of McLeodUSA, Stephen C. Gray, President and Chief Executive Officer of McLeodUSA, and Chris A. Davis, Chief Operating and Financial Officer of McLeodUSA, each play an important role in the future success of McLeodUSA. Loss of these senior executives could adversely affect the financial condition of McLeodUSA.

Failure to Obtain and Maintain Necessary Permits and Rights-of-Way Could Delay Installation of McLeodUSA's Networks and Interfere with McLeodUSA's Operations

    To obtain access to rights-of-way needed to install McLeodUSA's fiber optic cable, McLeodUSA must reach agreements with state highway authorities, local governments, transit authorities, local telephone companies and other utilities, railroads, long distance carriers and other parties. The failure to obtain or maintain any rights-of-way could delay McLeodUSA's planned network expansion, interfere with McLeodUSA's operations and harm its business. For example, if McLeodUSA loses access to a right-of-way, McLeodUSA may need to spend significant sums to remove and relocate its facilities. See "Business—Regulation."

Government Regulation May Increase McLeodUSA's Cost of Providing Services, Slow McLeodUSA's Network Construction and Subject McLeodUSA's Services to Additional Competitive Pressures

    McLeodUSA's facilities and services are subject to federal, state and local regulations. The time and expense of complying with these regulations could slow down McLeodUSA's network construction, increase its costs of providing services and subject McLeodUSA to additional competitive pressures. One of the primary purposes of the Telecommunications Act of 1996 was to open the local telephone services market to competition. While this has presented McLeodUSA with opportunities to enter local telephone markets, it also provides important benefits to the MegaBells, such as the ability, under specified conditions, to provide long distance service to customers in their respective regions. In addition, McLeodUSA needs to obtain and maintain licenses, permits and other regulatory approvals in connection with some of its services. Any of the following could harm McLeodUSA's business:

  •
  failure to comply with federal and state tariff requirements;

  •
  failure to maintain proper federal, state and municipal certifications or authorizations;

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  failure to comply with federal, state or local laws and regulations;

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  failure to obtain and maintain required licenses and permits;

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  burdensome license or permit requirements to operate in public rights-of-way; and

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  burdensome or adverse regulatory requirements.

    Regulatory developments have enhanced the ability of other companies to compete against McLeodUSA, including by providing the MegaBells with increased pricing flexibility for many services, decreasing the MegaBells' access charges, and altering the manner in which local telephone services are supported by other services.

    The legislative and regulatory environment in which McLeodUSA operates continues to undergo significant changes. Many of the developments discussed in this Proxy/Disclosure Statement are subject to further legislative and regulatory actions as well as litigation and court review. There can be no assurance that McLeodUSA's business will not be adversely affected by future legislation, regulation or court decisions.

    State and federal regulations to which McLeodUSA is subject require prior approval for a range of different corporate activities, such as transfers of direct and indirect control of authorized telecommunications carriers, certain corporate reorganizations, acquisitions of telecommunications operations, assignment of carrier assets, carrier stock offerings and incurrence by carriers of significant debt obligations. McLeodUSA does not believe that the restructuring will effect a transfer of control over its regulated subsidiaries under most of the applicable standards, and therefore McLeodUSA does not believe that approval by the FCC and most state communications regulatory agencies is necessary. However, federal and state regulators could view some of the actions that McLeodUSA is taking in connection with the restructuring as requiring prior regulatory approval. The area of law applicable to these actions is subject to a range of possible interpretations by regulators and courts, and it is possible that McLeodUSA would be subjected to penalties if regulators determine that it should have obtained authorization prior to consummating the restructuring. If it becomes necessary to seek a regulatory approval before effectuating the restructuring, there is a risk that such approval may be delayed or denied.

    Certificates of authority can generally be conditioned, modified, canceled, terminated or revoked by state regulatory authorities for failure to comply with state law or the rules, regulations and policies of state regulatory authorities. Fines or other penalties also may be imposed for such violations. State utility commissions or third parties could raise issues with regard to McLeodUSA's compliance with applicable laws or regulations which could have a material adverse effect on McLeodUSA's business, results of operations and financial condition.

Risks Associated with the In-Court Restructuring

    See "The Plan—Risk Factors."

SPECIAL MEETING, VOTING RIGHTS AND PROXIES

Date, Time and Place of Special Meeting

    The Special Meeting will be held on January 14, 2002, at 10:00 a.m., local time, at [  •  ].

Solicitation of Proxies, Voting Record Date

    This Proxy/Disclosure Statement is furnished in connection with the solicitation of proxies by McLeodUSA's board of directors to be voted at the Special Meeting. In addition, this Proxy/Disclosure Statement is furnished in connection with the solicitation of Ballots by the board of directors to be voted in connection with the Plan.

    Stockholders may vote on the restructuring proposals by telephone, over the Internet, in person, or by marking, signing and dating the enclosed proxy card. Common stockholders are being asked to vote on each of the restructuring proposals. Series A preferred stockholders are only being asked to vote on the Series A reclassification proposal.

    STOCKHOLDERS MUST COMPLETE A BALLOT IN ORDER TO VOTE ON THE PLAN. See "Procedures for Voting on The Plan."

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" EACH OF THE RESTRUCTURING PROPOSALS.

    The voting record date for purposes of determining which stockholders are eligible to vote on the restructuring proposals at the Special Meeting is December [  •  ], 2001 (the "Voting Record Date"). As of the Voting Record Date, (i) there were 2.0 billion shares of Class A common stock authorized for issuance, of which 627.73 million shares were issued and outstanding, and (ii) three (3) series of preferred stock outstanding, including (a) 1.15 million shares of Series A preferred stock with an aggregate liquidation preference, including accrued and unpaid dividends, of $296.2 million; (b) 275,000 shares of Series D preferred stock with an aggregate liquidation preference of $687.5 million; and (c) 125,000 shares of Series E preferred stock with an aggregate liquidation preference of $312.5 million. McLeodUSA's executive officers and directors, as a group, beneficially own 67,311,394 shares of the outstanding Class A common stock, excluding option shares, and have advised McLeodUSA that they intend to vote in favor of the restructuring proposals. Forstmann Little, the beneficial owner of 275,000 shares of Series D preferred stock and 125,000 shares of Series E preferred stock (the "Forstmann Little Shares"), representing 100% of the issued and outstanding shares of such series of preferred stock, has entered into an agreement with McLeodUSA, dated December 3, 2001 (the "Lock-Up and Voting Agreement"), wherein Forstmann Little agreed, among other things, to vote all of the Forstmann Little Shares held by it in favor of the restructuring proposals. See "Security Ownership of Certain Beneficial Owners and Management."

    WHETHER OR NOT YOU ARE ABLE TO ATTEND THE SPECIAL MEETING, YOUR VOTE BY PROXY IS VERY IMPORTANT. STOCKHOLDERS ARE ENCOURAGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE MARKED "PROXY."

    Proxies and Ballots are being solicited by and on behalf of the board of directors. All expenses of this solicitation, including the cost of preparing and mailing this Proxy/Disclosure Statement, will be borne by McLeodUSA. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of McLeodUSA in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of stock held of record by such persons, and McLeodUSA may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Purpose of Special Meeting

    The purpose of the Special Meeting is to consider and vote on the restructuring proposals as described below in "Discussion of the Restructuring Proposals." Each of the restructuring proposals is conditioned upon the approval by the appropriate stockholders of each of the other restructuring proposals. If any or all of the restructuring proposals are not approved by the stockholders at the Special Meeting, then none of the restructuring proposals will become effective.

Voting of Proxies

    All shares represented by a properly executed proxy will be voted at the Special Meeting in accordance with the directions on such proxy. If no direction is indicated on a properly executed proxy, the shares covered thereby will be voted in favor of the restructuring proposals.

    In the event that sufficient votes in favor of any of the restructuring proposals are not received by the time scheduled for the Special Meeting, or if any of the other conditions to the consummation of the Out-of-Court Restructuring (as defined herein) and the other elements of the Out-of-Court Restructuring are not satisfied, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposals or to permit the satisfaction of any such condition. Any such adjournment will require the affirmative vote of a majority of the voting power present or represented at the Special Meeting.

Voting Rights; Quorum

    Pursuant to McLeodUSA's certificate of incorporation, stockholders will be entitled to one vote per share of Class A common stock and preferred stockholders will be entitled to one vote for each share of preferred stock, with each series voting as a separate class, at the Special Meeting. The presence, either in person or by properly executed proxy, of the respective holders of a majority of the shares of the Class A common stock and each series of preferred stock outstanding and entitled to vote is necessary to constitute a quorum at the Special Meeting. There is no quorum or minimum number of votes required to be cast with respect to the Plan.

No Dissenters' Rights

    Pursuant to the Delaware General Corporation Law ("DGCL"), stockholders have no appraisal or dissenters' rights with respect to the restructuring proposals or the undertaking by McLeodUSA of any of the transactions described herein.

Revocation of Proxies

    A stockholder who has executed and returned a proxy may revoke it at any time before it is voted by executing and returning a Proxy bearing a later date, by giving written notice of revocation to the Secretary of McLeodUSA or by attending the Special Meeting and voting in person.

DISCUSSION OF THE RESTRUCTURING PROPOSALS

General

    The disinterested members of the board of directors have unanimously adopted resolutions approving each of the restructuring proposals, subject to stockholder approval. The Series A reclassification proposal, Series D reclassification proposal, Series E reclassification proposal, reverse stock split proposal and Section 203 proposal will be effected by amendments to McLeodUSA's certificate of incorporation, substantially in the form of Annex III hereto (referred to herein as the "Charter Amendments").

    In connection with the Series A, D and E reclassification proposals and the reverse stock split proposal, no fractional shares shall be distributed. Instead, McLeodUSA will round such fractional shares up to the next whole number. The number of additional shares of Class A common stock to be issued in connection with the settling of fractional interests is not expected to be material.

    The final text of the Charter Amendments is subject to change in order to meet the requirements as to form that may be requested or required by the Delaware Secretary of State's Office. If the requisite approval by the stockholders is obtained, the Charter Amendments will be effective upon the close of business on the date of filing of each of the Charter Amendments with the Delaware Secretary of State.

    When the Series A, D and E reclasification proposal and the reverse stock split proposal become effective, stockholders will be asked to surrender certificates representing shares of stock in accordance with the procedures set forth in a letter of transmittal to be sent by McLeodUSA following effectiveness. Upon such surrender, a certificate representing the shares of Class A common stock will be issued and forwarded to the stockholders; however, each certificate representing shares of stock will continue to be valid and represent shares of Class A common stock equal to the appropriate fractional number of shares of stock (rounded up, if appropriate) as described herein. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates.

Series A Reclassification Proposal

    McLeodUSA currently has outstanding 1.15 million shares of Series A preferred stock with an aggregate liquidation preference, including accrued and unpaid dividends, of $296.2 million. McLeodUSA elected not to declare the quarterly stock dividend payable on the Series A preferred stock on November 15, 2001. At the time the Charter Amendments become effective, and without any further action on the part of McLeodUSA or its stockholders, each share of Series A preferred stock then issued and outstanding shall be changed and reclassified into 39.05 fully paid and nonassessable shares of Class A common stock. The conversion ratio is based on 627,734,497 shares of Class A common stock issued and outstanding as of November 5, 2001. Such conversion ratio will be adjusted to effect the post-restructuring ownership levels set forth herein, to the extent issued and outstanding shares differ at the closing of the restructuring.

    In order to complete the financial structuring (discussed in detail in other parts of this Proxy/Disclosure Statement), McLeodUSA is required to amend its certificate of incorporation in order to cancel its Series A preferred stock and issue a fixed amount of Class A common stock to the former owners of the Series A preferred stock, through a reclassification of the Series A preferred stock (as discussed above). The reclassification of the Series A preferred stock into Class A common stock is an integral part of the restructuring. McLeodUSA does not believe the holders of its senior notes would approve an exchange of its senior notes for cash and Class A common stock (as described elsewhere in this Proxy/Disclosure Statement) unless all the outstanding preferred stock of McLeodUSA is reclassified into Class A common stock.

    THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE SERIES A RECLASSIFICATION PROPOSAL. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF SERIES A PREFERRED STOCK ENTITLED TO VOTE IS ALSO REQUIRED FOR APPROVAL OF THE SERIES A RECLASSIFICATION PROPOSAL. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE AGAINST THE SERIES A RECLASSIFICATION PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED FOR THE SERIES A RECLASSIFICATION PROPOSAL.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE SERIES A RECLASSIFICATION.

Series D Reclassification Proposal

    McLeodUSA currently has outstanding 275,000 shares of Series D preferred stock with an aggregate liquidation preference of $687.5 million. At the time the Charter Amendments become effective, and without any further action on the part of McLeodUSA or its stockholders, each share of Series D preferred stock, then issued and outstanding, shall be changed and reclassified into 378.79 fully paid and nonassessable shares of Class A common stock. The conversion ratio is based on 627,734,497 shares of Class A common stock issued and outstanding as of November 5, 2001. Such conversion ratio will be adjusted to effect the post-restructuring ownership levels set forth herein, to the extent issued and outstanding shares differ at the closing of the restructuring.

    In order to complete the financial structuring (discussed in detail in other parts of this Proxy/Disclosure Statement), McLeodUSA is required to amend its certificate of incorporation in order to cancel its Series D preferred stock and issue a fixed amount of Class A common stock to the former owners of the Series D preferred stock, through a reclassification of the Series D preferred stock (as discussed above). The reclassification of the Series D preferred stock into Class A common stock is an integral part of the restructuring. McLeodUSA does not believe the holders of its senior notes would approve an exchange of its senior notes for cash and Class A common stock (as described elsewhere in this Proxy/Disclosure Statement) unless all the outstanding preferred stock of McLeodUSA is reclassified into Class A common stock.

    THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE SERIES D RECLASSIFICATION PROPOSAL. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF SERIES D PREFERRED STOCK ENTITLED TO VOTE IS ALSO REQUIRED FOR APPROVAL OF THE SERIES D RECLASSIFICATION PROPOSAL. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE AGAINST THE SERIES D RECLASSIFICATION PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED FOR THE SERIES D RECLASSIFICATION PROPOSAL.

    Forstmann Little owns all shares of the Series D preferred stock and has agreed to vote for the Series D reclassification proposal.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE SERIES D RECLASSIFICATION PROPOSAL.

Series E Reclassification Proposal

    McLeodUSA currently has outstanding 125,000 shares of Series E preferred stock with an aggregate liquidation preference of $312.5 million. At the time the Charter Amendments become effective, and without any further action on the part of McLeodUSA or its stockholders, each share of Series E preferred stock, then issued and outstanding, shall be changed and reclassified into 378.79 fully paid and nonassessable shares of Class A common stock. The conversion ratio is based on 627,734,497 shares of Class A common stock issued and outstanding as of November 5, 2001. Such conversion ratio will be adjusted to effect the post-restructuring ownership levels set forth herein, to the extent issued and outstanding shares differ at the closing of the restructuring.

    In order to complete the financial structuring (discussed in detail in other parts of this Proxy/Disclosure Statement), McLeodUSA is required to amend its certificate of incorporation in order to cancel its Series E preferred stock and issue a fixed amount of Class A common stock to the former owners of the Series E preferred stock, through a reclassification of the Series E preferred stock (as discussed above). The reclassification of the Series E preferred stock into Class A common stock is an integral part of the restructuring plan. McLeodUSA does not believe the holders of its senior notes would approve an exchange of its senior notes for cash and Class A common stock (as described elsewhere in this Proxy/Disclosure Statement) unless all the outstanding preferred stock of McLeodUSA is reclassified into Class A common stock.

    THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE SERIES E RECLASSIFICATION PROPOSAL. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF SERIES E PREFERRED STOCK ENTITLED TO VOTE IS ALSO REQUIRED FOR APPROVAL OF THE SERIES E RECLASSIFICATION PROPOSAL. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE AGAINST THE SERIES E RECLASSIFICATION PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED FOR THE SERIES E RECLASSIFICATION PROPOSAL.

    Forstmann Little owns all shares of the Series E preferred stock and has agreed to vote for the Series E reclassification proposal.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE SERIES E RECLASSIFICATION PROPOSAL.

Reverse Stock Split Proposal

    McLeodUSA has approximately 627.73 million shares of Class A common stock outstanding. The reverse stock split proposal would effect a 5-to-1 reverse stock split of McLeodUSA's outstanding shares of Class A common stock such that each share of Class A common stock outstanding immediately prior to the completion of the restructuring will automatically convert into one-fifth of one share of Class A common stock immediately thereafter.

    If the reverse stock split were not implemented as part of the Out-of-Court Restructuring (as defined herein), there would be approximately 1.89 billion shares of Class A common stock issued and outstanding after giving effect to the Out-of-Court Restructuring (but not including shares to be issued pursuant to the management incentive plan), and the per share stock price of the Class A common stock would likely be less than $1.00 per share. The special committee of the board of directors and the disinterested members of the board of directors determined the reverse stock split is necessary in order to "normalize" the post-restructuring trading of the Class A common stock by reducing the number of outstanding shares and thereby potentially increasing the trading price of the Class A common stock from where it would otherwise trade in the absence of the reverse stock split assuming the aggregate market capitalization of McLeodUSA remains constant. Such increase of the trading price may, although there is no assurance that it will, (i) enhance the attractiveness of the Class A common stock to certain institutional investors whose investing guidelines require that the securities that they purchase meet certain minimum trading price criteria, (ii) permit investors to purchase Class A common stock from broker/dealers on margin in accordance with applicable regulations and (iii) militate in favor of continued listing of the Class A common stock on The Nasdaq National Market. In addition to the foregoing, the reverse stock split is necessary in order to provide McLeodUSA with a sufficient amount of Class A common stock to issue the shares contemplated in the restructuring, including the Management Incentive Plan.

    THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE AGAINST THE REVERSE STOCK SPLIT PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED FOR THE REVERSE STOCK SPLIT PROPOSAL.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL.

Section 203 Proposal

    This proposal, if approved by the stockholders, would have the effect of making the anti-takeover protection of Section 203 of the DGCL inapplicable to McLeodUSA. Section 203 of the DGCL provides that a person who acquires fifteen percent (15%) or more of the outstanding voting stock of a Delaware corporation becomes an "interested stockholder." Section 203 prohibits a corporation from engaging in mergers or certain other "business combinations" with an interested stockholder for a period of three (3) years following the time that such interested stockholder becomes an interested stockholder, unless (i) prior to the date the stockholder becomes an interested stockholder, the board of directors of a corporation approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder, or (ii) the interested stockholder is able to acquire ownership of at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors of the corporation who are also officers and shares owned by certain employee stock plans) in the same transaction by which the stockholder became an interested stockholder, or (iii) the interested stockholder obtains control of the board of directors, which then approves a business combination which is authorized by a vote of the holders of two-thirds of the outstanding voting stock not held by the interested stockholder.

    A "business combination" is defined broadly in the DGCL to include any merger or consolidation with the interested stockholder, any merger or consolidation caused by the interested stockholder in which the surviving corporation will not be subject to Delaware law, or the sale, lease, exchange, mortgage, pledge, transfer or other disposition to the interested stockholder of any assets of the corporation having a market value equal to or greater than 10% of the aggregate market value of the assets of the corporation. "Business combination" is also defined to include transfers of stock of the corporation or a subsidiary to the interested stockholder (except for transfers in conversion, exchange or pro rata distribution which do not increase the interested stockholder's proportionate ownership of a class or series), or any receipt by the interested stockholder (except proportionately as a stockholder) of any loans, advances, guaranties, pledges or financial benefits. This summary is qualified in its entirety by Section 203 of the DGCL, attached hereto as Appendix IV.

    It is a condition to the effectiveness of the Purchase Agreement with Forstmann Little that the stockholders approve the Section 203 proposal. The Purchase Agreement also prohibits McLeodUSA from adopting or implementing any stockholder rights plan or "poison pill" as long as Forstmann Little holds 60% of the McLeodUSA Securities (on a fully converted basis) it owned at the consummation of the Purchase Agreement or until the date Forstmann Little sells its shares in a Disqualified Transaction. See "Restructuring—Agreements with Forstmann Little."

    If this proposal is approved, the amendment to opt out of Section 203 will become effective as of the earliest date permitted by law, currently 12 months after adoption of amendments to the certificate of incorporation, and will not apply to any business combination with any interested stockholder prior to adoption.

    THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE SECTION 203 PROPOSAL. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE AGAINST THE SECTION 203 PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED FOR THE SECTION 203 PROPOSAL.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE SECTION 203 PROPOSAL.

The Issuance Proposal

    Stockholders are being asked to consider and approve, as part of the Out-of-Court Restructuring, the issuance of Class A common stock (including the Class A common stock to be issued upon exercise of the New Warrants). Upon exchange of their Senior Notes, the Senior Noteholders, in the aggregate and as of the exchange date, would receive 56,813,984 shares of Class A common stock, which would represent approximately 15% of the outstanding shares of Class A common stock following consummation of the Out-of-Court Restructuring (subject to dilution). Assuming all of the conditions to the restructuring are fulfilled, McLeodUSA will issue the New Preferred Stock convertible into approximately 36,433,233 shares of Class A common stock, which represent the right to acquire approximately 8.8% of the Class A common stock issued and outstanding immediately following consummation of the Out-of-Court Restructuring (assuming a post-restructuring equity value of $2.74 per share and on a fully diluted basis).

    The approval by the Class A common stockholders of the issuance proposal may be required by the applicable rules of the Nasdaq.

    NASD Rule 4460(i)(1) requires each issuer of securities authorized for quotation on The Nasdaq National Market receive stockholder approval prior to the issuance of such securities (a) when the issuance will result in a change of control of such issuer, or (b) in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Where stockholder approval is required, the minimum vote which will constitute shareholder approval is a majority of the total votes cast on the proposal in person or by proxy.

    The Class A common stock is authorized for quotation on The Nasdaq National Market and, (A) the issuance to Forstmann Little may be deemed to be a change of control of McLeodUSA, and (B) (i) the aggregate number of shares of Class A common stock issuable in exchange for the Notes, upon reclassification of the preferred stock and upon exercise of the New Warrants is in excess of 20%

of the outstanding shares of Class A common stock and (ii) the issue price could be deemed to be less than the current market value of the Class A common stock. Accordingly, McLeodUSA is seeking approval of the issuance proposal.

    THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF CLASS A COMMON STOCK REPRESENTED AT THE SPECIAL MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE ISSUANCE PROPOSAL. ACCORDINGLY, ABSTENTIONS WILL HAVE THE EFFECT OF A VOTE AGAINST THE ISSUANCE PROPOSAL, WHILE BROKER NON-VOTES WILL NOT AFFECT THE OUTCOME OF THE VOTE ON THE ISSUANCE PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED TO APPROVE THE ISSUANCE PROPOSAL.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE ISSUANCE PROPOSAL.

The Management Incentive Plan Proposal

    The McLeodUSA 2001 Omnibus Equity Plan (the "Management Incentive Plan") was approved by the board of directors, subject to approval by the stockholders of McLeodUSA.

    The Management Incentive Plan is intended to promote the interests of McLeodUSA and its stockholders by providing officers and other employees (including directors who are also employees) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of McLeodUSA and to acquire a proprietary interest in the long-term success of McLeodUSA and to reward the performance of individual officers, other employees, consultants and nonemployee directors in fulfilling their personal responsibilities for long-range achievements.

    The Management Incentive Plan is intended to provide performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC"), which generally limits the deduction by an employer for compensation of certain covered officers. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, may be disregarded for purposes of this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment. Accordingly, if the Management Incentive Plan is approved by stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, compensation paid to covered officers pursuant to the Management Incentive Plan will not fail to be deductible under Section 162(m).

Description of Principal Features of the Management Incentive Plan

    There are generally five types of awards that may be granted under the Management Incentive Plan: Restricted Stock Options (including both incentive stock options ("ISOs") within the meaning of Section 422 of the IRC and nonqualified options ("NQSOs"), which are options that do not qualify as ISOs), Phantom Stock, Stock Bonus awards, and Other Awards (including Stock Appreciation Rights). In addition, the Compensation Committee of the Board of Directors (the "Committee") may, in its discretion, make other awards valued in whole or in part by reference to, or otherwise based on, Class A common stock.

    McLeodUSA will reserve for issuance under the Management Incentive Plan a number of shares of Class A common stock equal to 15% of the number of shares of Class A common stock which are outstanding after the conversion of the New Preferred Stock (after giving effect to the issuance of the

Class A common stock pursuant to the exercise of options under the Management Incentive Plan), subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. The market price per share of Class A common stock on December 10, 2001 was approximately $.50.

    Officers of McLeodUSA, including the Named Executive Officers (as defined herein), employees, and consultants and directors to McLeodUSA are eligible to receive awards under the Management Incentive Plan in the discretion of the Committee. To date, no awards have been granted under the Management Incentive Plan.

    Awards will become exercisable or otherwise vest at the times and upon the conditions that the Committee may determine, as reflected in the applicable award agreement. The Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award at such times and under such circumstances as it, in its sole discretion, deems appropriate. Because awards under the Management Incentive Plan are discretionary it is not possible to determine the size of future awards.

    Stock Options.  Options entitle the holder to purchase shares of Class A common stock during a specified period at a purchase price specified by the Committee (but in the case of an ISO, at a price not less than 100% of the fair market value of the Class A common stock on the day the ISO is granted). Each Option granted under the Management Incentive Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price of the shares purchased, by tendering shares of Class A common stock with a fair market value equal to the option price of the shares purchased, or by other methods in the discretion of the Committee. The Management Incentive Plan provides that each Option shall become exercisable at the time determined by the Committee and set forth in the applicable agreement. The Committee may provide that a participant who delivers shares of Class A common stock to exercise an Option will automatically be granted new Options for the number of shares delivered to exercise the Option ("Reload Options"). Reload Options will be subject to the same terms and conditions as the related Option (except that the exercise price generally will be the fair market value of the Class A common stock on the date the Reload Option is granted).

    Restricted Stock.  The Committee may grant restricted shares of Class A common stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions.

    Phantom Stock.  A Phantom Stock award is an award of the right to receive an amount of cash or Class A common stock at a future date based upon an increase in the value of the Class A common stock during the term of the award.

    Stock Bonus Awards.  A Stock Bonus Award is an award of Class A common stock, made at the discretion of the Committee upon such terms and conditions (if any) as the Committee may determine.

    Other Awards (Including Stock Appreciation Rights).  Other forms of awards (including any Stock Appreciation Rights, hereinafter "Other Awards") valued in whole or in part by reference to, or otherwise based on, Class A common stock may be granted either alone or in addition to other Awards under the Management Incentive Plan. Subject to the provisions of the Management Incentive Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Class A common stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

Other Features of the Management Incentive Plan

    The Management Incentive Plan will be administered by the Committee. Each member of the Committee is expected to be a "non-employee director" (within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended) and an "outside director" (within the meaning of Section 162(m) of the IRC).

    The Management Incentive Plan may be amended by the Board of Directors, subject to stockholder approval where necessary to satisfy certain regulatory requirements. The Management Incentive Plan will terminate not later than [  •  , 2011]. However, awards granted before the termination of the Management Incentive Plan may extend beyond that date in accordance with their terms.

New Plan Benefits

    Inasmuch as awards under the Management Incentive Plan will be granted at the sole discretion of the Committee, it is not possible at this time to determine either the persons who will receive awards under the Management Incentive Plan or the amount of any such awards.

Certain Federal Income Tax Consequences

    Set forth below is a discussion of certain United States federal income tax consequences with respect to Options that may be granted pursuant to the Management Incentive Plan. The following discussion is a brief summary only, and reference is made to the IRC and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Management Incentive Plan.

    Incentive Stock Options.  In general, no taxable income is realized by a participant upon the grant of an incentive stock option, within the meaning of Section 422 of the IRC. If shares of Class A common stock are issued to a participant ("Option Shares") pursuant to the exercise of an ISO granted under the Management Incentive Plan and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a "disqualifying disposition"), then, generally (i) the participant will not realize ordinary income with respect to the Option and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain. The amount by which the fair market value of the Class A common stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's "alternative minimum taxable income."

    If Option Shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares), over the exercise price paid for the Option Shares

    Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NQSO as discussed below.

    Nonqualified Stock Options.  In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Option Shares at the time of exercise over the exercise price paid for the Option Shares.

    In the event of a subsequent sale of Option Shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the participant's basis in such Option Shares. The participant's basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the participant upon exercise of the nonqualified option described in the immediately preceding paragraph.

    Restricted Stock.  A participant will not recognize any income upon the receipt of Restricted Stock unless the holder elects under Section 83(b) of the IRC, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the Restricted Stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to McLeodUSA. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, McLeodUSA generally will be entitled to a deduction in the same amount.

    Generally, upon a sale or other disposition of Restricted Stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares.

    Other Types of Awards.  The grant of a stock appreciation right will not result in income for the grantee or in a tax deduction for McLeodUSA. Upon the settlement of such a right or the payment of a Stock Bonus Award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and McLeodUSA generally will be entitled to a tax deduction in the same amount.

    The approval of the Management Incentive Plan by the Stockholders may be required by the applicable rules of the Nasdaq.

    THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF CLASS A COMMON STOCK REPRESENTED AT THE SPECIAL MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE MANAGEMENT INCENTIVE PLAN PROPOSAL. ACCORDINGLY, ABSTENTIONS WILL HAVE THE EFFECT OF A VOTE AGAINST THE MANAGEMENT INCENTIVE PLAN PROPOSAL, WHILE BROKER NON-VOTES WILL NOT AFFECT THE OUTCOME OF THE VOTE ON THE MANAGEMENT INCENTIVE PLAN PROPOSAL. UNLESS INSTRUCTED TO THE CONTRARY IN THE PROXY, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED TO APPROVE THE MANAGEMENT INCENTIVE PLAN PROPOSAL.

    THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE MANAGEMENT INCENTIVE PLAN PROPOSAL.

Conditions to Effectiveness of Each Restructuring Proposal.

    Effectiveness of each of the restructuring proposals is conditioned upon each of the other restructuring proposals receiving required approvals from stockholders eligible to vote thereon. The restructuring proposals are also conditioned upon, among other things, at least 95% of the aggregate principal and accreted amount of the Notes being validly tendered and not withdrawn prior to expiration of the Exchange Offer, consummation of the sale of Pubco for at least $535 million, consummation of the sale of the New Preferred Stock and New Warrants to Forstmann Little for at least $100 million and the satisfactory resolution of certain tax matters.

Comparison of Class A Common Stock to Outstanding Preferred Stock.

	Series A Preferred Stock	Class A Common Stock
Dividends	Cumulative dividends at an annual rate of 6.75% of the liquidation preference payable quarterly, at McLeodUSA's option, in cash or shares of Class A common stock. See "Description of Capital Stock—Series A Preferred Stock—Dividends."	When and as declared by the board of directors.
Liquidation Preference	$250.	None.
Conversion into Class A Common Stock	Convertible at the option of its holder into shares of Class A common stock at a conversion price of $9.69, subject to adjustment. In addition, if on or after August 15, 2002, the closing price of Class A common stock has equaled or exceeded 135% of the conversion price for a specified period, McLeodUSA will have the option to convert all the Series A preferred stock into Class A common stock. See "Description of Capital Stock—Series A Preferred Stock—Conversion into McLeodUSA Class A Common Stock."	Not applicable.
Redemption	Redeemable for cash, shares of Class A common stock or both, at a redemption price of 104.5% of the liquidation preference, plus accumulated and unpaid dividends to the redemption date, on or after August 15, 2001, but prior to August 15, 2002, if the closing price of Class A common stock equals or exceeds 150% of the conversion price for a specified trading period. In addition, holders will receive a payment equal to the present value of the dividends that would thereafter have been payable on the Series A preferred stock from the redemption date to August 15, 2002. After August 15, 2002, redeemable at

	McLeod's option, initially at a redemption price of 103.375% of the liquidation preference and thereafter at prices declining to 100% on and after August 15, 2005, plus in each case, all accumulated and unpaid dividends. See "Description of Capital Stock—Series A Preferred Stock."	Under certain limited circumstances as provided in McLeodUSA's certificate of incorporation. See "Description of Capital Stock—Common Stock."
Voting Rights	Except as required by law, the holders of the Series A preferred stock are not entitled to any voting rights unless payments of dividends on the Series A preferred stock are in arrears and unpaid for an aggregate of six or more quarterly dividend payments. In such an event, the holders of the Series A preferred stock (together with holders of other series of preferred stock having similar rights) are entitled to elect the lesser of two directors to the board of directors or that number of directors constituting at least 25% of the board of directors, until such time as all dividend arrearages have been paid.	One vote on all matters on which stockholders are entitled to vote, including the election of the board of directors.
Ranking
With respect to dividends and upon liquidation, dissolution or winding-up: junior to all existing and future debt obligations, junior to each class of capital stock or series of preferred stock, the terms of which expressly provide that it ranks senior to the Series A preferred stock, on a parity with each class of capital stock or series of preferred stock, the terms of which expressly provide that it ranks on a parity with the Series A preferred stock, senior to all classes of common stock and each other class of capital stock or series of preferred stock, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series A preferred stock. See "Description of Capital Stock—Ranking."
Upon liquidation or dissolution, subject to the preferences that may be applicable to any outstanding shares of preferred stock, the holders of Class A common stock are entitled to share ratably in all assets available for distribution to stockholders.
	Series D and Series E Preferred Stock	Class A Common Stock
Dividends	If at any time prior to October 1, 2006, McLeodUSA pays a dividend in cash or property other than in shares of capital stock on the Class A common stock, each share of Series D and Series E preferred stock will participate in such dividend pursuant to a formula specified in the certificates of designations for such	When and as declared by the board of directors.

	preferred stock. See "Description of Capital Stock—Dividends."
Liquidation Preference	$2500.	None.
Conversion into Class A Common Stock	Series D preferred stock is generally, convertible at any time. Upon any such conversion, a proportional amount of the Series E preferred stock also automatically converts. If, at any time on or after September 30, 2006, the average market price of Class A common stock is equal to or greater than the product of (x) 1.01 and (y) the Conversion Price (as defined below), then McLeodUSA will have the right to declare that all outstanding shares of Series D preferred stock will be automatically converted into Class A common stock. Upon such a conversion all shares of Series E preferred stock will also convert to Class A common stock. Upon conversion, the outstanding shares of Series D and Series E preferred stock taken together will be convertible into a number of shares of Class A common stock determined pursuant to a formula specified in the certificate of designations which utilizes a conversion price of $6.10, subject to adjustment (the "Conversion Price"). See "Description of Capital Stock—Conversion."	Not applicable.
Redemption	To the extent McLeodUSA has funds legally available, during the 180-day period commencing on September 30, 2009, the holders of the Series D preferred stock will have the right to cause McLeodUSA to redeem the outstanding shares of Series D preferred stock. Upon any such redemption McLeodUSA will be required to redeem a proportional amount of the Series E preferred stock. The holders of shares of Series D and Series E preferred being redeemed, taken together, will be entitled to receive an amount in cash determined pursuant to a formula specified in the certificates of designations. See "Description of Capital Stock—Redemption."	Under certain limited circumstances as provided in McLeodUSA's certificate of incorporation. See "Description of Capital Stock—Common Stock."

Voting Rights	So long as at least 110,000 shares of Series D preferred stock remain outstanding, the holders of the Series D preferred stock are entitled to collectively elect two directors to the board of directors; so long as at least 55,000 but less than 110,000 shares remain outstanding, the holders are entitled to collectively elect one director to the board of directors and to designate a person as a non-voting observer to attend all meetings of the board of directors; and so long as 55,000 or less (but at least one) of the shares remain outstanding, the holders are entitled to designate two non-voting observers. The holders of Series E preferred stock are entitled to designate one non-voting observer. If McLeodUSA fails to discharge its mandatory redemption obligations or if it issues securities senior to the Series D and Series E preferred stock without the requisite consent of the holders of Series D and Series E preferred stock, the total number of directors then constituting the whole board automatically will be increased and the holders of outstanding shares of Series D and Series E preferred stock, each voting separately as a single series, will each be entitled to elect one additional director to serve on the board. See "Description of Capital Stock—Voting Rights."	One vote on all matters on which stockholders are entitled to vote, including the election of directors.
Ranking	With respect to dividends and upon liquidation, dissolution or winding-up: junior to all existing and future debt obligations, junior to each class of capital stock or series of preferred stock, the terms of which expressly provide that it ranks senior to the Series D and Series E preferred stock, on a parity with each class of capital stock or series of preferred stock, the terms of which expressly provide that it ranks on a parity with the Series D and Series E preferred stock, senior to all classes of common stock and each other class of capital stock or series of preferred stock, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series D and Series E preferred stock. See"Description of Capital Stock—Ranking."	Upon liquidation or dissolution, subject to the preferences of that may be applicable to any outstanding shares of preferred stock, the holders of Class A common stock are entitled to share ratably in all assets available for distribution to stockholders.

TERMS AND CONDITIONS OF THE
EXCHANGE OFFER AND CONSENT SOLICITATION

The Exchange Offer

    McLeodUSA has launched an exchange offer for all of its outstanding senior notes (the "Exchange Offer"). Pursuant to the Exchange Offer, McLeodUSA has offered an aggregate of:

  •
  $560 million in cash; and

  •
  56,813,984 shares of Class A common stock, representing approximately 15% of the Class A common stock to be outstanding as of the closing of the Exchange Offer (subject to dilution),

for the entire principal amount of the following outstanding debt obligations of McLeodUSA:

  •
  the 10 1/2% Senior Discount Notes due March 1, 2007 (the "10 1/2% Notes");

  •
  the 9 1/4% Senior Notes due July 15, 2007 (the "9 1/4% Notes");

  •
  the 8 3/8% Senior Notes due March 15, 2008 (the "8 3/8% Notes");

  •
  the 9 1/2% Senior Notes due November 1, 2008 (the "9 1/2% Notes");

  •
  the 8 1/8% Senior Notes due February 15, 2009 (the "8 1/8% Notes");

  •
  the 12% Senior Notes due July 15, 2008 (the "12% Notes");

  •
  the 11 1/2% Senior Notes due May 1, 2009 (the "11 1/2% Notes"); and

  •
  the 11 3/8% Senior Notes due January 1, 2009 (the "11 3/8% Notes").

    The 10 1/2% Notes, the 9 1/4% Notes, the 8 3/8% Notes, the 9 1/2% Notes, the 8 1/8% Notes, the 12% Notes, the 11 1/2% Notes and the 11 3/8% Notes are collectively referred to herein as the "Notes."

    Subject to the terms and conditions of the Exchange Offer, each holder of Notes ("Noteholder") who validly tenders, and does not withdraw, its Notes, all as further described herein, shall receive its pro rata portion of $560 million in cash and 56,813,984 shares of Class A common stock based upon the ratio of (x) the principal and accreted amount of the Notes tendered by such Noteholder plus all accrued and unpaid interest thereon as of the day immediately preceding the closing of the Exchange Offer to (y) the principal and accreted amount of all Notes plus all accrued and unpaid interest thereon outstanding as of the day immediately preceding the closing of the Exchange Offer, an estimate of which is set forth in the table below, for each $1,000 face amount so tendered (the

"Exchange Offer Consideration"). Notes that are exchanged as part of the Exchange Offer will be cancelled.

		Distribution of Cash and Stock per $1,000 Face:
	Estimated Principal and Accrued Interest or Accreted Amount as of January 31, 2002
Issue		Cash(1)	Class A Shares(1)
10 1/2% Notes	$495,850,024	$182.51	18.52
12% Notes	159,750,000	$196.00	19.88
11 1/2% Notes	216,037,500	$189.33	19.21
9 1/4% Notes	236,273,437	$193.26	19.61
8 3/8% Notes	309,421,875	$189.82	19.26
9 1/2% Notes	307,125,000	$188.41	19.11
11 3/8% Notes	799,765,625	$196.25	19.91
8 1/8% Notes	518,619,792	$190.89	19.37

	$3,042,843,253

(1)
The table was prepared assuming that the Exchange Offer is consummated on February 1, 2002 and 100% of the Notes are tendered. Any different date will result in differing amounts of accrued interest and therefore different amounts of cash and Class A common stock payable for each $1,000 face amount of Notes tendered.

The Consent Solicitation

    As a condition to the acceptance of the Exchange Offer, each Noteholder must consent to the amendments to the respective indentures pursuant to which the Notes were issued (the "Indentures") described below (the "Indenture Amendments"). The Bank of New York, as successor trustee to The United States Trust Company of New York under each such Indenture, is referred to herein as the "Notes Trustee."

    The Indenture Amendments constitute a single proposal and a tendering or consenting Noteholder must consent to the Indenture Amendments as an entirety and may not consent selectively with respect to certain of the Indenture Amendments. The primary purpose of the Indenture Amendments is to eliminate substantially all of the restrictive covenants in each of the Indentures and to modify certain of the event of default provisions and certain other provisions in each of the Indentures.

    Pursuant to the terms of the Indentures, the Indenture Amendments require the written consent of the Noteholders of at least a majority in principal amount of the Notes outstanding under the applicable Indenture. The summaries of provisions of the Indentures set forth below are qualified in their entirety by reference to the full and complete terms contained in the Indentures. Capitalized terms used in this section "The Consent Solicitation" without definition shall have the meanings set forth in each of the Indentures.

    Deletion of Covenants.  The Indenture Amendments would delete in their entireties certain provisions, including the provisions summarized below, from each of the Indentures (or any existing supplements thereto, except with respect to the 11 3/8% Indenture as indicated below):

  •
  Repurchase at the Option of Noteholders upon a Change of Control. This provision currently requires McLeodUSA, upon a Change of Control, to repurchase, at the option of a Noteholder, the Noteholder's Notes. The Indenture Amendments would not delete this provision from the 11 3/8% Indenture.

  •
  Limitation on Asset Sales. This provision currently restricts McLeodUSA's ability to sell its assets, the shares of stock of any Restricted Subsidiary or the assets of any Restricted Subsidiary outside the ordinary course of business. The Indenture Amendments would not delete this provision from the 11 3/8% Indenture.

  •
  Limitation on Consolidated Indebtedness. This provision currently restricts the ability of McLeodUSA and its Restricted Subsidiaries to incur indebtedness.

  •
  Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries. This provision currently restricts the ability of any Restricted Subsidiary of McLeodUSA to incur indebtedness or issue preferred stock.

  •
  Limitation on Restricted Payments. This provision currently restricts the ability of McLeodUSA and its Restricted Subsidiaries to make specified restricted payments, including restrictions on the payment of dividends, the redemption of capital stock, the redemption of obligations subordinate to the Notes and the making of investments.

  •
  Limitation on Liens. This provision restricts the ability of McLeodUSA and its Restricted Subsidiaries to create or permit to exist certain Liens on their assets and properties.

  •
  Limitation on Sale and Leaseback Transactions. This provision currently restricts the ability of McLeodUSA and its Restricted Subsidiaries from entering into certain Sale-Leaseback Transactions with respect to their assets and property.

  •
  Limitation on Issuance and Sale of Capital Stock of Restricted Subsidiaries. This provision currently restricts the ability of McLeodUSA and the Restricted Subsidiaries to issue any capital stock of any Restricted Subsidiary.

  •
  Transactions with Affiliates. This provision currently restricts the ability of McLeodUSA and its Restricted Subsidiaries to engage in transactions with shareholders and affiliates of McLeodUSA.

    In addition, with respect to the 9 1/4% Indenture, the Indenture Amendments would delete in its entirety the provision "Repurchase at the Option of Holders upon Failure to Consummate the CCI Transaction." Such provision became moot in September of 1997.

    Modification of Covenants/Events of Default.  The Indenture Amendments would modify the provisions summarized below:

  •
  Restricted and Unrestricted Subsidiaries. This provision would be modified by amending and restating the covenant as follows:

  "(a) McLeodUSA may designate any Subsidiary (including a newly formed or newly acquired Subsidiary) of McLeodUSA or any of its Restricted Subsidiaries as either a Restricted Subsidiary or an Unrestricted Subsidiary.

  "(b) The designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary shall be made by the Board of Directors pursuant to a Board Resolution delivered to the Trustee and shall be effective as of the date specified in such Board Resolution, which shall not be prior to the date such Board Resolution is delivered to the Trustee."

  •
  Merger, Consolidation or Sale of Assets. This provision would be modified by:

  •
  removing the restrictions on incurring additional indebtedness in connection with a merger, consolidation or sale of assets;

  •
  removing the requirement to secure the Notes in connection with a merger, consolidation or sale of assets that involves the creation of a lien; and

  •
  removing the obligation to deliver an officer's certificate and opinion of counsel in connection with a merger, consolidation or sale of assets.

  •
  Events of Default. This provision would be modified by eliminating as an event of default under the Indentures:

  •
  any default in the performance, or breach, of covenants relating to (i) mandatory repurchase of the Notes at the option of the Noteholders in the event of a change of control of McLeodUSA, (ii) limitations on the ability of McLeodUSA and its subsidiaries to engage in any asset sales and (iii) a consolidation, merger, conveyance, lease or transfer involving McLeodUSA or its subsidiaries;

  •
  any default under any bond, debenture, note or other evidence of indebtedness of McLeodUSA or its subsidiaries (or under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidences any indebtedness of McLeodUSA or its subsidiaries);

  •
  any final judgment for the payment of money is entered against McLeodUSA or any of its subsidiaries;

  •
  the entry by a court of any order or judgement of bankruptcy or insolvency relating to any "Restricted Subsidiaries" of McLeodUSA; and

  •
  the commencement of a voluntary case or proceeding under the Bankruptcy Code by any "Restricted Subsidiaries" of McLeodUSA.

Conditions to the Exchange Offer

    Notwithstanding any other provisions of the Exchange Offer and in addition to (and not in limitation of) McLeodUSA's right to extend, amend or terminate the Exchange Offer at any time in its sole discretion, McLeodUSA's obligation to accept for exchange Notes validly tendered pursuant to the Exchange Offer is conditioned upon, among other things:

      (a) receipt by McLeodUSA of valid unrevoked tenders of at least 95% of the aggregate principal and accreted amount of the Notes;

      (b) receipt by McLeodUSA of consents from Noteholders of a majority of the principal amount of each series of Notes outstanding (the "Requisite Consents") to, and execution by McLeodUSA and the Notes Trustee of the Supplemental Indentures providing for, the Indenture Amendments;

      (c) the restructuring proposals are approved at the Special Meeting;

      (d) the purchase by Forstmann Little of the New Preferred Stock and the New Warrants (each as defined herein);

      (e) the consummation of the sale of Pubco to Forstmann Little or another buyer submitting a higher offer;

      (f)  resolution of all tax matters related to the restructuring in a manner satisfactory to McLeodUSA; and

      (g) the general conditions to the Exchange Offer, which shall be deemed to have been satisfied unless any of the following conditions shall occur on or after the date of this Proxy/Disclosure Statement and prior to the acceptance for exchange of any Notes tendered pursuant to the Exchange Offer:

         (i) there shall have occurred (A) any general suspension of, or limitation on prices for, trading in securities in the United States securities or financial markets, (B) a material impairment in the trading market for debt securities, (C) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States (whether or not mandatory), (D) any limitation (whether or not mandatory) by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States, (E) a commencement of a war, armed hostilities or other national or international crisis involving the United States or (F) any significant adverse change in the United States securities or financial markets generally or in the case of any of the foregoing existing on the date hereof, a material acceleration or worsening thereof;

        (ii) there exists an order, statute, rule, regulation, executive order, stay, decree, judgment or injunction that shall have been enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that, in the reasonable judgment of McLeodUSA, would or would be reasonably likely to prohibit, prevent or materially restrict or delay consummation of the Exchange Offer or the solicitations or that is, or is reasonably likely to be, materially adverse to the business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects of McLeodUSA or its subsidiaries;

        (iii) there shall have been instituted or be pending any action or proceeding before or by any court or governmental, regulatory or administrative agency or instrumentality, or by any other person, which challenges the making of the Exchange Offer or the solicitations or the Indenture Amendments or is reasonably likely to directly or indirectly prohibit, prevent, restrict or delay the consummation of the Exchange Offer or the solicitations or the Indenture Amendments or otherwise adversely affect in any material manner the Exchange Offer, the solicitations or the Indenture Amendments;

        (iv) there exists, in McLeodUSA's sole judgment, any other actual or threatened legal impediment to the exchange of the Notes or the issuance of the Class A common stock or the New Preferred Stock (as defined herein) or payment of cash pursuant to the Exchange Offer or any other circumstances that would materially adversely affect the transactions contemplated by the Exchange Offer or the contemplated benefits of the Exchange Offer to McLeodUSA;

        (v) there shall have occurred or be likely to occur an event or events which, in McLeodUSA's sole judgment, would or might prohibit, restrict or delay the consummation of the Exchange Offer or materially impair the contemplated benefits of the Exchange Offer to McLeodUSA or otherwise result in the consummation of the Exchange Offer not being in McLeodUSA's best interests; or

        (vi) the Notes Trustee under the Indentures shall have objected in any respect to, or taken any action that would be reasonably likely to materially and adversely affect the consummation of the Exchange Offer or the solicitations or McLeodUSA's ability to effect the Indenture Amendments, or shall have taken any action that challenges the validity or effectiveness of the procedures used by McLeodUSA in soliciting the consents (including the form thereof) or in the making of the Exchange Offer or the acceptance of the Notes or the consents or the issuance of Class A common stock and cash consideration in exchange for Notes.

    The foregoing conditions are for the sole benefit of McLeodUSA and may be asserted by McLeodUSA regardless of the circumstances giving rise to any such condition (including any action or inaction by McLeodUSA) and may be waived by McLeodUSA, in whole or in part, at any time and from time to time. The failure by McLeodUSA at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

Termination

    McLeodUSA may terminate the Exchange Offer and the restructuring, in the sole discretion of McLeodUSA, at any time and for any reason without accepting any of the tendered Notes or exchanging or reclassifying the common or preferred stock.

    The foregoing right of termination is for the sole benefit of McLeodUSA and may be asserted by McLeodUSA regardless of the circumstances giving rise to such decision at any time.

Expiration Date

    The Exchange Offer will expire at 5:00 p.m., New York City time, on January 15, 2002 unless extended (such time and date as the same may be extended, the "Expiration Date"). In order to receive the Exchange Offer Consideration pursuant to the Exchange Offer, Noteholders must tender their Notes prior to the Expiration Date.

Exchange Offer Closing Date

    Subject to the satisfaction or waiver by McLeodUSA of the conditions to the Exchange Offer described in this Proxy/Disclosure Statement, consummation of the Exchange Offer will occur as soon as reasonably practicable following the Expiration Date.

BACKGROUND

Background of the Restructuring

    Prior to 2000, McLeodUSA grew rapidly utilizing a voice-centric strategy focused on gaining market share within a core region of 21 Midwest, Northwest and Rocky Mountain states. In the first quarter of 2000, McLeodUSA added to its voice offering a more data-centric, national-based strategy with the acquisition of Splitrock Services, Inc. ("Splitrock"), a facilities-based provider of data communications services. McLeodUSA undertook a number of additional steps as a result of this shift in strategy, announcing plans to build a national data network including assets from Splitrock and significantly increasing its personnel levels, capital expenditures and suite of available products. In the fourth quarter of 2000, McLeodUSA increased its core footprint from 21 states to 25 states with the acquisition of CapRock Communications Corp., which operated a competitive local exchange, or CLEC, business in Texas, Arkansas, Oklahoma and Louisiana, among others.

    Earlier this year, it became clear that, due to certain factors, including but not limited to complications related to McLeodUSA's rapid growth and a downturn in economic conditions generally and the competitive telecommunications sector in particular, McLeodUSA was not meeting internal expectations in terms of profitability and cash flow. As a result, on August 1, 2001, McLeodUSA announced a series of steps to strengthen its senior management and position McLeodUSA for future growth. These steps included:

  •
  the addition of Chris A. Davis as Chief Operating and Financial Officer. Ms. Davis had most recently been Executive Vice President, Chief Financial and Administrative Officer for ONI Systems. From 1993 to 2000, she had been Executive Vice President, Chief Financial and Administrative Officer at Gulfstream Aerospace, the world's leading business jet aviation manufacturer;

  •
  the appointment of Theodore J. Forstmann as Chairman of the Executive Committee of the board of directors. Mr. Forstmann is the Founding Partner of Forstmann Little, a significant investor in McLeodUSA;

  •
  the addition of four current or former CEOs to the board of directors; and

  •
  the exchange of Forstmann Little's convertible preferred stock, which carried annual cash dividends of $35 million and a conversion price of $12.17, for new convertible preferred stock with no dividends and a conversion price of $6.10.

    Upon joining McLeodUSA, Ms. Davis initiated a 90-day planning process to evaluate the strategic direction of McLeodUSA. Specifically, McLeodUSA:

  •
  evaluated McLeodUSA's strengths and available capital in order to focus its strategic direction;

  •
  initiated an analysis of McLeodUSA's business units for profitability and synergy with a potential revised strategic plan;

  •
  performed a complete organizational assessment to identify redundancies and operational inefficiencies;

  •
  conducted a zero-based review of all positions in McLeodUSA in order to properly staff McLeodUSA; and

  •
  conducted a review of the assets and the liabilities of McLeodUSA, including a detailed review of the balance sheet.

    As a result of these steps, in September 2001, McLeodUSA's board of directors approved its corporate strategy to focus on voice and data services for small and medium-sized business and residential customers within its 25-state footprint. In support of this strategy, McLeodUSA announced plans to take the following actions:

  •
  abandon the development of its national network and place the associated assets for sale;

  •
  sell other non-core assets and excess inventory;

  •
  de-emphasize certain unprofitable wholesale services;

  •
  reduce employment by approximately 15%;

  •
  consolidate 11 facilities into 3;

  •
  reduce planned capital expenditures from $400 million to $350 million for 2002; and

  •
  take a one-time charge in the third quarter of approximately $2.9 billion. Of this, $2.1 billion was associated with goodwill and other intangible assets which originated from numerous acquisitions, most notably Splitrock. In addition, McLeodUSA reduced long-lived assets and construction work-in-progress associated with Splitrock by approximately $260 million to appropriately mark those assets to fair value.

    As part of the 90-day planning process, McLeodUSA also recognized that, as a result of its ambitious growth strategy of prior years, it had not implemented sufficient processes and discipline to effectively execute and manage the business. As a result, McLeodUSA implemented five Business Process Teams to improve processes in an organized fashion. These teams are focused on improving five key areas:

  •
  sales efficiency;

  •
  provisioning of services and customer installation;

  •
  customer billing and revenue assurance;

  •
  cash management; and

  •
  business forecasting and planning.

    The significant strategic and operational steps taken since August 2001 have repositioned McLeodUSA for the future. At the same time, however, the evaluation process has highlighted the difficulty of implementing McLeodUSA's plans with its current capital structure. Key challenges include:

  •
  the slowing economy, which has adversely affected demand for telecommunications services;

  •
  implementing the revised strategy, which requires numerous significant improvements in business processes and discipline;

  •
  recruiting and retaining quality management to execute the revised strategy;

  •
  improving key operations of the core retail CLEC, which is currently unprofitable. These include

  —
  completing McLeodUSA's in-region network and deploying over $1 billion of network assets currently not in service,

  —
  activating over 30 local/long distance switches in order to carry long distance traffic over McLeodUSA's network,

  —
  migrating customers from the MegaBells' networks and switches to those of McLeodUSA and

  —
  simplifying products.

  •
  improving core business processes based on the work of the Business Process Teams.

    These operational initiatives present substantial challenges and will require significant management time and resources to implement. While the time required to achieve the benefits, if any, of these initiatives is uncertain, it is expected to be substantial. Upon review of this difficult operating environment, the many business practices to be improved, McLeodUSA's highly leveraged capital structure and expected future operating losses, the board of directors began considering capital structure alternatives. Beginning in mid-October of 2001, McLeodUSA began discussions with Forstmann Little regarding the restructuring of McLeodUSA's capital structure. McLeodUSA then formed a special committee of its board of directors, comprised of persons not affiliated with Forstmann Little and not members of McLeodUSA's management, and retained Houlihan Lokey Howard & Zukin Capital ("Houlihan") and Skadden, Arps, Slate, Meagher & Flom (Illinois) as outside advisors to assist in exploring alternatives for the restructuring.

After the Restructuring

    Upon consummation of the restructuring and giving effect to the sale of non-core businesses set forth in McLeodUSA's strategic restructuring plan and as contemplated by the Third Amendment (as defined herein) to the Credit Agreement (as defined herein), McLeodUSA's operations will consist primarily of its core retail CLEC business. To date, the core retail CLEC operations of McLeodUSA have not generated positive cash flow in any quarterly period. In addition, the preponderance of historical EBITDA of McLeodUSA has been attributable to Pubco, ICTC and other non-core assets that McLeodUSA plans to sell. While the initiatives set forth in the strategic restructuring plan are designed to result in the core retail CLEC business eventually operating profitably, there can be no assurance that these steps will be successful in the time and magnitude expected. Moreover, the remaining operations are expected to continue generating negative cash from operations until fiscal 2005, even if McLeodUSA achieves its targeted level of EBITDA, as a result of capital expenditures and projected interest on the remaining amounts due under the Credit Agreement. Completion of asset sales within a time frame and for aggregate amounts described in McLeodUSA's business plan and retention of access to the amounts that remain available to borrow under the Credit Agreement are critical in funding McLeodUSA's operations.

Agreement with Senior Secured Lenders

    Concurrently with the negotiations with Forstmann Little regarding a possible restructuring, McLeodUSA and Forstmann Little began discussions with representatives of McLeodUSA's senior secured lenders for support of a Forstmann Little sponsored restructuring involving a significant cash payment to Noteholders. Any restructuring involving a payment to Noteholders, other than regularly scheduled payments of principal and interest, requires majority consent under McLeodUSA's Credit Agreement dated May 31, 2001 between McLeodUSA and certain lenders (as amended, the "Credit Agreement"). After substantial negotiations, McLeodUSA and its senior secured lenders agreed to amend the Credit Agreement to permit the restructuring (the "Third Amendment"). The key elements of the restructuring that induced McLeodUSA's senior secured lenders to allow the sale of Pubco and the use of the proceeds therefrom to make a payment to the Noteholders were (1) the additional $100 million Forstmann Little investment, with $35 million of the net proceeds from such investment applied to prepay term loans under the Credit Agreement, (2) Forstmann Little's commitment to purchase Pubco for $535 million, subject only to completion of the restructuring and other customary closing conditions, (3) Forstmann Little's substantial continued involvement in the operations and corporate governance of McLeodUSA, (4) McLeodUSA's commitment to sell ICTC and use the first $225 million in net proceeds to prepay the term loans under the Credit Agreement, (5) McLeodUSA's commitment to use the first $25 million of any additional net proceeds from the sale of Pubco to prepay term loans under the Credit Agreement, (6) a permanent reduction of $140 million of revolving credit commitments under the Credit Agreement upon completion of the restructuring, and (7) a 1% increase in interest rates, (8) amendment and arranger fees and (9) modification of financial and restrictive covenants under the Credit Agreement.

    Any changes to the terms of the restructuring that are materially inconsistent with the plan approved by the senior secured lenders, or that have an adverse effect on the senior secured lenders, would require the majority consent of McLeodUSA's senior secured lenders. Specifically, the Third Amendment requires that Forstmann Little have approximately a 40% ownership stake in McLeodUSA upon consummation of the restructuring. McLeodUSA does not believe that its senior secured lenders would consent to any restructuring involving a payment to the Noteholders without the substantial commitments provided by Forstmann Little and Forstmann Little's continued involvement in the operations of McLeodUSA. In addition, there can be no assurance that Forstmann Little would invest $100 million in McLeodUSA unless the restructuring were consummated on substantially the same terms as those described in this Proxy/Disclosure Statement.

    Many of the amendments and waivers contained in the Third Amendment will terminate if McLeodUSA fails to satisfy certain "progress conditions" on a timely basis. One important progress condition is that the restructuring be completed on or before August 1, 2002. The complete list of progress conditions is set forth in the Third Amendment which we filed as an exhibit to our Current Report on Form 8-K on December 7, 2001.

    McLeodUSA expects to obtain an interim debtor-in-possession financing facility of up to $50 million in the event McLeodUSA pursues the restructuring through a Chapter 11 case. In addition, McLeodUSA expects to obtain an exit financing facility upon the consummation of a plan of reorganization under a Chapter 11 proceeding in an amount up to $160 million. Such exit financing facility would be used to provide working capital for its future operations and to repay any amounts outstanding under any debtor-in-possession financing facility. While McLeodUSA has not yet obtained firm commitments for such facilities, it expects to obtain such commitments prior to filing a Chapter 11 case.

RESTRUCTURING

The Financial Restructuring

    Together with its outside advisors, McLeodUSA considered a number of strategic alternatives with respect to a financial restructuring. Management and the special committee engaged in extensive negotiations with Forstmann Little to sponsor a comprehensive transaction that would result in a substantial deleveraging of McLeodUSA. The proposed transaction will result in the elimination of $2.9 billion of note indebtedness, provide a substantial cash payment to Noteholders, require a $100 million new money investment from Forstmann Little and contemplate a substantial on-going involvement of Forstmann Little in the operations of McLeodUSA. Concurrently with such negotiations, McLeodUSA and Forstmann Little engaged in extensive negotiations with McLeodUSA's bank group under the Credit Agreement to obtain the Third Amendment to permit the restructuring.

    The material elements of the restructuring are as follows:

  Treatment of Preferred Stock

    McLeodUSA's outstanding Series A, Series D and Series E preferred stock will be reclassified into 196,399,008 shares of Class A common stock, representing approximately 51.9% of the Class A common stock expected to be outstanding upon consummation of the restructuring, subject to dilution. The pro rata distribution of this Class A common stock will be based on the relative liquidation preferences of and accrued dividends on, each of the series of outstanding preferred stock, resulting in the following distribution:

  •
  holders of the Series A preferred stock will receive their pro rata share of 44,883,856 shares of Class A common stock, representing approximately 11.9% of the Class A common stock expected to be outstanding upon consummation of the restructuring, subject to dilution;

  •
  holders of the Series D preferred stock will receive their pro rata share of 104,166,667 shares of Class A common stock, representing approximately 27.5% of the Class A common stock expected to be outstanding upon consummation of the restructuring, subject to dilution; and

  •
  holders of the Series E preferred stock will receive their pro rata share of 47,348,485 shares of Class A common stock, representing approximately 12.5% of the Class A common stock expected to be outstanding upon consummation of the restructuring, subject to dilution.

  Common Stock

    On the effective date of the restructuring, existing holders of the Class A common stock will have approximately 33.1% of the Class A common stock expected to be outstanding upon consummation of the restructuring, subject to dilution.

  Treatment of Notes

    In full and complete satisfaction of McLeodUSA's obligations under the Notes, Noteholders will receive:

  •
  $560 million in cash, available from the sale of Pubco ($535 million) and a portion of Forstmann Little's new money investment ($25 million) which will be applied to the Notes, plus

  •
  56,813,984 shares of the Class A common stock, representing approximately 15% of the Class A common stock as of the closing of the Exchange Offer, subject to dilution.

    Upon consummation of the Exchange Offer, each Noteholder that validly tenders, and does not withdraw, Notes will receive a pro rata portion of $560 million of cash and 56,813,984 shares of Class A common stock based upon the ratio of (x) the principal and accreted amount of the Notes tendered by such Noteholder plus all accrued and unpaid interest thereon as of the day immediately preceding the closing of the exchange offer, to (y) the principal and accreted amount of all outstanding Notes plus all accrued and unpaid interest thereon as of the day immediately preceding the closing of the Exchange Offer.

Summary of Restructuring Plan

Consideration

	Cash	Estimated Number of Shares and % of Class A Common Stock Ownership
		Before Dilution		After Dilution(1)
Noteholders	$560,000,000	56,813,984	15.0%	56,813,984	13.7%
Series A Preferred Stock		44,883,856	11.9%	44,883,856	10.8%
Series D Preferred Stock		104,166,667	27.5%	104,166,667	25.1%
Series E Preferred Stock		47,348,485	12.5%	47,348,485	11.4%
Class A Common Stock		125,546,898	33.1%	125,546,898	30.2%
New Preferred Stock		NA	NA	36,433,233	8.8%

		378,759,890	100.0%	415,193,123	100.0%

Sources and Uses of Cash
($ in millions)

Sources
Sale of Pubco	$535
Forstmann Little Investment	100
Working Capital/Available Cash	25

$660

Uses
Cash Payment to Noteholders	$560
Mandatory Pre-Payment on Term Loans	35
Fees and Expenses	65

$660

(1)
Estimated common stock ownership after giving effect to the mandatory conversion of the new convertible preferred stock to be issued to Forstmann Little at an assumed price per share equal to the reorganization equity value per share of $2.74 prior to dilution for warrants and the management incentive plan. See "Valuation Analysis."

    While McLeodUSA believes the percentage estimates set forth above and referenced to elsewhere in this Proxy/Disclosure Statement are helpful in describing the allocation of Class A common stock among the Noteholders, preferred stockholders and current Class A common stockholders, there can be no assurance that actual allocations will correspond exactly to these estimated percentages.

Agreements with Forstmann Little

    In order to raise the funds required to implement the restructuring, McLeodUSA has entered into three agreements with Forstmann Little.

    Stock Purchase Agreement

    McLeodUSA Holdings, Inc. has entered into a Stock Purchase Agreement, dated as of December 3, 2001 (the "Stock Purchase Agreement"), which provides for the sale of Pubco to Pubco Acquisition Corp., an affiliate of Forstmann Little ("Pubco Acquisition"), for $535 million in cash. A copy of the Stock Purchase Agreement is filed as an exhibit to McLeodUSA's Current Report on Form 8-K filed with the SEC on December 7, 2001. The following summary of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement.

    The Stock Purchase Agreement contains customary representations, warranties, covenants, agreements and indemnities.

    The Stock Purchase Agreement also provides McLeodUSA with the right to terminate the Stock Purchase Agreement to enter into an alternative agreement with a third party that provides for the sale of Pubco at a higher price, subject to certain conditions including the requirement that the consummation of the alternative transaction be conditioned upon the consummation of a capital restructuring that does not materially deviate from the terms of the restructuring described in this Proxy/Disclosure Statement. No termination fees or other expenses are payable to Forstmann Little in connection with such a termination. McLeodUSA has retained a nationally recognized investment banking firm to commence a marketing process in an effort to obtain a higher price.

    The Stock Purchase Agreement provides McLeodUSA with certain rights relating to future dispositions of Pubco. For two years after the consummation of the Stock Purchase Agreement, McLeodUSA has a right of first offer to purchase Pubco. Generally, this right of first offer requires Pubco Acquisition to offer to sell Pubco to McLeodUSA prior to selling it to a third party. The Stock Purchase Agreement also provides that if Pubco Acquisition sells Pubco during the one year period after the consummation of the Stock Purchase Agreement, Pubco Acquisition will pay McLeodUSA 50% of the sales proceeds in excess of the price Pubco Acquisition paid for Pubco in the Stock Purchase Agreement, subject to certain adjustments.

    The Stock Purchase Agreement also provides that Pubco Acquisition will enter into a Publishing, Branding and Operating Agreement, which provides for the continued publication of telephone directories for an initial term of five years following the consummation of the Stock Purchase Agreement.

    The consummation of the Stock Purchase Agreement is subject to the following conditions:

  •
  no statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental entity which prohibits or restricts the consummation of the stock purchase;

  •
  all required consents, approvals, orders and permits of, and registrations, declarations and filings with, any governmental authority shall have been made or obtained, and any waiting period under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1974, as amended, shall have terminated or expired;

  •
  all conditions precedent to the consummation of the restructuring shall have been satisfied and the restructuring shall be occurring simultaneously;

  •
  the representations and warranties of the other party are true and correct as of the closing date as if made at and as of such date, except where the failure of such representations and warranties to be so true and accurate (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) would not, individually or in the aggregate, have a material adverse effect; and

  •
  the other party performed and complied in all material respects with all agreements, obligations, covenants and conditions contained in the Stock Purchase Agreement.

    Publishing, Branding and Operating Agreement

    One of the conditions to closing of the Stock Purchase Agreement is that McLeodUSA Publishing Company (the "Publisher"), McLeodUSA, McLeodUSA Telecommunications Services Inc., and Pubco Acquisition enter into a Publishing, Branding and Operating Agreement (the "Operating Agreement") in the form attached as an exhibit to the Stock Purchase Agreement. The following summary of the Operating Agreement is qualified in its entirety by reference to the form of Operating Agreement attached to the Stock Purchase Agreement which is filed as an exhibit to McLeodUSA's Current Report on Form 8-K filed with the SEC on December 7, 2001.

    The Operating Agreement provides for the continued publication of telephone directories by the Publisher following the consummation of the Stock Purchase Agreement and in many ways documents the existing practices of the Publisher with respect to the publication of McLeod-branded telephone directories. The term of the Operating Agreement is five years (unless terminated earlier for cause, change of control, or by mutual agreement) with automatic one-year renewals thereafter unless a party elects not to renew and provides one years' notice.

    The Operating Agreement grants the Publisher a license to use the principal McLeodUSA trademarks to publish telephone directories. It also requires the Publisher to publish certain telephone directories using those trademarks. Following the termination of the Operating Agreement, the Publisher will continue to own the right to publish a directory that looks like the directories it currently publishes (although it may not continue to use the McLeodUSA star).

    The Operating Agreement prohibits McLeodUSA from competing with Pubco Acquisition and its subsidiaries during the term in its core businesses, and similarly prohibits Pubco Acquisition and its subsidiaries from competing with McLeodUSA during the term in its core businesses.

    Preferred Stock and Warrant Purchase Agreement

    McLeodUSA has entered into a Preferred Stock and Warrant Purchase Agreement, dated as of December 3, 2001 (the "Purchase Agreement"), which provides for the sale of preferred stock and warrants to Forstmann Little, for $100 million in cash. A copy of the Purchase Agreement is filed as an exhibit to McLeodUSA's Current Report on Form 8-K filed with the SEC on December 7, 2001. The following summary of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement.

    The Purchase Agreement provides for the issuance of Series F and Series G preferred stock (collectively, the "New Preferred Stock"). The Series F preferred stock is mandatorily convertible into shares of Class A common stock on the 60th day following the effective date of the restructuring in an amount equal to (x) $10.00 divided by the average share price of Class A common stock calculated as the mathematical average of the closing price per share of Class A common stock on 10 randomly selected trading days during the 60-day period following the effective date of the restructuring (excluding the 2 high and 2 low prices and taking an average of the remaining 6) multiplied by (y) 10 million shares. The Series G preferred stock provides Forstmann Little with the right to designate members of the board of directors and/or a non-voting observer to the board of directors as follows:

  •
  If Forstmann Little owns at least 40% of the shares of Class A common stock it will own upon consummation of the restructuring, Forstmann Little will have the right to designate 2 members of the board of directors.

  •
  If Forstmann Little owns less than 40%, but more than 20%, of such shares, Forstmann Little will have the right to designate 1 member of the board of directors and 1 non-voting observer to the board of directors.

  •
  If Forstmann Little owns 20% or less, but at least 10%, of such shares, Forstmann Little will have the right to designate 1 non-voting observer to the board of directors.

  •
  If Forstmann Little owns less than 10% of such shares, Forstmann Little will have no rights to designate either members of the board of directors or non-voting observers to the board of directors.

The Series G preferred stock will not otherwise provide for any dividend, liquidation or other preferences.

    The Purchase Agreement also provides for the sale of approximately 18.9 million new warrants (the "New Warrants") to Forstmann Little. Each New Warrant entitles the holder to purchase one share of Class A common stock at an exercise price equal to 150% of the average share price of the Class A common stock, calculated as the mathematical average of the closing price per share of

Class A common stock on 10 randomly selected trading days during the 60-day period following the effective date of the restructuring (excluding the 2 high and 2 low prices and taking an average of the remaining 6) pursuant to a formula contained in the related warrant agreement. Pursuant to their terms, the New Warrants expire on the fifth anniversary of the consummation of the restructuring.

    Assuming that the average price of Class A common stock is equal to the reorganization equity value per share upon the date of conversion of the New Preferred Stock, Forstmann Little would receive approximately 36.4 million shares of Class A common stock representing roughly 8.8% of all such stock outstanding prior to consideration of any management options.

    The Purchase Agreement also provides Forstmann Little with the right to designate observers to the board of directors in connection with maintaining the venture capital operating company status of Forstmann Little's investment in McLeodUSA.

    In addition to similar conditions as those contained in the Stock Purchase Agreement described above, the consummation is subject to certain additional conditions, including the condition that McLeodUSA's certificate of incorporation be amended to provide that McLeodUSA will not be governed by Section 203 of the DGCL.

    Upon the consummation of the Purchase Agreement, the existing transfer restrictions applicable to Forstmann Little's Series D and E preferred stock will terminate. Following the consummation of the Purchase Agreement, Forstmann Little may transfer shares of Class A common stock, preferred stock and warrants; provided that prior to the Standstill Termination Date (as defined below), Forstmann Little may not make any transfers (other than transfers to affiliates) to any person or group which is, or which Forstmann Little believes or should reasonably believe will seek to become, the beneficial owner of more than 50% of McLeodUSA's voting securities (a "Disqualified Transaction") without the consent of the board of directors of McLeodUSA, unless Forstmann Little provides McLeodUSA with a notice of setting forth the minimum cash price at which Forstmann Little would be prepared to sell the securities. McLeodUSA then has 45 days to purchase or cause a designee to purchase the securities. If no agreement providing for the purchase of the securities is entered into within 45 days, Forstmann Little has the right for 180 days to sell the securities to any person at a price no less than the price specified in the notice.

    The "Standstill Termination Date" means the earlier of the third anniversary of the closing of the Purchase Agreement or the date Theodore J. Forstmann is removed, without his consent, as the Chairman of the Executive Committee of the board of directors.

    During the period of time from the closing of the Purchase Agreement until the Standstill Termination Date, except as specifically approved in writing in advance by the board of directors, Forstmann Little shall not directly or indirectly:

  •
  acquire, or offer or agree to acquire, or become the beneficial owner of or obtain any rights in respect of, any capital stock of McLeodUSA;

  •
  solicit or participate in the solicitation of any person to acquire, offer to acquire or agree to acquire, by merger, tender offer, purchase or otherwise, McLeodUSA or initiate or become a participant in any stockholder proposal or election contest or induce others to initiate the same, or otherwise seek to advise or influence any person with respect to the voting of any voting securities of McLeodUSA; or

  •
  solicit or participate in the solicitation of any person to acquire, offer to acquire or agree to acquire, by merger, tender offer, purchase or otherwise, McLeodUSA or a substantial portion of its assets or more than 50% of its outstanding capital stock; provided, that, these restrictions do not apply to actions taken by Forstmann Little in connection with the sale of any of its own securities.

    During the period from the closing of the Purchase Agreement until the Standstill Termination Date, Forstmann Little agrees to be present, in person or by proxy at all meetings of stockholders of McLeodUSA so that all of its voting securities are counted for purposes of determining the presence of a quorum at such meetings. During such period, Forstmann Little agrees to vote its securities in all elections of directors such that (i) at least five members of the board of directors are qualified as "independent directors" and (ii) the Chairman, the Chief Executive Officer, and the Chief Financial Officer of McLeodUSA are elected as members to the board of directors.

    The Purchase Agreement also prohibits McLeodUSA from adopting or implementing any stockholders rights plan or "poison pill" as long as Forstmann Little holds 60% of the McLeodUSA securities (on a fully converted basis) it owned at the consummation of the Purchase Agreement. If Forstmann Little owns less than 60% of such securities or sells its securities in a Disqualified Transaction, McLeodUSA may adopt a rights plan subject to certain restrictions.

Credit Agreement Amendment

    On May 31, 2000, the Company entered into $1.3 billion of Senior Secured Credit Facilities with a syndicate of financial institutions. In order to facilitate the restructuring, McLeodUSA has entered into the Third Amendment. The following summary of the Third Amendment is qualified in its entirety by reference to the Third Amendment.

    Under the Third Amendment, the lenders waived:

  •
  any bankruptcy and payment cross-defaults with respect to the Notes that may arise in connection with the restructuring;

  •
  covenants respecting sales of assets in order to allow the sale of Pubco to proceed pursuant to the restructuring and the use of $535 million of the proceeds therefrom to make a payment to the Noteholders; and

  •
  certain other covenants and other provisions of the Credit Agreement that would have restricted McLeodUSA's ability to enter into various transactions necessary to consummate the restructuring.

    In return for the lenders' consent to the Third Amendment, McLeodUSA agreed that the following amounts will be paid on a current basis during the restructuring:

  •
  all interest, commitment fees, letter of credit participation fees and fronting fees when due pursuant to the terms of the Credit Agreement;

  •
  all fees and expenses payable to the agent under any debtor-in-possession facility, including the reasonable fees and disbursements of counsel; and

  •
  an amendment fee payable upon consummation of the restructuring to each lender that agreed to the Third Amendment equal to 1.00% of the aggregate amount of each consenting lender's exposure under the Credit Agreement.

McLeodUSA also agreed to limit any additional borrowings under the Credit Agreement to $50 million until the restructuring is completed pursuant to the out-of-court restructuring discussed below, McLeodUSA files for Chapter 11 protection or McLeodUSA advises the lenders that it is no longer pursuing the restructuring.

    The waivers and modifications to the Credit Agreement described above will remain in effect so long as McLeodUSA is pursuing the restructuring as outlined in this Proxy/Disclosure Statement unless McLeodUSA fails to satisfy any "progress condition" on a timely basis. The progress conditions include a requirement that the restructuring be consummated on or before August 1, 2002. The progress conditions also require McLeodUSA to continue in good faith to seek consummation of the restructuring prior to such date in the event bankruptcy proceedings are commenced with respect to McLeodUSA or any of its subsidiaries. Also if bankruptcy proceedings are commenced in connection with the restructuring, orders respecting use of the lenders' cash collateral and approving any debtor-in-possession financing must be in the forms attached to the Third Amendment or otherwise in accordance with terms agreeable to the lenders.

    McLeodUSA will be deemed to have breached a progress condition if any bankruptcy proceedings shall have been dismissed or converted to liquidation proceedings under Chapter 7 of the Bankruptcy Code, a trustee shall have been appointed, or the exclusive period during which McLeodUSA may file and propose a plan is not in full force and effect. McLeodUSA is restricted, during the course of any bankruptcy proceeding, from challenging the lenders' liens, and any such challenge raised by a third party must be dismissed before the effective date of the restructuring or August 1, 2002 without adverse consequence to the lenders. Finally, no event shall have occurred in any such proceedings that would constitute an event of default under the Credit Agreement (other than those events of default waived in order to permit the restructuring).

    If the restructuring is consummated pursuant to the Plan through Chapter 11 proceedings, the Plan must provide that the liens and claims of the lenders under the Credit Agreement will be unimpaired. The Third Amendment also contains certain modifications to the Credit Agreement that will become effective only upon consummation of the restructuring, including:

  •
  an agreement to use $35 million of Forstmann Little's new $100 million investment to prepay the term loans under the Credit Agreement;

  •
  an agreement that requires McLeodUSA to sell, or have entered into a contract to sell (which may be subject to regulatory approval and certain other customary closing conditions) Illinois Consolidated Telephone Company (or substantially all of its assets) within 14 months of the consummation of the restructuring and to apply the first $225 million in proceeds from such sale to reduce McLeodUSA's outstanding obligations under the Credit Agreement. McLeodUSA is permitted to retain proceeds in excess of $225 million from such sale for working capital and general corporate purposes. If McLeodUSA does not complete the Illinois Consolidated Telephone Company sale within two years of the consummation of the restructuring, $225 million of term loans under the credit agreement will be subject to additional interest of 1.50% per annum until such sale is completed;

  •
  an agreement to allow McLeodUSA to retain the proceeds of certain non-core asset sales;

  •
  the modification of various financial covenants and the addition of a capital expenditure limitation;

  •
  a 1% increase in the applicable rates of interest on the borrowings under the Credit Agreement and the establishment of certain prepayment premiums applicable to the Credit Agreement term loan repayments made in the first three years following the restructuring;

  •
  an agreement that McLeodUSA may enter into an exit financing facility upon consummation of the restructuring in an amount not to exceed $160 million, secured by liens on and security interests in the assets of McLeodUSA and its domestic subsidiaries superior to the liens securing the existing obligations under the Credit Agreement; and

  •
  additional limitations on the ability of McLeodUSA and its subsidiaries to incur third-party indebtedness and make additional investments.

    If the restructuring is consummated pursuant to the Out-of-Court Restructuring discussed below, the revolving loan commitment of the lenders under the Credit Agreement will be reduced by $140 million, which will reduce the current revolving credit commitment of the lenders to $310 million.

    Finally, whether or not the restructuring is consummated, McLeodUSA agreed in the Third Amendment to additional restrictions relating to the incurrence of third-party indebtedness and making of additional investments.

    While the Third Amendment permits both a $50 million debtor-in-possession financing facility and a $160 million exit financing facility, McLeodUSA has not yet obtained firm commitments for such facilities. McLeodUSA expects to have such commitments prior to filing any case under Chapter 11 of the Bankruptcy Code.

Alternative Means for Implementing the Restructuring

    McLeodUSA is simultaneously pursuing the restructuring via two alternative mechanisms: (1) the out-of-court alternative and (2) the in-court alternative. Each of these alternatives is described in detail in this Proxy/Disclosure Statement. Noteholders are being requested to take action on both mechanisms.

  Out-of-Court Alternative

    The out-of-court restructuring (the "Out-of-Court Restructuring") is comprised of the following elements:

    Special Meeting of Stockholders.  The restructuring proposals in connection with the Out-of-Court Restructuring require the approval of McLeodUSA's preferred and common stockholders. The purpose of the Special Meeting is to consider the Restructuring and to vote on the restructuring proposals. See "Discussion of Restructuring Proposals."

    Exchange Offer and Consent Solicitation.  Pursuant to the Exchange Offer, McLeodUSA is:

  •
  offering to exchange the Notes for each Noteholder's pro rata share of (i) $560 million in cash plus (ii) 56,813,984 shares of Class A common stock, representing approximately 15% of the Class A common stock expected to be outstanding upon consummation of the Exchange Offer, subject to dilution; and

  •
  seeking the approval of Noteholders to certain amendments to the Indentures.

    The terms of the Exchange Offer and consent solicitation are described in more detail in this Proxy/Disclosure Statement.

    The consummation of the Out-of-Court Restructuring is conditioned upon the consummation of the Exchange Offer, as well as the approval of each of the restructuring proposals by the requisite vote of McLeodUSA's stockholders.

  In-Court Alternative

    If McLeodUSA concludes that it would be more advantageous or expeditious, McLeodUSA may elect to effectuate the restructuring by filing a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and seeking court approval of the restructuring.

    To facilitate court approval of the in-court restructuring (the "In-Court Restructuring"), McLeodUSA is soliciting acceptances of the Plan, a copy of which is attached hereto as Appendix I. The Plan contains the terms of the restructuring as described in this Proxy/Disclosure Statement, which will, if approved, result in the same distributions as would be effectuated through the Out-of-Court Restructuring.

Support for the Restructuring

    Forstmann Little, as the holder of 100% of the Series D and Series E preferred stock with an aggregate liquidation preference of $1 billion, supports the restructuring and has executed a Lock-Up and Voting Agreement requiring Forstmann Little to vote in favor of the restructuring proposals and the Plan.

    McLeodUSA's executive officers and directors, as a group, beneficially own approximately 67,311,394 shares of Class A common stock, excluding option shares. Such officers and directors have advised McLeodUSA that they intend to vote in favor of the restructuring proposals and the Plan. See "Security Ownership of Certain Beneficial Owners and Management."

Recommendation of the Restructuring

    The special committee considered a number of alternatives with respect to restructuring McLeodUSA's capital structure, held numerous lengthy meetings, discussed the restructuring with its advisors, and engaged in extensive negotiations with representatives of Forstmann Little regarding the sale of Pubco and the restructuring. In addition, the special committee, through senior management, was involved in negotiations with representatives of McLeodUSA's senior secured lenders regarding amendments to the Credit Agreement. After considering alternatives, and in light of these extensive negotiations, the special committee recommended the restructuring to McLeodUSA's board of directors.

    The disinterested members of McLeodUSA's board of directors have unanimously approved the restructuring proposals, including the terms of the Series A reclassification proposal, the Series D reclassification proposal, the Series E reclassification proposal, the reverse stock split proposal, the Section 203 proposal, the issuance proposal and the management incentive plan proposal discussed in this Proxy/Disclosure Statement, upon the recommendation of the special committee. However, McLeodUSA's board of directors has not at this time taken any corporate action approving a bankruptcy filing or in furtherance thereof.

Estimated Fees and Expenses

    McLeodUSA estimates that fees and expenses incurred in connection with the Restructuring will be approximately $65 million, consisting of:

  •
  $31.6 million of legal and financial advisors fees;

  •
  $28 million of arranger and amendment fees; and

  •
  $5.4 million of other fees and expenses.

    McLeodUSA will also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of the Proxy/Disclosure Statement and related documents to the beneficial owners of the common and preferred stock and in handling or forwarding tenders of their customers.

    McLeodUSA anticipates that a substantial portion of the fees referenced above will be paid at the consummation of the restructuring, which is estimated to be on or before March 31, 2002.

VALUATION ANALYSIS

    McLeodUSA has been advised by Houlihan with respect to the reorganization equity value of reorganized McLeodUSA. The reorganization equity value, which includes McLeodUSA's operating business, the expected present value of certain non-core assets and takes into account the estimated debt balances at and beyond the Effective Date (as defined herein), was estimated by Houlihan to be approximately $1.15 billion as of an assumed Effective Date of March 31, 2002 and giving effect to the divestiture of Pubco on the assumed Effective Date and to the divestiture of (1) ICTC and (2) McLeodUSA's South Dakota ILEC, CLEC and cable assets (collectively "DTG"), both of which are assumed to occur within 14 months of the Effective Date. The foregoing reorganization equity value (ascribed as of the date of this Proxy/Disclosure Statement) reflects, among other things, factors discussed below, current financial market conditions and the inherent uncertainty as to the achievement of the projections discussed elsewhere in this Proxy/Disclosure Statement.

    Based on the assumed reorganization equity value set forth above, the value of the 378.8 million shares of Class A common stock to be outstanding is estimated to be approximately $2.74 per share, after giving effect to the potentially dilutive impact of the New Warrants, New Preferred Stock and the Management Incentive Plan. The foregoing valuation also reflects a number of assumptions, including a successful reorganization of McLeodUSA's business and finances in a timely manner, the amount of available cash, market conditions, and the restructuring becoming effective in accordance with its terms on a basis consistent with the estimates and other assumptions discussed herein.

    In preparing the estimated reorganization equity value, Houlihan: (a) reviewed certain historical financial information of McLeodUSA for recent years and interim periods; (b) reviewed certain internal financial and operating data of McLeodUSA and assisted in developing financial projections relating to its businesses and prospects; (c) met with certain members of senior management of McLeodUSA to discuss McLeodUSA's operations and future prospects; (d) reviewed publicly available financial data and considered the market values of public companies that Houlihan deemed generally comparable to the operating businesses of McLeodUSA; (e) reviewed the financial terms, to the extent publicly available, of certain acquisitions of companies that Houlihan believes were comparable to the operating businesses of McLeodUSA; (f) considered certain economic and industry information relevant to McLeodUSA's operating business; (g) visited certain of McLeodUSA's facilities; and (h) conducted such other analyses as Houlihan deemed appropriate under the circumstances. Although Houlihan conducted a review and analysis of McLeodUSA's business, operating assets and liabilities and business plans, Houlihan assumed and relied on the accuracy and completeness of all financial and other information furnished to it by McLeodUSA. No independent evaluations or appraisals of McLeodUSA's assets were sought or were obtained in connection therewith.

    Estimates of reorganization equity value do not purport to be appraisals, nor do they necessarily reflect the values that might be realized if assets were sold. The estimates of reorganization equity value prepared by Houlihan assume that reorganized McLeodUSA continues as the owner and operator of its businesses and assets (other than Pubco, ICTC, DTG and other non-core assets assumed to be divested). Such estimates were developed solely for purposes of formulation of the restructuring and the analysis of implied relative recoveries to creditors thereunder. Such estimates reflect computations of the estimated reorganization equity value of reorganized McLeodUSA through the application of various valuation techniques and do not purport to reflect or constitute appraisals, liquidation values or estimates of the actual market values that may be realized through the sale of any securities to be issued pursuant to the restructuring, which may be significantly different from the amounts set forth herein. The value of an operating business is subject to uncertainties and contingencies that are difficult to predict and will fluctuate with changes in factors affecting the financial conditions and prospects of such a business. As a result, the estimate of reorganization equity value set forth herein is not necessarily indicative of actual outcomes, which may be significantly more or less favorable than those set forth herein. Depending on the results of McLeodUSA's operations or changes in the financial markets, Houlihan's valuation analysis as of the effective date may differ from that disclosed herein.

    In addition, the valuation of newly-issued securities is subject to additional uncertainties and contingencies, all of which are difficult to predict. Actual market prices of such securities at issuance will depend upon, among other things, prevailing interest rates; conditions in the financial markets; the anticipated initial securities holdings of prepetition creditors, some of which may prefer to liquidate their investment rather than hold it on a long-term basis; and other factors that generally influence the prices of securities. Actual market prices of such securities also may be affected by other factors not possible to predict. Accordingly, the reorganization equity value estimated by Houlihan does not necessarily reflect, and should not be construed as reflecting, values that will be attained in the public or private markets. The equity value ascribed in the analysis does not purport to be an estimate of the post-reorganization market trading value. Such trading value may be materially different from the reorganization equity value ranges associated with Houlihan's valuation analysis.

SUMMARY UNAUDITED HISTORICAL AND PRO FORMA CAPITALIZATION

    The following table sets forth the unaudited capitalization of McLeodUSA as of September 30, 2001, and as adjusted to give effect to the Out-of-Court Restructuring and the Splitrock Disposition as though they had become effective on September 30, 2001. The adjustments giving effect to the restructuring assume 100% of the Notes are exchanged. If less than 95% of the Notes are tendered and McLeodUSA elects to waive the minimum tender condition and accept the tendered Notes for exchange, such acceptance would have a material effect upon the information presented below. The information presented below should be read in conjunction with the Consolidated Financial Statements, Unaudited Pro Forma Financial Information and related notes appearing elsewhere herein.

	September 30, 2001
(In millions, except shares)	Historical	Total Pro Forma
	(unaudited)	(unaudited)
Long-term debt (excludes current maturities)	3,694.0	747.9	(1)(2)
Redeemable convertible preferred stock
Preferred, Series B, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical none; pro forma none	—	—
Preferred, Series C, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical none; pro forma none	—	—
Preferred, Series D, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical 275,000; pro forma none	104.0	—
Preferred, Series E, redeemable, convertible, $.01 par value, authorized, issued and outstanding historical 125,000; pro forma none	43.0	—

Total redeemable convertible preferred stock	147.0	—

Stockholders' Equity
Capital Stock:
Preferred, Series A, $.01 par value: authorized, issued and outstanding historical 1,149,375 shares; pro forma none	—	—
Common, Class A, $.01 par value; authorized 2,000,000,000 shares; issued and outstanding historical 626,950,228 shares; pro forma 415,036,271 shares	6.3	4.1
Common, Class B, convertible, $.01 par value; authorized 22,000,000 shares; issued and outstanding historical and pro forma none	—	—
Additional paid-in capital	3,843.2	4,092.9
Accumulated deficit	(3,621.1)	(1,295.5)
Accumulated other comprehensive income	(2.0)	(2.0)

Total stockholders' equity	226.4	2,799.5	(1)

Total capitalization and pro forma capitalization	$4,067.4	3,547.4	(1)

(1)
If the Out-of-Court Restructuring is consummated at the 95% acceptance level by the Noteholders, pro forma long-term debt (excluding current maturities), total pro forma stockholders' equity and total pro forma capitalization would be $893.1 million, $2,681.7 million and $3,574.8 million, respectively.

(2)
McLeodUSA borrowed an additional $250 million under its Credit Agreement subsequent to September 30, 2001. As a result, pro forma long-term debt (excluding current maturities) upon consummation of the restructuring would be $997.9 million (assuming 100% tender by the Noteholders) and $1,143.1 million (assuming a 95% tender by the Noteholders).

UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 and nine months ended September 30, 2001 have been prepared to give effect to the Out-of-Court Restructuring and the Splitrock Disposition for $55 million.

    The Out-of-Court Restructuring includes:

  •
  A 5-to-1 reverse stock split;

  •
  the sale of Pubco for cash proceeds of $535 million;

  •
  the issuance of New Preferred Stock and 18.9 million New Warrants to Forstmann Little in exchange for $100 million;

  •
  the conversion of the New Preferred Stock into shares of Class A common stock;

  •
  the elimination of all Notes for $560 million in cash and 15% of McLeodUSA's Class A common stock (subject to dilution); and

  •
  A $35 million prepayment of Term Loans A and B under the Credit Agreement.

    The Splitrock Disposition relates to an agreement to sell certain of its internet/data assets (formerly part of Splitrock Services, Inc.) and wholesale dial-up Internet Service Provider (ISP) customer base to Level 3 Communications, Inc. for $55 million plus the assumption of certain operating liabilities. The Splitrock Disposition is subject to customary closing conditions, and is expected to close prior to May 1, 2002.

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 was prepared as if the Out-of-Court Restructuring and the Splitrock Disposition had been consummated as of September 30, 2001. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 30, 2000 and for the nine months ended September 30, 2001 were prepared as if the Out-of-Court Restructuring and the Splitrock Disposition had been consummated by January 1, 2000.

    The pro forma adjustments are based on available information and upon certain assumptions McLeodUSA believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Selected Financial Data" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" and McLeodUSA's consolidated financial statements and related notes thereto contained elsewhere in this document.

THESE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITIONS OR RESULTS OF OPERATIONS OF MCLEODUSA HAD THE OUT-OF-COURT RESTRUCTURING DESCRIBED HEREIN BEEN CONSUMMATED ON THE RESPECTIVE DATES INDICATED AND ARE NOT INTENDED TO BE PREDICTIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF MCLEODUSA AT ANY FUTURE DATE OR FOR ANY FUTURE PERIOD.

McLEODUSA INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In millions except per share information)

	As of September 30, 2001
	Historical McLeodUSA	Adjustments for the Out-of-Court Restructuring		Pro Forma for the Out-of-Court Restructuring(9)	Adjustments for Splitrock Disposition(10)	Total Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$67.0	$(26.6	)(1)	$40.4	$55.0	$95.4	(11)
Other current assets	400.2	(148.0	)(2)	252.2	(.2)	252.0

Total Current Assets	467.2	(174.6)		292.6	54.8	347.4
Property and equipment, net	2,680.5	(36.8	)(2)	2,643.7	(70.8)	2,572.9
Intangible assets	1,491.2	(328.9	)(2)	1,162.3	—	1,162.3
Other assets	153.7	(46.9	)(3)	106.8	(1.4)	105.4

Total Assets	$4,792.6	$(587.2)		$4,205.4	$(17.4)	$4,188.0

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities	$692.7	$(69.2	)(4)(8)	$623.5	$(15.4)	$608.1
Long-term debt, less current maturities	3,694.0	(2,944.1	)(5)	749.9	(2.0)	747.9	(11)
Other long-term liabilities	32.5	—		32.5	—	32.5

Total Liabilities	4,419.2	(3,013.3)		1,405.9	(17.4)	1,388.5

Redeemable convertible preferred stock	147.0	(147.0	)(6)	—	—	—

Stockholders' Equity:
Preferred stock (Series A)	—	—		—	—	—
Common stock	6.3	(2.2	)(7)	4.1	—	4.1
Additional paid-in capital	3,843.2	249.7	(7)	4,092.9	—	4,092.9
Retained earnings (deficit)	(3,621.1)	2,325.6	(7)(8)	(1,295.5)	—	(1,295.5)
Accumulated other comprehensive income	(2.0)	—		(2.0)	—	(2.0)

Total Stockholders' Equity	226.4	2,573.1		2,799.5	—	2,799.5

Total Liabilities and Stockholders' Equity	$4,792.6	$(587.2)		$4,205.4	$(17.4)	$4,188.0

The accompanying notes are an integral part of these financial statements.

McLEODUSA INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions except per share information)

Year Ended December 31, 2000
Historical McLeodUSA	Adjustments for the Out-of-Court Restructuring	Pro Forma for the Out-of-Court Restructuring	Adjustments for Splitrock Disposition(9)	Total Pro Forma
Operations Statement Data:
Revenue	$1,396.7	$(253.9)	(1)	$1,142.8	$(102.3)	$1,040.5

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	772.8	(88.8)	(1)	684.0	(103.0)	581.0
Selling, general and administrative	563.2	(122.0)	(1)	441.2	(19.4)	421.8
Depreciation and amortization	409.6	(32.4)	(1)	377.2	(121.9)	255.3
Other	—	—	—	—	—

Total operating expenses	1,745.6	(243.2)	1,502.4	(244.3)	1,258.1

Operating loss	(348.9)	(10.7)	(359.6)	142.0	(217.6)
Interest income	47.8	(47.8)	(2)	—	—	—
Interest expense	(151.4)	151.4	(3)(8)	—	—	(10)	—	(12)
Other nonoperating expense	(0.4)	(0.4)	0.3	(0.1)
Income taxes	—	—	—	—	—

Net income (loss)	(452.9)	92.9	(360.0)	142.3	(217.7)
Extraordinary charge for early retirement of debt	(24.4)	24.4	(4)	—	—	—

Net income (loss)	(477.3)	117.3	(360.0)	142.3	(217.7)
Preferred stock dividends	(54.4)	54.4	(6)	—	—	—

Earnings applicable to common stock	$(531.7)	$171.7	$(360.0)	$142.3	$(217.7)

Loss per common and common equivalent share	$(0.95)	$(0.90)	$(0.54)

Weighted average common and common equivalent shares outstanding	558.4	(157.1	)(7)	401.3	401.3

The accompanying notes are an integral part of these financial statements.

McLEODUSA INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions except per share information)

	Nine Months Ended September 30, 2001
	Historical McLeodUSA	Adjustments for the Out-of-Court Restructuring		Pro Forma for the Out-of-Court Restructuring	Adjustments for Splitrock Disposition(9)		Total Pro Forma
Operations Statement Data:
Revenue	$1,357.1	$(225.1)	(1)	$1,132.0	$(61.8)		$1,070.2

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	791.5	(84.9)	(1)	706.6	(59.5)		647.1
Selling, general and administrative	517.4	(99.8)	(1)	417.6	(3.0)		414.6
Depreciation and amortization	471.4	(26.9)	(1)	444.5	(102.7)		341.8
Other	2,935.4	—		2,935.4	(2,020.3)	(11)	915.1

Total operating expenses	4,715.7	(211.6)		4,504.1	(2,185.5)		2,318.6

Operating loss	(3,358.6)	(13.5)		(3,372.1)	2,123.7		(1,248.4)
Interest income	9.7	(9.7)	(2)	—	—		—
Interest expense	(180.8)	180.8	(3)(8)	—	—	(10)	—	(12)
Other non-operating income	116.5	0.4	(1)	116.9	2.6		119.5
Income taxes	—	—		—	—		—

Net income (loss)	(3,413.2)	158.0		(3,255.2)	2,126.3		(1,128.9)
Gain on exchange of preferred stock	851.2	(851.2)	(5)	—	—		—
Preferred stock dividends	(32.0)	32.0	(6)	—	—		—

Earnings applicable to common stock	$(2,594.0)	$(661.2)		$(3,255.2)	$2,126.3		$(1,128.9)

Loss per common and common equivalent share	$(4.20)			$(7.88)			$(2.73)

Weighted average common and common equivalent shares outstanding	617.8	(204.6	)(7)	413.2			413.2

The accompanying notes are an integral part of these financial statements.

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

General

    The pro forma adjustments assume that the Out-of-Court Restructuring will be accomplished as outlined in this document and that the Splitrock Disposition will be consummated for $55 million in cash. The pro forma adjustments relating to the Out-of-Court Restructuring and the Splitrock Disposition are summarized in the following notes.

    The Out-of-Court Restructuring assumes that the transaction will be consummated outside of a Chapter 11 case, which is contingent upon a number of conditions as outlined in this document. However, if the Out-of-Court Restructuring is not consummated, McLeodUSA may effect the transaction via the Plan for the reorganization of McLeodUSA under Chapter 11 of the Bankruptcy Code. If the Plan is used, McLeodUSA would implement the provisions of SOP 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." Under SOP 90-7, if the reorganization value of McLeodUSA is less than the amount of allowed claims and post petition liabilities and if holders of existing voting shares immediately before confirmation receive less than fifty percent of the voting shares of the emerging entity, fresh start accounting would apply. McLeodUSA believes that it would be required to adopt fresh start accounting upon an emergence from bankruptcy. The provisions of fresh start accounting would require that McLeodUSA revalue its assets and liabilities at fair value, reset its stockholders' equity using the reorganization value established in the bankruptcy, and record any applicable reorganization value in excess of amounts allocable to identifiable assets. In the event the Plan is used to affect the transaction, the amounts in the accompanying pro forma condensed consolidated financial statements would change materially to comply with SOP 90-7.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes estimated pro forma adjustments necessary to give effect to the Out-of-Court Restructuring as if it had occurred on September 30, 2001. The pro forma adjustments have been prepared on the basis that the Out-of-Court Restructuring will be accomplished outside of Chapter 11 proceedings. In the event the Plan is used to affect the transaction, the amounts in the accompanying pro forma condensed consolidated financial statements would change materially to comply with SOP 90-7. The assets of McLeodUSA would equal the enterprise value of the remaining businesses of McLeodUSA at emergence from Chapter 11 proceedings. McLeodUSA currently estimates that enterprise value would be approximately $2.65 billion and a leveraged net equity balance of approximately $1.15 billion. Any difference in enterprise value and pro forma assets would cause a change to the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet by increasing or decreasing the extraordinary gain (retained earnings) with a corresponding offset to the value assigned to the common stock.

    During the third quarter ended September 30, 2001, McLeodUSA wrote down all of the assets directly related to Splitrock to fair value as a result of an impairment analysis performed which was triggered by McLeodUSA's operational restructuring. The negotiated sales price for the Splitrock Disposition is $55 million which approximates the fair value of those net assets at September 30, 2001. As such, no gain or loss is expected on this transaction.

    The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet are described as follows:

  1.
  To reflect the cash proceeds of (a) $535 million and $100 million from the sale of Pubco and the issuance of new preferred stock and warrants, less (b) $560 million paid as partial consideration for the elimination of the Notes, $35 million to prepay Term Loans A and B under the Credit Agreement, $65 million in transaction costs and $1.6 million of cash and cash equivalents at Pubco which are assumed to be retained by the buyer of Pubco.

  2.
  To reflect the sale of Pubco and the elimination of its assets and liabilities.

  3.
  To write-off the remaining unamortized financing fees related to the Notes resulting from the retirement of the Notes through the Out-of-Court Restructuring.

  4.
  To reflect the elimination of the accrued interest on the Notes ($57.5 million) and Pubco's current liabilities ($57.7 million) and to reflect an estimated current tax liability of $46.0 million (see note 8 below).

  5.
  To reflect the elimination of the Notes ($2,906.1 million), a prepayment of Term Loans A and B under the Credit Agreement ($35.0 million) and the elimination of Pubco's long-term debt ($3.0 million.)

  6.
  To reflect the conversion of the Preferred Stock to Class A common stock.

  7.
  To reflect the extraordinary gain on the extinguishment of indebtedness as a result of the retirement of the Notes and forgiveness of accrued interest in the Out-of-Court Restructuring, the gain on the sale of Pubco, the 5-to-1 reverse stock split, and the conversion of the Preferred Stock, Notes and New Preferred Stock to 196.4 million, 56.8 million and 36.4 million shares, respectively of Class A common stock.

  8.
  The unaudited pro forma information has been prepared based upon certain assumptions, estimates and positions taken with respect to taxes. It is possible that taxing authorities could disagree. If such authorities were to ultimately prevail, the amounts involved could be material.

  9.
  In the event that the Out-of-Court Restructuring is effected through the tender of 95% of the principal amount of the Notes, the Pro Forma Cash, Long-term debt (excluding current maturities), Total Assets and Total Stockholders' Equity would be $68.4 million, $895.2 million, $4,235.7 million and $2,681.7 million respectively.

  10.
  To reflect the Splitrock Disposition for $55 million in cash and the elimination of the associated assets and liabilities. See "Recent Developments."

  11.
  McLeodUSA borrowed an additional $250 million under its Credit Agreement subsequent to September 30, 2001. As a result total pro forma cash would be $345.4 million and total pro forma long term debt (less current maturities) would be $997.9 million (assuming 100% tender) and $1,143.1 million (assuming a 95% tender).

Unaudited Pro Forma Condensed Consolidated Statements of Operations

    The Unaudited Pro Forma Condensed Consolidated Statements of Operations include adjustments necessary to give effect to the Out-of-Court Restructuring and the Splitrock Disposition as if the transactions had been consummated by January 1, 2000.

    The pro forma adjustments for the year ended December 31, 2000 and the nine months ended September 30, 2001 are summarized as follows:

  1.
  To eliminate the operations of Pubco sold as part of the Out-of-Court Restructuring.

  2.
  To eliminate all interest income on cash and cash equivalents held during each of the periods under the assumption that all interest income was originally derived from cash proceeds provided by the Notes.

  3.
  To reflect the elimination of interest expense not capitalized and amortization of deferred financing fees and discounts of the Notes. All pro forma interest for the periods ending December 31, 2000 and September 30, 2001 of $57.4 million and $55.6 million, respectively, related to remaining debt is assumed capitalized and does not result in a charge to earnings.

  4.
  To eliminate the extraordinary charge for the early retirement of debt.

  5.
  To eliminate the gain on exchange of Preferred Stock for the nine months ended September 30, 2001 that was generated by the Exchange of Series B and Series C Preferred Shares for Series D and Series E Preferred Shares.

  6.
  To reflect the elimination of preferred share dividends related to the preferred stock.

  7.
  Reflects a 5-to-1 reverse stock split and the issuance of new shares as described in the Proxy/Disclosure Statement.

  8.
  In the event that the Out-of-Court Restructuring is effected through the tender of 95% of the principal amount of Notes, the additional interest expense would be $14.3 million and $10.9 million for the periods ended December 31, 2000 and September 30, 2001, respectively, of which $7.7 million and $10.9 million may be capitalized.

  9.
  To eliminate the operations of Splitrock.

  10.
  Splitrock's interest expense of $9.4 million and $.2 million for the periods ending December 31, 2000 and September 30, 2001, respectively, would have been capitalized and the elimination does not result in a reduction of interest expense.

  11.
  To eliminate the portion of the restructure charge taken during September 2001 which specifically related to the write down of Splitrock's assets (including intangibles) which are currently being sold and associated goodwill.

  12.
  McLeodUSA borrowed an additional $250 million under its Credit Agreement subsequent to September 30, 2001. The additional pro forma interest from the borrowings would be $26.6 million and $15.3 million for the periods ended December 31, 2000 and September 30, 2001 respectively, of which $17.1 million and $15.3 million may be capitalized.

SELECTED FINANCIAL DATA

    The following selected consolidated financial and operating data should be read in conjunction with "Business," "Unaudited Historical and Pro Forma Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the Consolidated Financial Statements and related notes contained herein. The statement of operations and balance sheet data herein is derived from the audited financial statements of McLeodUSA.

Selected Consolidated Financial Data of McLeodUSA
(In millions, except per share data)

	For the Year Ended December 31,						For the Nine-month Period Ending September 30, 2001
	1996	1997	1998	1999	2000	Total Pro Forma 2000	Historical	Total Pro Forma
						(unaudited)	(unaudited)	(unaudited)
Operations Statement:
Revenue	$81.3	$267.9	$604.1	$908.8	$1,396.7	$1,040.5	$1,357.1	$1,070.2

Operating Expenses:
Cost of service (exclusive of depreciation expense shown separately below)	52.6	151.2	323.2	457.1	772.8	581.0	791.5	647.1
Selling, general and administrative	46.0	148.2	260.9	392.7	563.2	421.8	517.4	414.6
Depreciation and amortization	8.5	33.3	89.1	190.7	409.6	255.3	471.4	341.8
Restructuring and other	2.4	4.6	5.6	—	—	—	2,935.4	915.1

Total operating expenses	109.5	337.3	678.8	1,040.5	1,745.6	1,258.1	4,715.7	2,318.6

Operating loss	(28.2)	(69.4)	(74.7)	(131.7)	(348.9)	(217.6)	(3,358.6)	(1,248,4)
Interest income (expense), net	5.4	(12.0)	(52.2)	(94.2)	(103.6)	—	(171.1)	—
Other income (expense)	0.5	1.5	2.0	5.6	(0.4)	(0.1)	116.5	119.5
Income taxes	—	—	—	—	—	—	—	—

Net loss before extraordinary charge	(22.3)	(79.9)	(124.9)	(220.3)	(452.9)	(217.7)	(3,413.2)	(1,128.9)
Extraordinary charge for early extinguishment of debt	—	—	—	—	(24.4)	—	—	—

Net loss	(22.3)	(79.9)	(124.9)	(220.3)	(477.3)	(217.7)	(3,413.2)	(1,128.9)
Gain on exchange of Preferred Stock	—	—	—	—	—	—	851.2	—
Preferred stock dividends	—	—	—	(17.7)	(54.4)	—	(32.0)	—

Loss applicable to common shares	$(22.3)	$(79.9)	$(124.9)	$(238.0)	$(531.7)	$(217.7)	$(2,594.0)	$(1,128.9)

Net loss per common share:
Loss before extraordinary charge	$(0.09)	$(0.24)	$(0.33)	$(0.54)	$(0.91)	$(0.54)	$(4.20)	$(2.73)
Extraordinary charge	—	—	—	—	(0.04)	—	—	—

Loss per common share	$(0.09)	$(0.24)	$(0.33)	$(0.54)	$(0.95)	$(0.54)	$(4.20)	$(2.73)

Weighted average common shares outstanding	243.0	329.8	376.8	443.1	558.4	401.3	617.8	413.2

Selected Consolidated Financial Data of McLeodUSA

(In millions, except per share data)

	As of December 31,					As of September 30, 2001
	1996	1997	1998	1999	2000	Historical	Total Pro Forma
						(unaudited)	(unaudited)
Balance Sheet Data:
Current assets	$224.4	$517.9	$793.2	$1,569.5	$562.8	$467.2	$347.4
Working capital (deficit)	$186.0	$378.6	$613.2	$1,272.8	$(283.6)	$(225.5)	$(260.7)
Property and equipment, net	$92.1	$373.8	$629.7	$1,270.0	$3,019.1	$2,680.5	$2,572.9
Total assets	$453.0	$1,345.7	$1,925.2	$4,203.1	$7,365.6	$4,792.6	$4,188.0
Long-term debt	$2.6	$613.4	$1,245.2	$1,763.8	$2,732.2	$3,694.0	$747.9
Redeemable convertible preferred stock	$0	$0	$0	$1,000.0	$1,000.0	$147.0	$—
Stockholders' equity	$403.4	$559.4	$462.8	$1,108.5	$2,756.1	$226.4	$2,799.5
	For the Year Ended December 31,					For the Period Ending September 30, 2001
	1996	1997	1998	1999	2000	Historical
						(unaudited)
Other Financial Data:
Capital expenditures, property, plant and equipment	$79.8	$179.3	$290.0	$580.0	$1,239.4	$578.4
Business acquisitions	$93.9	$421.9	$49.7	$736.6	$2,350.0	$60.4

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

    Unless otherwise indicated, all dollar amounts in the following Management's Discussion and Analysis of Financial Condition and Results of Operations that exceed $1 million have been rounded to one decimal place and all dollar amounts less than $1 million have been rounded to the nearest thousand.

Overview

    McLeodUSA provides integrated communications services, including local services, primarily in 25 Midwest, Southwest, Northwest and Rocky Mountain states. McLeodUSA is a facilities-based telecommunications provider with, as of September 30, 2001, 393 Asynchronous Transfer Mode (ATM) switches, 58 voice switches, 437 collocations, 520 Digital Subscriber Line Access Multiplexers (DSLAMs), over 31,000 route miles of fiber optic cables and approximately 10,700 employees. The Class A common stock of McLeodUSA is traded on The Nasdaq Stock Market under the Symbol "MCLD."

    McLeodUSA derives most of its revenue from its core competitive communications business and related communications services, including:

  •
  local and long distance services;

  •
  dial-up and dedicated Internet access services;

  •
  high speed Internet access services, such as services delivered using digital subscriber lines (DSL) and cable modems;

  •
  bandwidth leasing and collocation services;

  •
  facilities and services dedicated for a particular customer's use; and

  •
  value-added services such as virtual private networks and web hosting.

    McLeodUSA derives additional communications services revenues from the following non-core, communications services:

  •
  telephone and computer sales, leasing, networking, service and installation; and

  •
  other communications services, including video, cellular, operator, payphone, mobile radio and paging services.

    McLeodUSA also derives revenue from the following services related to its core business:

  •
  sale of advertising in print and electronic telephone directories; and

  •
  traditional local telephone company services in east central Illinois and southeast South Dakota.

    The table set forth below summarizes our percentage of revenues from these sources:

	Year Ended December 31,			Quarter Ended September 30,
	2000	1999	1998	2001	2000
Communications services	74%	66%	62%	79%	76%
Telephone directory services	18	23	24	15	16
Local exchange services	6	9	11	5	6
Telemarketing services	2	2	3	1	2

	100%	100%	100%	100%	100%

    McLeodUSA's principal operating expenses consist of cost of service; selling, general and administrative expenses ("SG&A"); and depreciation and amortization. Cost of service primarily includes local and long distance services purchased from certain MegaBells and interexchange carriers, the cost of providing local exchange services in the independent local exchange service areas, the cost of fiber related to bandwidth leasing and the cost of printing and distributing telephone directories. SG&A consists of sales and marketing, customer service and administrative expenses, including the costs associated with operating McLeodUSA's communications network. Depreciation and amortization include depreciation of McLeodUSA's communications network and equipment; amortization of goodwill and other intangibles related to its acquisitions; and amortization over the life of the customer contract of one-time direct installation costs associated with transferring customers' local line service from the MegaBells to McLeodUSA's local telecommunications service.

    On September 28, 2001, McLeodUSA's Board of Directors approved a plan to revise its corporate strategy to focus primarily on providing voice and data services to small and medium size businesses and residential customers within McLeodUSA's 25-state footprint. As a result, McLeodUSA has abandoned its plans for a national network and will de-emphasize certain wholesale services. McLeodUSA's revised strategy is to focus company resources on its core competitive local exchange services. In connection with this revised corporate strategy McLeodUSA has decided to take the following actions:

  •
  Abandon the development of McLeodUSA's national network and place the associated assets for sale and, in addition, sell other non-core assets and excess inventory.

  •
  Reduce employment by approximately 15% and execute plans to consolidate certain existing facilities and eliminate certain others.

  •
  Reduce capital expenditure plans for 2002 from $400 million to $350 million, primarily focused on completing current construction work-in-process, augmenting existing capacity where needed, and new customer requirements.

  •
  Take charges of approximately $2.9 billion in the third quarter to reflect write-downs of goodwill and other long-lived assets, write off inventory and construction work-in-process for discontinued operations and establish a restructuring reserve for a reduction in force and facility consolidation.

  •
  Record charges to operating income of approximately $35 million in the third quarter associated with balance sheet adjustments to various accounts such as prepaid expenses, receivables and bad debt reserves.

    As part of the revised corporate strategy, McLeodUSA has also established five cross-functional business process teams to strengthen business processes and bring improvements to the operations of McLeodUSA. These teams are focused on sales efficiencies, provisioning and customer installation, billing and revenue assurance, cash management and business forecasting and planning.

    McLeodUSA has experienced operating losses since its inception as a result of efforts to build its customer base, develop and construct its communications network infrastructure, build its internal staffing, develop its systems and expand into new markets. While McLeodUSA will continue to focus on increasing its customer base and bringing its customer base onto its network, its focus will shift more towards improving its operating margins by grooming its network to deliver service in the most effective and efficient manner, as well as scaling back certain general and administrative functions. This approach could have a negative impact on McLeodUSA's revenue growth, but should better leverage its existing assets to produce more profitable revenues.

    McLeodUSA may be forced to change its strategy to respond to a changing competitive environment and McLeodUSA cannot assure you that it will be able to maintain its operating margin. McLeodUSA cannot assure you that through its revised strategy it will be able to achieve or sustain profitability or positive cash flows.

    McLeodUSA has generated net operating losses since its inception and, accordingly, has incurred no income tax expense. McLeodUSA has reduced the net deferred tax assets generated by these losses by a valuation allowance which offsets the net deferred tax asset due to the uncertainty of realizing the benefit of the tax loss carry forwards. McLeodUSA will reduce the valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will be realized.

Year Ended 2000 Compared with Year Ended 1999

    Total revenue increased from $908.8 million for the year ended December 31, 1999 to $1,396.7 million for the year ended December 31, 2000, representing an increase of $487.9 million or 54%. Revenue from the sale of communication services accounted for $433.2 million of this increase, including $102.3 million contributed by Splitrock, acquired on March 30, 2000, $8.2 million from the acquisition of CapRock on December 7, 2000 and $88.0 million contributed by the inclusion of Dakota Telecommunications Group, Inc. ("DTG"), Ovation Communications, Inc., and Access Communications Holdings, Inc. for an entire year in 2000. The remaining increase of $234.7 million is attributed to the internal growth of competitive lines in service and customer base, which increased by approximately 314,000 lines or 54% and 86,700 customers or 43%, respectively. Local exchange services increased by $10.5 million over 1999, including $1.5 million contributed by DTG. Directory revenues increased $40.7 million from 1999 to 2000 due mainly to revenues from several individually insignificant directories acquired in 2000. Telemarketing revenues in 2000 increased $3.5 million when compared to 1999.

    Cost of service increased from $457.1 million for 1999 to $772.8 million for 2000, representing an increase of $315.7 million or 69%. The increase in the cost of service was due primarily to the growth in McLeodUSA's communication services attributed to the increase in customers and lines in service. Cost of service includes local and long-distance services purchased from certain MegaBells and interexchange carriers, the cost of providing local exchange services to customers in ICTC's service area and the cost of operating McLeodUSA's fiber optic communications networks. The remaining increase is due to the acquisitions of Splitrock and CapRock, which contributed $103.0 million and $8.9 million, respectively, to the increase. Cost of service as a percentage of revenues increased from 50% for 1999 to 55% for 2000. This increase is the result of the cost of service for Splitrock and CapRock, as a percentage of their revenues from the date of acquisition through year end, totaling 101%. McLeodUSA's cost of sales after taking out Splitrock and CapRock remained fairly consistent with 1999 at 51%.

    SG&A increased from $392.7 million for the year ended December 31, 1999 to $563.2 million for the year ended December 31, 2000, an increase of $170.5 million or 43%. The acquisitions of Ovation, DTG and Access in 1999 and Splitrock and CapRock in 2000 contributed $53.4 million to the increase. McLeodUSA's full-time equivalent employee base increased from approximately 8,100 to 9,500 or 17%

excluding Splitrock and CapRock. As a percentage of total revenues, SG&A expenses decreased from 43% in 1999 to 40% in 2000. Sales and marketing and customer support increased $85.6 million, including $4.2 million contributed by Splitrock and CapRock, due to an increase in sales volume and customer base. General and administrative expenses increased $84.9 million, including $19.3 million contributed by Splitrock and CapRock. The increase in general and administrative expenses is attributed to the additional costs to support our growth.

    Depreciation and amortization expenses increased from $190.7 million for the year ended December 31, 1999 to $409.6 million for the year ended December 31, 2000, representing an increase of $218.9 million or 115%. This increase consisted of $121.9 million related to the acquisition of Splitrock, $12.2 million related to the acquisition of Ovation, DTG and Access in 1999 and $84.8 million due primarily to the growth of McLeodUSA's communications network.

    Interest income increased from $42.6 million for the year ended December 31, 1999, to $47.8 million in 2000. This increase resulted from a higher average investment balance during 2000.

    Gross interest incurred increased from $159.9 million for the year ended December 31, 1999 to $216.6 million in 2000. This increase was primarily a result of an increase of $34.2 million related to the senior secured credit facility, $10.7 related to the debt assumed in the acquisitions of Splitrock and CapRock, $5.9 million for the inclusion of an additional month and a half of interest related to the 8 1/8% senior notes and a $4.2 million increase in the accretion of interest on our 10 1/2% senior discount notes. Interest expense of approximately $65.2 million and $23.1 million was capitalized as part of McLeodUSA's construction of fiber optic communications network during 2000 and 1999, respectively.

    Net loss applicable to common shares increased from $238.0 million for the year ended December 31, 1999 to $531.7 million for the year ended December 31, 2000, an increase of $293.7 million. This increase resulted primarily from the following five factors: (1) the expansion of McLeodUSA's local and long distance services, which requires significant expenditures, a substantial portion of which is incurred before the realization of revenues; (2) the increased depreciation expense related to the construction and expansion of our communications networks and amortization of intangibles related to acquisitions; (3) net interest expense on indebtedness to fund market expansion, network development and acquisitions; (4) dividends on preferred stock issued and (5) an extraordinary charge on the extinguishment of debt.

Year Ended 1999 Compared with Year Ended 1998

    Total revenue increased from $604.1 million for the year ended December 31, 1998 to $908.8 million for the year ended December 31, 1999, representing an increase of $304.7 million or 50%. The increase was due to the acquisitions completed in 1999 and 1998 as well as the increase in local and long distance customers. Revenue from the sale of competitive telecommunications services accounted for $230.5 million of this increase, including $119.4 million contributed by Dakota Telecommunications Group, Inc., Ovation Communications, Inc., and Access Communications Holdings, Inc. which were acquired on March 5, 1999, March 31, 1999 and August 13, 1999, respectively. Local exchange services increased by $10.6 million over 1998, including $7.5 million contributed by DTG. Directory revenues increased $64.3 million from 1998 to 1999 due mainly to revenues from new directories acquired in 1999. Telemarketing revenues in 1999 decreased $0.7 million when compared to 1998.

    Cost of service increased from $323.2 million for 1998 to $457.1 million for 1999, representing an increase of $133.9 million or 41%. This increase in cost of service was due primarily to the growth in our local and long distance communications services and to the acquisitions of DTG, Ovation and Access, which contributed an aggregate of $56.4 million to the increase. Cost of service as a percentage of revenue decreased from 54% for 1998 to 50% for 1999, as a result of these acquisitions and as a result of reductions in the cost of providing local and long distance services as a percentage of local and long distance communications revenue, which decreased from 75% in 1998 to 65% in 1999. This decrease was primarily due to the realization of benefits associated with new wholesale line cost rate agreements with the MegaBells and reduced long distance costs resulting from migration of over 84% of customer long distance traffic to our fiber optic communications network.

    SG&A increased from $260.9 million for the year ended December 31, 1998 to $392.7 million for the year ended December 31, 1999, an increase of $131.8 million or 51%. The acquisitions of Talking Directories Inc. and Info America Phone Books, Inc. (collectively, "Talking Directories"), DTG, Ovation and Access contributed an aggregate of $82.6 million to the increase. Also contributing to this increase were increased costs of $49.2 million primarily related to expansion of selling, customer support and administration activities to support our growth.

    Depreciation and amortization expenses increased from $89.1 million for the year ended December 31, 1998 to $190.7 million for the year ended December 31, 1999, representing an increase of $101.6 million or 114%. This increase consisted of $55.9 million related to the acquisitions of Talking Directories, DTG, Ovation and Access; and $45.7 million due primarily to the growth of McLeodUSA's communications network.

    Other operating expenses in 1998 represented the amortization of capitalized costs associated with Consolidated Communications Directories in progress at the time McLeodUSA acquired CCI in 1997. This amortization did not exist in 1999.

    Interest income increased from $26.0 million for the year ended December 31, 1998, to $42.6 million in 1999. This increase resulted from a higher average investment balance during 1999 as a result of our 8 1/8% senior notes offering in February 1999 and from McLeodUSA's preferred stock issuances in August and September 1999.

    Gross interest incurred increased from $88.9 million for the year ended December 31, 1998 to $159.9 million in 1999. This increase was primarily a result of an increase in the accretion of interest on McLeodUSA's 10 1/2% senior discount notes of $3.8 million and an increase of interest of $63.7 million as the result of the issuance of McLeodUSA's 9 1/4% senior notes, 8 3/8% senior notes, 9 1/2% senior notes and 8 1/8% senior notes. Interest expense of approximately $23.1 million and $8.1 million was capitalized as part of McLeodUSA's construction of fiber optic communications network during 1999 and 1998, respectively. In addition, interest expense of approximately $2.6 million was capitalized as part of its operating facilities building construction and McLeodUSA's software development in 1998, with no corresponding amount in 1999.

    Net loss applicable to common shares increased from $124.9 million for the year ended December 31, 1998 to $238.0 million for the year ended December 31, 1999, an increase of $113.1 million. This increase resulted primarily from the following three factors: the expansion of McLeodUSA's local and long distance services, which requires significant expenditures, a substantial portion of which is incurred before the realization of revenues; the increased depreciation expense related to the construction and expansion of McLeodUSA's communications networks and amortization of intangibles related to acquisitions; and net interest expense on indebtedness to fund market expansion, network development and acquisitions.

Three Months Ended September 30, 2001 Compared with Three Months Ended September 30, 2000

    McLeodUSA's total revenue grew $83.9 million or 23% in the quarter ended September 30, 2001. Communications services revenues accounted for $76.5 million of this increase, primarily comprised of increases in retail and wholesale revenues of $33.3 million and $35.2 million, respectively. The increase in retail revenues is driven by a 34% increase in its customer base from September 30, 2000 to September 30, 2001, excluding the customers added through the acquisition of CapRock Communications Corp. ("CapRock"). The increase to wholesale is largely due to the inclusion of CapRock wholesale fiber revenues in 2001. CapRock was not acquired until the fourth quarter of 2000.

    Cost of service increased from $204.2 million for the three months ended September 30, 2000, to $271.4 million for the three months ended September 30, 2001, representing an increase of $67.2 million or 33%. Cost of service primarily includes local and long distance services purchased from certain MegaBells and interexchange carriers, the cost of providing local exchange services in the independent local exchange service areas, the cost of fiber related to bandwidth leasing, and the cost of printing and distributing telephone directories. Excluding McLeodUSA's wholesale dial-up internet business, identified as a non-core asset to be sold, its margins have dropped to 42%, from 44% during the quarter ended September 30, 2000, resulting from a decline in both long distance and access rates from the prior year.

    SG&A increased from $147.3 million for the three months ended September 30, 2000 to $187.4 million for the three months ended September 30, 2001, an increase of $40.1 million or 27%. The increase was driven by bad debt expense of $26.4 million in the third quarter of 2001 versus $5.2 million in bad debt expense for the three months ended September 30, 2000 and is attributed to the acquisition of CapRock and the impact of the slowing economy. The remaining increase in SG&A is primarily due to the cost of additional resources to grow and support McLeodUSA's customer base. Excluding the incremental bad debt expense in the quarter ended September 30, 2001 of $21.2 million, McLeodUSA's SG&A has decreased as a percentage of revenues to 37% from 40% when comparing the third quarter of 2001 to the third quarter of 2000, and is due largely to reductions in personnel and elimination of duplicate facilities during the second and third quarters of 2001.

    Depreciation and amortization expenses increased from $113.6 million for the three months ended September 30, 2000 to $167.2 million for the three months ended September 30, 2001. The increase is attributed to a higher depreciable asset base as a result of increased assets placed in service.

    During the second quarter of 2001, McLeodUSA instituted a plan to reduce costs and focus operations on its core 25-state footprint. In conjunction with this plan, McLeodUSA recorded a $28.2 million charge for the reduction of its workforce by approximately 900 employees and the termination of leases associated with the abandonment of office and equipment space. During the third quarter of 2001, McLeodUSA decided on a comprehensive restructuring of its business. Under this restructuring McLeodUSA decided to (1) abandon its plans for a national network and place the associated assets for sale; (2) sell other non-core and non-operating assets; (3) further reduce the workforce by approximately 1,500 employees and (4) consolidate and eliminate certain existing duplicative facilities.

    The third quarter restructuring resulted in a $2.9 billion charge to write down goodwill and other long-lived assets associated with the national network, other non-core assets and construction work-in-progress ($2.7 billion), provide for involuntary employee separations ($11.5 million), provide for facilities consolidations ($127.9 million) and other contractual commitments related to national network and software development projects ($60.9 million).

    McLeodUSA also recorded a charge to operating income of approximately $35 million in the third quarter associated with balance sheet adjustments to various accounts such as prepaid expenses, receivables and bad debt reserves.

    Included in the write down is approximately $2.1 billion in goodwill and other intangible assets which originated from numerous acquisitions, most notably Splitrock. In addition, McLeodUSA reduced long-lived assets and construction work-in-progress associated with Splitrock by approximately $260 million to appropriately mark those assets to fair value. As a result of abandoning McLeodUSA's plans for a national network, McLeodUSA has decided to offer for sale certain assets acquired in the Splitrock transaction and other businesses which are no longer considered core strategic businesses.

    In addition to the operating assets above, McLeodUSA has reduced other long-lived assets and construction work-in-progress by $313.0 million to reflect the net realizable value of certain non-core assets which McLeodUSA plans to actively market and sell over the next twelve months. These assets represented aproximately $8 million and $25 million of depreciation for the three and nine months periods ended September 30, 2001, and approximately $30 million of depreciation for the year ended December 31, 2000.

    The following table shows the charges, uses and remaining liability by segment for the nine months ended September 30, 2001 (in millions):

Communications Services	Second quarter charges	Third quarter charges	Reductions through September 30, 2001	Remaining Liability
Goodwill and other intangible assets	$—	$2,123.8	$2,123.8	$—
Long-lived assets and construction work-in-progress	—	573.1	573.1	—
Employee separations	9.6	10.1	7.6	12.1
Facility closure costs	7.4	127.9	39.3	96.0
Other contractual commitments	—	60.9	—	60.9

Total	$17.0	$2,895.8	$2,743.8	$169.0

Other	Second quarter charges	Third quarter charges	Reductions through September 30, 2001	Remaining Liability
Employee separations	3.2	1.4	2.1	2.5
Facility closure costs	8.0	—	0.4	7.6

Total	$11.2	$1.4	$2.5	$10.1

    The facilities closure costs above relate to both leased and owned facilities and include space which houses both equipment and personnel. McLeodUSA will terminate numerous technical facility leases (those facilities which house telecommunications equipment) and will consolidate 11 facilities which house personnel into 3 remaining locations.

    Interest income decreased from $12.2 million for the three month period ended September 30, 2000, to $0.8 million for the same period in 2001 as a result of a lower average investment balance.

    Gross interest expense increased from $59.6 million for the third quarter of 2000 to $90.8 million for the third quarter of 2001. The incremental $31.2 million of interest incurred relates to the additional draw of $175 million on McLeodUSA's Credit Agreement in July 2001, its 12% Notes, 11 1/2% Notes, and 11 3/8% Notes, all outstanding for the entire quarter in 2001, partially offset by lower floating interest rates on the Tranche B term facility borrowing under the Credit Agreement. Interest expense of approximately $24.6 million and $18.9 million was capitalized as part of McLeodUSA's construction of fiber optic network during the third quarter of 2001 and 2000, respectively.

    Other income increased to $39.7 million from a loss of $0.7 million for the three months ended September 30, 2000 resulting from the gain on the sale of certain assets, primarily McLeodUSA's remaining PCS licenses and available-for-sale equity investments.

    Net loss applicable to common shares increased from $165.8 million for the three months ended September 30, 2000 to $2,262.0 million for the three months ended September 30, 2001, an increase of $2,096.2 million. This increase resulted primarily from the following factors: (1) the restructuring and asset impairment charges totaling $2,907.2 million; (2) the expansion of McLeodUSA's local and long distance services, which requires significant expenditures, a substantial portion of which is incurred before the realization of revenues; (3) the increased depreciation expense related to the construction and expansion of McLeodUSA's communications networks; and (4) net interest expense on indebtedness to fund market expansion and network development. These items were partially offset by the gain on the preferred stock exchange discussed in Note 8 to the September 30, 2001 financial statements.

Nine Months Ended September 30, 2001 Compared with Nine Months Ended September 30, 2000

    Revenues increased by $370.4 million or 38% to $1,357.1 million during the nine months ended September 30, 2001. The increase in revenues is attributed to the growth in McLeodUSA's customer base, which has grown by 34% from September 30, 2000 excluding CapRock, as well as additional wholesale revenues associated with McLeodUSA's acquisition of CapRock. Directory revenues increased by $35.7 million to $221.0 million primarily through acquisitions.

    Cost of service increased by $242.9 million to $791.5 million for the period ending September 30, 2001. Gross margins have declined from 44% during 2000 to 42% in 2001. The deterioration in margins is principally driven by lower long distance and access rates.

    SG&A increased $113.5 million or 28% for the nine months ended September 30, 2001. The increase was driven by the incremental bad debt expense during the third quarter 2001, primarily as a result of the acquisition of CapRock and general market conditions. Excluding the third quarter 2001 incremental bad debt expense, SG&A decreased as a percentage of revenues from 41% to 37%, and is largely due to reductions in personnel and elimination of duplicative facilities during the second and third quarters of 2001. The remaining increase in SG&A is principally due to the cost of additional resources to grow and support McLeodUSA's customer base.

    Depreciation and amortization expenses increased from $276.8 million for the nine months ended September 30, 2000 to $471.4 million for the nine months ended September 30, 2001, representing an increase of $194.6 million. The increase is attributed to a higher depreciable asset base as a result of continued infrastructure investment and increased assets placed in service.

    Interest income decreased to $9.7 million for the period ended September 30, 2001, from $43.1 million for the same period in 2000. This decrease resulted from a lower average investment balance during 2001.

    Gross interest expense increased from $156.1 million for the first nine months of 2000 to $269.9 million for the first nine months of 2001. This rise in gross interest expense is the result of increased borrowings primarily to finance capital expenditures for the expansion and installation of McLeodUSA's fiber optic communications network. McLeodUSA's total debt increased by $1.3 billion through the issuance of its 12%, 11 1/2%, and 11 3/8% Notes totaling $1.1 billion and the draw of $175 million on McLeodUSA's Credit Agreement. Interest expense of approximately $89.0 million and $42.5 million was capitalized as part of McLeodUSA's construction of fiber optic network during the first nine months of 2001 and 2000, respectively.

    Net loss applicable to common shares increased from $377.2 million in the first nine months of 2000 to $2,594.0 million during in the first nine months of 2001, an increase of $2,216.8 million. This increase resulted primarily from the following factors: (1) the restructuring and asset impairment charges totaling $2,935.4 million; (2) the expansion of McLeodUSA's local and long distance services, which requires significant expenditures, a substantial portion of which is incurred before the realization of revenues; (3) the increased depreciation expense related to the construction and expansion of McLeodUSA's communications networks; and (4) net interest expense on indebtedness to fund market expansion and network development. These items were partially offset by the gain on preferred stock exchange discussed in Note 8 to the September 30, 2001 financial statements.

Liquidity and Capital Resources

    Cash used in operating activities was $395.7 million for the nine months ended September 30, 2001. Cash was used to fund the incremental interest expense of $67.2 million caused by McLeodUSA's higher outstanding debt balance during 2001. Cash was also used to fund the decrease in accounts payable and accrued liabilities primarily to pay CapRock liabilities assumed in the acquisition.

    Cash used in investing activities during 2001 totaled $458.9 million, compared to $267.2 million in the first nine months of 2000. Capital expenditures, totaling $578.4 million in 2001, continue to be McLeodUSA's primary use of capital resources to fund the expansion of its communications networks. McLeodUSA expects to significantly reduce its capital expenditures in 2002 due to its focus on market growth within McLeodUSA's 25-state footprint. This usage for capital expenditures was partially offset by proceeds of $125.6 million from the sale of McLeodUSA's PCS licenses and $136.6 million from the sale of other assets and equity securities.

    Cash provided by financing activities totaled $902.3 million in 2001, compared to $265.9 million provided in the nine months ended September 30, 2000. The net cash proceeds from the increases in McLeodUSA's total debt from December 31, 2000 was primarily due to the issuance of its $750 million 11 3/8% Notes and the draw of $175 million on McLeodUSA's Credit Agreement. Other net proceeds included $34.7 million from the issuance of common stock offset by payments on long-term debt and payments of preferred stock dividends of $15.4 million and $26.3 million in 2001 and 2000, respectively.

    As of September 30, 2001, McLeodUSA's total debt was $3.7 billion, an increase of approximately $950 million from December 31, 2000. At September 30, 2001, McLeodUSA had available cash, cash equivalents and short-term investments of $67.1 million and $550 million available under McLeodUSA's Credit Agreement. In October 2001, McLeodUSA borrowed an additional $200 million under the Credit Agreement, leaving an undrawn committed balance of approximately $342 million.

    In connection with the Third Amendment, McLeodUSA has agreed to limit its borrowings to $50 million until the earliest of (1) the date of any bankruptcy proceeding in which McLeodUSA is the debtor, (2) consummation of the restructuring and (3) the date McLeodUSA determines not to proceed with the restructuring. If the restructuring is accomplished out-of-court the commitments under the Credit Agreement will be permanently reduced by $140 million upon consummation of the restructuring, leaving McLeodUSA with approximately $150 million of undrawn availability under its Credit Agreement. If the restructuring is effectuated in-court, McLeodUSA expects to obtain a $50 million debtor-in-possession facility to provide additional liquidity during the pendency of a bankruptcy case. In addition, McLeodUSA expects to obtain a new $160 million revolving credit facility upon consummation of an In-Court Restructuring. While McLeodUSA has not yet obtained firm commitments for such facilities, it expects to obtain such commitments prior to filing any case under Chapter 11 of the Bankruptcy Code. Regardless of whether the restructuring is accomplished out-of-court or through a court approved plan of reorganization, McLeodUSA believes it would have sufficient liquidity from its remaining available borrowings under the revolving credit agreement if it is able to achieve the projections and dispose of assets at the times and in the amounts projected. On December 4, 2001 McLeodUSA borrowed $50 million under its Credit Agreement and consequently may not make further borrowings under its Credit Agreement while it is pursuing the restructuring without the consent of its lenders.

    McLeodUSA's ability to meet any additional capital needs by issuing additional debt securities or borrowing funds from one or more lenders although borrowings are limited by the terms of the Third

Amendment. However, subject to limitations contained in the Credit Agreement, McLeodUSA may take advantage of vendor financing arrangements available on terms that allow rates of return comparable to current capital projects and otherwise favorable to McLeodUSA. McLeodUSA cannot give any assurance that it will have timely access to additional debt or equity sources on acceptable terms.

    Failure to generate or raise sufficient funds may require McLeodUSA to delay or abandon some of McLeodUSA's expansion plans or expenditures, which could have a material adverse effect on McLeodUSA's business, results of operations or financial condition. See "Risk Factors—Failure to Raise Necessary Capital Could Restrict the Ability of McLeodUSA to Develop Its Network and Services and Engage in Strategic Acquisitions."

    Pursuant to an Exchange Agreement, dated September 30, 2001, (the "Exchange Agreement") McLeodUSA and the holders of the Series B and C preferred stock executed a one-for-one exchange of all 275,000 shares of Series B preferred stock and all 125,000 shares of Series C preferred stock (collectively referred to as the "Original Redeemable Preferred Shares") for 275,000 shares of Series D preferred stock and 125,000 shares of Series E preferred stock (collectively referred to as the "Series D and E Preferred Shares") in a non-cash transaction. As stated above, Forstmann Little affiliates own 100% of the Series D and E Preferred Shares. The provisions of the Series D and E Preferred Shares essentially mirror those of the Original Redeemable Preferred Shares except no dividends (other than the common equivalent dividend as provided for in the Original Redeemable Preferred Shares) will be paid on the Series D and E Preferred Shares and the Series D and E Preferred Shares shall be convertible into the shares of McLeodUSA's Class A common stock at a rate of (a) the liquidation preference of $2,500 per share divided by (b) $6.10 (unless subsequently adjusted). The Series D and E Preferred Shares rank on a parity with McLeodUSA's 6.75% Series A Cumulative Convertible Preferred Stock, par value $.01 per share (the "Series A preferred stock"), with respect to dividend rights and rights on liquidation.

    The exchange of the Original Redeemable Preferred Shares for the Series D and E Preferred Shares was based on the fair value of those securities at the date of the Exchange Agreement. For financial accounting purposes, the carrying value of the Original Redeemable Preferred Shares ($1.0 billion) over the fair value of the Series D and E Preferred Shares ($147.0 million) was recorded as a gain on preferred stock exchange, net of transaction costs, and has reduced McLeodUSA's reported net loss to arrive at net loss available to common stockholders for the period ended September 30, 2001. The Series D and E Preferred Shares are redeemable on a proportionally equal basis, in whole or in part, by the holders within 180 days following September 15, 2009. McLeodUSA can declare mandatory conversion after September 15, 2006 if the 60 day average market price of the Class A common stock exceeds the conversion price by at least 1%. The Series D and E Preferred Shares will accrete for book purposes to its liquidation value of $1 billion by September 15, 2009, using the effective interest method, which will reduce prospective earning available to common stockholders.

    McLeodUSA elected not to declare the quarterly stock dividend on its Series A preferred stock that otherwise would have been payable on November 15, 2001. The dividend is payable in cash or in shares of McLeodUSA Class A common stock at a rate of $4.21875 per share of Series A preferred stock owned. The dividend will continue to accumulate at the rate of 6.75% annually. As of September 30, 2001, cumulative unpaid dividends totaled approximately $2.4 million.

    As of December 3, 2001 based on McLeodUSA's business plan, capital requirements and growth projections as of that date, McLeodUSA estimates that it will spend no more than $475 million from September 30, 2001 through the end of 2002 on its planned capital expenditures. McLeodUSA's estimated aggregate capital expenditures include the projected costs of completing current construction work-in-progress, augmenting existing capacity and meeting new customer requirements.

    McLeodUSA expects to have funds available for these needs from various sources, including existing cash balances, the existing McLeodUSA lines of credit, prospective sales of selected non-core assets and cash flow from future operations.

    If the Restructuring is completed, McLeodUSA's estimate of future capital requirements is a forward-looking statement within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The actual amount and timing of McLeodUSA's future capital requirements may differ substantially from the estimate due to factors such as:

  •
  strategic acquisition costs and effects of acquisitions on McLeodUSA's business plan, capital requirements and growth projections;

  •
  unforeseen delays;

  •
  cost overruns;

  •
  engineering design changes;

  •
  changes in demand for McLeodUSA's services;

  •
  regulatory, technological or competitive developments;

  •
  new opportunities;

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  timely and satisfactory sale of non-core assets; and

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  implementation of the restructuring.

    McLeodUSA also requires substantial funds for general corporate and other expenses and may require additional funds for working capital fluctuations.

Market Risk

    At September 30, 2001, McLeodUSA recorded the marketable equity securities that it holds at a fair value of $3.6 million. These securities have exposure to price risk. A hypothetical ten percent adverse change in quoted market prices would amount to a decrease in the recorded value of investments of approximately $0.4 million. McLeodUSA believes its exposure to market price fluctuations on all other investments is nominal due to the short-term nature of its investment portfolio. Substantially all of its long-term debt obligations are fixed rate obligations which do not expose McLeodUSA to material future earnings or cash flow exposure from changes in interest rates. McLeodUSA's fixed rate debt trades at a significant discount to its face amount due in part to the volatility of the financial markets relating to the telecommunications industry. Under these circumstances, it is difficult to analyze the effect that a change in interest rates would have on the fair value of McLeodUSA's fixed rate debt. Because of the significant discounting of McLeodUSA's fixed rate debt, for reasons unrelated to interest rates, McLeodUSA does not believe that a hypothetical change of one percentage point in average interest rates would have a material effect on the fair value of McLeodUSA's fixed rate debt. McLeodUSA has variable rate debt of $575 million under the Tranche B term facility and $175 million under the Tranche A term facility of its bank credit agreement outstanding at September 30, 2001. If market interest rates average 1% more in subsequent quarters than the rates during the quarter ended September 30, 2001, quarterly interest expense would increase by $1.9 million. This amount was determined by calculating the effect of the hypothetical interest rate increase on McLeodUSA's variable rate debt for the quarter and does not assume changes in McLeodUSA's financial structure. McLeodUSA borrowed an additional $250 million under its Credit Agreement subsequent to September 30, 2001.

Effects of New Accounting Standards

    Accounting for Business Combinations

    In July 2001, the FASB issued SFAS No. 141, "Accounting for Business Combinations," effective for all business combinations initiated and made after June 30, 2001. SFAS 141 requires all business combinations be accounted for under the purchase method and establishes additional reporting requirements for business combinations. McLeodUSA currently accounts for all business combinations under the purchase method and does not expect adoption of this statement to have an effect on McLeodUSA's operations.

    Accounting for Goodwill and Other Intangible Assets

    In July 2001, the FASB issued SFAS No. 142, "Accounting for Goodwill and Other Intangible Assets," effective for fiscal years beginning after December 15, 2001. Early implementation is not allowed. SFAS 142 requires the use of a non-amortization approach to account for purchased goodwill and for separately recognized (non-goodwill) intangible assets that have an indefinite useful life. Under this approach, goodwill and intangibles with indefinite lives will not be amortized, but will be periodically reviewed for impairment and expensed against earnings only in periods in which the recorded value exceeds the fair value. McLeodUSA has not yet quantified the impacts of adopting this statement, but it could result in a significant reduction in goodwill and intangibles, changes to amortization expense and the classification and recording of intangibles currently on the books, as well as any future acquisitions.

    Accounting for Asset Retirement Obligations

    In July 2001 the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." The statement requires entities to record the fair value of a liability for an asset retirement obligation in the period in which the legal or contractual removal obligation is incurred. The statement is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged. McLeodUSA is currently evaluating the impact that the statement will have on its financial position and the results of operations.

    Accounting for the Impairment or Disposal of Long-Lived Assets

    SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" was issued in October, 2001. The statement covers a variety of implementation issues inherent in SFAS No. 121, unifies the framework used in accounting for assets to be disposed of and discontinued operations, and broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. McLeodUSA is currently evaluating the impact that the statement will have on its financial position and the results of operations.

Inflation

    McLeodUSA does not believe that inflation has had a significant impact on McLeodUSA's consolidated operations.

PROJECTIONS OF CERTAIN FINANCIAL DATA
FOR IN-COURT RESTRUCTURING

    In connection with a possible In-Court Restructuring, McLeodUSA's management analyzed the ability of McLeodUSA to meet its obligations upon consummation of such restructuring with sufficient liquidity and capital resources to conduct its businesses. McLeodUSA's management also has developed McLeodUSA's business plan and prepared certain projections of McLeodUSA's operating profit, free cash flow and certain other items for the fiscal years 2002 through 2005 (the "Projection Period"). Such projections summarized below are based upon assumptions and have been adjusted to reflect the terms of a possible In-Court Restructuring, including the bankruptcy plan, certain subsequent events and additional assumptions, including those set forth below (as adjusted, the "Projections").

    MCLEODUSA DOES NOT, AS A MATTER OF COURSE, PUBLISH ITS BUSINESS PLANS, BUDGETS OR STRATEGIES OR MAKE EXTERNAL PROJECTIONS OR FORECASTS OF ITS ANTICIPATED FINANCIAL POSITIONS OR RESULTS OF OPERATIONS. ACCORDINGLY, MCLEODUSA DOES NOT ANTICIPATE THAT IT WILL, AND DISCLAIMS ANY OBLIGATION TO, FURNISH UPDATED BUSINESS PLANS, BUDGETS OR PROJECTIONS TO STOCKHOLDERS PRIOR TO THE EFFECTIVE DATE OF ANY IN-COURT RESTRUCTURING OR TO INCLUDE SUCH INFORMATION IN DOCUMENTS REQUIRED TO BE FILED WITH THE SEC OR OTHERWISE MAKE SUCH INFORMATION PUBLICLY AVAILABLE.

    The following forecast was not prepared with a view toward compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forecasts. Arthur Andersen LLP, the independent auditors of McLeodUSA, have not examined, compiled or otherwise applied procedures to the forecast and, consequently, do not express an opinion or any other form of assurance with respect to the forecast. McLeodUSA believes, however, that the forecast data is measured on a basis consistent with generally accepted accounting principles ("GAAP") as applied to McLeodUSA's historical financial statements.

    The Projections should be read in conjunction with the assumptions, qualifications and explanations set forth herein and the "Business," "Unaudited Historical and Pro Forma Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operation" and the Consolidated Financial Statements (including the notes and schedules thereto) included in this Proxy/Disclosure Statement.

Principal Assumptions for the Projections

    The Projections are based on, and assume the successful implementation of, McLeodUSA's business plan and the restructuring. Both the business plan and the Projections reflect numerous assumptions, including various assumptions regarding the anticipated future performance of McLeodUSA, industry performance, general business and economic conditions and other matters, most of which are beyond the control of McLeodUSA. In addition, the assumptions take into account the uncertainty and disruption of business that accompany an In-Court Restructuring. Therefore, although the Projections are necessarily presented with numerical specificity, the actual results achieved during the Projection Period will vary from the projected results. These variations may be material. Accordingly, no representation can be or is being made with respect to the accuracy of the Projections or the ability of McLeodUSA or reorganized McLeodUSA to achieve the projected results of operations. See "Risk Factors."

    Although McLeodUSA believes that the assumptions underlying the Projections, when considered on an overall basis, are reasonable in light of current circumstances, no assurance can be or is given that the Projections will be realized. In deciding whether to vote to accept or reject the bankruptcy plan, Stockholders must make their own determinations as to the reasonableness of such assumptions and the reliability of the Projections. See "Risk Factors." Moreover, the Projections were prepared solely in connection with a possible In-Court Restructuring. The assumptions underlying the expected future results of operations in an In-Court Restructuring may not necessarily apply in an Out-of-Court Restructuring.

    Additional information relating to the principal assumptions used in preparing the Projections is set forth below:

    General Economic Conditions:  The Projections take into account the current difficult economic environment which is negatively impacting the demand for communications services. The Projections assume that the general weakness in economic activity will continue to affect McLeodUSA's near term financial performance. Thereafter a return to a more favorable economic climate is expected, which will increase demand for retail and wholesale communications services.

    Other General Assumptions:  An In-Court Restructuring will also negatively impact McLeodUSA's near term performance by increasing customer uncertainty and by distracting management away from the day-to-day operation of the business to focus on taking the actions necessary to promote the long term stability of the enterprise. In addition, the divestitures contemplated by the operational restructuring will require a significant amount of management's time and attention. In connection with the operational restructuring process, the Projections contemplate the divestiture of a number of non-core businesses and assets. The associated revenue, costs, working capital and other assets and liabilities are excluded from the consolidated results at the time such divestitures are assumed to occur. The asset divestitures are projected to be a significant source of liquidity for McLeodUSA during the Projection Period. By the third quarter of 2003, McLeodUSA management expects to generate more than $250 million in cash proceeds from divestitures of non-core assets, not including the Pubco and ICTC divestitures.

    Revenues:  Revenue figures are an aggregation of revenues from the four lines of business within McLeodUSA: (1) communications services; (2) local exchange services; (3) directory; and (4) other. In connection with the restructuring, Pubco will be sold, along with certain assets in each of the other four lines of business. The Projections also assume the sale of ICTC and DTG, both within 14 months of the completion of the restructuring. As a result of lost sales from these businesses, overall sales will decline through 2003. Sales in McLeodUSA's core retail and wholesale businesses are projected to increase, however, as a result of the growth in customers and new communications access lines and increased usage of the Company's data products.

    Cost of Service:  Cost of service includes local and long distance services purchased from MegaBells and interexchange carriers, the cost of providing local exchange services to customers in the independent local exchange service areas, and the cost of operating McLeodUSA's own fiber optic communications networks. The cost of service will decline primarily as a result of the business units divested. In the remaining business units, the cost of service declines will also be driven by significant changes in the residential and business platform distributions. Specifically, there is projected to be a significant decline in resale business as a percent of total revenues, which will be replaced by the growth in on-switch business as a percent of total revenues. Providing service utilizing an on-switch platform generally is a lower cost alternative to resale.

    Selling, General and Administrative Expense:  Selling, general and administrative (SG&A) consists of sales, marketing, customer service and administrative expenses, including the costs associated with operating McLeodUSA's communications network. SG&A is projected to decline substantially as a percent of revenues due to a number of initiatives designed to reduce costs and re-focus McLeodUSA's operations on its 25-state footprint. These include a reduction in the workforce announced in the second and fourth quarters of 2001; sales force initiatives undertaken in the third and fourth quarters of 2001 which eliminated lower productivity sales representatives and sales support costs; and a near-term decline in sales commission, order management costs and network provisioning costs driven by a decrease in the rate of addition of new communications access lines. However, these declines will be partially offset by the cost of a customer retention program during an In-Court Restructuring.

    Interest Expense:  The Projections reflect the amended terms of the Credit Agreement that will be effective upon consummation of the restructuring and the elimination of all note interest as a result of the restructuring.

    Income Taxes:  The projections reflect that McLeodUSA is not anticipated to generate positive pretax income and therefore no income tax expense is reflected during the Projection Period.

    Capital Expenditures:  Capital expenditures are lower as a percent of revenue than historical levels principally due to the completion in 2000 and 2001 of the majority of the McLeodUSA's facilities based infrastructure investments.

    Working Capital:  Trade receivables, inventory, and accounts payable levels are projected according to historical relationships with respect to purchase and sales volumes.

    Fresh-Start Reporting:  The American Institute of Certified Public Accountants has issued a Statement of Position on Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (the "Reorganization SOP"). Because of the possibility that McLeodUSA may commence a proceeding under Chapter 11, the Projections have been prepared generally in accordance with the "fresh-start" reporting principles set forth in the Reorganization SOP, giving effect thereto as of March 31, 2002. The principal effects of the application of these fresh-start principles are summarized below:

      For purposes of the Projections, it has been assumed the leveraged net equity balance as of the effective date of the plan of reorganization is $1.15 billion. The projections also assume that after giving effect to certain eliminations in connection with the reorganization, the fair value of reorganized McLeodUSA's fixed assets and other non-current assets will be equal to the projected net book value of such assets as of the effective date, except that the property, plant and equipment and goodwill accounts will be reduced accordingly.

    The foregoing assumptions and resulting computations were made solely for purposes of preparing the Projections. Upon emergence from any Chapter 11 proceeding, McLeodUSA would be required to determine the amount by which its reorganization value as of the effective date exceeds, or is less than, the fair value of its assets as of the effective date of the plan. Such determination would be based upon the fair values at that time, which may be based on, among other things, a different methodology with respect to the valuation of McLeodUSA's value. In any event, such valuations, as well as the determination of the fair value of McLeodUSA's assets and the determination of its actual liabilities, would be made as of the effective date of the plan, and the changes between the amounts of any or all of the foregoing items as assumed in the Projections and the actual amounts thereof as of the effective date may be material.

Projections

    The projected consolidated financial statements of McLeodUSA set forth below have been prepared based on the assumption that the effective date of the plan of reorganization would be March 30, 2002. Although McLeodUSA would seek to cause the effective date to occur as soon as practicable, there would be no assurance as to when the effective date actually would occur. The Reorganized McLeodUSA and Subsidiaries Projected Consolidated Balance Sheets as of March 30, 2002 (the "Projected Consolidated Opening and Closing Balance Sheet") set forth below present: (a) the projected consolidated financial position required to reflect confirmation and the consummation of the transactions contemplated by a plan of reorganization (collectively, the "Balance Sheet Adjustments"); and (b) the projected consolidated financial position of McLeodUSA after giving effect to the Balance Sheet Adjustments, as of March 30, 2002. The Balance Sheet Adjustments set forth in the columns captioned "Sale of Pubco," "Forstmann Little Investment," "Debt Restructuring" and "Fresh Start Accounting Adjustments" reflect the assumed effects of confirmation and the consummation of the transactions contemplated by a plan of reorganization plan, including the settlement of various liabilities and related securities issuances, cash payments and borrowings. The various Balance Sheet Adjustments are described in greater detail in the Notes to the Projected Consolidated Opening and Closing Balance Sheet.

    The Reorganized McLeodUSA and Subsidiaries Projected Consolidated Balance Sheets as of the end of fiscal years 2001 through 2005 set forth on the following pages present the projected consolidated position of McLeodUSA after giving effect to confirmation and the consummation of the transactions contemplated by the plan of reorganization, as of the end of each fiscal year in the Projection Period.

    The Reorganized McLeodUSA and Subsidiaries Projected Consolidated Income Statement set forth below presents the projected consolidated results of operations for each fiscal year included in the Projection Period.

McLEODUSA INCORPORATED AND SUBSIDIARIES

PROJECTED CONSOLIDATED OPENING AND CLOSING BALANCE SHEET

(IN-COURT RESTRUCTURING)

	(Unaudited) (In Millions)
	March 30, 2002
	Projected Pre-Confirmation	Sale of Pubco		Forstmann Little Investment		Debt Restructuring		Fresh Start Accounting Adjustments		Projected Post-Confirmation
ASSETS
Current Assets
Cash, cash equivalents, and available for sale securities	$58.9	$533.5	(1)	$100.0	(3)	$(595.0)		$—		$97.4
Trade receivables, net	297.0	(103.8	)(2)	—		—		—		193.1
Inventory	13.3	—		—		—		—		13.3
Deferred expenses	52.6	(52.6	)(2)	—		—		—		—
Prepaid expense and other	24.9	(3.7	)(2)	—		—		—		21.2

TOTAL CURRENT ASSETS	446.6	373.4		100.0		(595.0)		—		325.0
Long-Term Assets
Property, plant and equipment, net	2,580.0	(32.1	)(2)	—		—		(328.2	)(8)	2,219.7
Goodwill and other intangibles, net	1,415.4	(320.9	)(2)	—		—		(1,094.5	)(8)	—
Other investments	34.8	—		—		—		—		34.8
Other long-term assets	116.9	—		—		(43.9	)(4)	—		73.0

TOTAL LONG-TERM ASSETS	4,147.2	(353.0)		—		(43.9)		(1,422.7)		2,327.5
TOTAL ASSETS	$4,593.8	$20.5		$100.0		$(638.9)		$(1,422.7)		$2,652.6

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$179.4	$(24.6	)(2)	$—		$—		$—		$154.7
Deferred revenue, less current portion	13.9	—		—		—		—		13.9
Customer deposits	37.3	(31.8	)(2)	—		—		—		5.5
Other current liabilities	412.0	(6.2	)(2)	—		(112.0	)(5)	—		293.7

TOTAL CURRENT LIABILITIES	642.6	(62.7)		—		(112.0)		—		467.9
Long-Term Liabilities
Long-term debt, including current maturities	3,966.6	(2.6	)(2)	—		(2,961.6	)(6)	—		1,002.5
Deferred revenue, less current portion	14.7	—		—		—		—		14.7
Other long-term liabilities	17.4	—		—		—		—		17.4

TOTAL LONG-TERM LIABILITIES	3,998.8	(2.6)		—		(2,961.6)		—		1,034.7
Stockholders' Equity	(47.6)	85.7	(2)	100.0		2,434.6	(7)	(1,422.7	)(8)	1,150.0
TOTAL LIABILITIES AND EQUITY	$4,593.8	$20.5		$100.0		$(638.9)		$(1,422.7)		$2,652.6

Notes to Projected Consolidated Opening and Closing Balance Sheet

(1)
Proceeds received from the sale of Pubco are assumed to be $535 million. Pubco's estimated $1.5 million cash balance is reflected as a netting item from consolidated cash in this column. Proceeds are used to retire Notes in the Exchange Offer.

(2)
Balance sheet adjustments to reflect the sale of Pubco.

(3)
$100 million new money investment by Forstmann Little, in exchange for New Preferred Stock and New Warrants. Of this, $25 million will be used to retire Notes in the restructuring, $35 million will be used to repay Term Loan A and Term Loan B loans under the Credit Agreement on a pro rata basis (see (6) below), and $40 million will remain with McLeodUSA.

(4)
Elimination of deferred financing costs associated with the Notes.

(5)
Elimination of accrued interest payable on the Notes.

(6)
Elimination of the Notes in connection with the restructuring ($2,926 million) and prepayment of Term Loan A and Term Loan B loans under the Credit Agreement on a pro rata basis ($35 million)

(7)
All preferred stock will be converted into Class A common stock in connection with the restructuring.

(8)
"Fresh Start" accounting adjustments to reflect a leveraged net equity balance equal to the Reorganization Equity Value of $1.15 billion.

McLEODUSA INCORPORATED AND SUBSIDIARIES

PROJECTED CONSOLIDATED BALANCE SHEETS

(IN-COURT RESTRUCTURING)

	(Unaudited) (in Millions)
	2001	2002	2003	2004	2005
ASSETS
Current Assets
Cash, cash equivalents, and available for sale securities	$147.8	$78.4	$64.9	$69.1	$107.8
Trade receivables, net	307.4	160.9	158.8	205.1	254.6
Inventory	13.2	11.8	11.0	12.7	14.6
Deferred expenses	51.3	—	—	—	—
Prepaid expense and other	24.8	17.6	16.1	19.3	22.7

TOTAL CURRENT ASSETS	544.5	268.8	250.8	306.2	399.8
Long-Term Assets
Property, plant and equipment, net	2,682.0	1,871.3	1,160.6	810.6	433.1
Goodwill and other intangibles, net	1,453.4	—	—	—	—
Other investments	33.2	39.7	46.2	52.7	59.2
Other long-term assets	119.5	71.0	68.4	65.8	63.3

TOTAL LONG-TERM ASSETS	4,288.2	1,982.0	1,275.2	929.1	555.6
TOTAL ASSETS	$4,832.7	$2,250.7	$1,526.0	$1,235.3	$955.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$184.7	$131.9	$124.9	$137.6	$147.6
Deferred revenue, less current portion	13.9	13.9	13.9	13.9	13.9
Customer deposits	37.2	3.8	2.9	3.4	4.0
Other current liabilities	435.2	278.4	268.7	286.8	306.1

TOTAL CURRENT LIABILITIES	671.0	427.9	410.4	441.8	471.7
Long-Term Liabilities
Long-term debt, including current maturities	3,964.1	990.4	724.5	783.3	708.8
Deferred revenue, less current portion	15.4	12.8	10.2	7.6	5.0
Other long-term liabilities	17.4	12.4	11.3	13.5	15.9

TOTAL LONG-TERM LIABILITIES	3,996.8	1,015.6	745.9	804.4	729.8
Stockholders' Equity	164.8	807.3	369.7	(10.9)	(246.1)
TOTAL LIABILITIES AND EQUITY	$4,832.7	$2,250.7	$1,526.0	$1,235.3	$955.4

McLEODUSA INCORPORATED AND SUBSIDIARIES

PROJECTED CONSOLIDATED INCOME STATEMENT

(IN-COURT RESTRUCTURING)

	(Unaudited) (in Millions)
	2001	2002	2003	2004	2005
Revenues:
Communications services	$1,408.1	$1,290.0	$1,110.2	$1,293.9	$1,535.7
Directory	302.7	79.0	—	—	—
Local exchange services & other	108.2	98.8	—	—	—

TOTAL REVENUES	1,819.0	1,467.8	1,110.2	1,293.9	1,535.7
Operating Expenses:
Cost of service	1,071.9	879.8	642.6	705.1	765.1
Selling, general and administrative	665.4	449.8	355.7	376.2	393.9
Depreciation and amortization	619.6	551.9	502.5	521.9	543.8
Restructuring, asset impairment, and other charges	2,955.4	45.0	—	—	—

TOTAL OPERATING EXPENSES	5,312.3	1,926.5	1,500.8	1,603.2	1,702.9
OPERATING INCOME (LOSS)	(3,493.3)	(458.7)	(390.6)	(309.3)	(167.1)
Nonoperating income (expense):
Interest income	10.5	2.4	2.8	2.9	2.4
Interest expense, net of amounts capitalized	(257.0)	(100.2)	(69.8)	(74.2)	(70.5)
Other income (expense)	116.8	1,199.1	20.0	—	—

TOTAL NONOPERATING INCOME (EXPENSE)	(129.8)	1,101.3	(46.9)	(71.3)	(68.1)
NET INCOME (LOSS)	$(3,623.0)	$642.4	$(437.5)	$(380.6)	$(235.2)

McLEODUSA INCORPORATED AND SUBSIDIARIES

PROJECTED CONSOLIDATED CASH FLOW STATEMENT

(IN-COURT RESTRUCTURING)

	(Unaudited) (in Millions)
	2001	2002	2003	2004	2005
CASH FLOW STATEMENT
Cash Flows from Operating Activities
Net Income	$(3,623.0)	$642.4	$(437.5)	$(380.6)	$(235.2)
Depreciation	392.8	516.6	502.5	521.9	543.8
Amortization	226.8	35.3	—	—	—
Accretion on senior discount notes	48.7	—	—	—	—
Gain on sale of assets	(121.7)	(2,330.1)	(20.0)	—	—
Restructuring asset impairment and other charges	2,925.8	1,130.6	—	—	—
Changes in assets & liabilities, net	(264.1)	32.9	(5.4)	(17.5)	(22.5)

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(414.8)	27.7	39.6	123.8	286.1
Cash Flows From Investing Activities
Purchases of property and equipment	(764.9)	(240.5)	(150.7)	(171.9)	(166.3)
Proceeds from sale of assets	170.8	667.0	350.0	—	—
Other	(12.9)	(13.8)	(6.5)	(6.5)	(6.5)

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(607.0)	412.8	192.8	(178.4)	(172.8)
Cash Flows from Financing Activities
Net proceeds from long-term debt	1,159.3	—	—	100.0	—
Payments on long-term debt	(20.4)	(610.0)	(245.9)	(41.1)	(74.5)
Net proceeds from issuance of common stock	34.7	—	—	—	—
Payments of preferred stock dividends	(26.3)	—	—	—	—
New investment in company	—	100.0	—	—	—

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	1,147.3	(510.0)	(245.9)	58.9	(74.5)
Net Change in Cash and Cash Equivalents	$125.5	$(69.5)	$(13.5)	$4.3	$38.7

BUSINESS

Overview

    McLeodUSA provides integrated communications services, including local services, primarily in 25 Midwest, Southwest, Northwest and Rocky Mountain states. McLeodUSA is a facilities-based telecommunications provider with, as of September 30, 2001, 393 Asynchronous Transfer Mode (ATM) switches, 58 voice switches, 437 collocations, 520 Digital Subscriber Line Access Multiplexers (DSLAMs), over 31,000 route miles of fiber optic cables and approximately 10,700 employees. Its Class A common stock is traded under the symbol "MCLD." Its Series A preferred stock is traded under the symbol "MCLDP."

    McLeodUSA derives most of its revenue from its core competitive telecommunications and related communications services, including:

  •
  local and long distance services;

  •
  dial-up and dedicated Internet access services;

  •
  high speed Internet access services, such as services delivered using digital subscriber lines (DSL) and cable modems;

  •
  bandwidth leasing and collocation services;

  •
  facilities and services dedicated for a particular customer's use; and

  •
  value-added services such as virtual private networks and web hosting.

    McLeodUSA derives additional communications services revenues from the following non-core, communications services:

  •
  telephone and computer sales, leasing, networking, service and installation; and

  •
  other communications services, including video, cellular, operator, payphone, mobile radio and paging services.

    McLeodUSA also derives revenue from the following services related to its core business:

  •
  sale of advertising in print and electronic telephone directories; and

  •
  traditional local telephone company services in east central Illinois and southeast South Dakota.

    For the three months ended September 30, 2001, McLeodUSA derived 79% of its total revenues from communications services (excluding traditional local telephone company services), 15% from its telephone directory business, 5% from traditional local telephone company services and 1% from other services.

    The following chronology highlights some of the important events in the development of McLeodUSA's business:

Date	Event
November 1992	Began providing fiber optic maintenance services for the Iowa Communications Network, a fiber optic communications network that links many schools, libraries and other public buildings in the State of Iowa.
December 1993	Received regulatory approvals in Iowa and Illinois to offer local service along with long distance service.
June 1996	Completed its initial public offering of Class A common stock.
July 1996	Acquired Ruffalo, Cody & Associates, Inc., a telemarketing company.

September 1996	Acquired Telecom*USA Publishing Group, Inc., a telephone directory company.
September 1997	Acquired Consolidated Communications Inc., a diversified telecommunications company offering a variety of products and services, including local exchange and long distance services and telephone directory publishing.
February 1999	Acquired Talking Directories, Inc. and Info America Phone Books, Inc., related companies publishing and distributing telephone directories primarily in Michigan and Northwestern Ohio.
March 1999	Acquired Dakota Telecommunications Group, Inc., a diversified communications company offering a variety of products and services, including local exchange, long distance and data services and cable television operations.
Acquired Ovation Communications, Inc., a diversified telecommunications company offering a variety of products and services, including local and network access, local and long distance telephone services and Internet access, which facilitated expansion into selected major metropolitan markets.
August 1999	Acquired Access Communications Holdings, Inc., a telecommunications company providing switch-based commercial and residential services, including traditional long distance service and an enhanced 800 product.
September 1999	Completed the sale of its Series B and C preferred stock to three Forstmann Little partnerships for $1 billion.
March 2000	Acquired Splitrock, a facilities-based provider of advanced data communications services.
May 2000	Completed its Credit Agreement in the amount of $1.3 billion.
December 2000	Acquired CapRock, a facilities-based integrated communications provider, primarily to small and medium-sized business and carrier customers in the Southwest.
September 2001	Revised its corporate strategy as discussed below.
Exchanged its Series B and C preferred stock for Series D and E preferred stock eliminating annual cash dividends of $35 million.

    McLeodUSA was incorporated as an Iowa corporation on June 6, 1991 and was reincorporated in the State of Delaware on August 1, 1993. McLeodUSA's principal executive offices are located at 6400 C. Street SW, Cedar Rapids, Iowa 52406. Its telephone number is (319) 364-0000.

McLeodUSA's Business Strategy

    On September 28, 2001, McLeodUSA's Board of Directors approved a plan to revise its corporate strategy to focus primarily on providing voice and data services to small and medium size businesses and residential customers within its 25-state footprint. As a result McLeodUSA abandoned its plan for a national network and will de-emphasize certain wholesale services. In connection with this revised corporate strategy McLeodUSA has also decided to take the following actions:

  •
  abandon the development of a national network and place the associated assets for sale and, in addition, sell other non-core assets and excess inventory;

  •
  reduce employment by approximately 15% and execute plans to consolidate certain existing facilities and eliminate certain others;

  •
  reduce capital expenditure plans for 2002 from $400 million to $350 million, primarily focused on completing current construction work-in-process, augmenting existing capacity where needed, and new customer requirements;

  •
  take charges of approximately $2.9 billion in the third quarter to reflect write-downs of goodwill and other long-lived assets, write off inventory and construction work-in-process for discontinued operations and establish a restructuring reserve for a reduction in force and facility consolidation; and

  •
  record charges to operating income of approximately $35 million in the third quarter associated with balance sheet adjustments to various accounts such as prepaid expenses, receivables and bad debt reserves.

    As part of the revised corporate strategy, McLeodUSA has also established five cross-functional business process teams to strengthen business processes and bring improvements to its operations. These teams are focused on sales efficiencies, provisioning and customer installation, billing and revenue assurance, cash management and business forecasting and planning.

    McLeodUSA has experienced operating losses since its inception as a result of efforts to build its customer base, develop and construct its communications network infrastructure, build its internal staffing, develop its systems and expand into new markets. While McLeodUSA will continue to focus on increasing its customer base and bringing its customer base onto its network, its focus will shift more towards improving its operating margins by grooming its network to deliver service in the most effective and efficient manner, as well as scaling back certain general and administrative functions. This approach could have a negative impact on McLeodUSA's revenue growth, but should better leverage its existing assets to produce more profitable revenues.

Telecommunications Industry

    Industry sources have estimated that the 2000 aggregate U.S. revenues for local, long distance, private line and data were approximately $200 billion. Of that total, just over half is represented by local service revenue. The communications industry is undergoing substantial changes due to statutory, regulatory and technological developments, changes in the competitive landscape, and mergers and acquisitions in the industry. The market for local exchange services consists of a number of distinct service components, including:

  •
  local network services, which generally include basic dial tone, local area charges, enhanced calling features and private line services (dedicated for a customer's use between locations); and

  •
  network access services, which consist of access provided by local exchange carriers to long distance communications network carriers.

    Other related services include operator services, Internet access, calling cards, publication of "white page" and "yellow page" telephone directories and the sale of business telephone equipment.

    Before 1984, AT&T largely monopolized local and long distance telephone services in the United States. In 1984, as the result of a court order approving a settlement agreement in an antitrust action, AT&T was required to divest its local telephone systems (the "Divestiture"). The Divestiture and subsequent related proceedings divided the country into 201 Local Access and Transport Areas ("LATAs"). As part of the Divestiture, AT&T's former local telephone systems were organized into seven independent regional Bell holding companies. The original seven regional Bell companies, together with GTE, which was the largest non-Bell telephone company at the time of the Divestiture, are now concentrated into four large incumbent "MegaBells." Those companies have the authority to provide local telephone service, local access service and intraLATA long distance service, but are required to demonstrate on a state-by-state basis that certain competitive conditions have been met before being allowed to provide in-region interLATA service. SBC has obtained such authority in Texas, Oklahoma, Kansas, Missouri and Arkansas. Qwest has indicated its intention to seek authority in all 14 states where it provides local service. Verizon has obtained such authority in New York, Massachusetts, Connecticut and Pennsylvania and its application for such authority in Rhode Island is pending before the FCC. BellSouth's application for such authority in Georgia and Louisiana is pending. The MegaBells are likely to obtain additional authorizations in many states in the next few years. The MegaBells have generally been successful in gaining market share and driving down prices after obtaining such authority.

    Opportunities to compete in the local exchange market expanded substantially on February 8, 1996, when the Telecommunications Act of 1996 was signed into law. The Telecommunications Act of 1996 eliminated state legal barriers to local exchange competition and required entrenched, traditional local exchange carriers to allow other providers of telecommunications services to purchase elements of their local communications network offerings and to interconnect with their communications facilities and equipment. In addition, entrenched, traditional local exchange carriers are obligated to provide local number portability and dialing parity upon request and make their local services available for resale by competitors. Entrenched, traditional local exchange carriers also are required to allow competitors nondiscriminatory access to poles, conduit space and other rights-of-way. A number of states have also taken additional regulatory and legislative action to open local communications markets to various degrees of competition.

    According to the FCC, as of December 2000, CLECs provided 16.4 million, or 8.5% of the approximately 194 million in-service local telephone lines used by end-users, representing 97% growth in CLEC market size during the year 2000. About one-third of these lines are served over local loop facilities that the CLECs own.

    Long distance carriers generated over $100 billion in toll revenues during 2000, according to the FCC. Local telephone companies provided about $8 billion in toll services during the same period, making the total long distance market approximately $108 billion.

    The FCC estimates that high-speed (200 kbps or more in at least one direction) data lines connecting and homes small businesses to the Internet increased by 63% during the second half of 2000, to a total of 7.1 million lines (or wireless channels) in service by year-end.

    Wireless communications continue to grow as an alternative to wireline service. Demand for wireless communications has grown rapidly over the past decade. According to the Cellular Telecommunications & Internet Association, the number of wireless telephone subscribers nationwide has grown from approximately 680,000 in 1986 to an estimated 118 million as of June 30, 2001, with annual growth of approximately 22% from June 2000 through June 2001.

McLeodUSA's Products and Services

  Integrated Communications Services

    As of December 31, 2000, McLeodUSA provided service, on a competitive retail basis, to about 1.1 million local lines in its markets, primarily to small and medium sized business customers in major metropolitan areas and in second and third tier markets, and to residential customers in second and third tier markets. Since beginning sales activities in January 1994, McLeodUSA has increased its revenue from the sale of local and long distance telecommunications services from $4.6 million for the year ended December 31, 1994 to $716.2 million for the year ended December 31, 2000.

    McLeodUSA has received state regulatory approval to offer local switched services using its own communications network facilities in each of the 25 states in its footprint. The footprint includes:

Ohio Indiana Illinois Michigan Wisconsin	Texas Oklahoma Kansas Missouri Arkansas	Iowa Minnesota North Dakota South Dakota Nebraska	Montana Wyoming Colorado Utah Idaho	Arizona New Mexico Washington Oregon Louisiana

McLeodUSA has also received state regulatory authority to offer local services in most of the other 48 contiguous states. McLeodUSA intends to offer additional local switched services using its own network facilities, either alone or in combination with network elements purchased from existing telephone companies, in selected markets in its 25-state footprint.

    McLeodUSA has interconnection agreements with Qwest in all states where Qwest is the traditional local service provider, with SBC (through its subsidiaries) in all states where Ameritech or Southwestern Bell Telephone Company is the traditional local service provider, and with Verizon (through its GTE entities) and BellSouth in certain states. These agreements allow McLeodUSA to resell services of these entities and to purchase unbundled network elements to connect its switching equipment and facilities to customers.

    McLeodUSA provides long distance service in some areas by purchasing communications network capacity, in bulk, from national long distance carriers, and routing its customers' long distance traffic over this capacity. In many of its local footprint states, McLeodUSA carries most of its long distance traffic on its own network facilities. McLeodUSA's integrated communications services are further delineated as follows:

    Business Services.  End-user business customers can obtain integrated services and ancillary services, such as three-way calling and call transfer, directly from McLeodUSA in each of the cities and towns in which McLeodUSA offers communications services. Integrated business services include local and long distance services, dial-up and dedicated Internet access, lower-cost, high-speed Internet access services, such as DSL and cable modems, and value-added services such as virtual private networks and web hosting. We use our telemarketing sales personnel to sell communications services to small businesses.

    Residential Services.  McLeodUSA introduced its PrimeLine® service in 1996 and now offers that service to residential customers in various cities and towns in several selected states. McLeodUSA's traditional PrimeLine® service includes local and long distance telephone service. In most areas, PrimeLine® service also includes enhanced features such as three-way calling, call transfer, and consultation hold. McLeodUSA's customers can add voice mail, Internet access, and travel card services to their basic PrimeLine® service at incremental rates. We use our telemarketing sales personnel for sales of our PrimeLine® residential services.

    Dedicated Facilities and Services.  McLeodUSA provides, on a private carrier basis, a wide range of special access, private line, and data services to long distance carriers, government agencies, wireless service providers, and cable television and other end-user customers. These services include: (i) point of presence ("POP")-to-POP special access services which provide telecommunications lines that link the POPs of one long distance carrier to different long distance carriers in a market, allowing these POPs to exchange telecommunications traffic for transport to final destinations; (ii) end-user special access services, which provide telecommunications lines that connect an end-user such as a large business to the local POP of its selected long distance carrier; (iii) long distance carrier special access services which provide telecommunications lines that link a long distance carrier POP to the local central office; and (iv) private line services which provide telecommunications lines that connect various locations of a customer's operation to transmit internal voice, video and/or data traffic.

    Network Maintenance Services.  McLeodUSA also provides maintenance services on segments of the State of Iowa's fiber optic network on a 24-hour-per-day, 365-day-per-year basis, that consist of alarm monitoring, repair services, and cable location services.

    Telephone Equipment and Computer Networking Services.  Through a subsidiary, McLeodUSA sells, leases, installs and services telephone systems, primarily to small and medium sized businesses in Iowa, Illinois, Minnesota, South Dakota, North Dakota and Colorado. McLeodUSA also provides customized, integrated solutions for computing networks in several states. Such services typically include review of customer system requirements; selection, design and planning of components and networks; and operating and network support services. These non-core assets have been placed for sale.

    Video Services.  McLeodUSA owns and operates 37 cable television systems in southeastern South Dakota, northwestern Iowa, and southwestern Minnesota, many of which provide cable television service in combination with high-quality fiber-based telecommunications services. McLeodUSA also has a franchise in Cedar Rapids, Iowa pursuant to which it provides cable television service in combination with high quality fiber-based telecommunications services. In addition, McLeodUSA owns 85% of Greene County Partners, Inc., a cable television company which provides cable television services in several locations in Illinois and Michigan. These non-core assets are currently being marketed for sale.

    Other Communications Services.  McLeodUSA provides pay telephone service, operator services, and paging services in some markets. In addition, McLeodUSA owns a minority interest in a partnership that provides cellular service in central Illinois.

  Directory Services

    In 2000, McLeodUSA published 234 proprietary "white page" and "yellow page" telephone directory titles and distributed approximately 26.7 million copies of these directories to local telephone subscribers in 26 states, including most of its target markets. In addition, all of its proprietary directories are accessible on the Internet. McLeodUSA also published 265 "white page" and "yellow page" telephone directory titles for other companies and distributed approximately 3.9 million copies of these directories to local telephone subscribers in 37 states and the U.S. Virgin Islands. McLeodUSA's telephone directory services generated 2000 revenues of nearly $250 million, primarily from the sale of advertising space in the directories. Under the Restructuring, McLeodUSA intends to sell this line of business, referred to herein as "Pubco," to Forstmann Little or such other entity that submits a higher and otherwise better offer.

  Traditional Local Telephone Services

    Through ICTC and Dakota Community Telephone, Inc., McLeodUSA provides traditional local exchange telephone service to subscribers in central Illinois and southeast South Dakota. As of December 31, 2000, ICTC operated in 37 exchanges, or service areas, the largest of which are in Mattoon, Charleston, and Effingham, Illinois, and had approximately 94,000 local access lines in its existing service areas. During 2001, ICTC sold 2 non-contiguous exchanges. ICTC offers a broad range of local exchange services, including long distance carrier access service, intraLATA toll service, local telephone service, local paging service, national directory assistance, and equipment leasing. ICTC also offers most of its local telephone subscribers custom calling features such as call waiting, call forwarding, conference calling, speed dialing, caller identification, and call blocking. Under the Restructuring, McLeodUSA intends to sell ICTC and use the first $225 million in proceeds to pay down obligations under its Credit Agreement.

    As of December 31, 2000, Dakota Community Telephone served approximately 7,000 local service access lines in 9 telephone exchanges in southeastern South Dakota. Dakota Community Telephone provides a full range of communications products and services, including local dial tone and enhanced services, local private line and public telephone services, dedicated and switched data transmission services, long distance telephone services, operator assisted calling services, Internet access and related services. These assets are currently being marketed for sale.

  Network Facilities

    As of December 31, 2000, McLeodUSA operated a network including 21,600 route miles of fiber optic cable and has expanded this fiber optic network to over 30,000 route miles as of September 30, 2001. As of December 31, 2000, more than 5,000 route miles were located within the cities and towns McLeodUSA serves or plans to serve. McLeodUSA is connected to over 1,200 buildings along its network.

    When McLeodUSA acquired Splitrock in 2000, it acquired a broadband access network designed to provide coverage of approximately 90% of the population of the United States and that deploys asynchronous transfer mode (ATM) switches at every core, hub and remote POP. On December 7, 2001, McLeodUSA entered into an agreement to sell certain of these assets. See "Summary—Recent Developments."

  Sales and Marketing

    Marketing of McLeodUSA's integrated communications services to small and medium sized business customers is primarily conducted by direct sales personnel located in branch sales offices throughout our target market. In addition, McLeodUSA uses telemarketers to market these services to smaller business customers and those located in areas that are geographically remote. Sales activities in McLeodUSA's branch sales offices are organized and managed by region.

    In 2000, McLeodUSA expanded its communications sales and marketing efforts in its target market area which now consists of 25 states. McLeodUSA continues its efforts to expand sales and marketing in all states where it is located. In addition, McLeodUSA believes its strategic acquisitions have enhanced its sales and marketing efforts and increased its penetration of existing markets. Acquisitions also help accelerate McLeodUSA entry into new markets. At the end of 2000 McLeodUSA had sales offices in 130 cities, compared to 110 sales offices at the end of 1999. In addition, the sales team selling core communications products to business customers increased to 1,250 at the end of 2000 from 800 at the end of 1999.

    Marketing of McLeodUSA's PrimeLine® integrated communications services to residential customers is conducted by inside sales representatives. The telemarketers emphasize the PrimeLine® integrated package of communications services and its flat-rate per minute pricing structure for long distance service.

    McLeodUSA's sales force is trained to emphasize McLeodUSA's customer-focused sales and service, including its 24-hours-per-day, 365-day-per-year customer service center. McLeodUSA's employees answer customer service calls directly rather than requiring customers to use an automated queried message system. McLeodUSA believes that its emphasis on a single point of contact for meeting its customer's communications needs is very appealing to current and prospective customers. In addition, McLeodUSA has deployed skills-based routing software designed to match incoming calls with customer service representatives best trained to respond to the customer's needs.

    McLeodUSA has also developed and installed customer-focused software for providing integrated communications services. This software permits McLeodUSA to provide its customers one fully integrated monthly billing statement for local, long distance, 800, international, voice mail, paging, Internet access and travel card services, and additional services when available. McLeodUSA believes that its customer-focused software platform is an important element in the marketing of its communications services and gives it a competitive advantage in the marketplace.

    McLeodUSA uses its telephone directories as direct mail advertising by including detailed product descriptions and information about its communications products in them. McLeodUSA believes that these telephone directories provide it with a long-term marketing presence in the millions of households and businesses that receive them. McLeodUSA also believes that combining its directories' distinctive black-and-yellow motif with the trade name McLeodUSA strengthens brand awareness in all of its markets. See "Restructuring—Agreements with Forstmann Little—Publishing, Branding and Operating Agreement."

Competition

    The communications services industry is highly competitive. McLeodUSA faces intense competition from traditional local exchange carriers, which currently dominate their respective local telecommunications markets. McLeodUSA's long distance services also compete with the services of hundreds of other companies in the long distance marketplace in most states. AT&T, WorldCom (including its MCI group) and Sprint currently dominate the long distance market. McLeodUSA's local and long distance services also compete with the services of other CLECs in some markets. In addition, the number of states in McLeodUSA's footprint where MegaBells are authorized to provide long distance service with their local service offering has grown from one to five during 2001. Other competitors may include cable television companies, competitive access providers, microwave and satellite carriers, wireless telecommunications providers, and private networks owned by large end-users. In addition, McLeodUSA competes with other carriers, numerous direct marketers and telemarketers, equipment vendors and installers, and telecommunications management companies with respect to portions of its business. Many of its existing and potential competitors have financial and other resources far greater than McLeodUSA's.

    Many of McLeodUSA's competitors offer a greater range of communications services, or offer them in more geographic areas. For example, while McLeodUSA's target market covers 25 states, many of McLeodUSA's competitors are national or international in scope. Also, some of McLeodUSA's competitors offer wireless services, Internet content services, and other services. McLeodUSA's inability to offer as wide a range of services as many of its competitors, or to offer them in as many locations, could result in McLeodUSA not being able to compete effectively against them.

Regulation

    McLeodUSA's services are subject to federal, state and local regulation. The FCC has jurisdiction over McLeodUSA's facilities and services to the extent they are used to provide, originate or terminate interstate or international common carrier communications. State regulatory commissions retain jurisdiction over the same facilities and services to the extent they are used to originate or terminate intrastate common carrier communications. Through its subsidiaries, McLeodUSA holds various federal and state regulatory authorizations. McLeodUSA often joins other industry members in seeking regulatory reform at the federal and state levels to open additional telecommunications markets to competition.

    In addition to providing services as a regulated common carrier, through McLeodUSA Network Services, McLeodUSA provides certain competitive access services as a private carrier on a substantially non-regulated basis. In general, a private carrier is one that provides service to customers on an individually negotiated contractual basis, as opposed to a common carrier that provides service to the public on the basis of generally available rates, terms and conditions. Some of McLeodUSA's wholly-owned subsidiaries are also subject to federal and state regulatory requirements, including, in some states, bonding requirements, due to its direct marketing, telemarketing, fund-raising activities and sale of prepaid calling cards.

    The FCC classifies McLeodUSA (except McLeodUSA's two traditional local telephone companies) as a nondominant carrier, so its interstate and international rates are not subject to material federal regulation. All McLeodUSA telephone companies must offer interstate services at just and reasonable rates in a manner that is not unreasonably discriminatory. McLeodUSA is also required to make contributions to federal and state universal service support. The FCC does impose prior approval requirements on transfers of control and assignments of radio licenses and operating authorizations and on discontinuation of services. The FCC has the authority to condition, modify, cancel, terminate or revoke such licenses and authorizations for failure to comply with federal laws or the rules, regulations and policies. The FCC may also impose fines or other penalties for such violations. The FCC has levied substantial fines on some carriers for unauthorized changes in a customer's service provider, called slamming, and has recently increased the penalties for such violations.

    McLeodUSA provides intrastate common carrier services and is subject to various state laws and regulations. Most public utility commissions subject providers like McLeodUSA to some form of certification requirement, which requires providers to obtain authority from the state public utility commission before initiating service. In most states, McLeodUSA is also required to file tariffs setting forth the terms, conditions and prices for common carrier services that are classified as intrastate. McLeodUSA is often required to update or amend these tariffs when it adjusts its rates or adds new common carrier services, which may require prior regulatory approval, and is subject to various reporting and record keeping requirements in these states. Some states impose service quality standards on its local service operations and require it to file reports showing its performance in meeting those standards.

    While McLeodUSA's CLEC and long-distance businesses are subject to some government regulation, its two traditional local telephone businesses, in particular, are more highly regulated at both the federal and state levels.

    Many states also require prior approval for transfers of control of certified carriers, corporate reorganizations, acquisitions of telecommunications operations, assignment of carrier assets, carrier stock offerings and incurrence by carriers of significant debt obligations. Certificates of authority can generally be conditioned, modified, canceled, terminated or revoked by state regulatory authorities for failure to comply with state law or the rules, regulations and policies of state regulatory authorities. Fines or other penalties also may be imposed for such violations. State utility commissions or third parties could raise issues with regard to McLeodUSA's compliance with applicable laws or regulations, including with respect to the Restructuring, which could have a material adverse effect on its business, results of operations and financial condition.

    McLeodUSA is required to obtain construction permits and licenses or franchises to install and expand its fiber optic communications networks using rights-of-way. Some local governments where it has installed or anticipates constructing networks are proposing and enacting ordinances regulating use of rights-of-way and imposing various fees in connection with such use. In some instances, McLeodUSA has negotiated interim agreements to authorize installation of facilities pending resolution of the fee issue. In some markets, McLeodUSA is objecting to or challenging various fees as improper. In many markets, the traditional local exchange carriers do not pay rights-of-way fees or pay fees that are substantially less than McLeodUSA's. McLeodUSA must also negotiate and enter into franchise agreements with local governments in order to operate its video services networks.

    The Telecommunications Act of 1996 imposes a number of access and interconnection requirements on all local telephone companies, including CLECs, with additional requirements imposed on incumbent local telephone companies. These requirements are intended to ensure access to certain networks under reasonable rates, terms and conditions. Legislation is pending that could limit the MegaBells' obligations to provide access to their facilities and allow them to provide in-region long distance data services without satisfying existing market-opening requirements.

    The FCC has adopted rules regulating the pricing of the provision of unbundled network elements by incumbent local telephone companies. Although the U.S. Supreme Court has upheld the FCC's authority to adopt such pricing rules, the specific pricing guidelines created by the FCC are the subject of additional continued litigation. In addition to proceedings regarding the FCC's pricing rules, the FCC's other interconnection requirements remain subject to further court and FCC proceedings. Recently, the FCC chairman indicated that the FCC plans to initiate a proceeding to review its rules requiring that the regional Bell telephone companies offer unbundled network elements to CLECs such as McLeodUSA. This proceeding may reduce such requirements, which could result in McLeodUSA being unable to provide some local exchange services profitably.

EMPLOYEES

    As of September 30, 2001, McLeodUSA had more than 10,700 employees. Approximately 450 ICTC employees are covered by a collective bargaining agreement which expires November 15, 2002. McLeodUSA believes that its future success will depend on its continued ability to attract and retain highly skilled and qualified employees. McLeodUSA believes that its relations with its employees are good.

PROPERTIES

    McLeodUSA's headquarters are located in Cedar Rapids, Iowa, on 314 acres it owns and on which it has developed an office complex known as McLeodUSA Technology Park. Its headquarters buildings consist of a one-story, 160,000-square-foot office building used primarily by Pubco; a two-story, 320,000-square-foot office building which also houses telephone switching and computer equipment; a 36,000-square-foot maintenance building and warehouse and a 55,000 square-foot Pubco distribution facility. McLeodUSA also owns a 60,000-square-foot office building in Mattoon, Illinois, and a 55,000-square-foot office building in Sioux Falls, South Dakota.

    McLeodUSA also conducts business activities at many other locations, either leased or owned. These include facilities throughout the country used in connection with the construction and operation of its network, including over 400 POP sites as of December 31, 2000. Its locations also include 130 sales offices in its 25 state target markets as of December 31, 2000.

    The following are some of the principal facilities at which McLeodUSA has business operations: 54,000 square feet of office space at its former headquarters in downtown Cedar Rapids, Iowa, under leases expiring in 2005; 80,000 square feet of office space in St. Louis, Missouri under a lease expiring in 2009; 100,000 square feet of office and warehouse space in Des Moines, Iowa under a lease expiring in 2015; 56,000 square feet of office space in Salt Lake City, Utah under a lease expiring in 2010; 95,000 square feet of office space in Houston, Texas under a lease expiring in 2009; 86,000 square feet of office space in Dallas, Texas under a lease expiring in 2007; and 80,000 square feet of office space in Tulsa, Oklahoma, which serves as the headquarters for McLeodUSA's network operations, under a lease expiring in 2004.

LEGAL PROCEEDINGS

    On December 7, 2000, McLeodUSA acquired CapRock pursuant to an Agreement and Plan of Merger, dated October 2, 2000, in exchange for approximately 15.0 million shares of Class A common stock. Several class action complaints have been filed in the United States District Court for the Northern District of Texas on behalf of all purchasers of CapRock common stock during the period April 28, 2000 through July 6, 2000.

    The lawsuits principally allege that, prior to its merger with McLeodUSA, CapRock made material misstatements or omissions of fact in violation of Section 10(b) of the Securities Exchange Act. Consolidated with these claims are allegations that CapRock's June 2000 registration statement for a public offering of common stock contained materially false and misleading statements and omitted certain material information about CapRock in violation of Section 11 of the Securities Act. The named defendants in these lawsuits include CapRock and certain of its officers and directors. The plaintiffs in the lawsuits seek monetary damages and other relief. The defendants intend to file a motion to dismiss at the appropriate time. McLeodUSA believes these lawsuits are without merit and intends to vigorously defend them.

    On October 6, 2000, a class action complaint was filed in the County Court at Law of Dallas County, Texas on behalf of CapRock stockholders. This complaint names as defendants CapRock and each member of its board of directors prior to the merger of CapRock and McLeodUSA and principally alleges that the directors violated fiduciary duties owed to CapRock stockholders in connection with entering into the merger agreement. The plaintiffs in the lawsuit seek unspecified monetary damages. While plaintiffs also sought an injunction in their pleadings, no application for such an injunction was brought to the court. McLeodUSA believes the lawsuit is without merit and intends to vigorously defend the lawsuit.

    McLeodUSA is not aware of any other material litigation against it. McLeodUSA does, however, have various legal proceedings pending against it or its subsidiaries or on its, or its subsidiaries behalf.

    McLeodUSA is also involved in numerous regulatory proceedings before various public utility commissions and the FCC, particularly in connection with actions by the MegaBells.

    McLeodUSA anticipates the MegaBells will continue to pursue legislation in states within its 25-state footprint to reduce state regulatory oversight over their rates and operations. The MegaBells are also actively pursuing major changes to the Telecommunications Act of 1996 which McLeodUSA believes would adversely affect competitive telecommunications service providers including McLeodUSA. If adopted, these initiatives could make it more difficult for McLeodUSA to challenge the MegaBells' actions, or to compete with the MegaBells, in the future.

    There are no assurances that McLeodUSA will succeed in its challenges to these or other actions by the MegaBells that would prevent or deter McLeodUSA from successfully competing with the MegaBells. See "Risk Factors—McLeodUSA's Dependence on the MegaBells to Provide Most of McLeodUSA's Communications Services Could Make it Harder for McLeodUSA to Offer Its Services at a Profit."

MANAGEMENT

Directors and Executive Officers of McLeodUSA

    The following table provides information concerning the directors and executive officers of McLeodUSA:

Name	Age	Position
Clark E. McLeod	54	Chairman, Director
Stephen C. Gray	42	President and Chief Executive Officer, Director
Chris A. Davis	51	Chief Operating and Financial Officer, Director
Richard A. Lumpkin	66	Vice Chairman, Director
Roy A. Wilkens	58	President and Chief Executive Officer—Network Services, Director
Arthur Christoffersen	55	President and Chief Executive Officer—Publishing Services
Randall Rings	39	Group Vice President—Law and Secretary
Thomas D. Bell, Jr.	52	Director
Edward D. Breen	45	Director
Peter H.O. Claudy	39	Director
Thomas M. Collins	74	Director
Theodore J. Forstmann	61	Director
Dale F. Frey	69	Director
Daniel R. Hesse	48	Director
James E. Hoffman	48	Director
Thomas H. Lister	37	Director
Peter V. Ueberroth	64	Director

    Clark E. McLeod.  Mr. McLeod founded McLeodUSA and serves as Chairman. He has served as Chairman and a director since its inception in June 1991. From June 1991 to August 2001, he also served as Chief Executive Officer. His previous business venture, Teleconnect, an Iowa-based long distance telecommunications company, was founded in January 1980. Mr. McLeod served as Chairman and Chief Executive Officer of Teleconnect from January 1980 to December 1988, and from December 1988 to August 1990, he served as President of Telecom*USA, the successor to Teleconnect following its merger with SouthernNet, Inc. in December 1988. By 1990, Telecom*USA had become America's fourth largest long distance telecommunications company with nearly 6,000 employees. MCI purchased Telecom*USA in August 1990 for $1.25 billion. Mr. McLeod serves on the board of directors of APAC Customer Services, Inc., a provider of customer relationship management services. Mr. McLeod is one of his designees to the Board of Directors. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

    Stephen C. Gray.  Mr. Gray serves as President and Chief Executive Officer of McLeodUSA. He has served as Chief Executive Officer since January 2001, Chief Operating Officer since September 1992, President since October 1994 and a director since April 1993. Prior to joining McLeodUSA in 1992, Mr. Gray served from August 1990 to September 1992 as Vice President of Business Services at MCI, where he was responsible for MCI's local access strategy and for marketing and sales support of the Business Markets division. From February 1988 to August 1990, he served as

Senior Vice President of National Accounts and Carrier Services for Telecom*USA, where his responsibilities included sales, marketing, key contract negotiations and strategic acquisitions and combinations. Before joining Telecom*USA, Mr. Gray held a variety of management positions with Williams Telecommunications Company, a long distance telephone company. Mr. Gray is one of Mr. McLeod's designees to the Board of Directors. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

    Chris A. Davis.  Ms. Davis has served McLeodUSA as Chief Operating and Financial Officer and a director since August 2001. Ms. Davis was most recently Executive Vice-President, Chief Financial and Administrative Officer for ONI Systems Corp., a leading optical networking equipment company. Previously, she spent seven years from 1993 to 2000, as Executive Vice-President, Chief Financial and Administrative Officer and a director at Gulfstream Aerospace Corporation, a General Dynamics Company. Prior to Gulfstream, Ms. Davis spent 17 years in increasingly senior operational and financial management positions at General Electric Company. She is a director of Cytec Industries, Inc. and Wolverine Tube, Inc.

    Richard A. Lumpkin.  Mr. Lumpkin has served as Vice Chairman and a director since September 1997. Mr. Lumpkin was elected as an officer and a director pursuant to the requirements of the merger agreement between McLeodUSA and Consolidated Communications Inc. ("CCI"). He has continued to serve as a director and is a nominee pursuant to the requirements of certain stockholder agreements. Mr. Lumpkin served as Chairman and Chief Executive Officer of CCI from 1990 to September 24, 1997, the date CCI was acquired by McLeodUSA. He continues to serve as Chairman, Chief Executive Officer and President of Illinois Consolidated Telephone Company ("ICTC"), a wholly-owned subsidiary of McLeodUSA. From its formation in 1984 to 1990, Mr. Lumpkin served as President of CCI. From 1968 to 1990, Mr. Lumpkin held various executive positions at ICTC, including Vice President of Operations and Treasurer. He is a director of Ameren Corporation, an electric utility holding company, First Mid-Illinois Bancshares, Inc., a bank holding company, and its wholly-owned subsidiary First Mid-Illinois Bank & Trust, a bank. Mr. Lumpkin is Chairman of the Board of Illuminet Holdings, Inc., a telecommunications company. He is also a former director and past president of the Illinois Telephone Association and the United States Telephone Association. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreement."

    Roy A. Wilkens.  Mr. Wilkens serves as President and Chief Executive Officer—Network Services, having joined McLeodUSA in January 2000. Mr. Wilkens has served as a director of McLeodUSA since June 1999. Mr. Wilkens was President of the Williams Pipeline Company when he founded WilTel Network Services as an operating unit of the Williams Companies, Inc., in 1985. He was Chief Executive Officer of WilTel Network Services from 1985 to 1997. In 1995, WilTel Network Services was acquired by LDDS Communications, which now operates under the name WorldCom. Mr. Wilkens served as Vice Chairman of WorldCom until his retirement in 1997. In 1992, Mr. Wilkens was appointed by President George H.W. Bush to the National Security Telecommunications Advisory Council. He also has served as chairman of both the Competitive Telecommunications Association (CompTel) and the National Telecommunications Network. Mr. Wilkens was a director of Splitrock Services, Inc. before its acquisition by McLeodUSA. He was also a director of Williams Communication Group, Inc., a provider of services and products to communications companies, before he resigned his position in December 2000. Mr. Wilkens is a director of The Management Network Group, Inc. (TMNG), a provider of consulting services to the telecommunications industry. Mr. Wilkens is one of Mr. McLeod's designees to the Board of Directors. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

    Arthur Christoffersen.  Mr. Christoffersen has served McLeodUSA as President and Chief Executive Officer—Publishing Services since May 2001. He served as Group Vice President, Publishing Services, since September 1997. He joined McLeodUSA as Executive Vice President, Publishing

Services, in September 1996 when McLeodUSA acquired McLeodUSA Publishing, then known as Telecom*USA Publishing. Mr. Christoffersen served as Chairman, President and Chief Executive Officer of McLeodUSA Publishing from November 1990, the date Mr. Christoffersen and other investors acquired McLeodUSA Publishing from MCI, and has continued to serve in that capacity following the acquisition of McLeodUSA Publishing by McLeodUSA. From December 1987 to August 1990, Mr. Christoffersen served as Executive Vice President and Chief Financial Officer of Teleconnect and its successor, Telecom*USA. From 1975 to 1987, Mr. Christoffersen held a variety of management positions, including Executive Vice President of Life Investors, Inc., a diversified financial services company.

    Randall Rings.  Mr. Rings serves McLeodUSA as Group Vice President—Law and Secretary. He was named Group Vice President, Chief Legal Officer and Secretary of McLeodUSA in June 2000. He served as Vice President, Secretary and General Counsel from March 1998 to June 2000. From May 1996 to March 1998, he served as General Counsel of McLeodUSA Publishing, where he was responsible for its legal, legislative and regulatory affairs. Prior to 1996, Mr. Rings served as an Associate Attorney at March & McMillan, P.C., with a diverse legal practice which included business planning, commercial litigation, employment and environmental law, and representation of electric and telephone cooperatives. From November 1988 to June 1992, he served as Corporate Counsel to the Association of Illinois Electric Cooperatives, where he acted as its chief legal officer and advised electric and telephone cooperatives throughout Illinois on corporate, tax, employment and other legal matters.

    Thomas D. Bell, Jr.  Mr. Bell has served as a director of McLeodUSA since August 2001. From January 2001 to July 2001, when he retired, Mr. Bell was a Special Limited Partner of Forstmann Little & Co. Mr. Bell is the former Chairman and CEO of Young & Rubicam, a leading global marketing services firm. Earlier in his career, he was President and CEO of Burson-Marsteller, a leading public relations firm, and Executive Vice President of Ball Corporation. He is a director on the boards of Lincoln Financial Group and Cousins Properties Inc.

    Edward D. Breen.  Mr. Breen has served as a director of McLeodUSA since August 2001. Mr. Breen is Executive Vice President of Motorola and President of its Networks Sector and has been named to serve as President and Chief Operating Officer of Motorola, effective January 1, 2002. Mr. Breen served as Chairman, President and Chief Executive Officer of General Instrument Corporation from 1997 until it was acquired by Motorola in 2000. He is a director of CommScope, Inc. and will become a director of Motorola on January 1, 2002.

    Peter H.O. Claudy.  Mr. Claudy has served as a director of McLeodUSA since April 1999, during which time he has been the designee of M/C to the Board of Directors. Mr. Claudy is a general partner of M/C Partners and M/C Venture Partners, affiliates of Media/Communications Partners III Limited Partnership and M/C Investors, L.L.C., and has specialized in investing in telecommunications companies since 1991. He originated and held primary responsibility for the M/C equity investment in Ovation Communications, Inc., which was acquired by McLeodUSA in 1999. Mr. Claudy performs the same role for M/C Venture Partners' investment in, and serves on the board of, Florida Digital Network, a competitive local exchange carrier. He also serves as a director of Cavalier Telephone, a competitive local exchange carrier serving the state of Virginia, and Triad Cellular, a wireless telecommunications company. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

    Thomas M. Collins.  Mr. Collins has served as a director of McLeodUSA since April 1993. Mr. Collins is Of Counsel at Shuttleworth & Ingersoll, P.C., a law firm in Cedar Rapids, Iowa, where he has practiced law since 1952. Mr. Collins was a director of Teleconnect and its successor, Telecom*USA, from 1985 to August 1990. He is also a director of APAC Customer Services, Inc., a provider of customer relationship management services.

    Theodore J. Forstmann.  Mr. Forstmann has served as a director of McLeodUSA since September 1999. Mr. Forstmann is co-founder and senior partner of Forstmann Little & Co., a major New York private equity firm that has made numerous acquisitions and significant equity investments, returning billions to its investors. Forstmann Little's best-known acquisitions include Gulfstream Aerospace, General Instrument, Ziff-Davis Publishing, Community Health Systems, Yankee Candle Company, Dr. Pepper and Topps. Mr. Forstmann is a director of Community Health Systems and Yankee Candle Company. Mr. Forstmann is a designee to the Board of Directors of the holders of the Series D preferred stock.

    Dale F. Frey.  Mr. Frey has served as a director of McLeodUSA since August 2001. Mr. Frey is the former Vice President and Treasurer of General Electric Company. He served as Chairman of the Board and Chief Executive Officer of General Electric Investment Corporation, where he oversaw $75 billion in General Electric investments for 13 years until his retirement in 1997. Mr. Frey is a director of Yankee Candle Company, Aftermarket Technology Corp., Community Health Systems, Praxair, Inc., Roadway Express Inc., Invemed Catalyst Fund, Vantis Equity Associates and Aurora Capital.

    Daniel R. Hesse.  Mr. Hesse has served as a director of McLeodUSA since June 2000. Mr. Hesse has served as Chairman of Terabeam Corporation, a Seattle-based provider of proprietary fiber-less optic services, since September 2000 and President and Chief Executive Officer thereof since March 2000. He previously held numerous domestic and international positions at AT&T, including from May 1997 to March 2000 President and Chief Executive Officer of AT&T Wireless Services and Executive Vice President of AT&T. Prior thereto he served as General Manager for the AT&T Online Services Group. Mr. Hesse also previously served as President and Chief Executive Officer of AT&T Network Systems International, where he was responsible for all AT&T Network Systems activities (now Lucent Technologies) in Europe, the Middle East and Africa.

    James E. Hoffman.  Mr. Hoffman has served as a director of McLeodUSA since May 2000. Since April 1998, he has been President of Alliant Energy Resources, Inc., a wholly owned subsidiary of Alliant Energy Corporation, of which he is Executive Vice President—Business Development. Mr. Hoffman has responsibility for oversight of the non-regulated businesses of Alliant Energy, including energy, environment, transportation, trading and telecommunications. Mr. Hoffman previously served in various executive positions at Alliant Energy, having joined Alliant Energy in 1995. From 1990 to 1995, he was Chief Information Officer for MCI Communications. Before that he served as Executive Vice President of Telecom*USA. Mr. Hoffman is the designee of Alliant Energy to the Board of Directors. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

    Thomas H. Lister.  Mr. Lister has served as a director of McLeodUSA since October 2001. In March 1993, Mr. Lister joined Forstmann Little & Co., and since February 1997, he has been a general partner of Forstmann Little & Co. Mr. Lister is a director of Community Health Systems. Mr. Lister is a designee to the Board of Directors of the holders of the Series D preferred stock.

    Peter V. Ueberroth.  Mr. Ueberroth has served as a director of McLeodUSA since August 2001. Mr. Ueberroth is the Managing Director of Contrarian Group, Inc., and Owner and Co-Chairman of The Pebble Beach Company. Previously, he was Commissioner of Major League Baseball and President of the Los Angeles Olympic Organizing Committee. Mr. Ueberroth serves on the boards of Ambassadors International, Bank of America Corporation, The Coca-Cola Company, and Hilton Hotels Corporation.

Executive Compensation

    The following table sets forth a summary of the compensation paid during 2000, 1999 and 1998 for services rendered in all capacities to McLeodUSA and its subsidiaries by certain of McLeodUSA's past and present executive officers (collectively, the "Named Executive Officers"):

		Annual Compensation		Long Term Compensation Awards Securities Underlying Options
Name and Principal Position					All Other Compensation(1)
	Year	Salary	Bonus
Clark E. McLeod Chairman, Co-Chief Executive Officer and Director	2000 1999 1998	$397,692 250,000 228,077	$166,651 142,000 122,732	3,000,000 0 600,000	$1,883,400 1,883,200 1,883,200	(2) (2) (2)
Stephen C. Gray President, Co-Chief Executive Officer and Director	2000 1999 1998	397,692 250,000 228,077	166,651 142,000 122,732	6,000,000 3,000,000 600,000	3,400 3,200 3,200
Chris A. Davis Chief Operating and Financial Officer and Director(6)	—	—	—	—	—
Roy A. Wilkens President and Chief Executive Officer—Network Services and Director	2000 1999 1998	393,846 0 0	117,736 0 0	6,000,000 180,000 72,249	0 0 0
Blake O. Fisher, Jr. Group Vice President—Planning & Development	2000 1999 1998	179,999 175,000 176,193	236,288 102,680 92,607	120,000 360,000 210,000	3,400 342,690 3,200	(3)
J. Lyle Patrick Group Vice President—Finance & Accounting	2000 1999 1998	200,000 149,231 131,000	190,351 115,640 198,810	390,000 450,000 300,000	3,400 3,200 203,200	(4)(5)
Randall Rings Group Vice President—Law	2000 1999 1998	160,000 116,538 81,231	209,634 61,728 12,160	300,000 720,000 138,000	3,217 3,200 2,576

(1)
Unless otherwise indicated, all other compensation represents matching contributions made by McLeodUSA to the McLeodUSA Incorporated 401(k) Plan on behalf of the applicable individual.

(2)
Includes $1,880,000 of premiums paid on split dollar life insurance policies for the benefit of the McLeod Family 1998 Special Trust. For additional information, see "Certain Relationships and Related Transactions."

(3)
Includes $339,490 paid by McLeodUSA to Blake O. Fisher, Jr. for reimbursement of relocation expenses.

(4)
Mr. Patrick resigned as of July 31, 2001.

(5)
Includes $200,000 paid by McLeodUSA to J. Lyle Patrick for reimbursement of relocation expenses.

(6)
Ms. Davis joined McLeodUSA as Chief Operating and Financial Officer and Director in August 2001.

Stock Option Grants in the 2000 Fiscal Year

    The following table sets forth information relating to stock options granted during the fiscal year ended December 31, 2000 to the Named Executive Officers.

									Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year
Name					Exercise Price(1)
							Grant Date	Expiration Date	5%		10%
Clark E. McLeod	3,000,000	(2)(5)	5.74%			$17.5208	January 7, 2000	January 7, 2010		$33,056,211		$83,770,929
Stephen C. Gray	6,000,000	(2)(5)	11.49%			$17.5208	January 7, 2000	January 7, 2010		$66,112,422		$167,541,857
Chris A. Davis(6)	—		—			—	—	—		—		—
Roy A. Wilkens	6,000,000	(3)(5)	11.49%			$17.5208	January 7, 2000	January 7, 2010		$66,112,422		$167,541,857
Blake O. Fisher, Jr.	120,000	(4)	0.23%			$17.5208	January 7, 2000	January 7, 2010		$1,322,248		$3,350,837
J. Lyle Patrick	180,000 210,000	(4) (2)	0.34 0.40	% %	$ $	17.5208 17.5208	January 7, 2000 January 7, 2000	January 7, 2010 January 7, 2010	$ $	1,983,373 2,313,935	$ $	5,026,256 5,863,965
Randall Rings	120,000 180,000	(4) (2)	0.23 0.34	% %	$ $	17.5208 17.5208	January 7, 2000 January 7, 2000	January 7, 2010 January 7, 2010	$ $	1,322,248 1,983,373	$ $	3,350,837 5,026,256

(1)
The exercise price indicated was the fair market value of a share of McLeodUSA's Class A common stock on the date of grant, as adjusted to reflect the three-for-one stock split effected in the form of a stock dividend distributed to McLeodUSA's stockholders on April 24, 2000.

(2)
These options vest according to the following schedule: 100% at the end of three years.

(3)
These options vest according to the following schedule: 1/3 per year for three years.

(4)
These options vest according to the following schedule: 25% per year for four years.

(5)
These options were cancelled during 2001.

(6)
On August 29, 2001, Ms. Davis was granted 6 million options with an exercise price of $1.12 which vested 25% immediately and 25% per year for the next three years.

Fiscal Year-end Option Values

    The following table sets forth information for each Named Executive Officer concerning the exercise of options during fiscal year 2000, the number of securities underlying unexercised options at the 2000 year-end and the year-end value of all unexercised in-the-money options held by such individuals.

			Number of Unexercised Options at Fiscal Year-end		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Clark E. McLeod	1,502,000	$24,821,322	595,000	3,693,000	$5,416,042	$6,909,128
Stephen C. Gray	915,000	$23,115,371	1,860,390	9,710,796	$21,126,886	$31,138,940
Chris A. Davis(3)	—	—	—	—	—	— —
Roy A. Wilkens	0	0	117,249	6,135,000	$1,183,001	$750,938
Blake O. Fisher, Jr.	620,320	$12,148,103	752,552	916,500	$7,992,797	$7,173,313
J. Lyle Patrick	120,000	$2,363,792	208,500	1,144,500	$1,918,688	$6,129,563
Randall Rings	20,304	$360,533	65,946	1,104,750	$554,454	$6,245,031

(1)
Represents the difference between the exercise price and the closing price of McLeodUSA's Class A common stock on The Nasdaq Stock Market on the day prior to the date of exercise.

(2)
Represents the difference between the exercise price and the closing price of McLeodUSA's Class A common stock on The Nasdaq Stock Market on December 31, 2000.

(3)
Ms. Davis did not join McLeodUSA or receive an option grant until August 2001.

Bonus Plan and Other Benefit Programs

    McLeodUSA has a contributory retirement plan (the "401(k) Plan") for its employees (including executive officers) age 21 and over with at least three months of service. The 401(k) Plan provides that each participant may contribute up to 15% of his or her salary (not to exceed the annual statutory limit). McLeodUSA generally makes matching contributions to each participant's account equal to 50% of the participant's contribution up to 2% of the participant's annual compensation. In addition McLeodUSA considers making a discretionary annual match of up to another 50% of the participant's contribution up to 2% of the participant's annual compensation. Thus, the total matching contribution can be up to 4% of the participant's annual compensation.

Compensation of Directors

    McLeodUSA's directors who are also employees receive no directors' fees. Non-employee directors receive directors' fees of $1,000 for each Board of Directors and committee meeting attended in person and $500 for each Board of Directors and committee meeting attended by telephone. In addition, directors are reimbursed for reasonable out-of-pocket travel expenditures incurred in connection with their attendance at Board of Directors and committee meetings.

    Directors are also eligible to receive grants of stock options under the Directors Stock Option Plan (the "Directors' Plan") and the 1996 Employee Stock Option Plan, as amended. Under McLeodUSA's Directors' Plan, an aggregate of 6,600,000 shares of Class A common stock are reserved for purchase pursuant to option grants to McLeodUSA's directors who are not officers or employees. Options for 4,810,000 shares of Class A common stock had been granted under the Directors' Plan and options to purchase 2,613,750 shares of Class A common stock had been exercised as of October 31, 2001. Each eligible director who commences service as a director is granted an initial option to purchase up to 120,000 shares of Class A common stock under the Directors' Plan. Each eligible director is also granted additional options to purchase up to 60,000 shares of Class A common stock after each subsequent annual meeting of stockholders under the Directors' Plan. In addition, eligible directors may be granted such discretionary options under the Directors' Plan, in addition to the foregoing options, as may be determined by the Board; provided that no more than an aggregate of 600,000 shares of Class A common stock may be granted as discretionary options. The Directors Stock Option Plan will terminate automatically on March 28, 2006, unless terminated earlier by the Board of Directors.

    As of October 31, 2001, 1,770,000 options had been granted to non-employee directors under McLeodUSA's 1996 Employee Stock Option Plan, none of which have been exercised.

    Other than the compensation described above, none of the directors received any compensation from McLeodUSA in 2001 in connection with their service as directors.

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee is composed entirely of outside directors. The current members of the Compensation Committee are Thomas D. Bell, Jr., Edward D. Breen, Thomas Lister and Peter Ueberroth. During 2000 and 2001, the Compensation Committee consisted of Paul D. Rhines (January 1, 2000 through July 31, 2001), Thomas M. Collins (January 1, 2000 through October 23, 2001), Lee Liu (January 1, 2000 through May 31, 2000) and Erskine Bowles (May 31, 2000 through October 4, 2001). Mr. Liu retired from the Board of Directors on May 31, 2000. Mr. Rhines resigned from the Board of Directors effective July 31, 2001. Mr. Bowles resigned from the Board of Directors effective October 4, 2001.

    During 2000 and for the period ending November 30, 2001, McLeodUSA paid 2060 Partnership, L.P. $243,900 and $320,709, respectively for the rental of office and parking spaces in

Cedar Rapids, Iowa. 2001 Development Company, an Iowa corporation, is the general partner and 80% owner of 2060 Partnership, L.P. Alliant Energy and McLeodUSA own 54.56% and 3.03%, respectively of the outstanding stock of 2001 Development Company. The directors and officers of 2001 Development Company include Mr. Collins and James E. Hoffman, directors of McLeodUSA, and Clark E. McLeod, a director and executive officer of McLeodUSA. Mr. Lee Liu, a former Compensation Committee member, was Chairman of Alliant Energy until April 2000. Mr. Hoffman, a director of McLeodUSA, is Executive Vice President of Alliant Energy.

    Mr. Collins is also a director of APAC Customer Services, Inc. ("APAC"). In March 2000, McLeodUSA entered into an agreement with APAC under which APAC provides sales, marketing and customer care services to McLeodUSA. McLeodUSA paid $30,722 in 2000 and $289,026 for the period ended November 30, 2001 to APAC under this agreement. APAC paid McLeodUSA $502,508 in 2000 and $353,654 for the period ended November 30, 2001 for telecommunications services. Clark E. McLeod, an executive officer and director of McLeodUSA, is also a director of APAC.

    During 2000 and for the period ended November 30, 2001, McLeodUSA paid $199,980 and $124,453, respectively, to Shuttleworth & Ingersoll, P.C., a law firm in Cedar Rapids, Iowa, for legal services rendered (excluding funds processed through the escrow account of Shuttleworth & Ingersoll in 2000). McLeodUSA provides local and long distance telephone service for Shuttleworth & Ingersoll, P.C., for which McLeodUSA was paid $54,134 in 2000 and $36,792 for the period ended November 30, 2001. Thomas M. Collins is of counsel at Shuttleworth & Ingersoll, P.C.

    For a description of certain other transactions, see "Certain Relationships and Related Transactions."

Employment, Confidentiality and Non-competition Contracts

    McLeodUSA entered into executive employment agreements with Clark E. McLeod, Stephen C. Gray and Roy A. Wilkens on January 7, 2000 and with Chris A. Davis on August 1, 2001 (collectively, the "Executives"). These agreements set forth the terms and conditions for the respective employment of the Executives. The significant terms of the agreements are as follows:

  •
  Term. The term of each of the agreements with Messrs. McLeod, Gray and Wilkens runs until January 7, 2003. The term of the agreement with Ms. Davis runs until August 13, 2004.

  •
  Salary and Bonus Compensation. Each of the Executives receives an initial base annual salary of $400,000, subject to a potential increase each year based on competitive survey data. In addition, each Executive is entitled to bonus opportunities set at not less than 50% of the base annual salary.

  •
  Equity Compensation. In connection with the agreements, Mr. McLeod was granted an option to purchase 3,000,000 shares of Class A common stock and each of Messrs. Gray and Wilkens were granted an option to purchase 6,000,000 shares of Class A common stock each with an exercise price of $17.5208 per share. Ms. Davis was granted an option to purchase 6,000,000 shares of Class A common stock with an exercise price of $1.12 per share. Each option has an option exercise price equal to the fair market value of the common stock which, in accordance with McLeodUSA's 1996 Employee Stock Option Plan. Each of the options granted to Messrs. McLeod, Gray and Wilkens were voluntarily cancelled in 2001.

  •
  Split Dollar Life Insurance. Pursuant to Mr. McLeod's agreement, McLeodUSA pays a portion of the premiums on split dollar life insurance premiums for the benefit of the McLeod Family 1998 Special Trust. See "Certain Relationships and Related Transactions."

  •
  Other Benefits. Each Executive is eligible to participate in all of McLeodUSA's standard benefit plans.

  •
  Noncompetition and Nonsolicitation. The Executives are bound by noncompetition and nonsolicitation covenants for the term of the agreements, and for an additional year in certain circumstances.

  •
  Severance Benefits. If an Executive terminates their employment for good reason or if McLeodUSA terminates such Executive's employment in breach of the agreement, the Executive is entitled to: (a) full salary through the date of termination and amounts due under any applicable compensation plan; (b) a liquidated damages payment approximately equal to the number of years (including partial years) remaining in the term of the agreement, multiplied by the Executive's salary and bonus on the date of termination; (c) full vesting of stock options granted during the term of the agreement, with such options to remain exercisable for four years; (d) continued health and related benefits for the remainder of the term of the agreement; and (e) a gross-up payment to cover excise tax payments due on the Executive's severance benefits.

  •
  Additional Compensation and Relocation Expenses. Ms. Davis was paid a one-time signing bonus of $5,000,000 as compensation for loss of unvested option shares of ONI Systems Corp. ("ONI"). In addition, the agreement provided that to the extent that Ms. Davis exercises any of her vested options to purchase ONI common stock and on the earliest possible date that she can sell shares of ONI common stock, she sells any shares acquired upon such exercises and the gross sale price is less than $24 per share, McLeodUSA shall make an additional payment to her of the difference between the sale price and $24, for up to 162,500 shares. Ms. Davis sold the ONI common stock in accordance with her agreement and was paid $3,186,398 for the difference between the sale price for such stock and $24 for all 162,500 shares which she sold. Pursuant to the terms of her Agreement, McLeodUSA paid $4.3 million to Ms. Davis to purchase her home in Los Gatos, CA, approximately $950,000 for reimbursement of related taxes and will reimburse her related relocation expenses.

    McLeodUSA has agreements with most members of senior management, including the remaining Named Executive Officers (who are still employed by McLeodUSA), which govern matters of employment, nonsolicitation and noncompetition. These agreements typically provide that the applicable senior management employee may not compete with McLeodUSA during the term of his or her employment and for either a one or a two-year period following a termination for cause, a resignation or a voluntary termination of employment. The agreements also provide that employees subject to the agreements may not disclose any of McLeodUSA's confidential information while employed by McLeodUSA or thereafter. Certain agreements provide that the employee may not solicit McLeodUSA's customers or employees after leaving McLeodUSA's employment. The agreements have an indefinite term and may be terminated upon advance written notice by either party; provided, however, that the confidentiality and non-competition obligations will survive any such termination. As partial consideration for the execution of the employment, confidentiality, and non-competition agreements, McLeodUSA grants to the employees signing such agreements options to purchase shares of Class A common stock at exercise prices which are based on the fair market value of the Class A common stock on the date of grant. Such options are granted pursuant to McLeodUSA's 1996 Employee Stock Option Plan.

Change of Control Arrangements

    McLeodUSA has entered into change-of-control agreements with its executive officers, including the Named Executive Officers, which provide for payments and benefits in connection with specified terminations of employment after a change of control of McLeodUSA. The change-of-control agreements terminate on December 31, 2006, unless a change of control has occurred during the six months preceding December 31, 2006, in which case the agreements terminate on December 31, 2007. If an executive who is a party to a change-of-control agreement terminates employment within six months after a change of control or, if within 24 months after a change of control, the executive's employment is terminated by McLeodUSA (other than for disability, cause, death or retirement) or by the executive following a material reduction in responsibilities or compensation:

  •
  the executive will be entitled to a lump sum payment equal to 24 times the executive's average monthly compensation during the 12 months immediately preceding the change of control or the date of termination, whichever average monthly compensation is higher;

  •
  all of the executive's outstanding options to purchase stock of McLeodUSA will become immediately exercisable in full; and

  •
  if the executive elects to continue coverage under the group health plan, McLeodUSA will continue to pay the employer portion of the premiums for such coverage for the longer of 24 months or the period of coverage provided by Section 4980B of the IRC.

    An executive who is entitled to payment(s) pursuant to a change-of-control agreement is subject to a non-compete provision generally restricting the executive from competing with McLeodUSA for a two-year period after the termination of employment.

    As discussed in the section above, the employment agreements with Clark E. McLeod, Stephen C. Gray, Chris A. Davis and Roy A. Wilkens provide for certain payments in the event of a termination of employment. These agreements and those agreements discussed above with members of senior management also contain noncompetition, nonsolicitation and confidentiality covenants that are effective after employment is terminated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of September 30, 2001, unless otherwise noted, regarding the shares of common stock beneficially owned by each of McLeodUSA's directors, by each of its Named Executive Officers, by all directors and executive officers of McLeodUSA as a group, and by certain other beneficial owners of more than five percent (5%) of McLeodUSA's stock. Each such person has sole voting and dispositive power with respect to such shares of stock, except as otherwise indicated. For purposes of calculating the percentage of stock owned by each of the directors, executive officers and 5% stockholders of McLeodUSA, McLeodUSA has assumed that each such person has exercised all of his or its vested stock options and/or common share warrants for shares of stock and that such shares are issued and outstanding, and that no other persons have exercised options or common share warrants. The number of option shares includes shares of Class A common stock that the individuals named in the table have the right to acquire within 60 days from the Voting Record Date upon exercise of options.

	Beneficial Ownership
Five Percent Stockholders	Number of Option Shares	Number of Shares and Option Shares	Percent
Alliant Energy Investments, Inc.(1)(4)	—	56,201,576	9.0
Clark E. McLeod(2)	718,798	52,958,197	8.4
Wellington Management Company, LLP(3)	—	79,200,750	12.6
Officers and Directors
Clark E. McLeod(4)(5)	718,798	52,958,197	8.4
Richard A. Lumpkin(4)(6)	122,310	11,250,086	1.8
Stephen C. Gray(7)	2,229,762	4,022,877	*
Chris A. Davis	1,500,000	1,500,000	*
Roy A. Wilkens	162,249	1,344,367	*
Arthur L. Christoffersen	151,348	251,348	*
Randall Rings	140,947	152,989	*
Thomas D. Bell	—	—	*
Edward Breen	—	—	*
Erskine B. Bowles(10)	23,750	23,750	*
Thomas H. Lister(11)	—	—	*
Peter H.O. Claudy	38,750	38,750	*
Thomas M. Collins(9)	83,750	937,394	*
Theodore J. Forstmann(8)	23,750	23,750	*
Dale F. Frey	—	—	*
Daniel R. Hesse	17,500	17,500	*
James E. Hoffman	15,000	18,300	*
Peter V. Ueberroth	—	—	*
Directors and executive officers as a group (17 persons)	5,227,914	72,539,308	11.6

*
Less than 1%

(1)
Includes 37,209,306 shares of Class A common stock of which Alliant Energy Investments, Inc. is the holder of record. Heartland Properties, Inc., a wholly owned subsidiary of Alliant Energy Investments, Inc., is the holder of record of 1,324,706 shares of Class A common stock. LNT Communications L.L.C., a limited liability company wholly owned by Alliant Energy Resources, Inc., a wholly owned subsidiary of Alliant Energy Corporation, is the record holder of 1,883,334 shares. 15,634,230 shares are held of record by MARIL & Co as nominee for Alliant Energy Resources, Inc. Alliant Energy Foundation, Inc., an independently chartered foundation which is affiliated with Alliant Energy Corporation, is the record holder of 150,000 shares of

  McLeodUSA Class A common stock. The address of Alliant Energy Corporation is 222 West Washington Avenue, P.O. Box 192, Madison, WI 53701.

(2)
See "Security Ownership of Certain Beneficial Owners and Management—Officers and Directors."

(3)
Wellington Management Company, LLP beneficially owns the shares in its capacity as investment adviser for its clients. No such client owns more than five percent of this class of securities except Vanguard Windsor Fund. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. The amount of the beneficial ownership was disclosed on a Schedule 13F filed by Wellington Management Company, LLP on September 10, 2001.

(4)
Richard A. Lumpkin and certain of his family members, Alliant Energy, M/C and Clark E. and Mary E. McLeod are parties to one or more stockholders' agreements, and accordingly, may constitute a group within the meaning of Section 13(d)(3) of the Exchange Act. As of the Voting Record Date, these stockholders beneficially owned an aggregate of 143,893,013 shares of Class A common stock, representing an ownership interest of 23%, including 718,798 and 122,310 shares that Messrs. McLeod and Lumpkin, respectively, have the right to acquire upon exercise of options, within 60 days from the Voting Record Date. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

(5)
Includes 23,300,431 shares of Class A common stock held of record by Mary E. McLeod, Mr. McLeod's wife, over which Mr. McLeod has shared voting power and 11,383 shares of Class A common stock held by the McLeod Charitable Foundation for which both Mr. and Mrs. McLeod are directors and over which both have shared voting and dispositive power. Also includes 750,000 shares of Class A common stock held by the Clark E. McLeod Charitable Remainder Unitrust and 750,000 shares of Class A common stock held by the Mary E. McLeod Charitable Remainder Unitrust for which Mr. McLeod is a trustee and over which Mr. McLeod has shared voting and investment power. Mr. McLeod's address is c/o McLeodUSA Incorporated, McLeodUSA Technology Park, 6400 C Street SW, P.O. Box 3177, Cedar Rapids, IA 52406-3177.

(6)
Includes 4,434,898 shares of Class A common stock held by various trusts for the benefit of the family of Mr. Lumpkin over which he has shared voting and investment power. Includes 4,568,606 shares of Class A common stock held by various trusts for the benefit of the family of Mr. Lumpkin over which he has shared investment power. Includes 2,246,582 shares of Class A common stock held by various trusts for the benefit of the family of Mr. Lumpkin over which he has sole voting and investment power.

(7)
Includes 67,500 shares of Class A common stock held by various trusts for the benefit of the family of Mr. Gray over which he has shared voting and investment power.

(8)
As of the Voting Record Date, 275,000 shares of McLeodUSA Series D preferred stock and 125,000 shares of McLeodUSA Series E preferred stock were issued and outstanding. Three limited partnerships affiliated with Forstmann Little & Co. are the beneficial owners of all of the outstanding shares of each of these series of preferred stock. Based on the conversion ratio as of the Voting Record Date, these preferred shares are convertible on or after September 15, 2004, or earlier under certain limited circumstances, into approximately 163.9 million common shares. Mr. Bowles resigned from the Board effective October 4, 2001. Mr. Lister was elected as the second designee of the Series D preferred stock on October 22, 2001. Messrs. Forstmann and Lister are general partners of Forstmann Little & Co. The address of Forstmann Little & Co is 767 Fifth Avenue, New York, NY 10153. The amount of beneficial ownership was disclosed on a Schedule 13D filed by the limited partnerships on October 2, 2001.

(9)
Includes 853,644 shares of Class A common stock held by two trusts for the benefit of the family of Mr. Collins over which Mr. Collins has shared voting and investment power.

(10)
Mr. Bowles resigned from the Board effective October 4, 2001.

(11)
Mr. Lister was elected as the second designee of the Series D Preferred Stock on October 22, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    McLeodUSA has entered into various agreements with Orillion USA, Inc. (formerly InvenSys USA, Inc.) and several of its affiliates (collectively "Orillion") pursuant to which Orillion provides information technology development, programming and consulting services, and investment management services to McLeodUSA. Pursuant to these agreements, McLeodUSA paid Orillion approximately $2,349,356 in 2000 and $1,217,825 through November 30, 2001. The payments were principally related to a $4,000,000 license fee under a license and joint development agreement entered into in March 2000 by McLeodUSA and Orillion. Clark E. McLeod, an executive officer and director of McLeodUSA, was a director of Orillion USA, Inc. until his resignation in December 2000 and Roy A. Wilkens, an executive officer and director of McLeodUSA, is currently a director of Orillion USA, Inc.

    McLeodUSA provides paging services, customer premise equipment ("CPE"), labor and services for CPE, long distance service, 800 service and private lines to First Mid-Illinois Bancshares. First Mid-Illinois Bancshares paid McLeodUSA $425,017 for these services in 2000 and $363,189 through November 30, 2001. In April 2000, McLeodUSA disposed of shares that it held in First Mid-Illinois Bancshares valued at approximately $1,168,000. Of the shares disposed, First Mid-Illinois paid $152,000 to McLeodUSA to redeem shares; the Lumpkin Foundation, Inc., a nonprofit corporation, paid $638,400 to McLeodUSA to purchase shares; shares valued at approximately $125,000 were gifted by McLeodUSA to the Lumpkin Foundation, consistent with historical charitable giving practices of McLeodUSA; and the balance of the shares were sold to a third party. The disposition of the shares was approved by the Board of Directors of McLeodUSA which determined that the transfer price was at fair market value. Richard A. Lumpkin, Margaret Lumpkin Keon and Mary Lumpkin Sparks own approximately 14.21%, 6.46% and 6.54% of the capital stock of First Mid-Illinois Bancshares, respectively. Richard A. Lumpkin, an executive officer and director of McLeodUSA, is also a director of First Mid-Illinois Bancshares.

    McLeodUSA paid $1,136,235 in 2000 and $1,228,224 through November 30, 2001 to lease office space from various entities in which Richard A. Lumpkin, Margaret Lumpkin Keon and Mary Lumpkin Sparks have ownership interests. Their financial interest in these transactions totaled $565,506 in 2000 and $730,479 through November 30, 2001. Mr. Lumpkin is a director, executive officer and significant stockholder of McLeodUSA and Mrs. Keon and Mrs. Sparks are stockholders of McLeodUSA.

    Illuminet Holdings, Inc. paid McLeodUSA $1,922,766 in 2000 and $1,640,978 through November 30, 2001 for the rental of building space and for DS-1 usage and transmission facilities in the form of private leased lines. McLeodUSA paid Illuminet $5,199,457 in 2000 and $5,709,495 through November 30, 2001 for database verification services and SS7 link services. Richard A. Lumpkin is the Chairman of the Board of Directors of Illuminet.

    Ameren Corporation and Central Illinois Public Service Company collectively paid McLeodUSA $1,782,432 in 2000 and $1,157,096 through November 30, 2001 for private line services and long distance services. McLeodUSA paid Ameren and Central Illinois Public Service Company, collectively, $1,147,633 for electric utility services in 2000 and $1,125,796 through November 30, 2001. Richard A. Lumpkin is a director of Ameren Corporation, the parent company of Central Illinois Public Service Company.

    Chris A. Davis receives an annual salary of $500,000 for providing advice and consulting services to Forstmann Little as a special limited partner thereof. Ms. Davis has the right to invest in Forstmann Little portfolio investments from time to time. Ms. Davis has informed McLeodUSA that she will not invest in either the purchase of Pubco or Forstmann Little's investments in McLeodUSA in connection with the restructuring. Ms. Davis has agreed to provide her advice related to the investment activities of the Forstmann Little debt and equity partnerships in a manner that does not interfere with the performance of her duties with McLeodUSA.

    McLeodUSA is a party to an agreement with Alliant Energy pursuant to which Alliant Energy grants McLeodUSA access to certain of Alliant Energy's towers, rights-of-way, conduits and poles in exchange for capacity on the McLeodUSA communications network. James Hoffman is, and Mr. Lee Liu (a former director of McLeodUSA and former Chairman of Alliant Energy) was from 1993 to 2000, the designee of Alliant Energy to McLeodUSA's Board of Directors. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements."

    In November 2001, Ruffalo, Cody & Associates, a McLeodUSA subsidiary, entered into an agreement to sell substantially all of its assets to RCNEWCO, an Iowa Corporation. Clark E. McLeod is an indirect investor in RCNEWCO, with an ownership interest of approximately 7%.

    During 2000 and the period ended November 30, 2001, McLeodUSA paid City Signal Communications $863,081 and $334,908, respectively, for network construction services. Peter H.O. Claudy, a director of McLeodUSA, is a director for City Signal Communications.

    In 2000 and the period ended November 30, 2001, McLeodUSA paid $1,274,954 and $2,811,417, respectively, to The Management Network Group, Inc. ("TMNG") for telecommunications consulting services with TMNG. Roy A. Wilkens is a director of TMNG.

    McLeodUSA paid Tachion Networks, Inc., a network equipment maker, $264,300 in 2000. Roy A. Wilkens is a director of Tachion Networks, Inc.

    McLeodUSA paid Williams Communication Group, a provider of services and products to communications companies, $661,969 in 2000 and $1,236,567 through November 30, 2001. Roy A. Wilkens was a director of Williams Communication Group before he resigned his position in December 2000.

    McLeodUSA paid Image Media Group, Inc., a promotional products supplier, $65,127 in 2000 and $156,916 for the period ended November 30, 2001. Arthur L. Christoffersen, a Company executive officer, is a director for Image Media Group.

    The ownership of a jet aircraft worth approximately $6 million is held 95% by McLeodUSA, and 2% each by Messrs. Gray and Lumpkin. McLeodUSA and Messrs. Gray and Lumpkin are parties to a Joint Ownership Agreement by which they have agreed to share the operational expenses of the aircraft in proportion to their respective ownership interest in the aircraft. Messrs. Gray and Lumpkin are directors and executive officers of McLeodUSA.

    In February 2000, McLeodUSA and C&M Consulting, L.L.C. ("C&M") jointly purchased a jet aircraft for a total price of approximately $39.5 million. McLeodUSA and C&M are parties to a Joint Ownership Agreement in which they have agreed to share the operational expenses of the aircraft in proportion to their ownership interests (25% by McLeodUSA and 75% by C&M). Clark E. McLeod and his wife, Mary E. McLeod, are the members of C&M.

    In December 1998, McLeodUSA entered into a split dollar arrangement for life insurance policies on the joint lives of Clark and Mary McLeod. The McLeod Family 1998 Special Trust is sole owner and beneficiary of each policy. The McLeod Family 1998 Special Trust agreed to assign the policies to McLeodUSA as collateral for the payment by McLeodUSA of the premiums for these policies. No loans have been taken against these policies. In 2000, the premium payments paid by McLeodUSA on these policies totaled $1,880,000. The aggregate face amount of the policies is $113,000,000. McLeodUSA has agreed with Clark and Mary McLeod that one of the principal reasons for entering into this arrangement is to avoid any need for their heirs to liquidate their holdings of Class A common stock at or soon after the death of one or both of them. Clark and Mary McLeod have agreed to restrictions on their ability to sell or otherwise dispose of their shares of Class A common stock. See "Market for McLeodUSA's Common Equity and Related Stockholder Matters—Stockholders' Agreements." McLeodUSA also paid premiums of $138,257 and $71,000 in 2000, for a universal life policy on Clark and Mary McLeod with a face value of $13,500,000. McLeodUSA is the beneficiary of this policy.

    McLeodUSA paid CommScope, Inc. $286,740 for equipment during the period ended November 30, 2001. Edward D. Breen, a director of McLeodUSA, is a director of CommScope, Inc.

    In March 1996, the Board of Directors adopted a policy requiring that any material transactions between McLeodUSA and persons or entities affiliated with officers, directors or principal stockholders of McLeodUSA be on terms no less favorable to McLeodUSA than reasonably could have been obtained in arms' length transactions with independent third parties or be approved by a majority of disinterested directors.

    Theodore J. Forstmann is a senior partner and Thomas H. Lister is a general partner of Forstmann Little & Co. Forstmann Little is party to several agreements related to the Restructuring. In addition, Dale F. Frey is an investor in Forstmann Little and serves on the Forstmann Little advisory board. See "Restructuring—Agreements with Forstmann Little."

    For a description of certain other transactions, see "Management—Compensation Committee Interlocks and Insider Participation."

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Under Section 145 of the DGCL, a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in non-derivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

    The Amended and Restated Certificate of Incorporation of McLeodUSA (the "McLeodUSA Certificate") contains provisions that provide that no director of McLeodUSA shall be liable for breach of fiduciary duty as a director except for (1) any breach of the director's duty of loyalty to McLeodUSA or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under Section 174 of the DGCL; or (4) any transaction from which the director derived an improper personal benefit. The McLeodUSA Certificate contains provisions that further provide for the indemnification of directors and officers to the fullest extent permitted by the DGCL. Under the Bylaws of McLeodUSA, McLeodUSA is required to advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, McLeodUSA has entered into indemnity agreements with each of its directors pursuant to which McLeodUSA has agreed to indemnify the directors as permitted by the DGCL. McLeodUSA has obtained directors' and officers' liability insurance against certain liabilities, including liabilities under the Securities Act.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, McLeodUSA has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

SECURITIES LAW MATTERS

    This section discusses certain securities law issues that are raised by the reclassification, the reverse stock split, the issuance and the Plan. This section should not be considered applicable to all situations or to all stockholders. Stockholders should consult their own legal counsel with respect to these and other issues.

The Reclassification, the Reverse Split and the Issuance

    McLeodUSA is relying on Section 3(a)(9) of the Securities Act to exempt the preferred stock reclassifications, the reverse stock split and the issuances of Class A common stock pursuant to the restructuring from the registration requirements of the Securities Act. Section 3(a)(9) provides that the provisions of the Securities Act will not apply to "any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange." The preferred stock reclassifications, the reverse stock split and the Class A common stock issuances are also, pursuant to Section 18(b)(4)(C) of the Securities Act, exempt from state securities law requirements. Section 18(b)(4)(C) provides, among other things, that state securities laws will not apply to securities that are exempt from federal registration under Section 3(a)(9). McLeodUSA has no contract, arrangement, or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent, or any other person for soliciting votes to accept or reject the preferred stock reclassifications, the reverse stock split or the Class A common stock issuances. McLeodUSA has received assurances that no person will provide any information to stockholders relating to the preferred stock reclassifications, the reverse stock split or the issuance other than to refer the stockholders to the information contained in this Proxy/Disclosure Statement. In addition, no broker, dealer, salesperson, agent, or any other person, is engaged or authorized to express any statement, opinion, recommendation, or judgment with respect to the relative merits and risks of the preferred stock reclassifications, the reverse stock split or the issuance.

Issuance and Resale of the Class A Common Stock Outside of Bankruptcy

    In the event that McLeodUSA completes the Out-of-Court Restructuring, McLeodUSA will rely on Sections 3(a)(9) and 18(b)(4)(C) of the Securities Act to exempt the issuance of the Class A common stock from federal and state registration requirements. Under current SEC interpretations, securities that are obtained in a Section 3(a)(9) exchange assume the same character (i.e. restricted or unrestricted) as the securities that have been surrendered. In this case, the preferred stock and Class A common stock are unrestricted securities. The recipients of the Class A common stock who are not "affiliates" of McLeodUSA (as such term is defined in Rule 144 under the Securities Act) will therefore be able to resell the Class A common stock without registration. Recipients who are affiliates of McLeodUSA may resell their shares subject to the provisions of Rule 144, absent registration or another appropriate exemption.

Issuance and Resale of the Class A Common Stock Under the Plan

    In the event that McLeodUSA completes the restructuring pursuant to the Plan under Chapter 11 of the Bankruptcy Code, McLeodUSA also will rely on Section 1145 of the Bankruptcy Code, to the extent it is applicable, to exempt the issuance of the Class A common stock from the registration requirements of the Securities Act (and of any state securities or "blue sky" laws). Section 1145 exempts from registration the sale of a debtor's securities under a Chapter 11 plan if such securities are offered or sold in exchange for a claim against, or equity interest in, or a claim for an administrative expense in a case concerning, such debtor. In reliance upon this exemption, the Class A common stock generally will be exempt from the registration requirements of the Securities Act. Accordingly, recipients will be able to resell the Class A common stock without registration under the Securities Act or other federal securities laws, unless the recipient is an "underwriter" with respect to such securities, within the meaning of Section 1145(b) of the Bankruptcy Code. Section 1145(b) of the Bankruptcy Code defines "underwriter" as one who (a) purchases a claim with a view to distribution of any security to be received in exchange for the claim, or (b) offers to sell securities issued under a plan for the holders of such securities, or (c) offers to buy securities issued under a plan from persons receiving such securities, if the offer to buy is made with a view to distribution, or (d) is an "issuer" of the relevant security, as such term is used in Section 2(11) of the Securities Act.

    Notwithstanding the foregoing, statutory underwriters may be able to sell securities without registration pursuant to the resale limitations of Rule 144 under the Securities Act which, in effect, permits the resale of securities received by statutory underwriters pursuant to a Chapter 11 plan, subject to applicable volume limitations, notice and manner of sale requirements, and certain other conditions. Parties which believe they may be statutory underwriters as defined in Section 1145 of the Bankruptcy Code are advised to consult with their own counsel as to the availability of the exemption provided by Rule 144.

DESCRIPTION OF CAPITAL STOCK

Authorized and Outstanding Shares Before and After the Reverse Stock Split Proposal

    McLeodUSA's authorized capital stock currently consists of:

Capital Stock	Authorized	Outstanding as of November 5, 2001
Class A common stock	2 billion shares	627,734,497
Class B common stock	22 million shares	0
Series A preferred stock	1.15 million shares	1,149,375
Series D preferred stock	275,000 shares	275,000
Series E preferred stock	125,000 shares	125,000

    Although McLeodUSA intends to effect a 5-to-1 reverse split of the Class A common stock as part of the restructuring, the reverse stock split proposal if approved will not affect the number of authorized shares or the par value of the Class A common stock. The following table shows the principal effects of the proposed reverse stock split, based on the shares of Class A common stock outstanding as of November 5, 2001:

	Before Reverse Stock Split	After Reverse Stock Split
Number of Shares of Class A common stock:
Authorized	2,000,000,000	2,000,000,000
Outstanding November 5, 2001	627,734,497	N/A
Outstanding after completion of restructuring	N/A	378,759,890

Class A Common Stock

    Voting Rights.  Each holder of the Class A common stock shall be entitled to attend all special and annual meetings of the stockholders of McLeodUSA and, together with the holders of shares of Class B common stock and the holders of all other classes of stock entitled to attend and vote at such meetings, to vote upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders. Holders of the Class A common stock are entitled to one vote per share.

    Liquidation Rights.  In the event of any dissolution, liquidation or winding up of McLeodUSA, whether voluntary or involuntary, the holders of the Class A common stock, the holders of the Class B common stock and holders of any class or series of stock entitled to participate therewith, shall become entitled to participate in the distribution of any assets of McLeodUSA remaining after McLeodUSA shall have paid, or provided for payment of, all debts and liabilities of McLeodUSA and after McLeodUSA shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled.

    Dividends.  Dividends may be paid on the Class A common stock, the Class B common stock and on any class or series of stock entitled to participate therewith when and as declared by the Board.

Class B Common Stock

    Voting Rights.  Each holder of the Class B common stock shall be entitled to attend all special and annual meetings of stockholders of McLeodUSA and, together with the holders of shares of Class A common stock and the holders of all other classes of stock entitled to attend and vote at such meetings, to vote upon any matter or thing (including, without limitation, the election of one or more directors)

properly considered and acted upon by the stockholders. Holders of the Class B common stock are entitled to .40 vote per share.

    Liquidation Rights.  In the event of any dissolution, liquidation or winding up of McLeodUSA, whether voluntary or involuntary, the holders of the Class B common stock, the holders of the Class A common stock and holders of any class or series of stock entitled to participate therewith, shall become entitled to participate in the distribution of any assets of McLeodUSA remaining after McLeodUSA shall have paid, or provided for payment of, all debts and liabilities of McLeodUSA and after McLeodUSA shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled.

    Dividends.  Dividends may be paid on the Class B common stock, the Class A common stock and any class or series of stock entitled to participate therewith when and as declared by the Board.

    Conversion Into Class A Common Stock.  The shares of Class B common stock may be converted at any time at the option of the holder into fully paid and nonassessable shares of Class A common stock at the rate of one share of Class A common stock for each share of Class B common stock (as adjusted for any stock split).

Series A Preferred Stock

    Ranking.  The Series A preferred stock, with respect to dividend rights and rights on liquidation, dissolution or winding-up, ranks:

  •
  junior to all McLeodUSA debt obligations

  •
  junior to "Senior Stock," which is each class of McLeodUSA capital stock or series of preferred stock or Class II preferred stock established after the Series A preferred stock by the McLeodUSA board of directors that has terms which expressly provide that such class or series will rank senior to the Series A preferred stock

  •
  on a parity with "Parity Stock," which is each class of capital stock or series of preferred stock or Class II preferred stock established after the Series A preferred stock by the McLeodUSA board of directors that has terms which expressly provide that such class or series will rank on a parity with the Series A preferred stock (and which includes the Series D preferred stock and Series E preferred stock, as described below)

  •
  senior to "Junior Stock," which is all classes of McLeodUSA common stock, including McLeodUSA Class A common stock and Class B common stock, and any other class of McLeodUSA capital stock established after the Series A preferred stock by the McLeodUSA board of directors whose terms do not expressly provide that such class or series ranks senior to, or on a parity with, the Series A preferred stock

    Voting Rights.  The holders of Series A preferred stock, except as otherwise required under Delaware law or as provided in the Series A preferred stock certificate of designations, are not entitled to vote on any matter required or permitted to be voted upon by the McLeodUSA stockholders. If the Series A preferred stock does vote, each outstanding share of Series A preferred stock has one vote, excluding shares of Series A preferred stock held by McLeodUSA or any entity controlled by McLeodUSA, which shares have no votes. The Series A preferred stock certificate of designations provides that if dividends on the Series A preferred stock are in arrears and unpaid for six or more dividend periods, whether or not consecutive, then the holders of the outstanding shares of Series A preferred stock will be entitled to elect to serve on the McLeodUSA board of directors the lesser of (1) two additional members to the McLeodUSA board of directors or (2) that number of directors constituting at least 25% of the members of the McLeodUSA board of directors, and the number of members of the McLeodUSA board of directors will be immediately and automatically increased by that number. These voting rights will continue until all dividends in arrears on the Series A preferred stock are paid in full, at which time the term of any directors elected according to the provisions of this paragraph (subject to the right of holders of any other preferred stock to elect these directors) shall terminate and the number of directors constituting the McLeodUSA board of directors will be immediately and automatically decreased by that number (until the occurrence of any such subsequent event). While any shares of Series A preferred stock are outstanding, McLeodUSA may not authorize, create or increase the authorized amount of any class or series of Senior Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding-up without the consent of the holders of at least two-thirds of the outstanding shares of Series A preferred stock. McLeodUSA may, however, without the consent of any holder of Series A preferred stock, create additional classes of capital stock or issue series of Parity Stock or Junior Stock.

    Liquidation Preference.  Upon the voluntary or involuntary liquidation, dissolution or winding-up of McLeodUSA, and subject to the rights of the creditors of McLeodUSA and holders of Senior Stock and Parity Stock, each holder of Series A preferred stock will be entitled to be paid, out of the assets of McLeodUSA available for distribution to stockholders, an amount equal to the liquidation preference of $250 per share of Series A preferred stock held by the holder, plus accumulated and unpaid dividends on the Series A preferred stock to the date fixed for liquidation, dissolution or winding-up (including an amount equal to a prorated dividend for the period from the last dividend payment date to the date fixed for liquidation, dissolution or winding-up) before any distribution is made on any Junior Stock, including McLeodUSA Class A common stock.

    Dividends.  Subject to the rights of any holders of Senior Stock and Parity Stock, holders of shares of Series A preferred stock will be entitled to receive, when, as and if declared by the McLeodUSA board of directors out of funds of McLeodUSA legally available for payment, cumulative dividends at the annual rate of 6.75% per share on the liquidation preference of $250 per share of Series A preferred stock (equivalent to $16.875 per share annually). Dividends on the Series A preferred stock are payable quarterly and accrue from the most recent date as to which dividends have been paid. Any dividend on the Series A preferred stock shall be, at the option of McLeodUSA, payable (1) in cash or (2) through the issuance of shares of McLeodUSA Class A common stock.

    Conversion into McLeodUSA Class A Common Stock; No Other Preemptive or Conversion Rights.  Shares of Series A preferred stock are convertible, in whole or in part, at any time, at the option of the holders of the Series A preferred stock, into shares of McLeodUSA Class A common stock at the conversion price of $9.69 per share, subject to adjustment upon the happening of various events. This amount is referred to herein as the Conversion Price. McLeodUSA has the option to convert all of the shares of Series A preferred stock into shares of McLeodUSA Class A common stock at the Conversion Price if, on or after August 15, 2002, the closing price of McLeodUSA Class A common stock has equaled or exceeded 135% of the Conversion Price for at least 20 out of 30 consecutive days on which The Nasdaq National Market is open for the transaction of business. Except for this conversion right, the holders of the Series A preferred stock have no preemptive or preferential right to purchase or subscribe to stock, obligations, warrants or any other securities of any class of McLeodUSA.

    Provisional Redemption.  McLeodUSA may redeem Series A preferred stock at a redemption price of 104.5% of the liquidation preference, plus accumulated and unpaid dividends, if any, to the redemption date, on or after August 15, 2001, but prior to August 15, 2002, if the closing price of McLeodUSA Class A common stock equals or exceeds 150% of the Conversion Price for at least 20 trading days within any 30 trading day period. This type of redemption is called a Provisional Redemption. If McLeodUSA undertakes a Provisional Redemption, the holders of shares of Series A preferred stock that are called for redemption also will receive a payment (referred to as the "additional payment") in an amount equal to the present value of the aggregate value of the dividends that would thereafter have been payable on the Series A preferred stock (whether or not such dividends have been declared) for the period from the date of the Provisional Redemption to August 15, 2002. McLeodUSA may effect any Provisional Redemption, in whole or in part, at its option, by payment of the redemption price, including any additional payment, in cash, through delivery of shares of McLeodUSA Class A common stock or a combination thereof, subject to applicable law.

    Optional Redemption.  Except under the foregoing circumstances for a Provisional Redemption, and except under certain circumstances set forth in the McLeodUSA certificate of incorporation (as set forth below), McLeodUSA may not redeem the Series A preferred stock prior to August 15, 2002. Thereafter, each share of the Series A preferred stock may be redeemed, at the option of McLeodUSA, in whole or in part, at any time or from time to time at the following redemption prices, plus accumulated and unpaid dividends, if any, to the date fixed for redemption, payable in cash. This type of redemption is referred to herein as an Optional Redemption. If redeemed during the 12-month period commencing on August 15 (or, if such date is not a date on which The Nasdaq National Market is open for business, then on the next day The Nasdaq National Market is open for business) of the years set forth below, the Optional Redemption prices, expressed as a percentage of the liquidation preference per share, shall be:

Year	Period Redemption Price
2002	103.3750%
2003	102.2500%
2004	101.1250%
2005 and thereafter	100.0000%

    Notwithstanding any of the foregoing provisions relating to a Provisional Redemption or an Optional Redemption, the McLeodUSA certificate of incorporation provides that McLeodUSA may redeem shares of any class of its capital stock (including the Series A preferred stock) to the extent necessary to prevent the loss or secure the reinstatement of any license, operating authority or franchise from any governmental agency. Any redemption of shares of Series A preferred stock under such circumstances will be at the price, and on the other terms and conditions, specified in the McLeodUSA certificate of incorporation. These provisions are described below under "—Certain Charter and Statutory Provisions—Mandatory Redemption."

Series D and Series E Preferred Stock

    Ranking.  The Series D and Series E preferred stock, with respect to dividend rights and rights on liquidation, dissolution or winding-up, ranks:

  •
  junior to all McLeodUSA's debt obligations;

  •
  junior to "Senior Stock," which is each class of McLeodUSA capital stock or series of preferred stock or Class II preferred stock established after the Series D and Series E preferred stock by the McLeodUSA board of directors that has terms which expressly provide that such class or series will rank senior to the Series D and Series E preferred stock;

  •
  on a parity with "Parity Stock," which is each class of capital stock or series of preferred stock or Class II preferred stock established after the Series D and Series E preferred stock by the McLeodUSA board of directors that has terms which expressly provide that such class or series will rank on a parity with the Series D and Series E preferred stock; and

  •
  senior to "Junior Stock," which is all classes of McLeodUSA's common stock, including Class A common stock and Class B common stock, and any other class of capital stock established after the Series D and Series E preferred stock by the McLeodUSA board of directors whose terms do not expressly provide that such class or series ranks senior to, or on a parity with, the Series D and Series E preferred stock.

    Voting Rights.  The holders of Series D preferred stock, except as otherwise required under Delaware law or as provided in the Series D preferred stock certificate of designations, are not entitled to vote on any matter required or permitted to be voted upon by the McLeodUSA stockholders other than, voting separately as a series, to designate and elect two directors to the McLeodUSA board of directors. However:

  •
  the entitlement of the holders of Series D preferred stock to designate two directors for election to the McLeodUSA board of directors, and the exclusive right of the holders of Series D preferred stock to vote, separately as a series, for the election of such designees to the McLeodUSA board of directors, shall cease immediately upon less than 110,000 shares of Series D preferred stock being outstanding, and the holders of the outstanding shares of the Series D preferred stock shall be entitled to designate one director for election to the McLeodUSA board of directors and, voting separately as a series, shall have the exclusive right to vote for the election of such designee to the McLeodUSA board of directors, and to designate one non-voting board observer, for as long as, and only for so long as, less than 110,000 shares of Series D preferred stock but more than 55,000 shares of Series D preferred stock remain outstanding;

  •
  the entitlement of the holders of outstanding shares of Series D preferred stock to designate one director for election to the McLeodUSA board of directors, and the exclusive right of the holders of outstanding shares of Series D preferred stock to vote separately as a series for the election of such designee to the McLeodUSA board of directors, and the exclusive right of the holders of outstanding shares of Series D preferred stock to designate one non-voting board observer, and the rights of such non-voting board observer, shall cease immediately upon 55,000 or fewer shares of Series D preferred stock being outstanding, and the holders of the outstanding shares of Series D preferred stock shall be entitled to designate two non-voting board observers for as long as, and only for as long as, 55,000 or fewer (but at least one) shares of Series D preferred stock remain outstanding; and

  •
  immediately upon no shares of Series D preferred stock being outstanding, the entitlement of the holders of Series D preferred stock to designate two non-voting board observers, and the rights of such board observers, shall cease.

    In exercising any such votes, each outstanding share of Series D preferred stock has one vote.

    The holders of Series E preferred stock, except as otherwise required under Delaware law or as provided in the Series E preferred stock certificate of designations, are not entitled to vote on any matter required or permitted to be voted upon by McLeodUSA's stockholders other than, voting separately as a series, to designate and elect one non-voting board observer to McLeodUSA's board of directors for so long as any shares of Series E preferred stock remain issued and outstanding.

    The Series D preferred stock certificate of designations also provide that if McLeodUSA has failed to discharge a redemption obligation as required under the Series D preferred stock certificate of designations of if McLeodUSA issues Senior Securities without the required consent of the holders of Series D preferred stock, then the holders of the outstanding shares of Series D preferred stock will be entitled to elect one additional director to serve on the McLeodUSA board of directors, and the number of members of the board of directors will be immediately and automatically increased by this number. In the case of failure to discharge the redemption obligation, these voting rights will continue until such time as such redemption obligation is fulfilled at which time the term of the director elected according to the provisions of this paragraph shall terminate and the number of directors constituting the board of directors will be immediately and automatically decreased (until the occurrence of any such subsequent event). The Series E preferred stock certificate of designations provides for similar voting rights with respect to the Series E preferred stock.

    The Series D preferred stock certificate of designations also provides that without the consent of a majority of the outstanding shares of the Series preferred stock, McLeodUSA may not amend, alter or repeal any provision of its certificate of incorporation or the Series D certificate of designations so as to adversely affect the preferences, rights or powers of the Series D preferred stock or to authorize the issuance of, or to issue any, additional shares of Series D preferred stock, provided that any amendment to change the dividend or the liquidation preference of the Series D preferred stock will require the written consent of the holders of two-thirds of the outstanding shares of Series D preferred stock. The Series D preferred stock certificate of designations also provides that the consent of a majority of the outstanding shares of Series D preferred stock is required for McLeodUSA to (i) create, authorize or issue any Senior Securities, (ii) declare, pay or set apart for payment any dividends in cash on Junior Securities (other than dividends on common stock which are, at the same time, also declared and paid on shares of Series D preferred stock), (iii) declare or make a distribution in cash upon Junior Securities (other than distributions on common stock which are, at the same time, also declared and made on shares of Series D preferred stock or (iv) redeem, purchase or otherwise acquire in exchange for cash any Junior Securities. The Series E preferred stock certificate of designations provides for similar voting rights with respect to the Series E preferred stock.

    Liquidation.  Upon the voluntary or involuntary liquidation, dissolution or winding-up of McLeodUSA, and subject to the rights of the creditors of McLeodUSA and holders of Senior Stock and Parity Stock, the holders of the Series D and Series E preferred stock taken together will be entitled to be paid, out of the assets of McLeodUSA available for distribution to stockholders, an amount equal to the greater of (1) the liquidation preference of $2,500 per share of Series D and Series E preferred stock or (2) the aggregate amount that would have been received with respect to the shares of Series D and Series E preferred stock if these shares had been converted to Class A common stock immediately prior to the liquidation, dissolution or winding-up, before any distribution is made on any Junior Stock, including Class A common stock. If, upon any liquidation, dissolution or winding-up, the assets or proceeds of McLeodUSA, shall be insufficient to pay in full the amounts under clause (1) of the preceding sentence and liquidating payments on all Parity Securities, then the assets or proceeds, shall (A) be distributed among the shares of Series D and Series E preferred stock taken together and all other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares and any other Parity Securities if all amounts payable thereon were paid in full and (B) the amount distributable under clause (A) to the Series D and Series E preferred stock taken together, shall be distributed to the holders of the Series D and Series E preferred stock according to the formulas specified in the Series D preferred stock certificate of designations and Series E preferred stock certificate of designations.

    Dividends.  If at any time prior to October 1, 2006, McLeodUSA pays a dividend in cash or property other than in shares of capital stock on its Class A common stock then McLeodUSA must also declare and pay a dividend on the Series D and Series E preferred stock in an amount equal to that which would have been paid if the Series D and Series E preferred stock taken together had been converted into Class A common stock on the date established as the record date with respect to such dividend on the Class A common stock. The dividend shall be distributed to the holders of the Series D and Series E preferred stock according to the formulas specified in the Series D preferred stock certificate of designations and Series E preferred stock certificate of designations.

    Conversion.  Pursuant to the Series D certificate of designation, the holders of shares of Series D Preferred have the right, generally, at any time, to convert any or all outstanding shares of Series D Preferred into fully paid and non-assessable shares of Common Stock ("Optional Conversion"). Upon any Optional Conversion, a proportional amount, based on the percentage of each series of shares outstanding, of the Series E Preferred will automatically convert. In addition, if, at any time on or after September 30, 2006, the sixty trading day average of Class A common stock is equal to or greater than the product of (x) 1.01 and (y) the Conversion Price (as defined below), then McLeodUSA will have the right to declare that all outstanding shares of Series D Preferred will be automatically converted into shares of Class A common stock ("Mandatory Conversion"). Upon a Mandatory Conversion all of the shares of Series E preferred stock will also automatically convert into Class A common stock. Upon any Optional Conversion or Mandatory Conversion, the outstanding shares of Series D Preferred and Series E Preferred taken together will be convertible into a number of shares of Common Stock determined pursuant to a formulas specified in the Series D preferred stock certificate of designations and the Series E preferred stock certificate of designations, which formulas utilize a conversion price of $6.10 (subject to adjustment, the "Conversion Price"). The Aggregate Conversion Shares shall be allocated among the holders of the Series D and Series E preferred stock according to the formulas specified in the Series D preferred stock certificate of designations and Series E preferred stock certificate of designations.

    Redemption.  To the extent McLeodUSA has funds legally available therefor, during the 180-day period commencing on September 30, 2009, the holders of the Series D and Series E Preferred will have the right to cause McLeodUSA to redeem at any time (the date of any such redemption, the "Redemption Date") outstanding shares of Series D preferred stock. Upon any such election McLeodUSA will be required to redeem a proportional amount of the Series E preferred stock. On any Redemption Date, the holders of shares of Series D and Series E preferred stock being redeemed on such date, taken together, will be entitled to receive an amount in cash equal to $2500 multiplied by the number of such shares of Series D and Series E preferred stock (the "Aggregate Redemption Amount"). The Aggregate Redemption Amount shall be allocated among the holders of the Series D and Series E preferred stock according to the formulas specified in the Series D preferred stock certificate of designations and Series E preferred stock certificate of designations.

    Upon the consummation of the restructuring, McLeodUSA will have the following series of preferred stock outstanding:

Series F Preferred Stock

    The Series F preferred stock is mandatorily convertible into shares of Class A common stock on the 60th day following the effective date of the restructuring in an amount equal to (x) $10.00 divided by the average share price of Class A common stock calculated as the mathematical average of the closing price per share of Class A common stock on 10 randomly selected trading days during the 60-day period following the effective date of the restructuring (excluding the 2 high and 2 low prices and taking an average of the remaining 6) multiplied by (y) 10 million shares.

Series G Preferred Stock

    Voting Rights.  Without the consent of Forstmann Little, McLeodUSA cannot (i) amend, alter or repeal any provision of the certificate of incorporation or the certificate of designation of the Series G preferred in any manner adverse to Series G or (ii) to authorize or issue any additional shares of Series G preferred stock. In addition, the Series G preferred stock votes as follows:

  •
  If Forstmann Little owns at least 40% of the Class A common stock it will own upon consummation of the restructuring (the "Base Amount"), Forstmann Little will have the right to designate 2 members of the board of directors.

  •
  If Forstmann Little owns less than 40%, but more than 20%, of the Base Amount, Forstmann Little will have the right to designate 1 member of the board of directors and 1 non-voting observer to the board of directors.

  •
  If Forstmann Little owns 20% or less, but at least 10%, of the Base Amount, Forstmann Little will have the right to designate 1 non-voting observer to the board of directors.

  •
  If Forstmann Little owns less than 10% of the Base Amount, Forstmann Little will have no rights to designate either members of the board of directors or non-voting observers to the board of directors.

    Other Rights and Powers.  Other than as set forth herein, the Series G preferred stock has no other relative, participating, optional or other special rights or powers.

    Restrictions on Transfer; Cancellation.  Forstmann Little may not transfer any shares of Series G preferred stock. If any shares of Series G preferred stock are transferred, such shares will be immediately cancelled. At such time as Forstmann Little no longer beneficially owns at least 10% of the share of Class A common stock owned by it on the effective date of the restructuring, or on a change of control of McLeodUSA, all shares of Series G preferred stock still outstanding will be immediately cancelled.

MARKET FOR MCLEODUSA'S COMMON EQUITY AND RELATED
STOCKHOLDER MATTERS

    McLeodUSA's Class A common stock is traded on The Nasdaq Stock Market. The Class A common stock is traded under the symbol MCLD. The following table sets forth the range of high and low closing prices for McLeodUSA's Class A common stock for the periods indicated, as reported by Nasdaq:

	2001		2000		1999
	High	Low	High	Low	High	Low
First Quarter	22.563	8.250	35.938	16.500	7.375	5.063
Second Quarter	10.290	2.180	29.500	13.688	10.319	7.281
Third Quarter	4.590	.270	25.125	10.500	14.250	7.542
Fourth Quarter (For 2001, as of December 3)	1.100	0.390	19.500	11.500	21.125	12.208

    McLeodUSA has never paid a cash dividend on its Class A common stock and does not anticipate paying these dividends in the foreseeable future.

    As of the Voting Record Date, there were approximately [  •  ] holders of record of McLeodUSA's Class A common stock. The number of beneficial common stockholders of record as of that date was approximately [  •  ].

    On December 3, 2001, the day immediately prior to the date that McLeodUSA announced its intention to pursue a restructuring, the closing sale price for the Class A common stock was $0.52 per share.

Stockholders' Agreements

    On March 10, 2000, McLeodUSA entered into a further amendment and restatement of a stockholders' agreement originally entered into on November 18, 1998 with several of McLeodUSA's significant stockholders consisting of Alliant Energy Corporation and various of its affiliates, Clark and Mary McLeod, and Richard Lumpkin and various other parties related to Mr. Lumpkin.

    The further amended and restated November 1998 stockholders' agreement provides, among other things, that:

  •
  until December 31, 2001, the parties will not sell any of McLeodUSA's equity securities, or any other securities convertible into or exchangeable for McLeodUSA's equity securities, without receiving the prior written consent of McLeodUSA's board of directors, except for transfers of the restricted securities specifically permitted by the agreement;

  •
  to the extent McLeodUSA's board of directors approves a transfer of McLeodUSA's equity securities by a party, the other parties are automatically granted transfer rights;

  •
  McLeodUSA's board of directors will determine on a quarterly basis the aggregate number, if any, of shares of Class A common stock, not to exceed in the aggregate 900,000 shares per quarter, that the parties may sell during designated trading periods following the release of McLeodUSA's quarterly financial results;

  •
  to the extent McLeodUSA's board of directors grants registration rights to a party in connection with a sale of McLeodUSA's securities by that party, it will grant similar registration rights to the other parties;

  •
  McLeodUSA's board of directors will determine for 2001 the aggregate number, if any, of shares of Class A common stock, not to exceed in the aggregate on a per year basis a number of shares equal to 15% of the total number of shares of Class A common stock beneficially owned by the parties as of December 31, 1998, to be registered by McLeodUSA under the Securities Act for sale by the parties;

  •
  in any underwritten offering of shares of Class A common stock, other than an offering on a registration statement on Form S-4 or Form S-8 or any other form which would not permit the inclusion of shares of Class A common stock owned by the parties, McLeodUSA's Board of Directors will determine the aggregate number, if any, of shares of Class A common stock, not to exceed on a per year basis a number of shares equal to 15% of the total number of shares of Class A common stock beneficially owned by the parties as of December 31, 1998, to be registered by McLeodUSA for sale by the parties in the offering;

  •
  McLeodUSA may subsequently determine not to register any shares of the parties under the Securities Act and may either not file a registration statement or otherwise withdraw or abandon a registration statement previously filed.

    Under the further amended and restated November 1998 stockholders' agreement, as amended, each party also agreed, until it owns less than 7,500,000 shares of Class A common stock, to vote its shares and take all action within its power to:

  •
  establish the size of McLeodUSA's Board of Directors at up to 15 directors;

  •
  cause to be elected to McLeodUSA's Board of Directors one director designated by Alliant Energy for so long as it owns at least 7,500,000 shares of Class A common stock;

  •
  cause to be elected to McLeodUSA's Board of Directors three directors who are executive officers of McLeodUSA designated by Clark McLeod for so long as Clark and Mary McLeod collectively own at least 7,500,000 shares of Class A common stock;

  •
  cause Richard Lumpkin to be elected to McLeodUSA's Board of Directors for so long as Richard Lumpkin and various other parties related to Mr. Lumpkin collectively own at least 7,500,000 shares of Class A common stock;

  •
  cause to be elected to McLeodUSA's Board of Directors up to ten non-employee directors nominated by the Board.

    The further amended and restated November 1998 stockholders' agreement terminates on December 31, 2001.

    On March 10, 2000, McLeodUSA also entered into a further amendment and restatement of a stockholders' agreement originally entered into on January 7, 1999 with the parties to the stockholders' agreement described above and M/C Investors L.L.C. and Media/Communications Partners III Limited Partnership in connection with the acquisition by McLeodUSA of Ovation Communications, Inc.

    The further amended and restated January 1999 stockholders' agreement provides that, until December 31, 2001, the M/C entities will not sell any equity securities, or any other securities convertible into or exchangeable for McLeodUSA's equity securities, received pursuant to McLeodUSA's acquisition of Ovation Communications, without receiving the prior written consent of McLeodUSA's Board of Directors, except for transfers of the restricted securities specifically permitted by the agreement. The further amended and restated January 1999 stockholders' agreement also contains various provisions intended to insure that the M/C entities and the parties to the further amended and restated November 1998 stockholders' agreement are treated on a basis generally similar to one another in connection with permitted sales and registration of McLeodUSA's securities under such agreements. In addition, for so long as the M/C entities own at least 7,500,000 shares of Class A common stock, the M/C entities have agreed to vote their shares in accordance with the voting agreement contained in the further amended and restated November 1998 stockholders' agreement, as amended, and the other parties have agreed to vote their shares to cause to be elected to McLeodUSA's board of directors one director designated by the M/C entities.

    The further amended and restated January 1999 stockholders' agreement terminates on December 31, 2001.

    See "Restructuring—Agreements with Forstmann Little."

Certain Charter Provisions

  Classified Board

    McLeodUSA's certificate of incorporation provides for the division of the McLeodUSA board of directors into three classes of directors, serving staggered three-year terms. McLeodUSA's certificate of incorporation further provides that the approval of the holders of at least two-thirds of the shares entitled to vote on the certificate of incorporation and the approval of a majority of the entire McLeodUSA board of directors are necessary for the alteration, amendment or repeal of specific sections of McLeodUSA's certificate of incorporation relating to the election and classification of the McLeodUSA board of directors, limitation of director liability, indemnification and the vote requirements for these amendments to the McLeodUSA certificate of incorporation. These provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of McLeodUSA.

  Mandatory Redemption

    McLeodUSA's certificate of incorporation empowers the McLeodUSA board of directors to redeem any of McLeodUSA's outstanding capital stock at a price determined by the McLeodUSA board of directors, which price will be at least equal to the lesser of:

  •
  fair market value, as determined in accordance with the McLeodUSA certificate of incorporation, or

  •
  in the case of a "Disqualified Holder," such holder's purchase price, if the stock was purchased within one year of such redemption,

to the extent necessary to prevent the loss or secure the reinstatement of any license, operating authority or franchise from any governmental agency. A "Disqualified Holder" is any holder of shares of stock of McLeodUSA whose holding of McLeodUSA's stock may result in the loss of, or failure to secure the reinstatement of, any license or franchise from any governmental agency held by McLeodUSA or any of its subsidiaries to conduct any portion of the business of McLeodUSA or any of its subsidiaries. Under the Telecommunications Act of 1996, non-U.S. citizens or their representatives, foreign governments or their representatives, or corporations organized under the laws of a foreign country may not own, in the aggregate, more than 20% of a common carrier licensee or more than 25% of the parent of a common carrier licensee if the FCC determines that the public interest would be served by prohibiting this ownership.

  Unanimous Written Consent to Stockholder Action Without a Meeting

    The McLeodUSA certificate of incorporation provides that no corporate stockholder action may be taken without a meeting of stockholders unless there is unanimous written consent of McLeodUSA's stockholders, except to the extent otherwise provided under the terms of any series of McLeodUSA's preferred stock.

  Amendment of Bylaws

    The McLeodUSA board of directors is expressly authorized and empowered to adopt, amend and repeal McLeodUSA's Bylaws.

THE PLAN

    MCLEODUSA HAS NOT COMMENCED A CHAPTER 11 CASE, NOR HAS IT TAKEN ANY CORPORATE ACTION AUTHORIZING THE COMMENCEMENT OF SUCH A CASE. HOWEVER, MCLEODUSA MAY COMMENCE A CHAPTER 11 CASE UNDER THE BANKRUPTCY CODE IN ORDER TO RESTRUCTURE ITS FINANCIAL AFFAIRS. THIS PROXY/DISCLOSURE STATEMENT SOLICITS YOUR ADVANCE ACCEPTANCE OF THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS PROXY/DISCLOSURE STATEMENT AS APPENDIX I, AND CONTAINS IMPORTANT INFORMATION RELEVANT TO YOUR DECISION TO ACCEPT THE PLAN. PLEASE READ THE PLAN COMPLETELY AND CAREFULLY.

    In order to enhance the likelihood that McLeodUSA will succeed in its restructuring efforts, McLeodUSA has formulated the Plan for the reorganization of McLeodUSA under Chapter 11 of the Bankruptcy Code. The Plan generally provides the same benefits to McLeodUSA and its Stockholders of the Notes as would the consummation of the Reclassification and the Reverse Stock Split (each as defined below). In the event that sufficient proxies have not been received from Stockholders to permit consummation of the Out-of-Court Restructuring, but sufficient Ballots signifying acceptance of the Plan, in the judgment of the board of directors of McLeodUSA, are received to confirm the Plan, McLeodUSA may file a voluntary petition under Chapter 11 of the Bankruptcy Code and use such acceptances to confirm the Plan. If the Plan is confirmed and consummated, all Stockholders would receive the same consideration as they would have received in the Out-of-Court Restructuring, whether or not they vote for the acceptance of the Plan.

Glossary

    Set forth below is a glossary of certain terms used in the description of the Plan. To the extent that terms are defined in this Glossary and also elsewhere in this Proxy/Disclosure Statement, for the purposes of this Section, the definitions in this Glossary shall be the controlling definitions. To the extent not defined in this Glossary or otherwise defined in this Proxy/Disclosure Statement, capitalized terms used in the description of the Plan have the meanings ascribed to such terms in Article I of the Plan.

Administrative Claim	means a Claim for costs and expenses of administration of the Chapter 11 Case Allowed under Section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to Section 507(a)(1) of the Bankruptcy Code, including, but not limited to: (a) any actual and necessary costs and expenses incurred after the Petition Date of preserving McLeodUSA's Estate and operating the businesses of McLeodUSA (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises) and Claims of governmental units for taxes (including tax audit Claims related to tax years commencing after the Petition Date, but excluding Claims relating to tax periods, or portions thereof, ending on or before the Petition Date); (b) compensation for legal, financial, advisory, accounting and other services and reimbursement of expenses Allowed by the Bankruptcy Court under Section 330, 331 or 503(b) of the Bankruptcy Code to the extent incurred prior to the Effective Date; (c) all fees and charges assessed against McLeodUSA's Estate under Section 1930, Chapter 123 of Title 28, United States Code; and (d) Claims under the DIP Credit Agreement.

Allowed	means, when used in reference to a Claim or Interest within a particular Class, an Allowed Claim or Allowed Interest of the type described in such Class.
Allowed Claim
means a Claim or any portion thereof (a) that has been allowed by a Final Order, or (b) as to which, on or by the Effective Date, (i) no proof of claim has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is Scheduled, other than a Claim that is Scheduled at zero, in an unknown amount, or as disputed, or (c) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by the Plan, the Bankruptcy Code or by any order of the Bankruptcy Court or (ii) any objection to its allowance has been settled, withdrawn, or denied by a Final Order, or (d) that is expressly allowed in a liquidated amount in the Plan.
Allowed Interest	means any interest that (a) is registered as of the Distribution Record Date in a stock register maintained by or on behalf of McLeodUSA and (b) is not a Disputed Interest.
Amended Certificate of Incorporation and By-Laws	means Reorganized McLeodUSA's certificate of incorporation and by-laws, as amended by the Plan.
Ballot	means each of the ballot forms distributed to each holder of an Impaired Claim or Impaired Interest on which the holder is to indicate acceptance or rejection of the Plan.
Bank Agents	means the agents under the Credit Agreement.
Bankruptcy Code	means the Bankruptcy Reform Act of 1978, as codified in Title 11 of the United States Code, 11 U.S.C. §§101-1330, as now in effect or hereafter amended.
Bankruptcy Court
means the United States District Court having jurisdiction over the Chapter 11 Case and, to the extent any reference is made pursuant to Section 157 of Title 28 of the United States Code or the General Order of the District Court pursuant to Section 151 of Title 28 of the United States Code, the bankruptcy unit of such District Court.
Bankruptcy Rules
means, collectively, the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Case or proceedings therein, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Case or proceedings therein, as the case may be.
Bar Date	means the date, if any, designated by the Bankruptcy Court as the last dates for filing proofs of Claim or Interest against McLeodUSA.
Business Day	means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

Cash	means legal tender of the United States of America and equivalents thereof.
Chapter 11 Case	means the case under Chapter 11 of the Bankruptcy Code commenced by McLeodUSA in the Bankruptcy Court.
Claim	means a "claim" as defined in Section 101(5) of the Bankruptcy Code.
Claims Objection Deadline
means the first Business Day that is the latest of (a) 120 days after the Effective Date; (b) as to a particular Claim, 60 days after the filing of a proof of claim for, or request for payment of, such Claim; or (c) such later date as may be established by the Bankruptcy Court for cause shown by Reorganized McLeodUSA.
Class	means a category of holders of Claims or Interests, as described in Article II of the Plan.
Confirmation Date	means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.
Class A Common Stock	means that certain Class A common stock, par value $.01, issued by McLeodUSA prior to the Petition Date.
Class 7 Solicitation Order	means a Final Order of the Bankruptcy Court or other Court of competent jurisdiction providing that Class 7 is deemed to have rejected the Plan and is not entitled to vote on the Plan.
Confirmation Hearing	means the hearing held by the Bankruptcy Court pursuant to Section 1128 of the Bankruptcy Code to consider confirmation of the Plan, as such hearing may be adjourned or continued from time to time.
Confirmation Order	means the order of the Bankruptcy Court confirming the Plan pursuant to Section 1129 of the Bankruptcy Code.
Credit Agreement	means that certain Credit Agreement dated as of May 31, 2000, between McLeodUSA, as borrower, and the entities identified as the "Lenders" therein, as amended.
DIP Credit Agreement
means the credit facility to be entered into by McLeodUSA, as borrower, and those entities identified as "Lenders" therein, as amended, modified or supplemented, for the purpose of financing McLeodUSA's operations as debtor-in-possession in the Chapter 11 Case.
DIP Facility Claims	means a Claim of a DIP Lender for amounts outstanding under the DIP Credit Agreement.
DIP Lenders	means those entities identified as "Lenders" in the DIP Credit Agreement and their respective successors and assigns.

Dilution
means dilution subsequent to the Effective Date (a) to the extent necessary to give effect to the exercise of any stock options or warrants or conversion of preferred stock to common stock or (b) otherwise as a result of the issuance of common stock, implementation of management incentive programs, or other action taken by the board of directors of Reorganized McLeodUSA, including, but not limited to, action taken in furtherance of the Management Incentive Plan.
Disbursing Agent	means Reorganized McLeodUSA, or any party designated by Reorganized McLeodUSA, to serve as disbursing agent under the Plan.
Disputed Claim
means a Claim, or any portion thereof, that is not an Allowed Claim and includes, without limitation, Claims that (a) have not been Scheduled by McLeodUSA or have been Scheduled at zero, or as contingent, unliquidated, or disputed, or (b) are the subject of an objection filed in the Bankruptcy Court and which objection has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.
Disputed Claim Amount
means (a) with respect to contingent or unliquidated Claims, the amount estimated by the Bankruptcy Court for purposes of distributions in respect of such Claims in accordance with Section 502(c) of the Bankruptcy Code; or (b) the amount set forth in a timely Filed proof of claim.
Disputed Claims Reserve	means the reserve of Class A common stock established and maintained by Reorganized McLeodUSA on account of Disputed Claims.
Disputed Interest
means an interest, or any portion thereof, that is not an Allowed Interest and includes, without limitation, Interests that (a) have not been Scheduled by McLeodUSA or have been Scheduled at zero, or as contingent, unliquidated, or disputed, or (b) are the subject of an objection filed in the Bankruptcy Court and which objection has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.
Disputed Interest Amount	means, with respect to a Disputed Interest, the number of shares set forth in a timely Filed proof of interest.
Disputed Interest Reserve	means the reserve of Class A common stock established and maintained by Reorganized McLeodUSA on account of Disputed Interests.
Distribution Date	means the date, within 30 days after the Effective Date, upon which the initial distributions will be made to holders of Allowed Claims and Allowed Interests.
Distribution Record Date	means the Confirmation Date.
Effective Date	means the Business Day the Plan becomes effective as provided in Article IX in the Plan.
Estate	means the estate of McLeodUSA created under Section 541 of the Bankruptcy Code.

Exit Facility
means that certain exit revolving credit facility in the aggregate principal amount of $160 million to be provided to Reorganized McLeodUSA on the Effective Date pursuant to the terms of the New Credit Agreement.
Exit Lenders	means those entities identified as "Lenders" with respect to the Exit Facility in the New Credit Agreement and their respective successors and assigns.
Fee Claim
means an Administrative Claim under Section 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other entity for services rendered or expenses incurred in the Chapter 11 Case on or prior to the Effective Date.
File, Filed or Filing	means file, filed or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Case.
Final Order
means an order or judgment, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification, or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.
Forstmann Little
means one or more of Forstmann Little & Co., Forstmann Little & Co. Equity Partnership—VII, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VIII, L.P., Forstmann Little & Co. Equity Partnership—V, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VI, L.P., and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VII, L.P. and their affiliates.
General Unsecured Claim	means a Claim that is not a Senior Secured Lender Claim, Other Secured Claim, Non-Tax Priority Claim, or Note Claim.
Holder
means an entity holding a Claim or Interest and, with respect to Note Claims, the beneficial holder as of the applicable Voting Record Date or any authorized agent who has completed and executed a Ballot or on whose behalf a Master Ballot has been completed and executed in accordance with the voting instructions.
Impaired	means, when used in reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of Section 1124 of the Bankruptcy Code.
Indentures
means the Indentures dated as of March 4, 1997, July 21, 1997, March 16, 1998, October 30, 1998, February 22, 1999, December 5, 2000, and January 15, 2001, between McLeodUSA, as issuer, and the Notes Trustee, as trustee, relating to the Notes, as amended from time to time.
Litigation Claims	means the claims, rights of action, suits or proceedings, whether in law or in equity, whether known or unknown, that McLeodUSA or its Estate may hold against any person.

Management Incentive Plan	means a management incentive plan to be adopted by the board of directors of Reorganized McLeodUSA on the Effective Date in accordance with the terms herein described and in the Plan Supplement.
Master Ballot	means the ballot distributed to holders of record of the Notes to record the votes of the beneficial holders of the Notes.
McLeodUSA	means McLeodUSA Incorporated.
McLeodUSA Holdings	means McLeodUSA Holdings, Inc., a Delaware corporation.
New Credit Agreement	means that certain credit agreement governing the Exit Facility between Reorganized McLeodUSA, as borrower, those entities identified as guarantors in the New Credit Agreement, and the Exit Lenders.
New Director Preferred Stock
means 10 shares of new voting preferred stock of Reorganized McLeodUSA to be issued to Forstmann Little on the Effective Date with a $1.00 liquidation preference and the right to vote to elect two (2) directors and one (1) observer to Reorganized McLeodUSA's Board of Directors.
New Preferred Stock
means 10,000,000 shares of preferred stock of Reorganized McLeodUSA, each with a liquidation preference of $10.00, no dividend, and each of which shall be mandatorily convertible into shares of Class A common stock on the 60th day following the Effective Date of the Plan in an amount equal to the liquidation preference divided by the average share price of the Class A common stock, calculated by taking the closing price per share of such Class A common stock on 10 randomly selected trading days during the 60-day period following the Effective Date of the Plan, discarding the two highest and the two lowest prices and taking the mathematical average of the remaining six prices.
New Warrants
means 18,937,995 (eighteen million nine hundred thirty-seven thousand nine hundred ninety-five) warrants, each of which (i) shall entitle its holder to purchase one share of Class A common stock at an exercise price equal to 150% of the average share price of the Class A common stock, calculated by taking the closing price per share of such Class A common stock on 10 randomly selected trading days during the 60-day period following the Effective Date of the Plan, discarding the two highest and the two lowest prices and taking the mathematical average of the remaining six prices, and (ii) shall expire on the fifth anniversary after the Effective Date.
Non-Tax Priority Claim	means a Claim, other than an Administrative Claim or Priority Tax Claim, that is entitled to priority in payment pursuant to Section 507(a) of the Bankruptcy Code.
Note Claim	means a Claim arising from or related to the Notes.
Notes Trustee	means The Bank of New York as successor trustee to the United States Trust Company of New York under the Indentures.

Notes
means those certain (i) 10 1/2% Senior Discount Notes due March 1, 2007 issued by McLeodUSA under that certain Indenture dated March 4, 1997; (ii) 9 1/4% Notes due July 15, 2007 issued by McLeodUSA under that certain Indenture dated July 21, 1997; (iii) 8 3/8% Notes due March 15, 2008 issued by McLeodUSA under that certain Indenture dated March 16, 1998; (iv) 9 1/2% Notes due November 1, 2008 issued by McLeodUSA under that certain Indenture dated October 30, 1998; (v) 8 1/8% Notes due February 15, 2009 issued by McLeodUSA under that certain Indenture dated February 22, 1999; (vi) 12% Notes due July 15, 2008 issued by McLeodUSA under that certain Indenture dated December 5, 2000; (vii) 11 1/2% Notes due May 1, 2009 issued by McLeodUSA under that certain Indenture dated December 5, 2000; and (viii) 11 3/8% Notes due January 1, 2009 issued by McLeodUSA under that certain Indenture dated January 15, 2001.
Old Preferred Stock
means individually and collectively, as the case may be, the Series A preferred stock, the Series D preferred stock, and the Series E preferred stock, including the rights of any entity to purchase or demand the issuance of such stock, including (a) conversion, exchange, voting, participation, and dividend rights; (b) liquidation preferences; (c) stock options, warrants, and put rights; and (d) share-appreciation rights.
Other Old Equity	means all options, warrants, call rights, puts, awards, or other agreements to acquire Class A Common Stock outstanding immediately prior to the Petition Date.
Other Secured Claim
means a Claim that is secured by a lien on property in which McLeodUSA's Estate has an interest or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to Section 506(a) of the Bankruptcy Code or, in the case of setoff, pursuant to Section 553 of the Bankruptcy Code.
Petition Date	means the date on which McLeodUSA files its Petition for relief commencing the Chapter 11 Case.
Plan
means this Chapter 11 plan of reorganization, including the Plan Supplement and all supplements, appendices and schedules thereto, either in its present form or as the same may be altered, amended or modified from time to time.
Plan Supplement	means the compilation of documents and form of documents specified in the Plan to be filed as set forth in Section 12.6 of the Plan.
Priority Tax Claim	means a Claim of a governmental unit of the kind specified in Sections 502(i) and 507(a)(8) of the Bankruptcy Code.

Preferred Stock and Warrant Purchase Agreement
means that certain Purchase Agreement dated as of December 3, 2001, among McLeodUSA, Forstmann Little & Co. Equity Partnership—VII, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VIII, L.P., Forstmann Little & Co. Equity Partnership—V, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VI, L.P., and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VII, L.P., with respect to McLeodUSA's sale of the New Director Preferred Stock, the New Preferred Stock, and the New Warrants.
Professional
means (a) any professional employed in the Chapter 11 Case pursuant to Section 327 or 1103 of the Bankruptcy Code or otherwise and (b) any professional or other entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Case pursuant to Section 503(b)(4) of the Bankruptcy Code.
Pubco	means McLeodUSA Media Group, Inc., an Iowa corporation.
Pubco Stock Purchase Agreement
means that certain Stock Purchase Agreement dated as of December 3, 2001, between McLeodUSA Holdings, as seller, and Pubco Acquisition, as buyer, pursuant to which McLeodUSA Holdings has agreed to sell to Pubco Acquisition, and Pubco Acquisition has agreed to purchase from McLeodUSA Holdings, all of the outstanding shares of capital stock of Pubco.
Reclassification
means the reclassification of the Old Preferred Stock into Class A common stock to be effectuated with respect to Holders of Old Preferred Stock Interests under the Plan, based upon 627,734,497 shares of Class A common stock issued and outstanding, at a ratio of (i) 39.05 shares of Class A common stock for each share of Series A Preferred Stock (based on the $250 liquidation preference per share of the Series A Preferred Stock plus accrued dividends) and (ii) 378.79 shares of Class A common stock for each share of Series D or Series E Preferred Stock (based on the $2,500 liquidation preference per share of the Series D and Series E Preferred Stock).

Reinstated or Reinstatement
means (i) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the Holder of such Claim so as to leave such Claim unimpaired in accordance with Section 1124 of the Bankruptcy Code or (ii) notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim to demand or receive accelerated payment of such Claim after the occurrence of a default (a) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim as such maturity existed before such default; (c) compensating the Holder of such Claim for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law; and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim entitles the Holder of such Claim.
Reorganized McLeodUSA	means McLeodUSA or any successors thereto by merger, consolidation, or otherwise, on or after the Effective Date.
Reverse Stock Split	means that 5-to-1 reverse stock split of the outstanding Class A common stock to be effectuated with respect to Holders of Class A Common Stock Interests under the Plan.
Schedules
means the schedules of assets and liabilities and the statements of financial affairs, if any, Filed by McLeodUSA pursuant to Section 521 of the Bankruptcy Code and Bankruptcy Rules, as such schedules have been or may be further modified, amended or supplemented in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.
Securities Act	means the Securities Act of 1933, 15 U.S.C. §§77c-77aa, as now in effect or hereafter amended.
Senior Secured Lender Claim
means individually, a Claim of a Senior Secured Lender under the Credit Agreement and, collectively, the Claims of the Senior Secured Lenders under the Credit Agreement, including Claims for principal, accrued but unpaid interest through the Effective Date, and fees and expenses incurred by the Senior Secured Lenders. The Senior Secured Lender Claim shall be Allowed in an amount equal to the amount of principal and accrued but unpaid interest outstanding as of the Effective Date as agreed by McLeodUSA and the Bank Agents.
Senior Secured Lenders	means the entities identified as "Lenders" under the Credit Agreement and their respective successors and assigns.
Series A Preferred Stock	means that certain 6.75% Series A Cumulative Preferred Stock of McLeodUSA outstanding immediately prior to the Petition Date.
Series D Preferred Stock	means that certain Series D Convertible Preferred Stock of McLeodUSA outstanding immediately prior to the Petition Date.

Series E Preferred Stock	means that certain Series E Convertible Preferred Stock of McLeodUSA outstanding immediately prior to the Petition Date.
Solicitation Order	means the order entered by the Bankruptcy Court, if any, establishing procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan.
Unimpaired Claim	means a Claim that is not impaired within the meaning of Section 1124 of the Bankruptcy Code.
Voting Deadline	means January 15, 2002.
Voting Record Date	means December [•], 2001.

Reasons for the Solicitation; Recommendation

    The acceptance solicitation is being conducted at this time in order to obtain (prior to the filing of a voluntary petition for reorganization of McLeodUSA under Chapter 11 of the Bankruptcy Code) the requisite acceptances. McLeodUSA anticipates that by conducting the acceptance solicitation in advance of commencing any Chapter 11 Case, the duration of the Chapter 11 Case will be significantly shortened, and the administration of the case, which otherwise can be lengthy, complex, and extremely expensive, will be greatly simplified, and much less costly.

Anticipated Events During the Chapter 11 Case

    McLeodUSA may commence a bankruptcy case for any reason. If it chooses to do so, from and after the Petition Date, McLeodUSA will continue to operate its business and manage its properties as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

    McLeodUSA does not expect the Chapter 11 Case to be protracted. To expedite its emergence from Chapter 11, McLeodUSA intends to seek, among other things, the relief detailed below from the Bankruptcy Court on the Petition Date. If granted, this relief will facilitate the administration of the Chapter 11 Case. There can be no assurance, however, that the Bankruptcy Court will grant the requested relief.

  (a)
  Applications for Retention of McLeodUSA's Professionals

    McLeodUSA intends to seek retention of certain professionals to represent it and assist it in connection with any Chapter 11 Case. These professionals were intimately involved with the negotiation and development of the restructuring and the Plan. These professionals include, among others: (i) Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliates, as counsel for McLeodUSA; and (ii) Houlihan Lokey Howard & Zukin Capital as financial advisor to McLeodUSA. McLeodUSA also intends to seek authority to retain certain professionals to assist with the operation of McLeodUSA's businesses in the ordinary course; these so-called "ordinary course professionals" will not be involved in the administration of the Chapter 11 Case.

  (b)
  Motion to Approve Combined Proxy/Disclosure Statement and Confirmation Hearing

    McLeodUSA intends to seek an order scheduling a combined Confirmation Hearing and hearing on this Proxy/Disclosure Statement at which time McLeodUSA will seek approval of this Proxy/Disclosure Statement and confirmation of the Plan pursuant to Sections 1125, 1128 and 1129 of the Bankruptcy Code on the earliest date which is convenient for the Bankruptcy Court to conduct such hearing. At that time, McLeodUSA also will request the Bankruptcy Court to approve the prepetition solicitation of votes on the Plan.

    Pursuant to the Bankruptcy Rules, McLeodUSA must provide notice of the hearing to approve this Proxy/Disclosure Statement and confirmation of the Plan to creditors and equity holders. Because several classes of Claims are Unimpaired under the Plan and will pass through the Chapter 11 Case unaffected, McLeodUSA shall request that it be authorized to provide only publication notice of the events set forth above in several newspapers of national circulation to Holders of such Claims.

    If, for some reason, Holders of Class 7 Class A Common Stock Interests do not vote in favor of the Plan, or if votes of such Holders are not solicited prior to the Petition Date, McLeodUSA may request the Bankruptcy Court to deem such Class to have rejected the Plan pursuant to the Class 7 Solicitation Order, thereby obviating the need for any further post-petition solicitation of such Holders. If, for some reason, Holders of Class 6 Old Preferred Stock Interests are not voted prior to the Petition Date, McLeodUSA reserves its rights to solicit votes from such Holders after commencement of a case.

  (c)
  Motion to Continue Using Existing Cash Management Systems

    Because McLeodUSA expects any Chapter 11 Case to be pending for less than two (2) months, and because of the administrative hardship that any operating changes would impose, McLeodUSA intends to seek authority to continue using its existing cash management system, bank accounts and business forms and to follow its internal investment and deposit guidelines. Absent the Bankruptcy Court's authorization of the continued use of the cash management system, cash flow among McLeodUSA and its subsidiaries would be impeded to the detriment of McLeodUSA's Estate and its creditors.

    Continued use of its existing cash management system will facilitate McLeodUSA's smooth and orderly transition into any Chapter 11 proceeding, minimize the disruption of its businesses while in Chapter 11, and expedite its emergence from Chapter 11. As a result of set-up time and expenses, requiring McLeodUSA to adopt and implement a new cash management system would likely increase the costs of the Chapter 11 Case. For the same reasons, requiring McLeodUSA to cancel its existing bank accounts and establish new accounts or requiring McLeodUSA to create new business forms would only frustrate McLeodUSA's efforts to reorganize expeditiously.

  (d)
  Motion for Authority to Pay Prepetition Employee Wages and Associated Benefits

    McLeodUSA believes that it has a valuable asset in its work force and that any delay in paying prepetition compensation or benefits to its employees would destroy McLeodUSA's relationships with employees and irreparably harm employee morale at a time when the dedication, confidence and cooperation of McLeodUSA's employees is most critical. Accordingly, McLeodUSA will seek authority to pay compensation and benefits in the Chapter 11 Case which were accrued but unpaid as of the Petition Date.

  (e)
  Debtor-in-Possession Financing

    McLeodUSA will enter into the DIP Credit Agreement with its DIP Lenders in connection with the restructuring that will provide additional working capital secured by liens on McLeodUSA's assets senior to the liens securing the claims arising under the Credit Agreement which the Bankruptcy Court must approve in the event that McLeodUSA pursues the In-Court Alternative to the restructuring. The DIP Credit Agreement authorizes borrowings of up to $50 million. As of the date of this Proxy/Disclosure Statement, McLeodUSA does not have a firm commitment for the DIP Credit Agreement. However, McLeodUSA expects to receive such a commitment prior to filing any Chapter 11 case.

  (f)
  Timetable for Chapter 11 Case

    Assuming that the Bankruptcy Court approves McLeodUSA's scheduled motion with respect to the Proxy/Disclosure Statement and Confirmation hearing, McLeodUSA anticipates that the Proxy/Disclosure Statement and Confirmation hearing would occur within approximately two (2) months of the Petition Date. There can be no assurance, however, that the Bankruptcy Court's orders to be entered on the Petition Date will permit the Chapter 11 Case to proceed as expeditiously as anticipated. If, for some reason, McLeodUSA solicits votes on the Plan from Holders of Class 6 Old Preferred Stock Interests after commencement of a Chapter 11 case, administration of the case could take longer than two (2) months.

Summary of the Plan of Reorganization

Overview of Chapter 11

    Chapter 11 is the principal business reorganization Chapter of the Bankruptcy Code. Under Chapter 11 of the Bankruptcy Code, a debtor is authorized to reorganize its business for the benefit of itself, its creditors and interest holders. Another goal of Chapter 11 is to promote equality of treatment for similarly situated creditors and similarly situated interest holders with respect to the distribution of a debtor's assets. The commencement of a Chapter 11 case creates an estate that is comprised of all of the legal and equitable interests of the debtor as of the filing date. The Bankruptcy Code provides that the debtor may continue to operate its business and remain in possession of its property as a "debtor-in-possession."

    The consummation of a plan of reorganization is the principal objective of a Chapter 11 case. A plan of reorganization sets forth the means for satisfying claims against and interests in a debtor. Confirmation of a plan of reorganization by the Bankruptcy Court makes the plan binding upon the debtor, any issuer of securities under the plan, any person or entity acquiring property under the plan and any creditor of or equity security holder in the debtor, whether or not such creditor or equity security holder (i) is impaired under or has accepted the plan or (ii) receives or retains any property under the plan. Subject to certain limited exceptions and other than as provided in the plan itself or the confirmation order, the confirmation order discharges the debtor from any debt that arose prior to the date of confirmation of the plan and substitutes therefor the obligations specified under the confirmed plan, and terminates all rights and interests of equity security holders.

    THE REMAINDER OF THIS SECTION PROVIDES A SUMMARY OF THE STRUCTURE AND MEANS FOR IMPLEMENTATION OF THE PLAN, AND OF THE CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS UNDER THE PLAN, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN (AS WELL AS THE EXHIBITS THERETO AND DEFINITIONS THEREIN), WHICH IS ANNEXED TO THIS PROXY/DISCLOSURE STATEMENT AS APPENDIX I.

    THE STATEMENTS CONTAINED IN THIS PROXY/DISCLOSURE STATEMENT INCLUDE SUMMARIES OF THE PROVISIONS CONTAINED IN THE PLAN AND IN DOCUMENTS REFERRED TO THEREIN. THE STATEMENTS CONTAINED IN THIS PROXY/DISCLOSURE STATEMENT DO NOT PURPORT TO BE PRECISE OR COMPLETE STATEMENTS OF ALL THE TERMS AND PROVISIONS OF THE PLAN OR DOCUMENTS REFERRED TO THEREIN, AND REFERENCE IS MADE TO THE PLAN AND TO SUCH DOCUMENTS FOR THE FULL AND COMPLETE STATEMENTS OF SUCH TERMS AND PROVISIONS.

    THE PLAN ITSELF AND THE DOCUMENTS REFERRED TO THEREIN CONTROL THE ACTUAL TREATMENT OF CLAIMS AGAINST AND INTERESTS IN MCLEODUSA UNDER THE PLAN AND WILL, UPON OCCURRENCE OF THE EFFECTIVE DATE, BE BINDING UPON ALL HOLDERS OF CLAIMS AGAINST AND INTERESTS IN MCLEODUSA, THE ESTATES, REORGANIZED MCLEODUSA, ALL PARTIES RECEIVING PROPERTY UNDER THE PLAN, AND OTHER PARTIES IN INTEREST. IN THE EVENT OF ANY CONFLICT BETWEEN THIS PROXY/DISCLOSURE STATEMENT, ON THE ONE HAND, AND THE PLAN OR ANY OTHER OPERATIVE DOCUMENT, ON THE OTHER HAND, THE TERMS OF THE PLAN OR SUCH OTHER OPERATIVE DOCUMENT WILL CONTROL.

Creditors And Equity Interest Holders Entitled to Vote on the Plan

    As more fully described below, the Plan designates separate classes of Claims against and Interests in McLeodUSA (other than DIP Facility Claims, Administrative Claims, and Priority Tax Claims). Only the holders of Impaired Class 5 Note Claims, Class 6 Old Preferred Stock Interests, and Class 7 Class A Common Stock Interests are being solicited. In addition to holders of DIP Facility Claims, Administrative Claims and Priority Tax Claims (which are not classified under the Plan), holders of Claims in Classes 1, 2, 3 and 4 are Unimpaired by the Plan, are not entitled to vote to accept or reject the Plan, and are deemed to have accepted the Plan. Class 8 Other Old Equity Interests are deemed to have rejected the Plan.

    Bankruptcy Rule 3018(b) prescribes the conditions that must be satisfied in order to count the ballots solicited with respect to a plan of reorganization prior to the commencement of a Chapter 11 case. Bankruptcy Rule 3018(b) requires that (i) the Chapter 11 plan must have been disseminated to substantially all impaired creditors and equity security holders in the class(es) entitled to vote, (ii) the time prescribed for voting on the plan must not have been unreasonably short, and (iii) the solicitation must have been conducted in accordance with Section 1126(b) of the Bankruptcy Code, which requires that the solicitation be conducted in compliance with all applicable non-bankruptcy laws, rules, or regulations or, if there are no such applicable laws, rules or regulations, that the disclosure with respect to the plan contains "adequate information" as defined in Section 1125(a) of the Bankruptcy Code. Section 1125(a) defines "adequate information" as information of a kind and in sufficient detail as far as is reasonably practicable in light of the nature and history of a company and the condition of such company's books and records, that would enable a hypothetical reasonable investor typical of holders of claims or equity interests of the relevant class to make an informed judgment about the plan of reorganization.

    McLeodUSA believes that all of the requirements of Bankruptcy Rule 3018(b) will be satisfied. This Proxy/Disclosure Statement and the Plan, together with all of the accompanying materials, are being transmitted to Holders of Class 6 Old Preferred Stock Interests and Class 7 Class A Common Stock Interests. McLeodUSA believes that this Proxy/Disclosure Statement contains adequate information (within the meaning of Section 1125(a)(1) of the Bankruptcy Code) for all holders of such Claims. McLeodUSA previously has transmitted to Holders of Class 5 Note Claims a separate disclosure statement substantially similar to this Proxy/Disclosure Statement in order to solicit their votes on the Plan.

Certain Matters Regarding Classification and Treatment of Claims and Interests

    Section 1123 of the Bankruptcy Code provides that a plan of reorganization must classify the claims and interests of a debtor's creditors and equity interest holders. In accordance with Section 1123, the Plan divides Claims and Interests into Classes and sets forth the treatment for each Class (other than DIP Facility Claims, Administrative Claims and Priority Tax Claims which, pursuant to Section 1123(a)(1), need not be and have not been classified). McLeodUSA is required, under Section 1122 of the Bankruptcy Code, to classify Claims against and Interests in McLeodUSA into Classes, each of which contain Claims and Interests that are substantially similar to the other Claims and Interests in such Class. McLeodUSA believes that the Plan has classified all Claims and Interests in compliance with the provisions of Section 1122, but once the Chapter 11 Case has been commenced, it is possible that a holder of a Claim or Interest may challenge McLeodUSA's classification of Claims and Interests and that the Bankruptcy Court may find that a different classification is required for the Plan to be confirmed. In that event, McLeodUSA intends, to the extent permitted by the Bankruptcy Code, the Plan and the Bankruptcy Court, to make such reasonable modifications of the classifications under the Plan to permit confirmation and to use the acceptances of the Plan received in this acceptance solicitation for purposes of obtaining the approval of the reconstituted Class or Classes of which each accepting holder ultimately is deemed to be a member. Any such reclassification could adversely affect the Class in which such holder initially was a member, or any other Class under the Plan, by changing the composition of such Class and the vote required of that Class for approval of the Plan. Furthermore, a reclassification of a Claim or Interest after approval of the Plan could necessitate a resolicitation of acceptances of the Plan.

    The classification of Claims and Interests and the nature of distributions to members of each Class are summarized below. McLeodUSA believes that the consideration, if any, provided under the Plan to holders of Claims and Interests reflects an appropriate resolution of their Claims and Interests, taking into account the differing nature and priority (including applicable contractual subordination) of such Claims and Interests. The Bankruptcy Court must find, however, that a number of statutory tests are met before it may confirm the Plan. Many of these tests are designed to protect the interests of holders of Claims or Interests who are not entitled to vote on the Plan, or do not vote to accept the Plan, but who will be bound by the provisions of the Plan if it is confirmed by the Bankruptcy Court. The "cramdown" provisions of Section 1129(b) of the Bankruptcy Code, for example, permit confirmation of a Chapter 11 plan in certain circumstances even if the plan has not been accepted by all impaired classes of claims and interests. Although McLeodUSA believes that the Plan could be confirmed under Section 1129(b), there can be no assurance that the requirements of such section would be satisfied.

  (a)
  Fee Claims

    Fee Claims are Administrative Claims under Sections 330(a), 331, 503, or 1103 of the Bankruptcy Code for compensation of Professionals or other entities for professional services rendered or expenses incurred in the Chapter 11 Case on or prior to the Effective Date. All payments to Professionals for Fee Claims will be made in accordance with the procedures established by the Bankruptcy Code, the Bankruptcy Rules, the United States Trustee Guidelines and the Bankruptcy Court relating to the payment of interim and final compensation for services rendered and reimbursement of expenses. The Bankruptcy Court will review and determine all applications for compensation for services rendered and reimbursement of expenses.

    In addition, Section 503(b) of the Bankruptcy Code provides for payment of compensation to (a) creditors, indenture trustees and other entities making a "substantial contribution" to a Chapter 11 case and (b) attorneys for and other professional advisors to such entities. The amounts, if any, which may be sought by entities for such compensation are not known by McLeodUSA at this time. Requests for compensation must be approved by the Bankruptcy Court after a hearing on notice at which McLeodUSA and other parties in interest may participate and, if appropriate, object to the allowance of any compensation and reimbursement of expenses.

  (b)
  Administrative Claims

    Administrative Claims are Claims for costs and expenses of administration of the Chapter 11 Case Allowed under Section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to Section 507(a)(1) of the Bankruptcy Code other than Fee Claims. Such Claims include (a) any actual and necessary costs and expenses incurred after the Petition Date of preserving McLeodUSA's Estate and operating the businesses of McLeodUSA (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), and Claims of governmental units for taxes (including tax audit Claims related to tax years commencing after the Petition Date, but excluding Claims relating to tax periods, or portions thereof, ending on or before the Petition Date); (b) all fees and charges assessed against McLeodUSA's Estate under Section 1930, Chapter 123 of Title 28, United States Code; and (c) Claims under the DIP Credit Agreement.

    Each Administrative Claim shall be paid by McLeodUSA, at its election, (a) in full, in Cash, in such amounts as are incurred in the ordinary course of business by McLeodUSA, or in such amounts as such Administrative Claim is Allowed by the Bankruptcy Court upon the later of the Effective Date or the date upon which there is a Final Order allowing such Administrative Claim, (b) upon such other terms as may exist in the ordinary course of McLeodUSA's business or (c) upon such other terms as may be agreed upon between the Holder of such Administrative Claim and McLeodUSA.

    The Confirmation Order will establish an Administrative Claims Bar Date for filing Administrative Claims, which date will be thirty (30) days after the Effective Date. Holders of Administrative Claims not paid prior to the Effective Date must submit proofs of Claim on or before such Administrative Claims Bar Date or be forever barred from doing so. The notice of Confirmation to be delivered pursuant to Bankruptcy Rules 3020(c) and 2002(f) will set forth such date and constitute notice of this Administrative Claims Bar Date. McLeodUSA, or Reorganized McLeodUSA, as the case may be, will have thirty (30) days (or such longer period as the Bankruptcy Court may allow) following the Administrative Claims Bar Date to review and object to such Administrative Claims before a hearing for determination of allowance of such Administrative Claims.

  (c)
  Priority Tax Claims

    Priority Tax Claims are Claims for taxes entitled to priority in payment under Sections 502(i) and 507(a)(8) of the Bankruptcy Code. The legal and equitable rights of the Holders of Priority Tax Claims are Unimpaired by the Plan. On or as soon as reasonably practicable after (i) the Distribution Date if such Priority Tax Claim is an Allowed Priority Tax Claim as of the Effective Date or (ii) the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim, each holder of an Allowed Priority Tax Claim shall receive in full satisfaction, settlement and release of and in exchange for such Allowed Priority Tax Claim, at the election of McLeodUSA, (A) Cash equal to the amount of such Allowed Priority Tax Claim; (B) such other treatment as to which McLeodUSA or Reorganized McLeodUSA and the holder of such Allowed Priority Tax Claims shall have agreed upon in writing; or (C) such Claim will be otherwise treated in any other manner such that it will not be Impaired pursuant to Section 1124 of the Bankruptcy Code; further provided, any Allowed Priority Tax Claim not due and owing on the Effective Date will be paid when such Claim becomes due and owing.

  (d)
  Class 1—Senior Secured Lender Claims

    The Senior Secured Lender Claims are the Claims of the Senior Secured Lenders under the Credit Agreement for principal, accrued but unpaid interest through the Effective Date, and fees and expenses incurred by the Senior Secured Lenders. The Senior Secured Lender Claims are Allowed Claims under the Plan in an amount as agreed by McLeodUSA and the Bank Agents by the Effective Date. The legal, equitable and contractual rights of the Holders of Allowed Senior Secured Lender Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

  (e)
  Class 2—Other Secured Claims

    An Other Secured Claim is a Claim that is secured by a lien on property in which McLeodUSA's Estate has an interest or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to Section 506(a) of the Bankruptcy Code or, in the case of setoff, pursuant to Section 553 of the Bankruptcy Code. The legal, equitable and contractual rights of the Holders of Allowed Other Secured Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

  (f)
  Class 3—Non-Tax Priority Claims

    A Non-Tax Priority Claim means a Claim, other than an Administrative Claim or Priority Tax Claim, that is entitled to priority in payment pursuant to Section 507(a) of the Bankruptcy Code. The legal and equitable rights of the Holders of Non-Tax Priority Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

  (g)
  Class 4—General Unsecured Claims

    A General Unsecured Claim is a Claim that is not a Senior Secured Lender Claim, Other Secured Claim, Non-Tax Priority Claim, or Note Claim. The legal, equitable and contractual rights of the Holders of Allowed General Unsecured Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

  (h)
  Class 5—Note Claims

    Note Claims are the Claims of the Holders of the Notes arising from or related to the Notes. The Note Claims are Allowed Claims under the Plan in amounts to be agreed upon by McLeodUSA and the Notes Trustee by the Effective Date. On or as soon as reasonably practicable after the Distribution Date, each holder of an Allowed Note Claim shall receive, in full satisfaction, release, and discharge of its Allowed Note Claim, its pro rata share of (A) $560,000,000 (five hundred sixty million dollars) in Cash, plus (B) 56,813,984 (fifty-six million eight hundred thirteen thousand nine hundred eighty-four) shares of Class A common stock, subject to Dilution.

  (i)
  Class 6—Old Preferred Stock Interests

    Old Preferred Stock Interests means Interests, individually and collectively, as the case may be, with respect to the Series A preferred stock, the Series D preferred stock, and the Series E preferred stock, including the rights of any entity to purchase or demand the issuance of such Old Preferred Stock, including (a) conversion, exchange, voting, participation, and dividend rights; (b) liquidation preferences; (c) stock options, warrants, and put rights; and (d) share-appreciation rights. Old Preferred Stock Interests are Allowed Interests under the Plan. On or as soon as reasonably practicable after the Distribution Date, after effectuation of the Reclassification, (A) Holders of the Series A Preferred Stock shall receive, in full satisfaction, release, and discharge of their Allowed Series A Preferred Stock Interests, their pro rata share of 44,883,856 (forty-four million eight hundred eighty-three thousand eight hundred fifty-six) shares of Class A common stock; (B) Holders of the Series D Preferred Stock shall receive, in full satisfaction, release, and discharge of their Allowed Series D Preferred Stock Interests, their pro rata share of 104,166,667 (one hundred four million one hundred sixty-six thousand six hundred sixty-seven) shares of Class A common stock, and (C) Holders of the Series E Preferred Stock shall receive, in full satisfaction, release, and discharge of their Allowed Series E Preferred Stock Interests, their pro rata share of 47,348,485 (forty-seven million three hundred forty-eight thousand four hundred eighty-five) shares of Class A common stock, in each case subject to Dilution.

  (j)
  Class 7—Class A Common Stock Interests

    Class A Common Stock Interests means Interests, individually and collectively, as the case may be, with respect to the Class A Common Stock. Class A Common Stock Interests are Allowed Interests under the Plan. On or as soon as reasonably practicable after the Distribution Date, each Holder of an Allowed Class A Common Stock Interest shall receive, after effectuation of the Reverse Stock Split, in full satisfaction, release, and discharge of its Allowed Class A Common Stock Interests, its pro rata share of 125,546,898 (one hundred twenty-five million five hundred forty-six thousand eight hundred ninety-eight) shares of the Class A common stock, subject to Dilution.

  (k)
  Class 8—Other Old Equity

    Other Old Equity Interests means Interests, individually and collectively, as the case may be, with respect to any and all options, warrants, call rights, puts, awards, or other agreements to acquire Class A common stock outstanding immediately prior to the Petition Date. On the Effective Date, the Other Old Equity will be cancelled and the Holders of Other Old Equity shall not receive or retain any distribution on account of such Other Old Equity Interests under the Plan.

  (l)
  Special Provision Regarding Unimpaired Claims

    Except as otherwise provided in the Plan, nothing shall affect McLeodUSA's or Reorganized McLeodUSA's rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

Method of Distribution Under the Plan

  (a)
  Sources of Cash for Plan Distributions

    Except as otherwise provided in the Plan or the Confirmation Order, all Cash necessary for Reorganized McLeodUSA to make payments pursuant to the Plan shall be obtained from existing Cash balances, and the proceeds from the sale of Pubco, the New Preferred Stock, the New Director Preferred Stock and the New Warrants.

  (b)
  Distributions for Claims or Interests Allowed as of the Effective Date

    Except as otherwise provided herein or as ordered by the Bankruptcy Court, distributions to be made on account of Claims or Interests that are Allowed as of the Effective Date shall be made on the Distribution Date or as soon thereafter as is practicable. Any distribution to be made pursuant to the Plan shall be deemed as having been made on the Effective Date if such distribution is made on the Effective Date or as soon thereafter as is practicable. Any payment or distribution required to be made under the Plan on a day other than a Business Day shall be made on the next succeeding Business Day. Distributions on account of Claims or Interests that first become Allowed Claims or Interests after the Effective Date shall be made pursuant to Articles III, VI and VII of the Plan. Notwithstanding the date on which any distribution of securities is made to a Holder of a Claim or Interest that is an Allowed Claim or Allowed Interest on the Effective Date, as of the date of the distribution, such Holder shall be deemed to have the rights of a Holder of such securities distributed as of the Effective Date.

  (c)
  Interest on Claims

    Unless otherwise specifically provided for in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims, other than Senior Secured Lender Claims as provided in the Credit Agreement, and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim.

  (d)
  Distributions by Reorganized McLeodUSA

    Reorganized McLeodUSA or the Disbursing Agent shall make all distributions required to be distributed under the Plan. However, distributions on account of Senior Secured Lender Claims shall be made to the Bank Agents, and distributions on account of Note Claims shall be made to the Notes Trustee. Reorganized McLeodUSA may employ or contract with other entities to assist in or make the distributions required by the Plan.

  (e)
  Delivery of Distributions and Undeliverable or Unclaimed Distributions

  a.
  Delivery of Distributions in General. Distributions to holders of Allowed Claims and Allowed Interests shall be made at the addresses set forth in McLeodUSA's records or as otherwise available to McLeodUSA, the Bank Agents, the Notes Trustee, or any other agent or servicer, unless such addresses are superseded by proofs of claim or transfers of claim filed pursuant to Bankruptcy Rule 3001.

    b.
    Undeliverable and Unclaimed Distributions.

    (1)
    Holding and Investment of Undeliverable and Unclaimed Distributions. If the distribution to any Holder of an Allowed Claim or Interest is returned to the Disbursing Agent as undeliverable or is otherwise unclaimed, no further distributions shall be made to such Holder unless and until the Disbursing Agent is notified in writing of such Holder's then current address.

    (2)
    After Distributions Become Deliverable. Reorganized McLeodUSA shall make all distributions that have become deliverable or have been claimed since the Distribution Date as soon as practicable after such distribution has become deliverable.

    (3)
    Failure to Claim Undeliverable Distributions. Any holder of an Allowed Claim or Interest that does not assert a claim pursuant to the Plan for an undeliverable or unclaimed distribution within one (1) year after the Effective Date shall be deemed to have forfeited its claim for such undeliverable or unclaimed distribution and shall be forever barred and enjoined from asserting any such claim for an undeliverable or unclaimed distribution against McLeodUSA or its Estate, Reorganized McLeodUSA, or their property. In such cases, any Cash for distribution on account of such claims for undeliverable or unclaimed distributions shall become the property of the Estate free of any restrictions thereon and notwithstanding any federal or state escheat laws to the contrary, subject to the liens of the Senior Secured Lenders. Any Class A common stock held for distribution on account of such Claim or Interest shall be canceled and of no further force or effect. Nothing contained in the Plan shall require any Disbursing Agent, including, but not limited to, Reorganized McLeodUSA, to attempt to locate any holder of an Allowed Claim or Interest.

  (f)
  Record Date for Distributions

    As of the close of business on the Distribution Record Date, the transfer register for the Notes, Old Preferred Stock, and the Class A common stock, as maintained by McLeodUSA, the Notes Trustee, any other applicable trustee or their respective agents shall be closed and the transfer of such securities or any interest thereon prohibited. The Disbursing Agent will have no obligation to recognize the transfer of, or the sale of any participation in, any Allowed Claim or Interest that occurs after the close of business on the Distribution Record Date, and will be entitled for all purposes herein to recognize and distribute only to those Holders of Allowed Claims and Interests who are Holders of such Claims or Interest, or participants therein, as of the close of business on the Distribution Record Date. The Disbursing Agent and Reorganized McLeodUSA shall instead be entitled to recognize and deal for all purposes under the Plan with only those record holders stated on any official register as of the close of business on the Distribution Record Date.

  (g)
  Allocation of Plan Distributions Between Principal and Interest

    To the extent that any Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall, for federal income tax purposes, be allocated to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the claim, to the portion of such Claim representing accrued but unpaid interest.

  (h)
  Means of Cash Payment

    Payments of Cash made pursuant to the Plan shall be in U.S. dollars and shall be made, at the option and in the sole discretion of Reorganized McLeodUSA, by (a) checks drawn on or (b) wire transfers from a domestic bank selected by Reorganized McLeodUSA. Cash payments to foreign creditors may be made, at the option of Reorganized McLeodUSA, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

  (i)
  Withholding and Reporting Requirements

    In connection with the Plan and all distributions thereunder, Reorganized McLeodUSA shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. Reorganized McLeodUSA shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of the Plan, (i) each Holder of an Allowed Claim or Interest that is to receive a distribution of Class A common stock, New Preferred Stock, New Director Preferred Stock or New Warrants pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution, and (ii) no distribution shall be made to or on behalf of such Holder pursuant to the Plan unless and until such Holder has made arrangements satisfactory to Reorganized McLeodUSA for the payment and satisfaction of such tax obligations or has, to Reorganized McLeodUSA's satisfaction, established an exemption therefrom. Any Class A common stock, New Preferred Stock, New Director Preferred Stock or New Warrants to be distributed pursuant to the Plan shall, pending the implementation of such arrangements, be treated as undeliverable pursuant to Section 6.4 of the Plan.

  (j)
  Setoffs

    Reorganized McLeodUSA may, pursuant to Section 553 of the Bankruptcy Code or applicable nonbankruptcy law, but shall not be required to, set off against any Claim and the payments or other distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that McLeodUSA or Reorganized McLeodUSA may have against the Holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by Reorganized McLeodUSA of any such claim that McLeodUSA or Reorganized McLeodUSA may have against such Holder.

  (k)
  Surrender of Instruments or Securities

    As a condition precedent to receiving any distribution pursuant to the Plan on account of an Allowed Claim or Interest, the Holder of such Claim or Interest shall tender the applicable instruments, securities or other documentation evidencing such Claim or Interest to Reorganized McLeodUSA or the Notes Trustee, as applicable, unless waived in writing by Reorganized McLeodUSA or the Notes Trustee. Any Class A common stock to be distributed pursuant to the Plan on account of any such Claim or Interest shall, pending such surrender, be treated as an undeliverable distribution pursuant to the Plan.

    a.
    Notes and Old Preferred Stock. Each Holder of a Note Claim or Old Preferred Stock Interest shall tender its Notes and Old Preferred Stock relating to such Claim or Interest to Reorganized McLeodUSA or the Notes Trustee or their agents, as applicable, in accordance with written instructions to be provided to such Holders by Reorganized McLeodUSA or the Notes Trustee as promptly as practicable following the Effective Date. Such instructions shall specify that delivery of such instruments will be affected, and risk of loss and title thereto will pass, only upon the proper delivery of such instruments with a letter of transmittal in accordance with such instructions. All surrendered Notes and Old Preferred Stock shall be marked as cancelled.

    b.
    Failure to Surrender Instruments. Any Holder of Note Claims or Old Preferred Stock Interests that fails to surrender or is deemed to have failed to surrender the applicable Notes or Old Preferred Stock required to be tendered hereunder within one year after the Effective Date shall have its Claim or Interest and its distribution pursuant to the Plan on account of such Notes or Old Preferred Stock discharged and shall be forever barred from asserting any such Claim or Interest against Reorganized McLeodUSA or its property. In such cases, any Class A common stock held for distribution on account of such Claim or Interest shall be disposed of pursuant to Section 6.4 of the Plan.

  (l)
  Lost, Stolen, Mutilated or Destroyed Securities

    In addition to any requirements under the Indentures or any other applicable agreement, any Holder of a Claim or Interest evidenced by a Note or Old Preferred Stock that has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such Note or Old Preferred Stock, deliver to Reorganized McLeodUSA or the Notes Trustee or their agents, as applicable: (i) evidence reasonably satisfactory to Reorganized McLeodUSA or the Notes Trustee of the loss, theft, mutilation or destruction; and (ii) such security or indemnity as may be required by Reorganized McLeodUSA or the Notes Trustee to hold Reorganized McLeodUSA or the Notes Trustee harmless from any damages, liabilities or costs incurred in treating such individual as a Holder of an Allowed Claim or Interest. Upon compliance with this section by a Holder of a Claim or Interest evidenced by a Note or Old Preferred Stock, such Holder shall, for all purposes under the Plan, be deemed to have surrendered such instrument.

Resolution of Disputed, Contingent and Unliquidated Claims and Interests

  (a)
  Objection Deadline; Prosecution of Objections

    No later than the Claims Objection Deadline (unless extended by an order of the Bankruptcy Court), McLeodUSA or Reorganized McLeodUSA, as the case may be, shall file objections to Claims and Interests with the Bankruptcy Court and serve such objections upon the Holders of each of the Claims and Interests to which objections are made, provided, however, that McLeodUSA and Reorganized McLeodUSA shall not object to Claims Allowed pursuant to the Plan. Nothing contained herein, however, shall limit Reorganized McLeodUSA's right to object to Claims or Interests, if any, filed or amended after the Claims Objection Deadline. McLeodUSA and Reorganized McLeodUSA shall be authorized to, and shall, resolve all Disputed Claims or Interests by withdrawing or settling such objections thereto, or by litigating to judgment in the Bankruptcy Court or such other court having jurisdiction the validity, nature and/or amount thereof.

  (b)
  No Distributions Pending Allowance

    Notwithstanding any other provision of the Plan, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim or Interest unless and until all objections to such Disputed Claim or Interest have been settled or withdrawn or have been determined by Final Order and the Disputed Claim or Interest, or some portion thereof, has become an Allowed Claim or Interest.

  (c)
  Disputed Claims Reserve; Disputed Interest Reserve

    On the Effective Date (or as soon thereafter as is practicable), Reorganized McLeodUSA shall establish the Disputed Claims Reserve and the Disputed Interest Reserve by withholding from the initial distribution (i) with respect to the Disputed Claims Reserve, an amount of Class A common stock calculated as if all Class 5 Note Claims were Allowed Class 5 Note Claims in an amount equal to one hundred percent (100%) of the distributions to which Holders of Disputed Class 5 Note Claims would be entitled if their Claims were allowed in the Disputed Claim Amount; and (ii) with respect to the Disputed Interest Reserve, an amount of Class A common stock calculated as if all Class 6 Interests were Allowed Class 6 Interests and all Class 7 Interests were Allowed Class 7 Interests, respectively, in an amount equal to one hundred percent (100%) of the distributions to which Holders of Disputed Class 6 Interests or Disputed Class 7 Interests, respectively, would be entitled if their

Interest was allowed in the Disputed Interest Amount; provided, however, that McLeodUSA and Reorganized McLeodUSA shall have the right to file a motion seeking to modify any Disputed Claim Amounts or Disputed Interest Amounts.

  (d)
  Distributions After Allowance

    Reorganized McLeodUSA shall make payments and distributions from the Disputed Claims Reserve or Disputed Interest Reserve, as appropriate, to the Holder of any Disputed Claim or Disputed Interest that has become an Allowed Claim or Interest, as soon as practicable after the date such Disputed Claim or Interest becomes an Allowed Claim or Interest. Such distributions shall be based upon the cumulative distributions that would have been made to the Holder of such Claim or Interest under the Plan if the Disputed Claim or Interest had been Allowed on the Effective Date and shall not be limited by the Disputed Claim Amounts or Disputed Interest Amounts previously reserved with respect to such Disputed Claim or Interest to the extent that additional amounts are available therefor from the Disputed Claims Reserve or the Disputed Interest Reserve, as appropriate, but only to the extent that such additional amounts have not yet been distributed to Holders of Allowed Claims or Interest. After a Final Order has been entered, or other final resolution has been reached, with respect to each Disputed Claim or Disputed Interest, any Class A common stock that remain in the Disputed Claims Reserve or Disputed Interest Reserve, as applicable, shall be distributed as applicable, pro rata, to (i) with respect to the Disputed Claims Reserve, Holders of Allowed Class 5 Claims; and (ii) with respect to the Disputed Interest Reserve, Holders of Allowed Class 6 Interests and Allowed Class 7 Interests. All distributions made under this Section shall be made as if such Allowed Class 5 Claim or Allowed Class Interest and Allowed Class 7 Interest had been Allowed on the Effective Date.

Means for Implementation of the Plan

  (a)
  Continued Corporate Existence and Vesting of Assets in Reorganized McLeodUSA

    After the Effective Date, Reorganized McLeodUSA shall continue to exist in accordance with the law in the jurisdiction in which it is incorporated and pursuant to its certificate or articles of incorporation and by-laws in effect prior to the Effective Date, except to the extent such certificate or articles of incorporation and by-laws are amended under the Plan. Except as otherwise provided in the Plan, on and after the Effective Date, all property of the Estate of McLeodUSA, including all claims, rights and causes of action and any property acquired by McLeodUSA or Reorganized McLeodUSA under or in connection with the Plan, shall vest in Reorganized McLeodUSA free and clear of all Claims, liens, charges, other encumbrances and Interests except with respect to Claims that are Unimpaired under the Plan. On and after the Effective Date, Reorganized McLeodUSA may operate its businesses and may use, acquire and dispose of property and compromise or settle any Claims without supervision of or approval by the Bankruptcy Court and free and clear of any restrictions of the Bankruptcy Code or the Bankruptcy Rules other than restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, Reorganized McLeodUSA may pay the charges that it incurs on or after the Effective Date for Professionals' fees, disbursements, expenses or related support services without application to the Bankruptcy Court.

  (b) Corporate Governance, Directors and Officers and Corporate Action

    a.
    Certificates of Incorporation and By-laws. The certificate or articles of incorporation and by-laws of McLeodUSA shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code, and shall include, among other things, (i) pursuant to Section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities, but only to the extent required by Section 1123(a)(6) of the Bankruptcy Code; and (ii) authorize the issuance of Class A common stock, New Preferred Stock, New Director Preferred Stock, and New Warrants in amounts not less than the amounts necessary to permit the distributions thereof required or contemplated by the Plan. After the Effective Date, Reorganized McLeodUSA may amend and restate the Amended Certificates of Incorporation and Bylaws as permitted by applicable law.

    b.
    Directors and Officers of Reorganized McLeodUSA. Subject to any requirement of Bankruptcy Court approval pursuant to Section 1129(a)(5) of the Bankruptcy Code, as of the Effective Date, the initial officers of Reorganized McLeodUSA shall be the officers of McLeodUSA immediately prior to the Effective Date. On the Effective Date, the Board of Directors of Reorganized McLeodUSA will consist of up to fifteen (15) members. Mr. Clark E. McLeod will continue to serve as Chairman of the Board. Mr. Theodore J. Forstmann will continue to serve as the Chairman of the Executive Committee. McLeodUSA's by-laws will be amended as follows: (i) the Board of Directors will include at least five (5) independent directors and the Chairman, Chief Executive Officer, and Chief Operating Officer and (ii) the Executive Committee of the Board will consist of no more than seven (7) members and will include the designees of the New Director Preferred Stock, the Chairman, the Chief Executive Officer, and the Chief Operating Officer. Moreover, Reorganized McLeodUSA's charter shall be amended to opt out of the provisions of Section 203 of the Delaware General Corporation Law. Pursuant to Section 1129(a)(5) of the Bankruptcy Code, McLeodUSA will disclose, on or prior to the Confirmation Date, the identity and affiliations of any other person proposed to serve on the initial board of directors of Reorganized McLeodUSA, and, to the extent such person is an insider other than by virtue of being a director, the nature of any compensation for such person. The classification and composition of the board of directors of Reorganized McLeodUSA shall be consistent with the Amended Certificate of Incorporation and Bylaws. Each such director and officer shall serve from and after the Effective Date pursuant to the terms of the Amended Certificate of Incorporation and Bylaws, the other constituent documents of Reorganized McLeodUSA, and applicable law.

    c.
    Corporate Action. On the Effective Date, the adoption of the Amended Certificates of Incorporation or similar constituent documents, the selection of directors and officers for Reorganized McLeodUSA, and all other actions contemplated by the Plan shall be authorized and approved in all respects (subject to the provisions of the Plan). All matters provided for in the Plan involving the corporate structure of McLeodUSA or Reorganized McLeodUSA, and any corporate action required by McLeodUSA or Reorganized McLeodUSA in connection with the Plan, shall be deemed to have occurred and shall be in effect without any requirement of further action by the security holders or directors of McLeodUSA or Reorganized McLeodUSA. On the Effective Date, the appropriate officers of Reorganized McLeodUSA and members of the board of directors of Reorganized McLeodUSA are authorized and directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name of and on behalf of Reorganized McLeodUSA.

  (c) Effectuation of Reverse Stock Split and Reclassification; Issuance of New Securities

    On or as soon as reasonably practicable after the Effective Date, Reorganized McLeodUSA shall effectuate the Reverse Stock Split and the Reclassification and, in accordance therewith and the terms of the Plan, issue and exchange, as necessary, for the benefit of Holders of Old Preferred Stock Interests and Class A Common Stock Interests, such shares of Class A common stock as required by the Plan. The conversion ratio of the Reclassification is based on 627,734,497 shares of Class A common stock issued and outstanding. Such conversion ratio will be adjusted to effect the Class A common stock ownership levels herein to the extent the number of issued and outstanding shares differ as of the Effective Date. Reorganized McLeodUSA shall issue for the benefit of Holders of Note

Claims such shares of Class A common stock as required by the Plan. Also on the Effective Date, Reorganized McLeodUSA shall (i) issue to Forstmann Little the New Preferred Stock, (ii) issue to Forstmann Little 18,937,995 (eighteen million nine hundred thirty-seven thousand nine hundred ninety-five) New Warrants, and (iii) issue to Forstmann Little the Director Preferred Stock, in each case pursuant to the terms of the Preferred Stock and Warrant Purchase Agreement. The issuance of the Class A common stock, New Preferred Stock, New Director Preferred Stock, and New Warrants is authorized without the need for any further corporate action.

  (d) New Credit Agreement

    On the Effective Date, Reorganized McLeodUSA is authorized and directed to execute and deliver the New Credit Agreement to govern the Exit Facility. As of the date of this Proxy/Disclosure Statement, McLeodUSA does not have a commitment for the Exit Facility. However, McLeodUSA anticipates obtaining such a commitment on or before the Effective Date.

  (e) Sale of Pubco

    On the Effective Date, McLeodUSA Holdings shall sell to Pubco Acquisition, and Pubco Acquisition shall purchase from McLeodUSA Holdings, upon and pursuant to the terms of the Pubco Stock Purchase Agreement, all of the outstanding shares of capital stock of Pubco, subject to McLeodUSA Holdings' entry into a "Superior Combination," as defined in the Pubco Stock Purchase Agreement.

  (f) Management Incentive Plan

    On the Effective Date, Reorganized McLeodUSA shall be authorized and directed to establish and implement the Management Incentive Plan. An amount of shares of Class A common stock equal to 15% of the shares to be outstanding immediately after conversion of New Preferred Stock after giving effect to the options will be reserved for issuance under the Management Incentive Plan. The Management Incentive Plan may be amended or modified by the board of directors of Reorganized McLeodUSA in accordance with its terms and any such amendment or modification shall not require an amendment of this Plan.

Treatment of Executory Contracts and Unexpired Leases

  (a) Assumption of Executory Contracts and Unexpired Leases

    Immediately prior to the Effective Date, all executory contracts or unexpired leases of Reorganized McLeodUSA will be deemed assumed in accordance with the provisions and requirements of Sections 365 and 1123 of the Bankruptcy Code. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions and rejections pursuant to Sections 365(a) and 1123 of the Bankruptcy Code. Each executory contract and unexpired lease assumed pursuant to the Plan shall revest in and be fully enforceable by Reorganized McLeodUSA in accordance with its terms, except as modified by the provisions of the Plan, or any order of the Bankruptcy Court authorizing and providing for its assumption or applicable federal law.

  (b) Cure of Defaults of Assumed Executory Contracts and Unexpired Leases

    Any monetary amounts by which each executory contract and unexpired lease to be assumed pursuant to the Plan is in default shall be satisfied, pursuant to Section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such executory contracts or unexpired leases may otherwise agree. In the event of a dispute regarding: (1) the amount of any cure payments, (2) the ability of Reorganized McLeodUSA or any assignee to provide "adequate assurance of future performance" (within the meaning of Section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (3) any other matter pertaining to assumption, the cure payments required by Section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving the assumption.

  (c) Indemnification of Directors, Officers and Employees

    The obligations of McLeodUSA to indemnify any person or entity serving at any time on or prior to the Effective Date as one of its directors, officers or employees by reason of such person's or entity's service in such capacity, or as a director, officer or employee of any other corporation or legal entity, to the extent provided in McLeodUSA's constituent documents, or by a written agreement with McLeodUSA, or pursuant to applicable general corporation law, each as applicable, shall be deemed and treated as executory contracts that are assumed by Reorganized McLeodUSA pursuant to the Plan and Section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such indemnification obligations shall be treated as General Unsecured Claims and shall survive Unimpaired and unaffected by entry of the Confirmation Order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date.

  (d) Compensation and Benefit Programs

    Except as otherwise expressly provided hereunder, all employment and severance policies, and all compensation and benefit plans, policies, and programs of McLeodUSA applicable to its employees, retirees and non-employee directors and the employees and retirees of its subsidiaries, including, without limitation, all savings plans, retirement plans, healthcare plans, disability plans, severance benefit plans, incentive plans, and life, accidental death and dismemberment insurance plans are treated as executory contracts under the Plan and on the Effective Date will be assumed pursuant to the provisions of Sections 365 and 1123 of the Bankruptcy Code. All employment contracts assumed pursuant to Section 8.4 of the Plan shall be deemed modified such that the transactions contemplated by the Plan shall not be a "change of control" as defined in the relevant employment contracts.

Confirmation and Consummation of the Plan

  (a) Conditions to Confirmation

    The Bankruptcy Court shall not enter the Confirmation Order unless and until the Confirmation Order shall be reasonably acceptable in form and substance to McLeodUSA and the Bank Agents.

  (b) Conditions to Effective Date

    The following are conditions precedent to the occurrence of the Effective Date:

    a.
    The Confirmation Order confirming the Plan, as such Plan may have been modified, shall have been entered and become a Final Order in form and substance reasonably satisfactory to McLeodUSA and shall provide that:

    (1)
    McLeodUSA and Reorganized McLeodUSA are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan;

    (2)
    the provisions of the Confirmation Order are nonseverable and mutually dependent;

    (3)
    Reorganized McLeodUSA is authorized (a) to issue the Class A common stock, New Preferred Stock, New Director Preferred Stock and New Warrants, (b) to establish and implement the Management Incentive Plan, and (c) to enter into the New Credit Agreement; and

      (4)
      the Class A common stock, New Preferred Stock, New Director Preferred Stock, and New Warrants issued under the Plan are exempt from registration under Section 3(a)(9) of the Securities Act of 1933 and comply with, or are otherwise exempt from, all other applicable securities laws and regulations.

      b.
      Reorganized McLeodUSA shall have credit availability under the Exit Facility in an amount acceptable to Reorganized McLeodUSA and the Bank Agents.

      c.
      The following agreements, in form and substance satisfactory to Reorganized McLeodUSA, shall have been executed and delivered, and all conditions precedent thereto shall have been satisfied:

      (1)
      Amended Certificates of Incorporation and By-laws of Reorganized McLeodUSA;

      (2)
      New Credit Agreement and all similar documents provided for therein or contemplated thereby;

      (3)
      Pubco Stock Purchase Agreement; and

      (4)
      Preferred Stock and Warrant Purchase Agreement.

      d.
      The Amended Certificates of Incorporation and By-laws of Reorganized McLeodUSA, as necessary, shall have been filed with the appropriate authority in accordance with such jurisdiction's corporation laws.

      e.
      All actions, documents and agreements necessary to implement the Plan shall have been effected or executed.

      f.
      The new board of directors of Reorganized McLeodUSA shall have been appointed.

  (c) Waiver of Conditions

    Each of the conditions set forth in the Plan may be waived in whole or in part by McLeodUSA, with the consent of the Bank Agents, without any other notice to parties in interest or the Bankruptcy Court and without a hearing. The failure to satisfy or waive a condition to the Effective Date may be asserted by McLeodUSA or Reorganized McLeodUSA regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by McLeodUSA or Reorganized McLeodUSA). The failure of McLeodUSA or Reorganized McLeodUSA to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each right shall be deemed an ongoing right that may be asserted at any time.

  (d) Consequences of Non-Occurrence of Effective Date

    If the Effective Date does not occur within ninety (90) days of the Confirmation Date, or by such later date, after notice and hearing, as is proposed by McLeodUSA, then upon motion by McLeodUSA and upon notice to such parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that, notwithstanding the filing of such motion, the Confirmation Order may not be vacated if the Effective Date occurs before the Bankruptcy Court enters an order granting such motion. If the Confirmation Order is vacated pursuant to Section 9.4 of the Plan, (a) the Plan shall be null and void in all respects; and (b) any settlement of Claims and Interests provided for hereby shall be null and void without further order of the Bankruptcy Court.

Effect of Plan Confirmation

  (a) Discharge of Claims and Termination of Interests

      a.
      Except as provided in the Confirmation Order, pursuant to Section 1141(d) of the Bankruptcy Code, the rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all Interests, including any interest accrued on Claims from the Petition Date. Except as provided in the Confirmation Order or the Plan, Confirmation shall (a) discharge McLeodUSA from all Claims and other debts that arose before the Confirmation Date and all debts of the kind specified in Section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of claim based on such debt is filed or deemed filed pursuant to Section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to Section 502 of the Bankruptcy Code or (iii) the holder of a Claim based on such debt has accepted the Plan; and (b) terminate all Interests and other rights of equity security holders in McLeodUSA.

      b.
      As of the Confirmation Date, except as provided in the Plan or the Confirmation Order, all entities shall be precluded from asserting against McLeodUSA, Reorganized McLeodUSA, their successors or their property, any other or further claims, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any nature that occurred prior to the Confirmation Date. In accordance with the foregoing, except as provided in the Plan or the Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such claims and rights of equity security holders in McLeodUSA, pursuant to Sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment obtained against McLeodUSA at any time to the extent that such judgment relates to a discharged Claim or Interest.

  (b) Injunction

      a.
      Except as otherwise provided in the Plan, entities who have held, hold or may hold Claims against or Interests in McLeodUSA are (i) permanently enjoined from taking any of the following actions against the Estate or any of its property on account of any such Claims or Interests and (ii) permanently enjoined from taking any of the following actions against any of McLeodUSA, Reorganized McLeodUSA, or their property on account of such Claims or Interests: (A) commencing or continuing, in any manner or in any place, any action or other proceeding; (B) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (C) creating, perfecting or enforcing any lien or encumbrance; (D) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to McLeodUSA; and (E) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of the Plan.

      b.
      By accepting distributions pursuant to the Plan, each holder of an Allowed Claim or Interest will be deemed to have specifically consented to the injunctions set forth in this Section.

  (c) Releases

      a.
      Releases by McLeodUSA. As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, McLeodUSA and Reorganized McLeodUSA in their individual capacities and as debtor-in-possession, will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights of McLeodUSA or Reorganized McLeodUSA to enforce the Plan and the contracts, instruments, releases, indentures and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to McLeodUSA, Reorganized McLeodUSA, the parties released pursuant to Section 10.4 of the Plan, the Chapter 11 Case, or the Plan or this Proxy/Disclosure Statement, and that could have been asserted by or on behalf of McLeodUSA or its Estate or Reorganized McLeodUSA against (i) the current and former directors, officers and employees of McLeodUSA (other than for money borrowed from or owed to McLeodUSA or its subsidiaries by any such directors, officers or employees as set forth in McLeodUSA's books and records) and McLeodUSA's agents and professionals, (ii) the Senior Secured Lenders and the Bank Agents, (iii) the DIP Lenders and agent, (iv) Forstmann Little, and (v) the respective affiliates, and current and former officers, directors, employees, agents, members, shareholders, and professionals of the foregoing.

McLeodUSA does not believe that it has any claims against any of the entities to be released under the Plan. Moreover, McLeodUSA believes that the releases are warranted under the circumstances. McLeodUSA's officers, directors, and employees all share an identity of interest with McLeodUSA such that a suit against them would be, in essence, a suit against McLeodUSA and/or would deplete assets of McLeodUSA. The Bank Agents and the Senior Secured Lenders were instrumental in agreeing to modify the Credit Agreement in order to accommodate the Restructuring, and therefore also share an identity of interest with McLeodUSA in seeing the Plan succeed and McLeodUSA reorganize. Forstmann Little has been instrumental in formulating the Restructuring and supporting McLeodUSA with significant additional liquidity through its agreement to the Reclassification and to purchase the New Preferred Stock, and therefore also has an identity of interest with McLeodUSA. The releasees also have made substantial contributions to the reorganization by designing and implementing the Restructuring. The releases are an integral part of the Restructuring and the Plan, and hence are necessary to the continued success of Reorganized McLeodUSA. Finally, the Plan provides a distribution to holders of Claims against and Interests in McLeodUSA in exchange for the releases. The distributions under the Plan would not be available in a liquidation and also may not be available under alternative scenarios. Thus, absent the support of the releases, McLeodUSA may have to pursue other alternatives that may not provide commensurate value to all constituencies.

      b.
      Releases by Holders of Claims and Interests. On the Effective Date, (i) each Holder of a Claim or Interest that voted to accept the Plan and (ii) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, all other Holders of Claims and Interests, in consideration for the obligations of McLeodUSA and Reorganized McLeodUSA under the Plan and the Cash, Class A common stock, New Preferred Stock, New Director Preferred Stock, New Warrants and other contracts, instruments, releases, agreements or documents to be delivered in connection with the Plan, each entity (other than a McLeodUSA) that has held, holds or may hold a Claim or Interest, as applicable, will be deemed to forever release, waive and discharge all claims, demands, debts, rights, causes of action or liabilities (other than the right to enforce McLeodUSA's or Reorganized McLeodUSA's obligations under the Plan, and the contracts, instruments, releases, agreements and documents delivered under the Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to McLeodUSA, the Chapter 11 Case, the Plan or the Proxy/Disclosure Statement against (i) the current and former directors, officers and employees of McLeodUSA (other than Claims or Interests unrelated to McLeodUSA) and McLeodUSA's agent and professionals, (ii) the Senior Secured Lenders and the Bank Agents, (iii) the DIP Lenders and agent, (iv) Forstmann Little, and (v) the respective affiliates, and current and former officers, directors, employees, agents, members, shareholders, and professionals of the foregoing.

  (d) Exculpation and Limitation of Liability

    Neither McLeodUSA, the Senior Secured Lenders, the Bank Agents, the DIP Lenders nor any of their respective present or former members, officers, directors, shareholders, employees, advisors, attorneys or agents acting in such capacity, shall have or incur any liability to, or be subject to any right of action by, any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, shareholders, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, McLeodUSA's Chapter 11 Case, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under the Plan.

  (e) Injunction Related to Releases and Exculpation.

    The Confirmation Order will permanently enjoin the commencement or prosecution by any entity, whether directly, derivatively or otherwise, of any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities released pursuant to the Plan, including but not limited to the claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities released in the Plan.

  (f) Preservation of Rights of Action; Settlement of Litigation Claims

      a.
      Preservation of Rights of Action. Except as otherwise provided in the Plan, the Confirmation Order, or in any document, instrument, release or other agreement entered into in connection with the Plan, in accordance with Section 1123(b) of the Bankruptcy Code, McLeodUSA and its Estate shall retain the Litigation Claims. Reorganized McLeodUSA, as the successor in interest to McLeodUSA and the Estate, may enforce, sue on, settle or compromise (or decline to do any of the foregoing) any or all of the Litigation Claims. Notwithstanding the foregoing, McLeodUSA and Reorganized McLeodUSA shall not file, commence or pursue any claim, right or cause of action under Sections 544 through 550 of the Bankruptcy Code; provided, however, that notwithstanding any statute of limitations (including, without limitation, Section 544 of the Bankruptcy Code), McLeodUSA and

        Reorganized McLeodUSA shall have the right to assert or raise such causes of action (a) as defenses or counterclaims (up to the amount asserted in the Claims against McLeodUSA); and (b) in connection with the Claims objection process, in which case such causes of action can be raised as an objection to a Claim and not as defenses or counterclaims.

      b.
      Settlement of Litigation Claims. At any time after the Confirmation Date and before the Effective Date, notwithstanding anything in the Plan to the contrary, Reorganized McLeodUSA may settle any or all of the Litigation Claims with the approval of the Bankruptcy Court pursuant to Bankruptcy Rule 9019.

  (g) Termination of Subordination Rights and Settlement of Related Claims

      a.
      The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, if any, whether arising by contract or under general principles of equitable subordination, Section 510(b) or 510(c) of the Bankruptcy Code, or otherwise. All subordination rights that a Holder of a Claim or Interest may have with respect to any distribution to be made pursuant to the Plan will be discharged and terminated, and all actions related to the enforcement of such subordination rights will be permanently enjoined. Accordingly, distributions pursuant to the Plan to Holders of Allowed Claims or Allowed Interests will not be subject to payment to a beneficiary of such terminated subordination rights, or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights.

      b.
      Pursuant to Bankruptcy Rule 9019 and in consideration of the distributions and other benefits provided under the Plan, the provisions of the Plan will constitute a good faith compromise and settlement of all claims or controversies relating to the subordination rights that a Holder of a Claim or Interest may have or any distribution to be made pursuant to the Plan on account of such Claim or Interest. Entry of the Confirmation Order will constitute the Bankruptcy Court's approval, as of the Effective Date, of the compromise or settlement of all such claims or controversies and the Bankruptcy Court's finding that such compromise or settlement is in the best interests of McLeodUSA, Reorganized McLeodUSA, their respective properties, and holders of Claims and Interests, and is fair, equitable and reasonable.

Summary of Other Provisions of the Plan

    The following paragraphs summarize certain other significant provisions of the Plan. The Plan should be referred to for the complete text of these and other provisions of the Plan.

  (a) Exemption from Transfer Taxes

    Pursuant to Section 1146(c) of the Bankruptcy Code, (a) the issuance, transfer or exchange of notes or equity securities under the Plan; (b) the creation of any mortgage, deed of trust, lien, pledge or other security interest; (c) the making or assignment of any lease or sublease; or (d) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, including, without limitation, any merger agreements; agreements of consolidation, restructuring, disposition, liquidation or dissolution; deeds; bills of sale; and transfers of tangible property, will not be subject to any stamp tax, recording tax, personal property tax, real estate transfer tax, sales or use tax or other similar tax. Any transfers from McLeodUSA to Reorganized McLeodUSA or otherwise pursuant to the Plan shall not be subject to any such taxes, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. Unless the Bankruptcy Court orders otherwise, any of the foregoing transactions taken on or prior to the Effective Date shall be deemed to have been in furtherance of, or in connection with, the Plan.

  (b) Cancellation of Notes and Old Preferred Stock

    On the Effective Date, except as otherwise provided for herein, (i) the Notes, Old Preferred Stock, and any other notes, bonds (with the exception of surety bonds outstanding), Indentures or other instruments or documents evidencing or creating any indebtedness or obligations of McLeodUSA, except such notes or other instruments evidencing indebtedness or obligations of McLeodUSA that are Unimpaired, Reinstated, or amended and restated under the Plan, shall be cancelled, and (ii) the obligations of McLeodUSA under any agreements, Indentures or certificates of designation governing the Notes, Old Preferred Stock, and any other notes, bonds, indentures or other instruments or documents evidencing or creating any indebtedness or obligations of McLeodUSA, except such notes or other instruments evidencing indebtedness or obligations of McLeodUSA that are Unimpaired, Reinstated or amended and restated under the Plan, as the case may be, shall be discharged; provided, however, that each Indenture or other agreement that governs the rights of Notes Claims shall continue in effect solely for the purpose of allowing the Notes Trustee to make distributions on account of such Claims under the Plan.

  (c) Effectuating Documents and Further Transactions

    Each of McLeodUSA or Reorganized McLeodUSA, as appropriate, is authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement and further evidence the terms and conditions of the Plan and any notes or securities issued pursuant to the Plan.

  (d) Revocation, Withdrawal or Non-Consummation

    McLeodUSA reserves the right to revoke or withdraw the Plan prior to the Confirmation Date and to file subsequent plans of reorganization. If McLeodUSA revokes or withdraws the Plan, or if Confirmation or consummation does not occur, then (a) the Plan shall be null and void in all respects, (b) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Interest or Class of Claims or Interests), assumption or rejection of executory contracts or leases affected by the Plan, and any document or agreement executed pursuant to the Plan, shall be deemed null and void, and (c) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (i) constitute a waiver or release of any Claims by or against, or any Interests in, McLeodUSA or any other person, (ii) prejudice in any manner the rights of McLeodUSA or any other person, or (iii) constitute an admission of any sort by McLeodUSA or any other Person.

  (e) Amendment or Modification of the Plan

    Subject to Section 1127 of the Bankruptcy Code and, to the extent applicable, Sections 1122, 1123 and 1125 of the Bankruptcy Code, McLeodUSA reserves the right to alter, amend or modify the Plan with the consent of the Bank Agents at any time prior to or after the Confirmation Date but prior to the substantial consummation of the Plan. A Holder of a Claim or Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim or Interest of such Holder.

  (f) Plan Supplement

    The Plan Supplement, which shall include certain exhibits, lists, schedules, or documents to be executed in connection with the Plan, shall be filed with the Bankruptcy Court not later than five (5) days prior to the Confirmation Hearing. Upon its filing, the Plan Supplement may be inspected in the office of the clerk of the Bankruptcy Court or its designee during normal business hours. Holders of Claims and Interests may obtain a copy of the Plan Supplement upon written request to McLeodUSA. The documents contained in the Plan Supplement shall be approved by the Bankruptcy Court pursuant to the Confirmation Order.

Confirmation and Consummation Procedure

    The Bankruptcy Court may confirm the Plan only if it determines that the Plan complies with the technical requirements of Chapter 11, including, among other things, that (a) the Plan has properly classified Claims and Interests, (b) the Plan complies with applicable provisions of the Bankruptcy Code, (c) McLeodUSA has complied with applicable provisions of the Bankruptcy Code, (d) McLeodUSA has proposed the Plan in good faith and not by any means forbidden by law, (e) disclosure of "adequate information" as required by Section 1125 of the Bankruptcy Code has been made, (f) the Plan has been accepted by the requisite votes of all classes of Creditors and Interest Holders (except to the extent that "cramdown" is available under Section 1129(b) of the Bankruptcy Code), (g) the Plan is in the "best interests" of all Holders of Claims or Interests in an Impaired Class, and (h) all fees and expenses payable under 28 U.S.C. § 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, have been paid or the Plan provides for the payment of such fees on the Effective Date. Under the Bankruptcy Code, the following steps must be taken to confirm the Plan.

The Confirmation Hearing

    The Bankruptcy Court will schedule a hearing on the confirmation of the Plan. At that hearing the Bankruptcy Court will consider whether the Plan satisfies the various requirements of the Bankruptcy Code, including whether the Plan is feasible and whether the Plan is in the best interests of the Creditors and Holders of Interests in McLeodUSA. At that time, McLeodUSA will submit a report to the Bankruptcy Court concerning the votes for acceptance or rejection of the Plan by the parties entitled to vote thereon.

    Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of the Plan. Any objection to confirmation of the Plan must be made in writing and filed with the Bankruptcy Court and served on all required parties by the objection deadlines set by the Bankruptcy Court. Unless an objection to confirmation is timely served and filed, it may not be considered by the Bankruptcy Court.

Confirmation

    At the Confirmation Hearing, the Bankruptcy Court will confirm the Plan only if all of the requirements of Section 1129 of the Bankruptcy Code are met. Among the requirements for confirmation of a plan are that the plan is (a) accepted by all impaired classes of claims and equity interests or, if rejected by an impaired class, that the plan "does not discriminate unfairly" and is "fair and equitable" as to such class, (b) feasible and (c) in the "best interests" of creditors and stockholders that are impaired under the plan.

  (a) Unfair Discrimination and Fair and Equitable Tests

    To obtain non-consensual confirmation of the Plan, it must be demonstrated to the Bankruptcy Court that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to each impaired, non-accepting Class. The Bankruptcy Code provides a non-exclusive definition of the phrase "fair and equitable." The Bankruptcy Code establishes tests for determining what is "fair and equitable" for secured creditors, unsecured creditors and equity holders, as follows:

      a.
      Secured Creditors. Either (i) each impaired secured creditor retains its liens securing its secured claim and receives on account of its secured claim deferred cash payments having a present value equal to the amount of its allowed secured claim, (ii) each impaired secured creditor realizes the "indubitable equivalent" of its allowed secured claim, or (iii) the property securing the claim is sold free and clear of liens, with such liens to attach to the proceeds of the sale and the treatment of such liens with respect to such proceeds to be as provided in clause (i) or (ii) of this subparagraph.

      b.
      Unsecured Creditors. Either (i) each impaired unsecured creditor receives or retains, under the plan, property of a value equal to the amount of its allowed claim or (ii) the holders of claims and interests that are junior to the claims of the dissenting class will not receive any property under the plan.

      c.
      Equity Interests. Either (i) each holder of an equity interest will receive or retain, under the plan, property of a value equal to the greatest of the fixed liquidation preference to which such holder is entitled, the fixed redemption price to which such holder is entitled, or the value of the interest or (ii) the holder of an interest that is junior to the non-accepting class will not receive or retain any property under the plan.

    McLeodUSA reserves the right to pursue the Plan without having previously obtained sufficient acceptances of the Plan from Holders of Class A Common Stock Interests. In such case, McLeodUSA may request entry of the Class 7 Solicitation Order from the Bankruptcy Court that deems Class 7 Class A Common Stock Interests to have rejected the Plan, thereby obviating any further need to solicit votes from the Holders of such Interests. In such case, McLeodUSA will request confirmation of the Plan under Section 1129(b) of the Bankruptcy Code notwithstanding the deemed rejection of the Plan by Class 7. McLeodUSA believes that the Plan may be confirmed pursuant to the above-described "cramdown" provisions, over the deemed dissent of Holders of Interests in Class 7, in view of the treatment proposed for such Class. Specifically, McLeodUSA believes that the treatment under the Plan of the Holders of Interests in Class 7 satisfies the "fair and equitable" test since there is no class junior to such non-accepting Class that will receive or retain any property under the Plan. The same is true with respect to the Class 8 Other Old Equity Interests.

  (b) Best Interests Test

    With respect to each impaired Class of Claims and Interests, confirmation of the Plan requires that each Holder of a Claim or Interest either (a) accept the Plan or (b) receive or retain under the Plan property of a value, as of the Effective Date, that is not less than the value such Holder would receive or retain if McLeodUSA was liquidated under Chapter 7 of the Bankruptcy Code. To calculate the probable distribution to Holders of each impaired Class of Claims and Interests if McLeodUSA was liquidated under Chapter 7, a bankruptcy court must first determine the aggregate dollar amount that would be generated from McLeodUSA's assets if its Chapter 11 Case were converted to a Chapter 7 case under the Bankruptcy Code. This "liquidation value" would consist primarily of the proceeds from a forced sale of McLeodUSA's assets by a Chapter 7 trustee.

    The amount of liquidation value available to unsecured creditors would be reduced by, first, the claims of secured creditors to the extent of the value of their collateral, and, second, by the costs and expenses of liquidation, as well as by other administrative expenses and costs of both the Chapter 7 case and the Chapter 11 case. Costs of liquidation under Chapter 7 of the Bankruptcy Code would include the compensation of a trustee, as well as of counsel and other professionals retained by the trustee, asset disposition expenses, all unpaid expenses incurred by McLeodUSA in its Chapter 11 case (such as compensation of attorneys, financial advisors and accountants) that are allowed in the Chapter 7 case, litigation costs, and claims arising from the operations of McLeodUSA during the pendency of the Chapter 11 case. The liquidation itself would trigger certain priority claims that otherwise would be due in the ordinary course of business. Those priority claims would be paid in full from the liquidation proceeds before the balance would be made available to pay general claims or to make any distribution in respect of equity interests. The liquidation would also prompt the rejection of a large number of executory contracts and unexpired leases and thereby create a significantly higher number of unsecured creditors.

    McLeodUSA believes that the Plan meets the "best interests of creditors" test of Section 1129(a)(7) of the Bankruptcy Code. McLeodUSA believes that the members of each Impaired Class will receive greater value under the Plan than they would in a liquidation. The Liquidation Analysis, a copy of which is attached hereto as Appendix III, provides that in the event of a liquidation as described therein, the proceeds available for Holders of General Unsecured Claims and Note Claims would be $83.6 million, resulting in a recovery of only 2.5%. The Liquidation Analysis provides that there would be no recovery to Holders of Old Preferred Stock Interests and Class A Common Stock Interests.

    In contrast, under the Plan, Holders of General Unsecured Claims will receive a 100% recovery. It is estimated that Holders of Note Claims will receive a recovery of approximately 24%. Holders of Old Preferred Stock Interests are estimated to receive collective value of $539 million under the Plan, and Holders of Class A Common Stock Interests are estimated to receive collective value of $344 million under the Plan. Therefore, Holders of such Claims and such Interests will receive substantially more under the Plan than in a liquidation. Although McLeodUSA believes that the Plan meets the "best interests test" of Section 1129(a)(7) of the Bankruptcy Code, there can be no assurance that the Bankruptcy Court will determine that the Plan meets this test. THESE ESTIMATES OF VALUE ARE SUBJECT TO A NUMBER OF ASSUMPTIONS AND SIGNIFICANT QUALIFYING CONDITIONS. ACTUAL VALUES AND RECOVERIES COULD VARY MATERIALLY FROM THE ESTIMATES SET FORTH HEREIN. See "Valuation Analysis."

  (c) Feasibility

    The Bankruptcy Code requires that the Bankruptcy Court determine that confirmation of a Plan is not likely to be followed by liquidation or the need for further financial reorganization of McLeodUSA. For purposes of showing that the Plan meets this feasibility standard, McLeodUSA and Houlihan have analyzed the ability of Reorganized McLeodUSA to meet its obligations under the Plan and retain sufficient liquidity and capital resources to conduct its business.

    McLeodUSA believes that with a significantly deleveraged capital structure, its business will be able to return to viability. The decrease in the amount of debt on McLeodUSA's balance sheet will improve McLeodUSA's cash flow and reduce its interest expense. McLeodUSA's liquidity also will be bolstered by its $160 million Exit Facility. To further support its belief in the feasibility of the Plan, McLeodUSA has relied upon Pro Forma Financial Projections for Fiscal Years 2001 through 2005 contained above (the "Projections"). The Projections indicate that Reorganized McLeodUSA should have sufficient cash flow to pay and service its debt obligations. Accordingly, McLeodUSA believes that the Plan complies with the financial feasibility standard of Section 1129(a)(11) of the Bankruptcy Code.

    Holders of Claims against and Interests in McLeodUSA are advised, however, that the Projections were not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants or any other regulatory or professional agency or body or generally accepted accounting principles. Furthermore, McLeodUSA's independent certified public accountants have not compiled or examined the Projections and accordingly do not express any opinion or any other form of assurance with respect thereto and assume no responsibility for the Projections.

    The Projections also assume that (i) the Plan will be confirmed and consummated in accordance with its terms, (ii) there will be no material change in legislation or regulations, or the administration thereof, including telecommunications and environmental legislation or regulations, that will have an unexpected effect on the operations of Reorganized McLeodUSA, (iii) there will be no change in United States generally accepted accounting principles that will have a material effect on the reported financial results of Reorganized McLeodUSA, and (iv) there will be no material contingent or unliquidated litigation or indemnity claims applicable to Reorganized McLeodUSA. To the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. In addition, although they are presented with numerical specificity and considered reasonable by McLeodUSA when taken as a whole, the assumptions and estimates underlying the Projections are subject to significant business, economic and competitive uncertainties and contingencies, many of which will be beyond the control of Reorganized McLeodUSA.

    Accordingly, the Projections are only estimates that are necessarily speculative in nature. It can be expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections, which variations may be material and are likely to increase over time. The Projections should therefore not be regarded as a representation by McLeodUSA or any other person that the results set forth in the Projections will be achieved. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The Projections should be read together with the information in this Proxy/Disclosure Statement entitled "Risk Factors," which sets forth important factors that could cause actual results to differ from those in the Projections.

    McLeodUSA is subject to the informational requirements of the Exchange Act, as amended, and in accordance therewith files periodic reports and other information with the SEC relating to its business, financial statements and other matters. Such filings will not include projected financial information. McLeodUSA does not intend to update or otherwise revise the Projections, including any revisions to reflect events or circumstances existing or arising after the date of this Proxy/Disclosure Statement or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions do not come to fruition. Furthermore, McLeodUSA does not intend to update or revise the Projections to reflect changes in general economic or industry conditions.

  (d) Valuation Analysis

    McLeodUSA has been advised by Houlihan with respect to the reorganization equity value of Reorganized McLeodUSA. The reorganization equity value, which includes McLeodUSA's operating business, the expected present value of certain non-operating assets, and the estimated debt balances at and beyond the Effective Date, were estimated by Houlihan to be approximately $1.15 billion as of an assumed Effective Date of March 31, 2002 and giving effect to the divestiture of Pubco on the consummation of the Restructuring and to the divestiture of ICTC and DTG, both of which are assumed to occur within 14 months of the Effective Date. The foregoing reorganization equity value (ascribed as of the date of this Proxy/Disclosure Statement) reflects, among other things, factors discussed below, current financial market conditions, and the inherent uncertainty as to the achievement of the Projections.

    Based on the assumed reorganization equity value set forth above, the value of the 378.8 million shares of Class A common stock to be outstanding under the Plan, after the Reclassification and

Reverse Stock Split, is estimated to be approximately $2.74 per share, after giving effect to the potentially dilutive impact of the New Warrants, New Preferred Stock, and the Management Incentives. The foregoing valuation also reflects a number of assumptions, including a successful reorganization of McLeodUSA's business and finances in a timely manner, the amount of available cash, market conditions, and the Plan becoming effective in accordance with its terms on a basis consistent with the estimates and other assumptions discussed herein.

    In preparing the estimated reorganization equity value, Houlihan: (a) reviewed certain historical financial information of McLeodUSA for recent years and interim periods; (b) reviewed certain internal financial and operating data of McLeodUSA and assisted in developing financial projections relating to its businesses and prospects; (c) met with certain members of senior management of McLeodUSA to discuss McLeodUSA's operations and future prospects; (d) reviewed publicly available financial data and considered the market values of public companies that Houlihan deemed generally comparable to the operating businesses of McLeodUSA; (e) reviewed the financial terms, to the extent publicly available, of certain acquisitions of companies that Houlihan believes were comparable to the operating businesses of McLeodUSA; (f) considered certain economic and industry information relevant to McLeodUSA's operating business; (g) visited certain of McLeodUSA's facilities; and (h) conducted such other analyses as Houlihan deemed appropriate under the circumstances. Although Houlihan conducted a review and analysis of McLeodUSA's business, operating assets and liabilities and business plans, Houlihan assumed and relied on the accuracy and completeness of all financial and other information furnished to it by McLeodUSA. No independent evaluations or appraisals of McLeodUSA's assets were sought or were obtained in connection therewith.

    Estimates of reorganization equity value do not purport to be appraisals, nor do they necessarily reflect the values that might be realized if assets were sold. The estimates of reorganization equity value prepared by Houlihan assume that Reorganized McLeodUSA continues as the owner and operator of its businesses and assets. Such estimates were developed solely for purposes of formulation and negotiation of the Plan and the analysis of implied relative recoveries to creditors thereunder. Such estimates reflect computations of the estimated reorganization equity value of Reorganized McLeodUSA through the application of various valuation techniques and do not purport to reflect or constitute appraisals, liquidation values or estimates of the actual market values that may be realized through the sale of any securities to be issued pursuant to the Plan, which may be significantly different from the amounts set forth herein. The value of an operating business is subject to uncertainties and contingencies that are difficult to predict and will fluctuate with changes in factors affecting the financial conditions and prospects of such a business. As a result, the estimate of reorganization equity value set forth herein is not necessarily indicative of actual outcomes, which may be significantly more or less favorable than those set forth herein. Depending on the results of McLeodUSA's operations or changes in the financial markets, Houlihan's valuation analysis as of the effective date may differ from that disclosed herein.

    In addition, the valuation of newly-issued securities is subject to additional uncertainties and contingencies, all of which are difficult to predict. Actual market prices of such securities at issuance will depend upon, among other things, prevailing interest rates; conditions in the financial markets; the anticipated initial securities holdings of prepetition creditors, some of which may prefer to liquidate their investment rather than hold it on a long-term basis; and other factors that generally influence the prices of securities. Actual market prices of such securities also may be affected by McLeodUSA's history in Chapter 11 or by other factors not possible to predict. Accordingly, the reorganization equity value estimated by Houlihan does not necessarily reflect, and should not be construed as reflecting, values that will be attained in the public or private markets. The equity value ascribed in the analysis does not purport to be an estimate of the post-reorganization market trading value. Such trading value may be materially different from the reorganization equity value ranges associated with Houlihan's valuation analysis.

Certain Other Legal Considerations

The Securities Act

    McLeodUSA has not filed a registration statement under the Securities Act, or any other federal or state securities laws with respect to the Class A common stock, New Preferred Stock, New Director Preferred Stock, and the New Warrants that may be deemed to be offered by virtue of this solicitation. McLeodUSA is relying on Section 3(a)(9) and/or any other applicable section of the Securities Act and similar state law provisions to exempt McLeodUSA from registering the offer of any securities that may be deemed to be made pursuant to this solicitation.

  (a)  Reclassification of Old Preferred Stock and Reverse Stock Split of Class A Common Stock

    Generally, the Securities Act prohibits the offer of securities to the public unless a registration statement has been filed with the SEC and the sale of securities until such registration statement has been declared effective by the SEC, unless an exemption from registration is available. Both the Reclassification and the Reverse Stock Split constitute an "offer" of securities under the Securities Act. However, McLeodUSA is availing itself of Section 3(a)(9) of the Securities Act which provides an exemption from registration for exchanges of securities "by the issuer with its existing security holders exclusively where no commission or other renumeration is paid or given directly or indirectly for soliciting such exchange."

    McLeodUSA has nevertheless prepared this Proxy Statement and Disclosure Statement which contains substantially the same information which would be required for a registration statement, including pro forma financial information. McLeodUSA is filing with the SEC a copy of this Proxy/Disclosure Statement that describes the Reclassification and the Reverse Stock Split. After the Proxy/Disclosure Statement has been lodged with the SEC for ten (10) days as required under applicable law, McLeodUSA intends to distribute the Proxy/Disclosure Statement to holders of Old Preferred Stock and Class A common stock in order to solicit their votes on the Plan. During such ten-day period, during which time the Proxy/Disclosure Statement is a "preliminary" proxy, the SEC may review and comment on the Proxy/Disclosure Statement. The Proxy/Disclosure Statement becomes final after such ten-day period unless the SEC requires that changes or other modifications be made to the Proxy/Disclosure Statement or the SEC enjoins distribution of the Proxy/Disclosure Statement to holders of Old Preferred Stock and Class A common stock.

  (b)  Exchange of Notes

    Concurrently with the filing of this Proxy/Disclosure Statement, McLeodUSA is delivering to Noteholders a copy of the offering memorandum, including a disclosure statement that is substantially similar to this Proxy/Disclosure Statement. Because no filing with the SEC is required for the Exchange Offer, the SEC is not reviewing or commenting on the offering documents used in the Exchange Offer. Accordingly, no filing with the SEC is being made with respect to the Exchange Offer.

Registration

    Holders of securities who are deemed to be "underwriters" within the meaning of Section 1145(b)(1) of the Bankruptcy Code or who may otherwise be deemed to be "underwriters" of, or to exercise "control" over, McLeodUSA within the meaning of Rule 405 of Regulation C under the Securities Act may, under certain circumstances, be able to sell their securities pursuant to the more limited safe harbor resale provisions of Rule 144 under the Securities Act. Generally, Rule 144 provides that, if certain conditions are met (e.g., one year holding period with respect to "restricted securities," volume limitations, manner of sale, availability of current information about the issuer, etc.), (a) any person who resells "restricted securities" and (b) any "affiliate" of the issuer of the securities sought to be resold will not be deemed to be an "underwriter" as defined in Section 2(11) of the Securities Act.

Under paragraph (k) of Rule 144, the aforementioned conditions to resale will no longer apply to restricted securities sold for the account of a holder who is not an affiliate of McLeodUSA at the time of such resale and who has not been such during the three-month period next preceding such resale, so long as a period of at least two years has elapsed since the later of (i) the Effective Date and (ii) the date on which such holder acquired his or its securities.

Risk Factors

  Disruption of McLeodUSA's Business

    Commencement of a bankruptcy proceeding, even if only to confirm the plan, could adversely affect the relationship between McLeodUSA and its employees, customers and suppliers. If such relationships are adversely affected, McLeodUSA's working capital position and operating results could deteriorate materially. Such deterioration could adversely affect McLeodUSA's ability to consummate the Plan.

  Risk of Non-Confirmation of the Plan or of Possible Invalidation of the Solicitation

    There can be no assurance that the Bankruptcy Court will decide that this Proxy/Disclosure Statement meets the disclosure requirements of the Bankruptcy Code or that the Acceptances are effective for the purpose of approving the Plan. Section 1126(b) of the Bankruptcy Code provides that the holder of a claim against, or interest in, a debtor who accepts or rejects a plan of reorganization before the commencement of a Chapter 11 case is deemed to have accepted or rejected such plan under the Bankruptcy Code so long as the solicitation of such acceptance was made in accordance with applicable non-bankruptcy law governing the adequacy of disclosure in connection with such solicitation, or, if such laws do not exist, such acceptance was solicited after disclosure of "adequate information," as defined in Section 1125 of the Bankruptcy Code. In addition, Bankruptcy Rule 3018(b) states that a holder of a claim or interest who has accepted or rejected a plan before the commencement of the case under the Bankruptcy Code shall not be deemed to have accepted or rejected the plan if the court finds after notice and a hearing that the plan was not transmitted in accordance with reasonable solicitation procedures.

    This Proxy/Disclosure Statement is being presented in order to satisfy the foregoing requirements. McLeodUSA believes that its solicitation of votes to accept or reject the Plan is proper under applicable nonbankruptcy law, rules and regulations. McLeodUSA cannot be certain, however, that its solicitation of Acceptances or rejections will be approved by the Bankruptcy Court. If such approval is not obtained, then McLeodUSA may have to solicit votes to accept or reject the Plan from one or more classes of claims or interests that were not previously solicited. McLeodUSA also may have to seek to resolicit Acceptances, and, in such event, confirmation of the Plan could be delayed and possibly jeopardized.

    Section 1122 of the Bankruptcy Code requires that the Plan classify claims against, and interests in, McLeodUSA. The Bankruptcy Code also provides that, except for certain claims classified for administrative convenience, the Plan may place a claim or interest in a particular class only if such claim or interest is substantially similar to the other claims or interests of such class. McLeodUSA believes that all claims and interests have been appropriately classified in the Plan. McLeodUSA has elected to separately classify General Unsecured Claims. This class is composed largely of trade creditors and does not include Note claims. Because McLeodUSA is a holding company and does not have any material operating assets, McLeodUSA believes that there are few, if any, General Unsecured Claims. However, in order to maximize the possibility of confirmation of the Plan as expeditiously as possible, McLeodUSA has determined, in the exercise of its business judgment, to leave all such claims Unimpaired under the Plan so that it may focus on restructuring the Notes.

    To the extent that the Bankruptcy Court finds that a different classification is required for the Plan to be confirmed, McLeodUSA presently anticipates that it would seek (i) to modify the Plan to provide for whatever classification might be required for confirmation and (ii) to use the Acceptances received from any creditor or shareholder pursuant to this solicitation for the purpose of obtaining the approval of the class or classes of which such creditor or shareholder ultimately is deemed to be a member. Any such reclassification of creditors or shareholders, although subject to the notice and hearing requirements of the Bankruptcy Code, could adversely affect the class in which such creditor or shareholder was initially a member, or any other class under the Plan, by changing the composition of such class and the vote required for approval of the Plan.

    There can be no assurance that the Bankruptcy Court, after finding that a classification was inappropriate and requiring a reclassification, would approve the Plan based upon such reclassification. Except to the extent that modification of classification in the Plan requires resolicitation, McLeodUSA will, in accordance with the Bankruptcy Code and the Bankruptcy Rules, seek a determination by the Bankruptcy Court that acceptance of the Plan by any Holder pursuant to this solicitation will constitute a consent to the Plan's treatment of such Holder regardless of the class as to which such Holder is ultimately deemed to be a member. McLeodUSA believes that under the Bankruptcy Rules, McLeodUSA would be required to resolicit votes for or against the Plan only when a modification adversely affects the treatment of the claim of any creditor or equity holder.

Modification of the Plan

    McLeodUSA may seek to modify or amend the Plan at any time prior to the confirmation date in the manner provided for in Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019 or as otherwise permitted by law without additional disclosure pursuant to Section 1125 of the Bankruptcy Code, except as the Bankruptcy Court might otherwise require. The potential impact of any such amendment or modification on the holders of claims and interests cannot presently be foreseen, but may include a change in the economic impact of the Plan on some or all of the classes or a change in the relative rights of such classes. If any of the terms of the Plan are amended in a manner determined by McLeodUSA or the Bankruptcy Court, as appropriate, to constitute a material adverse change to the treatment of the claim of any creditor or the interest of any equity security holder, McLeodUSA will promptly disclose any such amendment in accordance with Bankruptcy Code Section 1127, Bankruptcy Rule 3019, and any order of the Bankruptcy Court.

    McLeodUSA, prior to confirmation of the Plan, or prior to substantial consummation thereof, subject to the provisions of Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, reserves the right to amend the terms of the Plan or waive any conditions thereto if and to the extent McLeodUSA determines that such amendments or waivers are necessary or desirable to consummate the plan. McLeodUSA will give all holders of claims and interests notice of such amendments or waivers as may be required by applicable law and the Bankruptcy Court. If, after receiving sufficient Acceptances but prior to confirmation of the Plan, McLeodUSA seeks to modify the Plan, McLeodUSA could only use such previously solicited Acceptances if (i) all classes of adversely affected creditors and interest holders accepted the modification in writing or (ii) the Bankruptcy Court determines, after notice to designated parties, that such modification was de minimis or purely technical or otherwise did not adversely change the treatment of Holders of accepting Claims and Interests. McLeodUSA reserves the right to use Acceptances of the Plan received in this solicitation to seek confirmation of the Plan under any case commenced under Chapter 11 of the Bankruptcy Code, whether such case is commenced by the filing of a voluntary or involuntary petition, subject to approval of the Bankruptcy Court.

Withdrawal of the Plan

    If a Chapter 11 petition is filed by or against McLeodUSA, McLeodUSA reserves the right not to file the Plan, or, if it files the Plan, to revoke and withdraw such Plan at any time prior to confirmation. If the plan is revoked or withdrawn, the Plan and the ballots will be deemed to be null and void. In such event, nothing contained in the Plan will be deemed to constitute a waiver or release of any claims by or against McLeodUSA, or interests of or in McLeodUSA, or any other person or to prejudice in any manner the rights of McLeodUSA or any other person.

    If the Requisite Acceptances are not received or if the Plan is not confirmed, McLeodUSA may file its Chapter 11 petitions and attempt to formulate and propose a different plan or plans or reorganization. Such a plan or plan(s) might involve either a reorganization and continuation of McLeodUSA's businesses or an orderly liquidation of assets. However, McLeodUSA's business could suffer from increased costs, erosion of customer confidence, and liquidity difficulties if it remained a debtor-in-possession during a lengthy Chapter 11 process while trying to negotiate a plan of reorganization. McLeodUSA therefore believes that the Plan enables Holders of Claims and Interests to realize the greatest value under the circumstances and that, compared to any later alternative plan of reorganization, the Plan has the greatest chance to be confirmed and consummated.

Alternatives to Confirmation and Consummation of the Plan

    McLeodUSA believes that the Plan affords Holders of Claims and Interests the potential for the greatest recovery and, therefore, is in the best interests of such Holders. If, however, the requisite acceptances of the Plan are not received, or the Plan is not confirmed and consummated, the theoretical alternatives include: (a) formulation of an alternative plan of reorganization or (b) liquidation of McLeodUSA under Chapter 7 or 11 of the Bankruptcy Code.

Alternative Plan(s) of Reorganization

    As stated above, McLeodUSA may file a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code and seek, as promptly as practicable thereafter, confirmation of the Plan or any other restructuring in its sole discretion. McLeodUSA believes that the length of any bankruptcy proceedings commenced by McLeodUSA, including one seeking confirmation of the Plan, will be subject to considerable uncertainty and that the completion of such proceedings could be delayed for reasons beyond the control of McLeodUSA, including the need to solicit additional acceptances of the Plan after commencement of a case. Even if the Plan were uncontested, it is estimated that the Plan would take approximately two months to confirm and could take longer if post-petition solicitations are required. Furthermore, even if all classes of Impaired creditors and equity holders accept the Plan, the Plan may not be confirmed by the Bankruptcy Court. The Bankruptcy Court, which sits as a court of equity, may exercise substantial discretion. Section 1129 of the Bankruptcy Code sets forth the requirements for confirmation and requires, among other things, that the confirmation of the Plan not be followed by a need for further financial reorganization and that the value of distributions to dissenting creditors and shareholders not be less than the value of distributions such creditors and shareholders would receive if McLeodUSA were liquidated under Chapter 7 of the Bankruptcy Code. Although McLeodUSA believes that the Plan will meet such tests, there can be no assurance that the Bankruptcy Court would reach the same conclusion.

Liquidation Under Chapter 7 or Chapter 11

    If no plan is confirmed and McLeodUSA commences bankruptcy proceedings, McLeodUSA may be forced to liquidate under Chapter 7 of the Bankruptcy Code pursuant to which a trustee would be elected or appointed to liquidate McLeodUSA's assets for distribution to creditors in accordance with the priorities established by the Bankruptcy Code. It is impossible to predict precisely how the proceeds of the liquidation would be distributed to the respective holders of Claims against or Interests in McLeodUSA.

    As described above, however, McLeodUSA believes that in a liquidation under Chapter 7, before creditors received any distribution, additional administrative expenses involved in the appointment of a trustee or trustees and attorneys, accountants and other professionals to assist such trustees would cause a substantial diminution in the value of McLeodUSA's estate. The assets available for distribution to creditors would be reduced by such additional expenses and by Claims, some of which would be entitled to priority, which would arise by reason of the liquidation and from the rejection of leases and other executory contracts in connection with the cessation of operations and the failure to realize the greater going concern value of McLeodUSA's assets.

    McLeodUSA also could be liquidated pursuant to the provisions of a Chapter 11 plan of reorganization. In a liquidation under Chapter 11, McLeodUSA's assets could be sold in an orderly fashion over a more extended period of time than in a liquidation under Chapter 7. Thus, a Chapter 11 liquidation might result in larger recoveries than in a Chapter 7 liquidation, but the delay in distributions could result in lower present values received and higher administrative costs. Because a trustee is not required in a Chapter 11 case, expenses for professional fees could be lower than in a Chapter 7 case. However, any distribution to the holders of Claims under a Chapter 11 liquidation plan probably would be delayed substantially.

    Although preferable to a Chapter 7 liquidation, McLeodUSA believes that any alternative liquidation under Chapter 11 is a much less attractive alternative to creditors than the Plan because of the greater return McLeodUSA anticipates is provided by the Plan.

PROCEDURES FOR VOTING ON THE PLAN

    Before voting to accept or reject the Plan, each Stockholder should carefully review the Plan attached as Apprendix II and described herein under "The Plan." All descriptions of the Plan set forth in this Proxy/Disclosure Statement are subject to the terms and conditions of the Plan. Instructions for voting on the Plan are set forth in the instructions contained in the enclosed beneficial owner ballots (and, in the case of nominees, master ballots which will be received at a later date).

Voting Deadline

    The period during which beneficial owner ballots (the "Beneficial Owner Ballots") and master ballots (the "Master Ballots") will be accepted will terminate at 5:00 p.m., New York City time on January 15, 2002, unless and until McLeodUSA, in its sole discretion, extends the date until which Beneficial Owner Ballots and Master Ballots will be accepted, in which case the voting deadline will terminate at 5:00 p.m., New York City time on such extended date (the "Voting Deadline"). Except to the extent McLeodUSA so determines or as permitted by the Bankruptcy Court, Beneficial Owner Ballots or Master Ballots that are received after the Voting Deadline will not be counted or otherwise used by McLeodUSA in connection with McLeodUSA's request for confirmation of the Plan (or any permitted modification thereof).

    McLeodUSA reserves the absolute right, at any time or from time to time, to extend, by oral or written notice to the Voting Agent, the period of time (on a daily basis, if necessary) during which Beneficial Owner Ballots and Master Ballots will be accepted for any reason including, but not limited to, determining whether or not requisite acceptances of the Plan have been received, by making a public announcement of such extension no later than 9:00 a.m. (New York City time) on the first business day next succeeding the previously announced Voting Deadline. Without limiting the manner in which McLeodUSA may choose to make any public announcement, McLeodUSA will not have any obligation to publish, advertise, or otherwise communicate any such public announcement, other than by issuing a news release through the Business Wire. There can be no assurance that McLeodUSA will exercise its right to extend the Voting Deadline. In the event that McLeodUSA commences a Chapter 11 case prior to the Voting Deadline, McLeodUSA may use acceptances received prior to the Voting Deadline to obtain consummation of the Plan.

Voting Procedures

    McLeodUSA is providing copies of this Proxy/Disclosure Statement (including all exhibits and appendices) and related materials and, where appropriate, Beneficial Owner Ballots and Master Ballots (in either case, a "Solicitation Package"), to registered Stockholders. Registered Stockholders may include brokerage firms, commercial banks, trust companies, or other nominees. If such entities do not hold Stock for their own account, they must provide copies of the Solicitation Package (including the Beneficial Owner Ballots) to their customers and to beneficial owners of Stock. Any beneficial owner of Notes who has not received a Beneficial Owner Ballot should contact his, her or its nominee, or the Voting Agent.

    Stockholders should provide all of the information requested by the Ballots. Stockholders should complete and return all Ballots received in the enclosed, self-addressed, postage paid envelope provided with each such Ballot.

    The Voting Record Date for determining which Stockholders are entitled to vote on the Plan is December [  •  ], 2001.

    Beneficial Owners

    (a) A beneficial owner holding Stock as record holder in its own name should vote on the Plan by completing and signing a Beneficial Owner Ballot and returning it directly to the Voting Agent on or before the Voting Deadline using the enclosed self-addressed, postage paid envelope.

    (b) A beneficial owner holding Stock in "street name" through a nominee may vote on the Plan by one of the following two methods (as selected by such beneficial owner's nominee):

      (i)  Complete and sign the enclosed Beneficial Owner Ballot. Return the Ballot to your nominee as promptly as possible and in sufficient time to allow such nominee to process the Ballot and return it to the Voting Agent by the Voting Deadline. If no self-addressed, postage paid envelope was enclosed for this purpose, contact the Voting Agent for instructions; or

      (ii) Complete and sign the pre-validated Beneficial Owner Ballot (as described below) provided to you by your nominee. Return the pre-validated Ballot to the Voting Agent by the Voting Deadline using the return envelope provided in the Solicitation Package.

    Any Beneficial Owner Ballot returned to a nominee by a beneficial owner will not be counted for purposes of acceptance or rejection of the Plan until such nominee properly completes and delivers to the Voting Agent that Ballot or a Master Ballot that reflects the vote of such beneficial owner.

    If any beneficial owner owns Stock through more than one nominee, such beneficial owner may receive multiple mailings containing the Beneficial Owner Ballots. The beneficial owner should execute a separate Beneficial Owner Ballot for each block of Stock that it holds through any particular nominee and return each Ballot to the respective nominee in the return envelope provided therewith. Beneficial owners who execute multiple Beneficial Owner Ballots with respect to Stock held through more than one nominee must indicate on each Beneficial Owner Ballot the names of ALL such other nominees and the additional amounts of such Stock so held and voted. If a beneficial owner holds a portion of the Stock through a nominee and another portion as a record holder, the beneficial owner should follow the procedures described in subparagraph (1) (a) above to vote the portion held of record and the procedures described in subparagraph (1) (b) above to vote the portion held through a nominee or nominees.

    Nominees

    A nominee that on the Voting Record Date is the registered holder of Stock for one or more beneficial owners can obtain the votes of the beneficial owners of such Stock, consistent with customary practices for obtaining the votes of securities held in "street name," in one of the following two ways:

  (a)
  Pre-Validated Ballots

    The nominee may "pre-validate" a Beneficial Owner Ballot by (i) signing the Ballot; (ii) indicating on the Ballot the name of the registered holder, the amount of Stock held by the nominee for the beneficial owner, and the account numbers for the accounts in which such Stock are held by the nominee; and (iii) forwarding such Beneficial Owner Ballot, together with the Proxy/Disclosure Statement, a pre-addressed, postage-paid return envelope addressed to, and provided by, the Voting Agent, and other materials requested to be forwarded, to the beneficial owner for voting. The beneficial owner must then complete the information requested on the Beneficial Owner Ballot, review the certifications contained on the Ballot, and return the Ballot directly to the Voting Agent in the pre-addressed, postage-paid return envelope so that it is RECEIVED by the Voting Agent before the Voting Deadline. A list of the beneficial owners to whom "pre-validated" Ballots were delivered should be maintained by nominees for inspection for at least one year from the Voting Deadline; or

  (b)
  Master Ballots

    If the nominee elects not to prevalidate Ballots, the nominee may obtain the votes of beneficial owners by forwarding to the beneficial owners the unsigned Beneficial Owner Ballots, together with the Proxy/Disclosure Statement, a pre-addressed, postage-paid return envelope provided by, and addressed to, the nominee, and other materials requested to be forwarded. Each such beneficial owner must then indicate his, her or its vote on the Beneficial Owner Ballot, complete the information requested on the Ballot, review the certifications contained on the Ballot, execute the Ballot, and return the Ballot to the nominee. After collecting the Beneficial Owner Ballots, the nominee should, in turn, complete a Master Ballot compiling the votes and other information from the Beneficial Owner Ballots, execute the Master Ballot, and deliver the Master Ballot to the Voting Agent so that it is RECEIVED by the Voting Agent before the Voting Deadline. All Beneficial Owner Ballots returned by beneficial owners should either be forwarded to the Voting Agent (along with the Master Ballot) or retained by nominees for inspection for at least one year from the Voting Deadline. EACH NOMINEE SHOULD ADVISE ITS BENEFICIAL OWNERS TO RETURN THEIR BALLOTS TO THE NOMINEE BY A DATE CALCULATED BY THE NOMINEE TO ALLOW IT TO PREPARE AND RETURN THE MASTER BALLOT TO THE VOTING AGENT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE.

  Miscellaneous

    In the case of a vote on the Plan, all Ballots must be signed by the Stockholder of record or any person who has obtained a properly completed Ballot proxy from the record Stockholder on such date. For purposes of voting to accept or reject the Plan, the beneficial owners of Stock will be deemed to be the "holders" of the Interests represented by such Stock. Unless otherwise ordered by the Bankruptcy Court, Beneficial Owner Ballots or Master Ballots that are signed, dated and timely received, but on which a vote to accept or reject the Plan has not been indicated, will not be counted. McLeodUSA, in its sole discretion, may request that the Voting Agent attempt to contact such voters to cure any such defects in the Beneficial Owner Ballots or Master Ballots.

    Under the Bankruptcy Code, for purposes of determining whether the requisite acceptances have been received from Stockholders, only Stockholders who actually vote will be counted. The failure of a Stockholder to deliver a duly executed Ballot will be deemed to constitute an abstention by such Stockholder with respect to voting on the Plan and such abstentions will not be counted as votes for or against the Plan.

    Except as provided below, unless the Beneficial Owner Ballot or Master Ballot is timely submitted to the Voting Agent before the Voting Deadline together with any other documents required by such Beneficial Owner Ballot or Master Ballot, McLeodUSA may, in its sole discretion, reject such Beneficial Owner Ballot or Master Ballot as invalid, and therefore decline to utilize it in connection with seeking confirmation of the Plan.

  Fiduciaries And Other Representatives

    If a Beneficial Owner Ballot is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or another acting in a fiduciary or representative capacity, such person should indicate such capacity when signing and, unless otherwise determined by McLeodUSA, must submit proper evidence satisfactory to McLeodUSA of authority to so act. Authorized signatories should submit the separate Beneficial Owner Ballot of each beneficial owner for whom they are voting.

    UNLESS THE BENEFICIAL OWNER BALLOT BEING FURNISHED IS TIMELY SUBMITTED TO THE VOTING AGENT ON A MASTER BALLOT OR PREVALIDATED BALLOT ON OR PRIOR TO THE VOTING DEADLINE, SUCH BALLOT WILL BE REJECTED AS INVALID AND WILL NOT BE COUNTED AS AN ACCEPTANCE OR REJECTION OF THE PLAN; PROVIDED, HOWEVER, THAT MCLEODUSA RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REQUEST OF THE BANKRUPTCY COURT THAT ANY SUCH BALLOT BE COUNTED.

Parties In Interest Entitled To Vote

    Under the Bankruptcy Code, only holders of claims or interests in "impaired" classes are entitled to vote on a plan. Under Section 1124 of the Bankruptcy Code, a class of claims or interests is deemed to be "impaired" under a plan unless (i) the plan leaves unaltered the legal, equitable, and contractual rights to which such claim or interest entitles the holder thereof or (ii) notwithstanding any legal right to an accelerated payment of such claim or interest, the plan cures all existing defaults (other than defaults resulting from the occurrence of events of bankruptcy) and reinstates the maturity of such claim or interest as it existed before the default.

    If, however, the holder of an impaired claim or interest will not receive or retain any distribution under the plan on account of such claim or interest, the Bankruptcy Code deems such holder to have rejected the plan, and, accordingly, holders of such claims and interests do not actually vote on the plan. If a claim or interest is not impaired by the plan, the Bankruptcy Code deems the holder of such claim or interest to have accepted the plan and, accordingly, holders of such claims and interests are not entitled to vote on the plan.

    Also, a holder of a claim or interest may vote to accept or to reject a plan only if the claim or interest is "allowed," which means generally that no party in interest has objected to such claim or interest. In the event of a dispute with respect to any claim, or interest any vote to accept or reject the Plan cast with respect to such claim or interest will not be counted for purposes of determining whether the Plan has been accepted or rejected unless the Bankruptcy Court orders otherwise. A vote may be disregarded if the Bankruptcy Court determines, pursuant to Section 1126(e) of the Bankruptcy

Code, that it was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code.

    The Bankruptcy Code defines "acceptance" of a plan by a class of claims as acceptance by creditors in that class that hold at least two-thirds in dollar amount and more than one-half in number of the claims that cast ballots for acceptance or rejection of the plan. Acceptance of a plan by a class of interests requires acceptance by at least two-thirds of the amount of interests of such class that cast ballots for acceptance or rejection of the plan.

Agreements Upon Furnishing Ballots

    The delivery of an accepting Beneficial Owner Ballot or Master Ballot pursuant to one of the procedures set forth above will constitute the agreement of the Stockholder with respect to such Ballot to accept (i) all of the terms of, and conditions to, this acceptance solicitation; and (ii) the terms of the Plan; provided, however, all parties in interest retain their right to object to confirmation of the Plan pursuant to Section 1128 of the Bankruptcy Code.

Change of Vote

    Any party who has previously submitted to the Voting Agent prior to the Voting Deadline a properly completed Beneficial Owner Ballot or Master Ballot may revoke such Ballot and change its vote by submitting to the Voting Agent prior to the Voting Deadline a subsequent properly completed Beneficial Owner Ballot or Master Ballot for acceptance or rejection of the Plan.

    A withdrawal of a proxy shall not have any effect on a vote for acceptance of the Plan with respect to such Stock. A change of vote for acceptance of the Plan shall not have any effect on a proxy as to which a vote on the Plan is changed.

Waivers of Defects, Irregularities, Etc.

    Unless otherwise directed by the Bankruptcy Court, all questions as to the validity, form, eligibility (including time of receipt), acceptance, and revocation or withdrawals of Ballots will be determined by the Voting Agent and McLeodUSA in their sole discretion, which determination will be final and binding. McLeodUSA reserves the right to reject any and all Ballots not in proper form, the acceptance of which would, in the opinion of McLeodUSA or its counsel, be unlawful. McLeodUSA further reserves the right to waive any defects or irregularities or conditions of delivery as to any particular Ballot. The interpretation (including the Ballot and the respective instructions thereto) by McLeodUSA, unless otherwise directed by the Bankruptcy Court, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Ballots must be cured within such time as McLeodUSA (or the Bankruptcy Court) determines. Neither McLeodUSA nor any other person will be under any duty to provide notification of defects or irregularities with respect to deliveries of Ballots nor will any of them incur any liabilities for failure to provide such notification. Unless otherwise directed by the Bankruptcy Court, delivery of such Ballots will not be deemed to have been made until such irregularities have been cured or waived. Ballots previously furnished (and as to which any irregularities have not theretofore been cured or waived) will be invalidated.

Further Information; Additional Copies

    If you have any questions or require further information about the voting procedures for voting your Stock or about the packet of material you received, or if you wish to obtain an additional copy of the Plan, this Proxy/Disclosure Statement, or any exhibits to such documents, please contact the Voting Agent.

Voting Agent

    Innisfree M&A Incorporated has been appointed as Voting Agent for the acceptance solicitation. Questions and requests for assistance with respect to Ballots may be directed to the Voting Agent at one of its addresses and telephone numbers set forth on the back cover of this Proxy/Disclosure Statement.

Miscellaneous

    McLeodUSA is not aware of any jurisdiction in which the solicitation is not in compliance with applicable law. If McLeodUSA becomes aware of any jurisdiction in which the solicitation would not be in compliance with applicable law, McLeodUSA will make a good faith effort to comply with any such law. If, after such good faith effort, McLeodUSA cannot comply with any such law, the solicitation will not be made to the Stockholder residing in such jurisdiction.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    The following is a summary of the material United States federal income tax consequences of the restructuring to McLeodUSA, the holders of McLeodUSA's Series A preferred stock and the holders of McLeodUSA's Class A common stock. The discussion is based upon the IRC, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences of the restructuring and, in particular, consequences that may be relevant to a particular person or to persons subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations, holders that are, or hold Series A preferred stock or Class A common stock through, pass-through entities, persons whose functional currency is not the United States dollar, foreign persons, dealers in securities or foreign currency, persons who received their Series A preferred stock or Class A common stock pursuant to the exercise of an employee stock option or otherwise as compensation and persons holding Series A preferred stock or Class A common stock that are a hedge against, or that are hedged against, currency risk or that are part of a straddle, constructive sale or conversion transaction). This discussion is limited to persons who hold their Series A preferred stock and Class A common stock as capital assets. No legal opinion or ruling from the IRS has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a different position from any discussed herein. Except to a limited extent, this summary does not discuss any state, local or foreign tax consequences of the restructuring or any federal tax consequences other than federal income tax consequences. Holders of Series A preferred stock and Class A common stock must consult with their own tax advisors as to the federal income tax consequences of the Restructuring, as well as the effects of state, local, other federal and non-United States tax laws.

Consequences to McLeodUSA

  Cancellation of Indebtedness Income

    The exchange of Notes for Class A common stock and cash pursuant to the Out-of-Court Restructuring or the In-Court Restructuring will result in the cancellation of a portion of McLeodUSA's outstanding indebtedness. Under the Out-of-Court Restructuring, McLeodUSA will recognize cancellation of debt ("COD") income in an amount equal to the excess of the adjusted issue price of the indebtedness (including any accrued but unpaid interest) over the amount of cash and fair market value of the Class A common stock issued in exchange therefor. COD income may, however, generally be offset by net operating losses and net operating loss carryovers ("NOLs"). McLeodUSA believes that it will have sufficient NOLs to offset all or substantially all of the anticipated COD income for federal income tax purposes (although some liability for federal alternative minimum tax and state income tax will remain). McLeodUSA has estimated for purposes of its unaudited financial information presented herein that $46 million of current tax liability will result from the Out-of-Court Restructuring. See "Unaudited Pro Forma Financial Information." However, whether McLeodUSA will have sufficient NOLs to fully offset the COD income recognized will depend upon a number of factors, including the amount of Notes that are tendered in the Out-of-Court Restructuring, the amount of NOLs created by operations in 2001 and 2002, the value of the Class A common stock (determined at the time of the exchange) issued in exchange for Notes, the effect of any applicable limitations on McLeodUSA's ability to utilize NOLs (including certain of McLeodUSA's subsidiaries' NOLs that were created before such subsidiaries were acquired by McLeodUSA) and the timing and amount of gain or loss that McLeodUSA will recognize as a result of the divestiture of its non-core business and telecom assets. Accordingly, no assurances can be given that McLeodUSA will have sufficient NOLs to offset all of the COD income that will be recognized in the Out-of-Court Restructuring.

    Under the In-Court Restructuring, McLeodUSA will be a debtor in a bankruptcy case at the time it realizes the COD income, and will therefore not be required to include such COD income in its gross income. Instead, McLeodUSA will be required to reduce certain of its tax attributes by the amounts of COD income so excluded. The required attribute reduction is generally applied to reduce the NOLs, to the extent of such NOLs, and certain other tax attributes of McLeodUSA and its property.

    While not free from doubt, McLeodUSA believes that any reduction in tax attributes under the In-Court Restructuring should generally occur on a separate company basis, even though McLeodUSA and its subsidiaries file a consolidated federal income tax return. The IRS has recently taken the position, however, that consolidated NOLs must be reduced irrespective of the source of those losses. The current IRS position as to the impact of the attribute reduction rules on other tax attributes of consolidated group members is unclear.

  Net Operating Losses

    McLeodUSA believes that all or substantially all of the NOLs of McLeodUSA and its subsidiaries will be utilized as a result of COD income to be recognized in the Out-of-Court Restructuring. McLeodUSA also believes that all of its NOLs will be eliminated as a result of the exclusion of COD income realized in the In-Court Restructuring, although the NOLs of McLeodUSA's subsidiaries will not be reduced or eliminated as a result of such COD income in the In-Court Restructuring if McLeodUSA's position that the reduction in tax attributes should occur on a separate company basis, as discussed above, is sustained. As discussed below, in either the Out-of-Court Restructuring or the In-Court Restructuring, Section 382 of the IRC ("Section 382") may apply to limit the ability of McLeodUSA and its subsidiaries to utilize any remaining NOLs in future years.

    When a corporation undergoes an ownership change, Section 382 generally limits the ability of the corporation to utilize historic NOLs and certain subsequently recognized "built-in" losses and deductions (i.e., losses and deductions that have economically accrued but are unrecognized as of the date of the ownership change) (the "Annual Section 382 Limitation"). An "ownership change" is generally defined as a more than 50 percentage point change in ownership during the shorter of (i) the three-year period ending on each date on which such change in ownership is tested (a "Measurement Date") or (ii) the period beginning on the day after the corporation's most recent previous ownership change and ending on the Measurement Date. As a general rule, the Annual Section 382 Limitation equals the product of the value of the stock of the corporation (with certain adjustments) immediately before the ownership change and the applicable "long-term tax-exempt rate" (4.74% for December, 2001). Subject to certain limitations, any unused portion of the Annual Section 382 Limitation may be available in subsequent years. A corporation must meet certain continuity of business enterprise requirements for at least two years following an ownership change in order to preserve the Annual Section 382 Limitation.

    McLeodUSA believes that its most recent ownership change occurred in March, 2000, and that the Annual Section 382 Limitation arising from that ownership change does not impose material limitations on its ability to utilize its NOLs in connection with the Out-of-Court Restructuring. However, the determination of whether and when an ownership change occurs is inherently factual and depends in part on the values of McLeodUSA's outstanding stock on each Measurement Date. If it were ultimately determined that McLeodUSA's most recent ownership change occurred on a different date (or that an ownership change occurs subsequent to the date hereof and prior to the consummation of the Out-of-Court Restructuring), McLeodUSA's ability to utilize NOLs to offset the COD income recognized in the Out-of-Court Restructuring could be materially affected.

    McLeodUSA believes that it is likely to undergo an additional ownership change as a result of the Out-of-Court Restructuring or the In-Court Restructuring, regardless of which is implemented. If that occurs, McLeodUSA's ability to utilize any NOLs that remain after the Restructuring will be, and its ability to utilize certain subsequently recognized built in losses and deductions (if any) may be, subject to an Annual Section 382 Limitation, as described above. However, Section 382 provides an exception to the application of the Annual Section 382 Limitation for corporations under the jurisdiction of a court in a bankruptcy case (the "Bankruptcy Exception"). Under the In-Court Restructuring, the Bankruptcy Exception will apply to McLeodUSA if, as expected, its historic shareholders and creditors that held certain "qualified indebtedness" (as defined by regulation) prior to implementation of the In-Court Restructuring own more than 50% of the total voting power and total value of McLeodUSA's stock after such implementation. If the Bankruptcy Exception applies, McLeodUSA's ability to utilize its NOLs arising prior to the effective date of the Plan and built in losses and deductions (if any) recognized after the effective date of the Plan will not be limited as described above. The Bankruptcy Exception could, however, reduce McLeodUSA's and its subsidiaries' pre-change NOLs that may be carried over to a post-change year for any interest paid or accrued on Notes in respect of which Class A common stock is issued. The Bankruptcy Exception also provides that a second ownership change occurring during the two-year period immediately following the first ownership change would eliminate any NOLs that arose before the first ownership change.

    Section 382 provides that a corporation under the jurisdiction of a Bankruptcy Court may elect out of the Bankruptcy Exception even if the corporation meets all of the requirements thereof. McLeodUSA believes the In-Court Restructuring will qualify for the Bankruptcy Exception but has not yet determined whether it would be advantageous to elect out of the Bankruptcy Exception. McLeodUSA will make a timely decision on the best course of action.

    If McLeodUSA does not qualify for the Bankruptcy Exception or elects out of the Bankruptcy Exception as discussed above, a special rule under Section 382 applicable to corporations under the jurisdiction of a Bankruptcy Court that are not subject to the Bankruptcy Exception will apply in calculating McLeodUSA's Annual Section 382 Limitation in connection with the In-Court Restructuring. Under this special rule, the limitation will be calculated by reference to the lesser of the value of McLeodUSA's stock (with certain adjustments) immediately after the ownership change (as opposed to immediately before the ownership change, as discussed above) or the value of McLeodUSA's assets (determined without regard to liabilities) immediately before the ownership change. Although such calculation may substantially increase the Annual Section 382 Limitation, McLeodUSA's use of any NOLs and built-in losses and deductions (if any) remaining after the In-Court Restructuring may still be substantially limited after the ownership change.

  Federal Alternative Minimum Tax

    Under current law, a corporation may incur alternative minimum tax liability even where NOL carryovers and other tax attributes are sufficient to eliminate its taxable income as computed under the regular corporate income tax rules. McLeodUSA will be liable for the alternative minimum tax as a result of the utilization of NOLs to offset COD income recognized in the Out-of-Court Restructuring. However, because (as discussed above) no COD income will be recognized in the In-Court Restructuring, McLeodUSA will not be liable for the alternative minimum tax as a result of income realized in the In-Court Restructuring.

    Certain legislative proposals currently being considered by Congress would eliminate the alternative minimum tax for corporations. As of the date hereof, it is unclear whether any such proposal will be enacted, and if enacted, have an effective date that applies to the Out-of-Court Restructuring.

Consequences to Holders of Series A Preferred Stock or Class A Common Stock

    As used herein, the term "United States Stockholder" means a holder of Series A preferred stock or Class A common stock that is (i) a citizen or individual resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is includible in gross income for United States federal income tax purposes regardless of source, or (iv) a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (2) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a United States person. A "Non-United States Stockholder" is any holder of Series A preferred stock or Class A common stock that is not a United States Stockholder.

    The Preferred Reclassification and the Reverse Stock Split will be treated as "recapitalizations" for United States federal income tax purposes under both the Out-of-Court restructuring and the In-Court Restructuring. Accordingly, except as provided in the next sentence, a holder of Series A preferred stock or Class A common stock will not recognize any gain or loss as a result of the Preferred Reclassification or the Reverse Stock Split. A holder of Series A preferred stock with accrued but unpaid dividends will generally be required to include as ordinary income an amount equal to the lesser of such accrued dividends or the fair market value of the Class A common stock received in the Preferred Reclassification. A holder of Series A Preferred Stock or Class A common stock will have an aggregate tax basis in the Class A common stock received pursuant to the Preferred Reclassification or the Reverse Stock Split equal to the holder's aggregate tax basis in its Series A preferred stock or Class A common stock surrendered in exchange therefor, and increased by the amount of income, if any, recognized pursuant to the previous sentence. The holding period for such Class A common stock received in the restructuring will include the holding period for the Series A preferred stock or Class A common stock surrendered in exchange therefor, except that the holding period for Class A common stock received in respect of accrued dividends will begin on the day following the Effective Date.

  Consequences to Non-United States Stockholders

    Except as discussed below, a Non-United States Stockholder will generally not be subject to United States federal income tax with respect to Class A common stock received in exchange for its Series A preferred stock or Class A common stock pursuant to the Restructuring unless, among other things, (a) such Non-United States Stockholder is engaged in a trade or business in the United States to which income, gain or loss from the exchange is "effectively connected" for United States federal income tax purposes, or (b) in the case of an individual, such Non-United States Stockholder is present in the United States for 183 days or more during the taxable year of the Effective Date, and certain other requirements are met. A Non-United States Stockholder may, however, be subject to United States federal withholding tax and information reporting as a result of Class A common stock received in respect of accrued but unpaid dividends.

  Information Reporting and Backup Withholding

    Certain payments, including Class A common stock received in respect of the Series A preferred stock pursuant to the Restructuring, are generally subject to information reporting by the payor (the Disbursing Agent) to the IRS. Moreover, such reportable payments are subject to backup withholding under certain circumstances. Under the IRC's backup withholding rules, distributions or payments made to a holder of the Series A preferred stock pursuant to the restructuring may be subject to information reporting and backup withholding at the applicable rate with respect to its gross proceeds from the restructuring, unless the holder (a) comes within certain exempt categories (which generally include corporations) and, when required, demonstrates this fact or (b) provides a correct United States taxpayer identification number and certifies under penalty of perjury that the taxpayer identification number is correct and that the holder is not subject to backup withholding because of a failure to report all dividend and interest income.

    Payments or distributions made to a Non-United States Stockholder pursuant to the Restructuring will generally not be subject to backup withholding, provided that such holder furnishes certification of its status as a Non-United States Holder (and any other required certifications), or is otherwise exempt from backup withholding. Generally, such certification is provided on IRS Form W-8BEN. Information reporting may apply to Class A common stock received by a Non-United States Holder.

    Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules may be credited against a holder's United States federal income tax liability, and a holder may obtain a refund of any excess amounts withheld under the backup withholding rules by filing an appropriate claim for refund with the IRS.

EXPERTS

    The Arthur Andersen LLP reports on the consolidated financial statements of McLeodUSA included in this Proxy/Disclosure Statement, relate to the historical financial information of McLeodUSA. They do not extend to the prospective financial information and should not be read to do so.

    The consolidated financial statements and schedule of McLeodUSA and subsidiaries as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, included in this Proxy/Disclosure Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to their report on the Consolidated Financial Statements in which the opinion contains an explanatory fourth paragraph with respect to the Company's intended Restructuring.

INDEPENDENT AUDITORS' PRESENCE AT THE SPECIAL MEETING

    Representatives of Arthur Andersen LLP are expected to be available at the Special Meeting to respond to appropriate questions and to make a statement if they desire to do so.

STOCKHOLDER PROPOSALS

    The eligibility of stockholders to submit proposals, the proper subject of stockholder proposals and other issues governing stockholder proposals are regulated by the rules adopted under Section 14 of the Exchange Act. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in McLeodUSA's proxy materials for its next annual meeting of stockholders must be received by McLeodUSA, at its principal executive office, 6400 C Street SW, Cedar Rapids, Iowa, no later than December 21, 2001.

    In addition, written notice of stockholders proposals to be submitted outside of Rule 14a-8 described above for consideration at the next annual meeting of stockholders must be received by McLeodUSA, at its address set forth in the preceding paragraph, on or before March 6, 2002. The persons designated as proxies by McLeodUSA will have discretionary voting authority with respect to any stockholder proposal of which McLeodUSA did not receive timely notice.

OTHER MATTERS

    The Board does not know of any other matters which may properly be presented for consideration at the Stockholders' Meeting. If any business not described herein should come before the Stockholders' Meeting, the persons named in the enclosed Proxy will vote on those matters in accordance with their best judgement.

RECOMMENDATION AND CONCLUSION

    For all of the reasons set forth in this Proxy/Disclosure Statement, McLeodUSA believes that the In-Court Restructuring described herein is preferable to all other alternatives. In the event however, that insufficient votes, consents and tenders are received in accordance with the terms hereof, or under certain other circumstances, McLeodUSA may commence a Chapter 11 case. In such event, McLeodUSA believes that the confirmation and consummation of the Plan will be preferable to all other alternatives. Consequently, McLeodUSA urges (i) all stockholders to vote FOR the restructuring proposals, and (ii) all eligible stockholders to vote to ACCEPT the Plan, and to complete and return their Proxies and the ballots so that they will be RECEIVED by the Voting Agent on or before 5:00 p.m., New York City Time, on January 15, 2002.

Dated: December [•], 2001
MCLEODUSA INCORPORATED
	By:	Name: Chris A. Davis Title: Chief Operating and Financial Officer

F–1

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of
McLeodUSA Incorporated:

    We have audited the accompanying consolidated balance sheets of McLeodUSA Incorporated (a Delaware corporation) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations and comprehensive income (loss), stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of McLeodUSA Incorporated's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of McLeodUSA Incorporated and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

    Reference is made to Note 16 describing the Company's intended financial restructuring. The accompanying financial statements have been prepared on a going concern basis and do not reflect any adjustments that might result from an in-court consideration of the restructuring.

                      ARTHUR ANDERSEN LLP

Chicago, Illinois
January 29, 2001 (except with respect to
the matters discussed in Note 16, as to
which the date is December 7, 2001)

F–2

McLEODUSA INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(In millions, except shares)

	December 31,
	2000	1999
ASSETS
Current Assets
Cash and cash equivalents	$15.7	$326.9
Investment in available-for-sale securities	64.7	934.1
Trade receivables, net	354.0	183.8
Inventory	25.1	27.5
Deferred expenses	48.3	39.2
Prepaid expenses and other	55.0	58.0

Total current assets	562.8	1,569.5

Property and Equipment
Land and building	118.4	85.1
Telecommunications networks	1,411.4	635.9
Furniture, fixtures and equipment	428.6	267.2
Networks in progress	1,492.6	453.2
Building in progress	5.1	1.2

	3,456.1	1,442.6
Less accumulated depreciation	437.0	172.6

	3,019.1	1,270.0

Investments, Intangibles and Other Assets
Other investments	29.2	35.9
Goodwill, net	3,226.2	957.1
Other intangibles, net	391.0	290.2
Other	137.3	80.4

	3,783.7	1,363.6

Total Assets	$7,365.6	$4,203.1

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$27.3	$14.5
Accounts payable	275.9	109.6
Accrued payroll and payroll related expenses	43.0	26.2
Other accrued liabilities	393.8	92.2
Deferred revenue, current portion	52.6	24.1
Customer deposits	53.8	30.1

Total current liabilities	846.4	296.7
Long-Term Debt, less current maturities	2,732.2	1,763.8
Deferred Revenue, less current portion	12.1	15.8
Other Long-term liabilities	18.8	18.3

	3,609.5	2,094.6

Redeemable convertible preferred stock
Preferred, Series B, redeemable, convertible, $.01 par value, authorized, issued and Outstanding 2000 275,000; 1999 275,000	687.5	687.5
Preferred, Series C, redeemable, convertible, $.01 par value, authorized, issued and Outstanding 2000 125,000; 1999 125,000	312.5	312.5

	1,000.0	1,000.0

Stockholders' Equity
Capital stock:
Preferred, Series A, $.01 par value: authorized 1,150,000; issued and outstanding 2000 1,149,400 shares; 1999 1,150,000 shares	—	—
Common, Class A, $.01 par value; authorized 2,000,000,000 shares; issued and outstanding 2000 606,596,945 shares and 1999 472,761,036 shares	6.1	4.8
Common, Class B, convertible, $.01 par value; authorized 22,000,000 shares; issued and outstanding 2000 none; 1999 none	—	—
Additional paid-in capital	3,749.7	1,523.5
Accumulated deficit	(1,027.1)	(494.5)
Accumulated other comprehensive income	27.4	74.7

	2,756.1	1,108.5

Total Liabilities and Stockholders' Equity	$7,365.6	$4,203.1

The accompanying notes are an integral part of these consolidated financial statements.

F–3

McLEODUSA INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(In millions, except per share data)

	Year Ended December 31,
	2000	1999	1998
Revenue:
Communications Services	$1,035.7	$602.5	$372.0
Local exchange services	88.9	78.4	67.8
Directory	249.9	209.2	144.9
Telemarketing	22.2	18.7	19.4

Total revenue	1,396.7	908.8	604.1
Operating expenses:
Cost of service (exclusive of depreciation shown separately below)	772.8	457.1	323.2
Selling, general and administrative	563.2	392.7	260.9
Depreciation and amortization	409.6	190.7	89.1
Other	—	—	5.6

Total operating expenses	1,745.6	1,040.5	678.8

Operating loss	(348.9)	(131.7)	(74.7)

Nonoperating income (expense):
Interest income	47.8	42.6	26.0
Interest (expense)	(151.4)	(136.8)	(78.2)
Other income (expense)	(0.4)	5.6	2.0

Total nonoperating expense	(104.0)	(88.6)	(50.2)

Loss before income taxes and extraordinary charge	(452.9)	(220.3)	(124.9)
Income taxes	—	—	—

Loss before extraordinary charge	(452.9)	(220.3)	(124.9)
Extraordinary charge for early retirement of debt	(24.4)	—	—

Net loss	(477.3)	(220.3)	(124.9)

Preferred stock dividend	(54.4)	(17.7)	—

Net loss applicable to common shares	$(531.7)	$(238.0)	$(124.9)

Loss per common share:
Loss before extraordinary charge	$(0.91)	$(0.54)	$(0.33)
Extraordinary charge	(0.04)	—	—

Loss per common share	$(0.95)	$(0.54)	$(0.33)

Weighted average common shares outstanding	558.4	443.1	376.8

Other comprehensive income (loss):
Unrealized gains on securities:
Unrealized holding gains (losses) arising during the period	$(46.1)	$83.4	$3.0
Less: Reclassification adjustment for losses (gains) included in net income	(1.2)	(7.0)	(2.2)

Total other comprehensive income (loss)	(47.3)	76.4	0.8

Comprehensive loss	$(579.0)	$(161.6)	$(124.1)

The accompanying notes are an integral part of these consolidated financial statements.

F–4

McLEODUSA INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Years Ended December 31, 2000, 1999 and 1998
(In millions, except shares)

	Common Stock
					Accumulated Other Comprehensive Income
			Additional Paid-In Capital	Accumulated Deficit
	Class A	Class B				Total
Balance, December 31, 1997	4.5	—	689.0	(131.6)	(2.5)	559.4
Net loss	—	—	—	(124.9)	—	(124.9)
Issuance of 1,353,785 shares of Class A common stock related to the exercise of stock options	—	—	3.7	—	—	3.7
Issuance of 70,508 shares of Class A common stock in connection with the acquisition of NewCom Technologies, Inc. and NewCom OSP Services, Inc.	—	—	3.2	—	—	3.2
Issuance of 151,019 shares of Class A common stock in connection with the acquisition of certain assets of Communications Cable-Laying Company, Inc.	—	—	6.0	—	—	6.0
Issuance of 70,672 shares of Class A common stock in connection with the acquisition of certain assets of Inlet, Inc.	—	—	2.4	—	—	2.4
Issuance of 82,602 shares of Class A common stock to participants in the 401(k) profit-sharing plans	—	—	2.6	—	—	2.6
Issuance of 132,893 shares of Class A common stock to participants in the Employee Stock Purchase Plan	—	—	3.7	—	—	3.7
Amortization of compensation expense related to stock options	—	—	5.9	—	—	5.9
Other comprehensive income	—	—	—	—	0.8	0.8

Balance, December 31, 1998	4.5	—	716.5	(256.5)	(1.7)	462.8
Net loss	—	—	—	(238.0)	—	(238.0)
Issuance of 4,174,274 shares of Class A common stock related to the exercise of stock options	—	—	20.7	—	—	20.7
Issuance of 25,397,456 shares of Class A common stock in connection with acquisitions.	0.3	—	487.7	—	—	488.0
Issuance of 222,762 shares of Class A common stock to participants in the 401(k) profit-sharing plans	—	—	4.9	—	—	4.9
Issuance of 313,909 shares of Class A common stock to participants in the Employee Stock Purchase Plan	—	—	4.4	—	—	4.4
Issuance of 1,150,000 shares of Series A preferred stock	—	—	277.3	—	—	277.3
Amortization of compensation expense related to stock options	—	—	6.9	—	—	6.9
Issuance of 120,261 shares of Class A common stock to Series A preferred stockholders	—	—	5.1	—	—	5.1
Other comprehensive income	—	—	—	—	76.4	76.4

Balance, December 31, 1999	4.8	—	1,523.5	(494.5)	74.7	1,108.5
Net loss	—	—	—	(531.7)	—	(531.7)
Issuance of 23,162,175 shares of Class A common stock related to the exercise of stock options	0.2	—	52.0	—	—	52.2
Issuance of 108,593,090 shares of Class A common stock in connection with acquisitions	1.0	—	2,133.2	(0.9)	—	2,133.3
Issuance of 208,229 shares of Class A common stock to participants in the 401(k) profit-sharing plans	—	—	3.9	—	—	3.9
Issuance of 849,995 shares of Class A common stock to participants in the Employee Stock Purchase Plan	0.1	—	12.2	—	—	12.3
Amortization of compensation expense related to stock options	—	—	5.5	—	—	5.5
Issuance of 1,011,843 shares of Class A common stock to Series A preferred stockholders	—	—	19.4	—	—	19.4
Other comprehensive income	—	—	—	—	(47.3)	(47.3)

Balance, December 31, 2000	$6.1	$—	$3,749.7	$(1,027.1)	$27.4	$2,756.1

The accompanying notes are an integral part of these consolidated financial statements.

F–5

McLEODUSA INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Year Ended December 31,
	2000	1999	1998
Cash Flows from Operating Activities
Net loss	$(477.3)	$(220.3)	$(124.9)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation	211.4	105.6	53.3
Amortization	198.2	85.1	34.7
Accretion of interest on senior discount notes	43.1	38.9	35.1
Changes in assets and liabilities, net of effects of acquisitions:
(Increase) in trade receivables	(63.4)	(20.7)	(6.4)
Decrease (Increase) in inventory	3.3	(12.7)	(8.2)
(Increase) decrease in deferred expenses	(9.1)	(4.0)	0.9
(Increase) decrease in prepaid expenses and other	63.2	10.2	(34.3)
(Increase) in other assets	(90.9)	(27.2)	(13.6)
Increase (decrease) in accounts payable and accrued expenses	(83.0)	(16.9)	32.2
Increase in deferred revenue	11.0	10.5	4.6
Increase in customer deposits	19.4	9.3	4.1

Net cash used in operating activities	(174.1)	(42.2)	(22.5)

Cash Flows from Investing Activities
Purchase of property and equipment	(1,239.3)	(599.7)	(289.9)
Available-for-sale securities:
Purchases	(599.8)	(1,247.3)	(607.4)
Sales	111.5	144.3	264.4
Maturities	1,357.5	391.5	242.0
Business acquisitions	(30.4)	(230.8)	(27.8)
Dividends received	4.2	—	—
Other	1.7	(8.9)	(5.2)

Net cash used in investing activities	(394.6)	(1,550.9)	(423.9)

Cash Flows from Financing Activities
Payments on contracts and notes payable	—	(26.2)	(11.1)
Proceeds from long-term debt	565.6	485.8	583.9
Payments on long-term debt	(345.3)	(279.2)	(10.9)
Net proceeds from issuance of common stock	64.5	18.0	7.7
Net proceeds from preferred stock—Series A	—	278.1	—
Net proceeds from preferred stock—Series B and C	(1.0)	998.7	—
Payments of preferred stock dividends	(26.3)	(10.3)	—

Net cash provided by financing activities	257.5	1,464.9	569.6

Net increase (decrease) in cash and cash equivalents	(311.2)	(128.2)	123.2
Cash and cash equivalents:
Beginning	326.9	455.1	331.9

Ending	$15.7	$326.9	$455.1

Supplemental Disclosure of Cash Flow Information
Cash payment for interest	$148.4	$108.8	$37.7

Supplemental Schedule of Noncash Investing and Financing Activities
Capital leases incurred for the acquisition of property and equipment	$11.8	$10.3	$5.9

The accompanying notes are an integral part of these consolidated financial statements.

F–6

McLEODUSA INCORPORATED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies

    Nature of business:  McLeodUSA Incorporated (the "Company") is incorporated in Delaware and through its subsidiaries provides communications services to customers nationwide. The Company's business is highly competitive and is subject to various federal, state and local regulations.

    The Company derives most of its revenue from its core business of providing communication services, including:

    •
    local and long distance services

    •
    dial and dedicated Internet access

    •
    higher bandwidth Internet access services, such as digital subscriber line (DSL) and cable modem

    •
    value-added services such as virtual private networks and web hosting

    •
    bandwidth leasing and colocation services

    •
    facilities and services dedicated for a particular customer's use

    •
    telephone and computer sales, leasing, networking, service and installation

    •
    other communications services, including video, cellular, operator, payphone, mobile radio and paging services

    The Company also derives revenue from the following services related to our core business:

    •
    sale of advertising in print and electronic telephone directories

    •
    traditional local telephone company services in east central Illinois and southeast South Dakota

    •
    telemarketing services

    Accounting estimates:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A summary of the Company's significant accounting policies is as follows:

    Principles of consolidation:  The accompanying financial statements include those of the Company and its subsidiaries, substantially all of which are wholly-owned. All significant intercompany items and transactions have been eliminated in consolidation.

    Regulatory accounting:  Illinois Consolidated Telephone Company ("ICTC") and Dakota Community Telephone, Inc., independent local exchange carriers (together the "ILECs") and wholly-owned subsidiaries of the Company, prepare their financial statements in accordance with the provisions of Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" ("SFAS No. 71"). Management periodically reviews the criteria for applying these provisions to determine whether continuing application of SFAS No. 71 is appropriate. Management believes that such criteria are still being met and therefore has no current plans to change its method of accounting.

F–7

    In analyzing the effects of discontinuing the application of SFAS No. 71, management has determined that the useful lives of plant assets used for regulatory and financial reporting purposes are consistent with generally accepted accounting principles in the United States and therefore, any adjustments to telecommunications plant would be immaterial, as would be the write-off of regulatory assets and liabilities.

    Cash and cash equivalents:  For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less and all certificates of deposit, regardless of maturity, to be cash equivalents.

    Investments:  Management determines the appropriate classification of the securities at the time they are acquired and evaluates the appropriateness of such classifications at each balance sheet date. The Company has classified its securities as available-for-sale. Available-for-sale securities are stated at fair value, and unrealized holding gains and losses are reported as a component of stockholders' equity. Realized gains and losses are determined on the basis of the specific securities sold.

    Trade receivables:  Trade receivables include certain unbilled revenue from installment contracts related to the publication of telephone directories and recoverable costs not yet billed on network contracts. It is anticipated that a substantial portion of all such amounts at December 31, 2000 and 1999 will be collected within one year (see Note 2).

    Inventory:  Inventory is carried principally at the lower of average cost or market and consists primarily of new and reusable parts to maintain fiber optic networks and parts and equipment used in the maintenance and installation of telephone systems. All inventory is classified as raw materials.

    Property and equipment:  Property and equipment is stated at cost. Network in progress includes construction costs, including interest, capitalized during the construction and installation of fiber optic telecommunications networks. These costs are considered in progress until the networks become operational at which time the costs are reclassified as telecommunications network assets. Interest expense was also capitalized as part of the construction of the Company's headquarters buildings and the development of the Company's software.

    The ILECs' property and equipment for their regulated operations is summarized as follows at December 31, 2000 (in millions):

Telephone plant:
In service	$150.4
Under construction	1.5

151.9
Less accumulated depreciation	(29.5)

$122.4

    When regulated property and equipment are retired, the original cost, net of salvage, is charged against accumulated depreciation. The cost of maintenance and repairs of property and equipment including the cost of replacing minor items not constituting substantial betterments is charged to operating expense.

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    The provision for depreciation of regulated property and equipment is based upon remaining life rates for property placed in service through 1980 and equal life rates for property additions placed in service after 1980. The regulated provision is equivalent to an annual composite rate of 6.85% for 2000.

    The provision for depreciation of nonregulated property and equipment is recorded using the straight-line method based on the following estimated useful lives:

Years
Buildings	20-39
Telecommunications networks	5-15
Furniture, fixtures and equipment	2-10

    The Company's telecommunications networks are subject to technological risks and rapid market changes due to new products and services and changing customer demand. These changes may result in changes in the estimated economic lives of these assets.

    Other investments:  Other investments primarily includes approximately $20.8 million for a minority interest in a limited partnership which provides cellular services to customers in east central Illinois. The Company follows the equity method of accounting for this investment, which recognizes the Company's proportionate share of the income and losses accruing to it under the terms of its partnership agreement.

    Goodwill:  Goodwill resulting from the Company's acquisitions is being amortized over a range of 15 to 30 years using the straight-line method and the acquisitions are periodically reviewed for impairment based upon an assessment of future operations to ensure that it is appropriately valued. Accumulated amortization on goodwill totaled $185.4 million and $52.1 million at December 31, 2000 and 1999, respectively.

    Other intangibles:  Other intangibles consist of customer lists and noncompete agreements related to the Company's acquisitions, line installation costs incurred in the establishment of local access lines for customers and franchise rights to provide cable services to customers in three Illinois counties and in a Michigan city. The customer lists and noncompete agreements are being amortized using the straight-line method over periods ranging from 3 to 15 years. The deferred line installation costs are being amortized using the straight-line method over 36 to 60 months, which approximates the average lives of residential and business customer contracts. The franchise rights are being amortized using the straight-line method over periods ranging from 10 to 15 years. Accumulated amortization on the other intangibles totaled $113.0 million and $60.7 million at December 31, 2000 and 1999, respectively.

    Impairment:  In accordance with SFAS 121, whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable, we assess long-lived assets to be held and used for impairment. We recognize an impairment loss if the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than the carrying amount of the asset. The impairment loss is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

    Income tax matters:  The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between

F–9

the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Net deferred tax assets are reduced by a valuation allowance when appropriate (see Note 6). Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

    Deferred revenue:  Amounts received in advance under long-term leases of fiber optic telecommunications networks are recognized as revenue on a straight-line basis over the life of the leases.

    Revenue recognition:  Revenues for local and long-distance services are recognized when subscribers use telecommunications services. The revenue from long-term leases of fiber optic telecommunications networks is recognized over the term of the lease. Base annual revenue for telecommunications network maintenance is recognized on a straight-line basis over the term of the contract. Additional services provided under these contracts are recognized as the services are performed.

    The ILECs' toll revenue is provided through a combination of billed carrier access charges, traditional end-user billed toll revenues, interstate tariffed subscriber line charges and ICTC's share of revenues and expenses from the non-traffic sensitive pool administered by the National Exchange Carrier Association.

    The ILECs' prescribed rate of return on interstate access revenues for 2000 continues to be 11.25%, as it has been since the FCC's represcription order in December 1990. The FCC's rate of return rules also establishes a maximum for the overall interstate rate of return by allowing up to 0.25% over the prescribed rate, and also establishes a maximum rate of return for each individual access element by allowing up to 0.40% over the prescribed rate per element.

    Fees from telemarketing contracts are recognized as revenue in the period the services are performed.

    Revenues from directories are recorded upon publication.

    Customer deposits consist of cash received from customers at the time a sales contract is signed. They are recorded as revenue when the related directory is published or when the related service is performed.

    Effective January 1, 2000, pursuant to Securities and Exchange Commission Staff Accounting Bulletin No. 101 ("SAB No. 101"), the Company changed its accounting for certain activation and reactivation fees charged to its customers and for certain inducements paid to acquire new customers. The Company now defers these fees and inducements and records the related revenue and reduction of revenue over the average customer contract periods rather than recording the revenues and charges when received or paid. This change in accounting policy did not have a material effect on results of operations or financial position.

    Cost of service and deferred expenses:  Cost of service includes local and long-distance services purchased from certain MegaBells and interexchange carriers, the cost of providing local exchange services to customers in the ILEC's service area and the cost of operating the Company's fiber optic telecommunications networks. Cost of service also includes production costs associated with the

F–10

publication of directories and direct costs associated with telemarketing services and the sale and installation of telephone systems.

    Deferred expenses consist of production and selling costs on unpublished directory advertising orders. They are expensed when the related directory is published and the related revenue of the directory is recognized.

    Key business suppliers:  Qwest, Ameritech/SBC and Verizon are the Company's primary suppliers of non-owned local central office switching and local lines.

    Stock options issued to employees:  The Company follows the provisions of SFAS No. 123, Accounting for Stock-Based Compensation, which establishes a fair value based method for the financial reporting of its stock-based employee compensation plans. As permitted under SFAS 123, the Company measures compensation using the intrinsic value based method as prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Under this method, compensation is measured as the difference between the market value of the stock on the grant date, less the amount required to be paid for the stock. The difference, if any, is charged to expense over the vesting period of the options.

    The estimated market value used for the stock options granted was determined on a periodic basis by the Company's Board of Directors prior to the Company's initial public offering on June 10, 1996. Subsequent to the Company's initial public offering, the market value used for stock options granted is based upon the closing price of the Class A common stock on the day before the grant date.

    Stock options issued to nonemployees:  The Company uses the Black-Scholes model to determine the fair value of the stock options issued to nonemployees at the date of grant. This amount is amortized to expense over the vesting period of the options.

    Loss per common share:  Loss per common share has been computed using the weighted average number of shares of common stock outstanding. All stock options granted and the convertible preferred stock outstanding are anti-dilutive, and therefore excluded from the computation of earnings per share. In the future, the stock options and convertible preferred stock may become dilutive.

    Fair value of financial instruments:  The carrying amount of cash and cash equivalents approximates fair value due to the short maturity of the instruments. The fair value of the Company's long-term debt is estimated to be $2.6 billion based on the quoted market rates for the same or similar issues or the current rates offered to the Company for debt with similar maturities.

    Common stock splits:  On June 30, 1999, the Company announced a two-for-one stock split in the form of a stock dividend on the Company's Class A common stock. The record date for the stock split was July 12, 1999 and the distribution of the additional shares took place on July 26, 1999. On February 29, 2000, the Company announced a three-for-one stock split in the form of a stock dividend on the Company's Class A common stock. The record date for the stock split was April 4, 2000 and the distribution of the additional shares took place on April 24, 2000. All share data in the consolidated financial statements and notes to the financial statements have been adjusted to reflect the stock splits.

    Reclassifications:  Certain items in the 1999 and 1998 consolidated financial statements have been reclassified to be consistent with the presentation in the 2000 consolidated financial statements.

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Note 2.  Trade Receivables

    The composition of trade receivables, net is as follows:

	December 31
	2000	1999
	(In millions)
Billed	$323.4	$165.7
Unbilled	120.4	59.5

	443.8	225.2
Less allowance for doubtful accounts and discounts	(89.8)	(41.4)

	$354.0	$183.8

Note 3.  Investments

    At December 31, 2000, the Company held $18.3 million and $44.3 million in corporate debt securities and marketable equity securities, respectively. At December 31, 1999, the Company held $1,123.8 million, $23.0 million and $89.7 million in corporate debt securities, United States Government and governmental agency securities and marketable equity securities, respectively. The Company has classified these securities as available-for-sale, and at December 31, 2000 and 1999, the debt securities' amortized cost approximates fair value. The marketable equity securities have been recorded at their fair market value at December 31, 2000. The available-for-sale securities have been classified as cash and cash equivalents, and investment in available-for-sale securities-current, with $2.1 million and $60.5 million, respectively, being recorded in each classification at December 31, 2000. Also reported in investments is $4.2 million of restricted cash held as collateral to support outstanding letters of credit assumed under the Splitrock acquisition. At December 31, 1999, $302.4 million and $934.1 million, were recorded as cash and cash equivalents and available-for-sale securities, respectively.

    The contractual maturities of the available-for-sale securities of $18.3 million and $1,237 million in 2000 and 1999, respectively, are due within one year. Expected maturities will differ from contractual maturities because the issuers of certain debt securities have the right to call or prepay their obligations without any penalties. The amount classified as current assets on the accompanying balance sheets represent the expected maturities of the debt securities during the next year.

Note 4.  Pledged Assets and Debt

    On May 31, 2000, the Company entered into $1.3 billion of Senior Secured Credit Facilities (together the "Credit Facilities") with a syndicate of financial institutions. The credit facilities consist of (1) a seven year Senior Secured Revolving Facility with an aggregate principal amount of $450 million (the "Revolving Credit Facility"), (2) a seven year Senior Secured Multi-Draw Term Loan Facility with an aggregate principal amount of $275 million ("Tranche A Term Facility"), and (3) an eight year single draw Senior Secured Term Loan with an aggregate principal amount of $575 million ("Tranche B Term Facility"). The Tranche A Term Facility provides for multiple ($50 million minimum) draws for the first 24 months of the agreement at which time any undrawn commitments expire. At December 31, 2000, the Tranche B Term Facility was drawn in full and the balance of the Tranche A Term Facility and Revolving Credit Facility remained undrawn.

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    The Credit Facilities are secured by (1) a first priority pledge of all the capital stock owned by the Company and by each subsidiary, and (2) a perfected first priority security interest in substantially all of the Company's tangible and intangible assets and, to the extent of $100 million, by the assets of each subsidiary. In addition, telecommunications assets acquired with proceeds or refinanced from the Credit Facilities serve as collateral.

    Interest on the Credit Facilities is payable quarterly at LIBOR plus 1% to LIBOR plus 3.25% based on the Company's debt rating. At December 31, 2000, the Company's interest rates were LIBOR plus 2.25% on the Revolving Facility and Tranche A Term Facility, and LIBOR plus 3.0% on the Tranche B Term Facility (9.21% at December 31, 2000). A commitment fee of 0.5% to 1.0% per annum is charged on the undrawn portion of the commitment relating to the Revolving Facility and the Tranche A Term Facility. During 2000, the commitment fee on the unused portion of the Credit Facilities was $4.2 million.

    Upon the acquisition of Splitrock Services, Inc., all of their 11.75% Senior Notes due 2008 remained outstanding. The debt was recorded by the Company at fair market value, as determined by quoted market prices on the date of acquisition. On July 11, 2000 the Company completed its offer, commenced on May 31, 2000, to purchase all of the outstanding Splitrock Senior Notes. The Company recognized an extraordinary charge of $24.4 million or $0.04 per share as a result of the repurchase. The cost to repurchase the notes was the aggregate of the principal amount of $260.9 million plus accrued interest and call premium of $55.4 million.

    On October 30, 2000, in conjunction with the CapRock Communications Corp. acquisition, the Company made an offer to exchange (the "Exchange Offer") CapRock's $210 million 11.5% Senior Notes due May 1, 2009 and $150 million 12% Senior Notes due July 15, 2008 ("CapRock Senior Notes") for McLeodUSA. $210 million 11.5% Senior Notes due May 1, 2009 and $150 million 12% Senior Notes due July 15, 2008 (together the "McLeodUSA Exchange Notes"). The Company filed a registration statement with the SEC for the registration of the McLeodUSA Notes. The Exchange Offer was completed on December 14, 2000, at which time all of the CapRock Senior Notes were exchanged for the McLeodUSA Exchange Notes. Interest on $210 million of the McLeodUSA Exchange Notes is payable in cash semi-annually in arrears on May 1 and November 1, commencing May 1, 2001. Interest on $150 million of the McLeodUSA Exchange Notes is payable in cash semi-annually in arrears on January 15 and July 15, commencing January 15, 2001. The McLeodUSA Exchange Notes rank pari passu in right of payment with all existing and future senior unsecured indebtedness of the Company and rank senior in right of payment to all existing and future subordinated indebtedness.

    The $210 million and $150 million CapRock Senior Notes were recorded by the Company upon acquisition, net of discounts of $7.7 million and $1.2 million, respectively. The fair market values were determined based upon quoted market prices on the date of acquisition. The discount will be amortized as a component of interest expense over the life of the senior notes to their $210 million and $150 million face values by May 1, 2009 and July 15, 2008, respectively.

    On February 22, 1999, the Company completed a private offering of its 8 1/8% Senior Notes due February 15, 2009, for which the Company received net proceeds of approximately $485.8 million. All of the February 1999 privately placed Senior Notes were exchanged in July 1999 for publicly registered Senior Notes having the same principal amount and interest rate. Interest on the February 1999 Senior Notes is payable in cash semi-annually in arrears on August 15 and February 15. The February 1999 Senior Notes rank pari passu in right of payment with all existing and future senior unsecured

F–13

indebtedness of the Company and rank senior in right of payment to all existing and future subordinated indebtedness.

    Covenants associated with most of the Company's debt impose operating and financial restrictions on the Company and its subsidiaries. These restrictions, among others, affect, and in certain cases significantly limit or prohibit the ability of the Company and its subsidiaries to incur additional indebtedness, pay dividends or make distributions in respect of the Company's or such subsidiaries' capital stock, make other restricted payments, enter into sale and leaseback transactions, create liens upon assets, enter into transactions with affiliates or related persons, sell assets, or consolidate, merge or sell all or substantially all of their assets. These covenants also require the maintenance of certain financial covenants and minimum access service lines. These conditions were satisfied as of December 31, 2000.

    The Company's debt consisted of the following at December 31, 2000 and 1999:

	2000	1999
	(In millions)
Tranche B Term Facility, variable rate due May 30, 2008	$575.0	$—
10 1/2% Senior Discount Notes due March 1, 2007	443.9	400.8
9 1/4% Senior Notes due July 15, 2007	225.0	225.0
8 3/8% Senior Notes due March 15, 2008	300.0	300.0
9 1/2% Senior Notes due November 1, 2008	300.0	300.0
8 1/8% Senior Notes due February 15, 2009	500.0	500.0
11 1/2% Senior Notes due May 1, 2009	202.3	—
12% Senior Notes due July 15, 2008	148.8	—
Greene County Partners, Inc. senior notes due in quarterly payments of $450,000 bearing interest at 6.35% and maturing in April 2001	9.9	11.7
ICTC Series K, 8.620% First Mortgage Bonds due September 2022 (A)	10.0	10.0
ICTC Series L, 7.050% First Mortgage Bonds due October 2013 (A)	10.0	10.0
Capitalized Lease payable, due in various installments payments, bearing interest at 3.90% to 11.5%, with final payment due in December 2004	30.9	11.5
Note payable due in various annual installments, including interest at 8.25%, through 2006. Collateralized by publishing rights to purchased directories	0.5	0.5
Other long-term borrowings, due in various installments bearing interest at rates ranging from 0% to 9.75% through March 2004	3.1	3.5
Note Payable, bearing interest at 5%, due January, 2000	—	4.6
Incentive compensation agreements, due in various estimated amounts plus interest at 6.0% through January 2001	0.1	0.6

	2,759.5	1,778.2
Less current maturities	27.3	14.4

	$2,732.2	$1,763.8

(A)
ICTC's first mortgage bonds are collateralized by substantially all real and personal property of the subsidiary. The bond indenture contains various provisions restricting, among other things, the payment of dividends and repurchase of its own stock. Early redemption of the Series K and Series L Bonds is permitted.

F–14

    In 1996, the Company used a portion of the proceeds from the Company's initial public offering to pay off all existing indebtedness under three line of credit facilities, which were then canceled. Options to purchase shares of Class B common stock, $.01 par value, of the Company were granted to a stockholder which had guaranteed borrowings under two of the facilities. The Company used the Black-Scholes model to determine the value of the options, which was approximately $3.4 million, at the date of grant. This value was being amortized over the vesting period of the options. Upon cancellation of the credit facilities, the options' vesting schedule and amortization of the fair value of the options were terminated. A total of 4,687,500 and 7,804,128 Class B common stock options were outstanding at December 31, 2000 and December 31, 1999, respectively.

    Principal payments required on the outstanding debt at December 31, 2000 are as follows (in millions):

2001	$27.3
2002	14.4
2003	4.5
2004	6.6
2005	5.8
Later years	2,700.9

$2,759.5

Note 5.  Leases and Commitments

    Leases:  The Company leases certain of its office and network facilities under noncancelable agreements which expire at various times through September 2022. These agreements require various monthly rentals plus the payment of applicable property taxes, maintenance and insurance. The Company also leases vehicles and equipment under both operating and capital lease agreements which expire at various times through January 2009 and require various monthly rentals. Amortization on the capitalized assets is included in depreciation expense. Interest rates are imputed at 3.9% to 11.5%.

F–15

    The total minimum commitment at December 31, 2000 under the operating and capital leases mentioned above is as follows (in millions):

	Capital Leases	Operating Leases
2001	$19.6	$37.6
2002	13.8	29.9
2003	0.7	33.7
2004	0.1	31.7
2005	—	25.3
Remaining	—	79.3

	34.2	237.5

Less amount representing interest	3.3

Present value of net minimum lease payments	30.9
Less current portion of obligations under capital leases	16.5

Long-term obligations under capital leases	14.4

    The total rental expense included in the consolidated statements of operations for 2000, 1999 and 1998 is approximately $59.1 million, $21.9 million, and $19.8 million, respectively, which also includes short-term rentals for office facilities.

    Alcatel:  In January 1999 the Company entered into an agreement with Alcatel USA Marketing, Inc. to purchase equipment, software and services for a total commitment of $200 million over a six (6) year period. If McLeodUSA does not meet the committed purchases on a cumulative annual basis, Alcatel retains the right to renegotiate the applicable prices. If regulatory conditions substantially prevent the Company from continuing to implement its current network deployment plans, the Company has the option to request renegotiation of unit prices based on revised quantities of products or to renegotiate unit prices based on the quantities of products purchased to that time and cease any further purchases of products.

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Note 6.  Income Tax Matters

    Net deferred taxes consist of the following components as of December 31, 2000 and 1999:

	2000	1999
	(In millions)
Deferred tax assets:
Net operating loss carryforwards	$586.1	$214.0
Accruals and reserves not currently deductible	48.3	35.9
Deferred revenues	8.9	11.3
Intangibles and other assets	9.1	8.5
Other	10.2	5.1

	662.6	274.8
Less valuation allowance	520.5	169.6

	142.1	105.2

Deferred tax liabilities:
Property and equipment	60.6	64.3
Other investments	21.3	15.9
Differences in revenue recognition	3.9	9.6
Deferred line installation cost	43.5	11.9
Other	12.8	3.5

	142.1	105.2

	$—	$—

    A valuation allowance has been recognized to offset the related net deferred tax assets due to the uncertainty of realizing the benefit of the loss carryforwards. The Company has available net operating loss carryforwards totaling approximately $1,357 million which expire in various amounts in the years 2008 to 2020.

    The income tax rate differs from the U. S. Federal income tax rate for 2000, 1999 and 1998 due to the following:

	2000	1999	1998
"Expected" tax (benefit) rate	(35)%	(35)%	(35)%
Percent increase (decrease) in income taxes resulting from:
Change in valuation allowance	33	36	34
Tax deductions due to exercises of incentive stock options	(9)	(7)	(2)
Goodwill amortization for stock purchases	11	5	6
Other	0	1	(3)

	—%	—%	—%

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Note 7.  Stock-based Compensation Plans

    At December 31, 2000, the Company has various stock-based compensation plans which are described below. Grants under the Company's stock option plans are accounted for in accordance with Accounting Principles Board (APB) Opinion No. 25 and related Interpretations. The Company granted a total of 9,922,128 stock options in January and February 1996 at an exercise price of $0.445 per share. The estimated aggregate fair market value of these options at the date of grant was later determined to exceed the aggregate exercise price by approximately $9,190,000. Additionally, in September 1997, the Company granted a total of 8,813,670 stock options at an exercise price of $4.08 per share. The aggregate fair market value of these options at the date of grant exceeded the aggregate exercise price by approximately $15,790,000. As a result, the Company is amortizing these amounts over the four-year vesting period of the options. Compensation cost of $4,995,000, $6,629,000, and $5,820,000 has been charged to income for the years ended December 31, 2000, 1999 and 1998, respectively, using the intrinsic value based method as prescribed by APB No. 25. Had compensation cost for all of the stock-based compensation plans been determined based on the grant date fair values of awards granted during 2000, 1999 and 1998, as prescribed by SFAS No. 123, reported net loss and loss per common share would have been as follows (in millions, except per share data):

	December 31,
	2000	1999	1998
Pro forma net loss	$(744.4)	$(307.6)	$(151.2)
Pro forma loss per common share	(1.33)	(0.69)	(0.40)

    1992, 1993 and 1995 Incentive Stock Option Plans:  The Company has reserved 4,144,608 shares of its Class A common stock, $.01 par value ("Class A common stock"), for issuance to employees under the 1992, 1993 and 1995 Incentive Stock Option Plans. Options outstanding under these plans were granted at prices equal to the estimated fair market value on the dates of grant as determined by the Company's Board of Directors. Under the 1992 and 1993 plans, all options granted become exercisable at a rate of 25% per year, on a cumulative basis, and expire seven years after the date of grant. Under the 1995 plan, all options, except for options granted to the Company's chairman and chief executive officer, become exercisable at a rate of 25% per year, on a cumulative basis, beginning five years from the date of grant. The options granted to the Company's chairman and chief executive officer vest at a rate of 20% per year on a cumulative basis. All options granted under the 1995 plan expire ten years after the date of grant. These plans have been superseded by the 1996 Employee Stock Option Plan, and no future grants of options will be made under these plans.

    1996 Employee Stock Option Plan:  In 1997, the Company's stockholders approved an amendment to the 1996 Employee Stock Option Plan to increase the number of Class A common shares available under the plan to 225,000,000 shares from 27,150,000 shares. At December 31, 2000, after adjusting for option exercises, the Company has reserved 206,610,493 shares of Class A common stock for issuance under the plan, which supersedes the 1992, 1993 and 1995 Incentive Stock Option Plans. The exercise price for incentive stock options granted under this plan is no less than the fair market value, as defined in the Plan of the Company's Class A common stock on the date of the grant (or 110% of the fair market value if the grantee beneficially owns more than 10% of the outstanding Class A common stock). The options granted expire ten years after the grant date (or five years after the grant date if the grantee beneficially owns more than 10% of the outstanding Class A common stock) and vest over periods determined by the Compensation Committee. However, options will qualify as incentive stock options only to the extent that the aggregate exercise price for options that become first exercisable by

F–18

an employee in any calendar year does not exceed $100,000. The 1996 Plan will terminate in March 2006, unless terminated earlier by the Board of Directors.

    In 2000, in connection with the Splitrock and CapRock acquisitions, the Company substituted 9,051,372 options under the 1996 Employee Stock Option Plan for options which were outstanding under Splitrock and CapRock option plans at the time of acquisition. The options were converted to the Company's plan based on a conversion ratio, which resulted in a different number of options and exercise price than the options originally granted by Splitrock or CapRock, but retained the same terms as the original grant, including the grant date, expiration date, vesting schedule and total exercise cost.

    Directors' Stock Option Plan:  The Company has reserved, after adjusting for option exercises, 3,986,250 shares of Class A common stock for issuance under the Directors' Plan to directors who are not officers or employees of the Company. The Director's Plan was adopted and approved by the stockholders in 1993. The Plan was amended and restated in 1996 to be a "formula" plan providing for an automatic grant of options to eligible directors. In 1999 a further amendment and restatement to the Plan was adopted and approved by stockholders. Under the Plan as currently amended and restated each eligible director who commences service after the 1999 amendment and restatement will be granted an initial option to purchase from 60,000 to 120,000 shares of Class A common stock, such amount to be determined by the Board of Directors in its discretion. Each such eligible director also will be granted an additional option to purchase up to 60,000 shares of Class A common stock after each subsequent annual meeting of the stockholders. In addition each eligible director may receive discretionary options to purchase shares of Class A common stock as may be determined by the Board of Directors in its discretion. However, no more than an aggregate of 600,000 shares of Class A common stock may be granted as discretionary options under the plan as currently amended and restated. Options granted under the Directors' Plan vest at a rate of 25% per year, on a cumulative basis, and expire seven years after the date of grant (ten years after the date of grant for options granted under the amended and restated plan). However, upon a change in control of the Company as defined in the Directors' Plan, all options will become fully exercisable. The Company has the right to repurchase any Class A common stock issued pursuant to the exercise of an option granted under this plan that is offered for sale to an individual who is not an employee or director of the Company. The Directors' Plan will terminate in March 2006, unless terminated earlier by the Board of Directors.

    The fair value of each grant under the Company's stock option plans is estimated at the grant date using the Black-Scholes option-pricing model with the following weighted-average assumptions for grants in 2000, 1999 and 1998, respectively: no expected dividends, risk-free interest rates of 6.36%, 6.26% and 4.65%; price volatility of 90.52%, 68.44% and 59.39% and expected lives of 4 years for grants in 2000, 1999 and 1998.

    Employee Stock Purchase Plan:  Under the stock purchase plan, employees may purchase up to an aggregate of 6,000,000 shares of Class A common stock through payroll deductions. Employees of the Company who have been employed more than 90 days and who are regularly scheduled to work more than 20 hours per week are eligible to participate in the plan, provided that they own less than five percent of the total combined voting power of all classes of stock of the Company. The purchase price for each share will be determined by the Compensation Committee, but may not be less than 85% of the closing price of the Class A common stock on the first or last trading day of the applicable purchase period, whichever is lower. No employee may purchase in any calendar year Class A common stock having an aggregate fair value in excess of $25,000 as determined by the closing price of the

F–19

Class A common stock on the first trading day of the relevant purchase period or periods. Upon termination of employment, an employee other than a participating employee who is subject to Section 16(b) under the Securities Exchange Act of 1934, as amended, will be refunded all moneys in his or her account and the employee's option to purchase shares will terminate. The plan will terminate in March 2006, unless terminated earlier by the Board of Directors. The Company implemented this plan effective February 1, 1997. Under the plan, the Company sold 849,995 shares of Class A common stock in 2000, 941,727 shares in 1999 and 797,358 shares in 1998. The fair value of the employees' purchase rights was calculated for disclosure purposes using the Black-Scholes model with the following assumptions: an expected life of 6 months in 2000 and 12 months in both 1999 and 1998; a risk-free interest rate of 6.36% in 2000, 6.26% in 1999 and 4.65% in 1998; expected volatility of 90.52% in 2000, 68.44% in 1999 and 59.39% in 1998; and no expected dividends. The weighted average fair value of each purchase right granted in 2000 was $7.25, in 1999 was $6.05 and in 1998 was $5.38.

    A summary of the status of the Company's stock option plans as of and for the years ended December 31, 2000, 1999 and 1998 is as follows (in thousands, except price data):

	Shares	Weighted- Average Exercise Price
Outstanding at January 1, 1998	63,648	$2.40
Granted	37,638	5.21
Exercised	(8,238)	0.45
Forfeited	(19,422)	5.98

Outstanding at December 31, 1998	73,626	3.12
Granted	44,961	7.33
Exercised	(12,483)	1.87
Forfeited	(4,830)	5.36

Outstanding at December 31, 1999	101,274	4.99

Granted	43,190	19.03
Substituted and converted in connection with acquisitions	9,051	9.55
Exercised	(19,438)	2.61
Forfeited	(7,176)	11.44

Outstanding at December 31, 2000	126,901	10.08

	Number of Options
	2000	1999	1998
Exercisable, end of year	31,938	21,279	16,656

Weighted-average fair value per option of options granted during the year	$12.48	$4.11	$3.03

F–20

Note 7.  Stock-based Compensation Plans—(Continued)

    Other pertinent information related to the options outstanding at December 31, 2000 is as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price
$0.13 to $0.70	5,613,277	3.5	$0.45	4,600,777	$0.47
$0.71 to $2.96	9,649,745	6.1	2.89	3,066,702	2.74
$3.10 to $4.96	26,683,083	7.5	4.26	10,822,652	4.28
$5.02 to $7.50	25,905,303	8.0	6.30	6,465,261	6.11
$7.51 to $11.25	13,969,322	8.5	8.25	3,490,235	8.32
$11.26 to $16.87	7,308,031	9.1	13.88	2,173,953	14.02
$17.25 to $17.54	24,587,479	3.9	17.52	27,181	17.28
$17.55 to $20.46	9,656,333	9.2	20.42	165,950	18.28
$20.47 to $30.70	2,531,150	9.2	22.22	132,829	23.15
$30.71 to $124.48	996,859	8.8	71.99	992,017	72.09

	126,900,582	7.0	$10.08	31,937,557	$7.33

    In addition, options to purchase shares of Class B common stock were granted to a stockholder which had guaranteed borrowings under certain credit facilities which were paid off with a portion of the proceeds from the Company's initial public offering. Those options which are still held by the stockholder have an exercise price of $0.2444 and were fully vested at December 31, 2000.

Note 8.  Capital Stock Information and Stockholders' Agreements

    Authorized Capital Stock.  Under the certificate of incorporation, the Company has the authority to issue 2,034,000,000 shares of capital stock, consisting of 2,000,000,000 shares of Class A common stock, par value $.01 per share; 22,000,000 shares of Class B common stock, par value $.01 per share; 2,000,000 shares of serial preferred stock, par value $.01 per share; and 10,000,000 shares of Class II serial preferred stock, par value $.001 per share.

    Redeemable Convertible Preferred Stock:  Pursuant to a Stock Purchase Agreement dated August 30, 1999 (the "Stock Purchase Agreement"), the Company issued on September 15, 1999 (the "Issue Date") 275,000 shares of Series B preferred stock, par value $.01 per share, ("Series B preferred stock") and 125,000 shares of Series C preferred stock, par value $.01 per share, ("Series C preferred stock" and together with the Series B preferred stock, the "Preferred Shares") through a private offering. Net proceeds from the financing amounted to approximately $1 billion. The Preferred Shares are redeemable on a proportionally equal basis, in whole or in part, by the Company at any time following the seventh anniversary of the Issue Date, or by the holders within 180 days following the tenth anniversary of the Issue Date. The Preferred Shares are convertible on a proportionally equal basis, at the Series B holders option, in whole or in part at any time into Class A Common Stock. Shares of each series will have a liquidation preference of $2,500.00 per share plus accrued and unpaid dividends, if any, and will be convertible into shares of the Company's Class A common stock at a rate of (a) the liquidation preference divided by (b) $12.16667. Each share of Series B preferred stock is

F–21

entitled to receive a quarterly dividend of approximately $31.82. Dividends are cumulative and payable quarterly on March 31, June 30, September 30, and December 31. If prior to the fifth anniversary of the Issue Date the Company pays a dividend on its Class A common stock, par value $.01 per share ("Class A common stock"), holders of the Preferred Shares shall be entitled to receive an equivalent dividend calculated on a common stock equivalent basis as if the Preferred Shares had been converted into Class A common stock. Holders of Series B preferred stock are not entitled to voting rights other than the right to vote as a series for the election of two additional members to the Board of Directors. Board representation decreases as the outstanding shares of the Series B preferred stock decreases. Holders of Series C preferred stock are not entitled to voting rights other than the right to vote as a series for the election of one observer to the Board of Directors. Board representation decreases as the outstanding shares of the Series C preferred stock decreases. The Series B and Series C preferred stock rank on a parity with the company's 6.75% Series A cumulative convertible preferred stock, par value $.01 per share (the "Series A preferred stock"), with respect to dividend rights and rights on liquidation.

    Cumulative Convertible Preferred Stock:  The Company issued one million shares of its Series A preferred stock on August 11, 1999 and an additional 150,000 shares on August 23, 1999. Holders of Series A preferred stock are entitled to receive cumulative dividends at an annual rate of 6.75% of the liquidation preference payable quarterly on each February 15, May 15, August 15 and November 15. The quarterly dividend is $4.21875 per share, payable at the Company's option in cash or shares of its Class A common stock. Series A preferred stock is convertible at the option of its holder, unless previously redeemed, at any time after the issue date, into shares of its Class A common stock at a conversion rate of 25.79979 shares of Class A common stock for each share of Series A preferred stock (representing a conversion price of $9.69 per share of Class A common stock), subject to adjustment in certain events. In addition, if on or after August 15, 2002, the closing price of its Class A common stock has equaled or exceeded 135% of the conversion price for at least 20 out of 30 consecutive business days, the Company will have the option to convert all of the Series A preferred stock into Class A common stock at the then current conversion rate. The holders of the Series A preferred stock will not be entitled to any voting rights unless payments of dividends on the Series A preferred stock are in arrears and unpaid for an aggregate of six or more quarterly dividend payments.

    Stockholders' Agreements:  The Company has various agreements with significant stockholders, which among other things, restrict the sale of equity securities without the prior written consent of the Company and establish certain representation on the board of directors for certain significant stockholders. These Agreements terminate at various dates through December 31, 2002.

Note 9.  Change-of-Control Agreements

    Change-of-Control Agreements:  The Company has entered into change-of-control agreements with certain executive employees, which provide for certain payments in connection with termination of employment after a change of control (as defined within the agreements) of the Company. The change-of-control agreements terminate on December 31, 2006 unless a change of control occurs during the six-month period prior to December 31, 2006, in which case the agreements terminate on December 31, 2007. The agreements provide that if an executive terminates his or her employment within six months after a change of control or if the executive's employment is terminated within 24 months after a change of control in accordance with the terms and conditions set forth in the

F–22

agreements, the executive will be entitled to certain benefits. The benefits include cash compensation, immediate vesting of outstanding stock options and coverage under the Company's group health plan.

    Employment agreements with the Company's top three executive employees also contain provisions relating to change of control. These employment agreements, which expire on January 7, 2003, provide that if the executive's employment is terminated in connection with a change of control, whether by the executive or by the Company or its successor, then the executive will be entitled to certain severance benefits. These benefits include foregone salary and other cash compensation, immediate vesting of all outstanding options to purchase common stock of the Company, and continuing coverage under the Company's group insurance programs for the remainder of the term of the relevant employment agreement.

Note 10.  Retirement Plans and Postretirement Benefits

    Illinois Consolidated Telephone Company ("ICTC"), a wholly-owned subsidiary of the Company, maintains noncontributory defined pension and death benefit plans covering substantially all of its hourly employees. The pension benefit formula used in the determination of pension cost is based on the highest five consecutive calendar years' base earnings within the last ten calendar years immediately preceding retirement or termination. It is ICTC's policy to fund pension costs as they accrue subject to any applicable Internal Revenue Code limitations.

    In addition to providing pension benefits, ICTC provides an optional retiree medical program to its salaried and union retirees and spouses under age 65 and life insurance coverage for the salaried retirees. All retirees are required to contribute to the cost of their medical coverage while the salaried life insurance coverage is provided at no cost to the retiree.

F–23

    The change in benefit obligations and the change in plan assets for 2000 and 1999, and the components of net periodic benefit costs and the weighted-average assumptions for 2000, 1999 and 1998, are as follows (in millions):

	Pension Benefits		Postretirement Benefits
	2000	1999	2000	1999
Change in benefit obligations
Benefit obligation at beginning of year	$41.3	$45.1	$5.5	$4.6
Service cost	.7	.8	.1	.1
Interest cost	3.0	2.9	.4	.4
Benefits paid	(2.1)	(2.8)	(.2)	(.2)
Actuarial gains	(.4)	(4.7)	(.2)	.6

Benefit obligation at end of year	$42.5	$41.3	$5.6	$5.5

Change in plan assets
Fair value of plan assets at beginning of year	$54.4	$52.2	$—	$—
Actual return on plan assets	1.7	5.0	—	—
Employer contributions	—	—	.2	.2
Benefits paid	(2.1)	(2.8)	(.2)	(.2)

Fair value of plan assets at end of year	$54.0	$54.4	$—	$—

Funded status	$11.5	$13.1	$(5.5)	$(5.5)
Unrecognized net actuarial gain	(16.7)	(18.6)	(3.0)	(3.0)
Unrecognized prior service cost	3.5	4.0	(1.9)	(2.0)
Unrecognized transition (asset) or obligation	(.1)	(.1)	3.6	3.9

Accrued benefit cost	$(1.8)	$(1.6)	$(6.8)	$(6.6)

	Pension Benefits			Postretirement Benefits
	2000	1999	1998	2000	1999	1998
Components of net periodic benefit costs
Service cost	$.7	$.8	$.7	$.1	$.1	$.1
Interest cost	3.0	2.9	3.9	.4	.4	.4
Expected return on plan assets	(4.2)	(4.1)	(5.0)	—	—	—
Amortization of prior service costs	.5	.5	.5	(.2)	(.2)	(.2)
Amortization of transitional obligation	—	—	—	.4	.4	.4
Recognized actuarial gain	(1.1)	(.9)	(1.7)	(.2)	(.1)	(.2)

Net periodic benefit cost	$(1.1)	$(.8)	$(1.6)	$.5	$.6	$.5

Weighted-average assumption as of December 31
Discount rate	7.5%	7.5%	7%	7.5%	7.5%	7%
Expected return on plan assets	8%	8%	8%	—	—	—
Rate of compensation increase	5%	5%	5%	5%	5%	5%

F–24

Note 10.  Retirement Plans and Postretirement Benefits —(Continued)

    The postretirement benefit obligation is calculated assuming that health-care costs increased by 8.0% in 2000 and 7.5% in 2001, and that the rate of increase thereafter (the health-care cost trend rate) will decline to 5% in 2006 and subsequent years. The health-care cost trend rate has a significant effect on the amounts reported for costs each year as well as on the accumulated postretirement benefit obligation. For example, a one percentage point increase each year in the health-care trend rate would have the following effects:

(in millions)	One Percentage Point Increase	One Percentage Point Decrease
Effect on total of service and interest cost components in 2000	$0.04	$0.04
Effect on year-end 2000 postretirement benefit obligations	$0.4	$(0.4)

    The weighted average discount rate used in determining the benefit obligation was 7.5% in 2000.

    The postretirement medical and life insurance benefit plans have been modified effective January 1, 1998 to provide benefits only to employees meeting certain age and years of service requirements as of January 1, 1998.

    Prior to January 1, 2000, pension benefits for substantially all employees of DTG were provided through the National Telephone Cooperative Association Retirement and Security Program (a defined benefit plan) and Savings Plan (a defined contribution plan) (together the "NTCA Plans"). On January 1, 2000, employees of DTG were given the option of remaining in the NTCA Plans or joining the Company's 401(k) profit-sharing plan. Substantially all employees elected to participate in the Company's 401(k) profit-sharing plan. The Company continues to make annual contributions to the NTCA Plans equal to the amounts accrued for pension expense on the remaining employees. The Retirement and Security Program is a multi-employer plan and the accumulated benefits and plan assets are not determined or allocated separately by the individual employer. The total pension costs for 2000 and 1999 were $33,000 and $393,000.

    The Company also has various 401(k) profit-sharing plans available to eligible employees. The Company contributed Company stock valued at approximately $3.9 million, $3.0 million and $2.0 million for the years ended December 31, 2000, 1999 and 1998, respectively. An additional discretionary 1998 contribution of stock valued at $1.5 million was also made.

    In addition the Company has a nonqualified deferred compensation plan, which allows selected employees to defer a portion of any compensation received. Those deferred amounts are invested in various funds at December 31, 2000 to provide assets and accumulated earnings to offset the deferred compensation amounts due to the participating employees.

Note 11.  Acquisitions

    Talking Directories, Inc. (Talking Directories) and Info America Phone Books, Inc. (Info America): On February 10, 1999, the Company acquired Talking Directories in exchange for 15.3 million shares of its Class A common stock. In a related and concurrent transaction, on February 10, 1999, the Company acquired Info America in exchange for 7.2 million shares of its Class A common stock. The Company also paid outstanding obligations of Talking Directories and Info America of approximately $27 million.

F–25

    Dakota Telecommunications Group, Inc. (DTG):  On March 5, 1999, the Company acquired DTG in exchange for approximately 5.7 million shares of its Class A common stock, and the assumption of approximately $31 million in DTG debt.

    Ovation Communications, Inc. (Ovation):  On March 31, 1999, the Company acquired Ovation in exchange for approximately 33.6 million shares of its Class A common stock, and the payment of approximately $121.3 million in cash to the stockholders of Ovation. The total purchase price was approximately $310.2 million based on the average closing price of the Company's Class A common stock five days before and after the date of the acquisition agreement. The Company also assumed approximately $105.6 million in Ovation debt.

    Access Communications Holdings, Inc. (Access) and S.J. Investments Holdings, Inc. (SJIH): On August 14, 1999, the Company acquired Access and SJIH in exchange for approximately 11.6 million shares of its Class A common stock, and the payment of $48.3 million in cash to the stockholders of Access and SJIH. The Company also assumed approximately $96.7 million in Access and SJIH debt.

    Splitrock Services, Inc. (Splitrock):  On March 30, 2000, the Company acquired Splitrock pursuant to the Amended Plan of Merger dated February 11, 2000, in exchange for approximately 93.2 million shares of Class A common stock. The total purchase price was approximately $2.3 billion based on the average closing price of the Company's Class A common stock five days before and after January 6, 2000, the initial date of the Merger Agreement. Approximately $261 million in Splitrock debt remained outstanding after the closing. This debt has been paid off (Note 4). The purchase price includes approximately $29.4 million of direct acquisition costs.

    CapRock Communications Corp. (CapRock):  On December 7, 2000, the Company acquired CapRock pursuant to an Agreement and Plan of Merger, dated October 2, 2000, in exchange for approximately 15.0 million shares of Class A common stock. The total purchase price was approximately $579 million based on average closing price of the Company's Class A common stock for the ten trading days beginning five days prior to October 2, 2000, the date the merger agreement was announced, and ending four days after such announcement, plus the principal amount of outstanding CapRock senior notes of $360 million. The purchase includes approximately $11 million of costs directly attributed to the merger.

F–26

    The following table summarizes the purchase price allocations for the Company's business acquisitions (in millions):

Transaction Year:	2000	1999	1998
Cash purchase price	$30.4	$230.8	$27.8
Acquisition costs	112.2	8.7	0.2
Contracts payable	—	3.0	9.3
Option agreements	103.3	0.8	—
Promissory notes	59.1	14.8	1.0
Stock issued	2,045.0	480.2	11.4
Note received	—	(1.6)	—

	$2,350.0	$736.7	$49.7

Working capital acquired, net	$(88.1)	$(16.4)	$(0.1)
Fair value of other assets acquired	765.3	133.0	13.5
Goodwill and other intangibles	2,318.1	874.0	38.7
Liabilities assumed	(645.3)	(253.9)	(2.4)

	$2,350.0	$736.7	$49.7

    These acquisitions have been accounted for under the purchase method and the results of operations are included in the consolidated financial statements since the dates of acquisition.

    The unaudited consolidated results of operations for the years ended December 31, 2000 and 1999 on a pro forma basis as though the above entities had been acquired as of the beginning of the respective periods are as follows:

	2000	1999
	(In millions, except per share data)
Revenue	$1,685.8	$1,273.7
Net loss applicable to common shares	(616.9)	(351.2)
Loss per common share	(1.04)	(0.62)

    The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisitions been consummated as of the above dates, nor are such operating results necessarily indicative of future operating results.

Note 12.  Related Party Transactions

    The Company has entered into agreements with a stockholder that give certain rights-of-way to the Company for the construction of its telecommunications network in exchange for capacity on the network.

    The Company provided and purchased services from various companies, the principals of which are stockholders or directors of McLeodUSA Incorporated or are affiliates. Revenues from services provided totaled $6.1 million, $4.2 million and $3.7 million and services purchased, primarily rent, legal

F–27

services and database verification services, totaled $20.6 million, $5.0 million and $3.1 million for the years ended December 31, 2000, 1999 and 1998, respectively.

    In December 1998, the Company entered into a split dollar arrangement for life insurance policies owned by the McLeod Family 1998 Special Trust (the "Owner") on the joint lives of Clark and Mary McLeod (the "McLeods"). The Owner agreed to assign the policies to the Company as collateral for the premium payments. No loans have been taken against these policies. The premium payments paid by the Company totaled $1.9 million in both 2000 and 1999. The aggregate face amount of the policies is $113 million. The McLeod Family 1998 Special Trust is sole owner and beneficiary of each policy. The Company has agreed with Clark and Mary McLeod that one of the principal reasons for entering into this arrangement is to avoid the need for their heirs to liquidate their holdings of Class A common stock at or soon after the death of one or both of them. Clark and Mary McLeod have agreed to restrictions on their ability to sell or otherwise dispose of their shares of Class A common stock. The Company also paid premiums of $71,000 in both 2000 and 1999 for a universal life policy on Clark and Mary McLeod with a face value of $13.5 million. The Company is the beneficiary of this policy.

Note 13.  Quarterly Data—(Unaudited)

    The following tables include summarized quarterly financial data for the years ended December 31:

	Quarters
	First	Second	Third	Fourth
	(In millions, except per share data)
2000:
Revenue	$288.3	$331.8	$366.6	$410.0
Operating loss	(42.6)	(101.5)	(98.5)	(106.3)
Net loss	(58.5)	(125.7)	(152.2)	(140.9)
Loss applicable to common shares	(72.1)	(139.3)	(165.8)	(154.5)
Loss per common share	(0.15)	(0.24)	(0.28)	(0.26)
1999:
Revenue	$181.1	$222.7	$241.1	$263.9
Operating loss	(26.3)	(32.5)	(36.7)	(36.2)
Net loss	(47.5)	(61.4)	(58.4)	(53.0)
Loss applicable to common shares	(47.5)	(61.4)	(62.5)	(66.6)
Loss per common share	(0.12)	(0.14)	(0.14)	(0.14)
1998:
Revenue	$134.3	$155.7	$148.6	$165.5
Operating loss	(20.8)	(17.3)	(21.3)	(15.3)
Net loss	(30.3)	(29.8)	(33.0)	(31.8)
Loss applicable to common shares	(30.3)	(29.8)	(33.0)	(31.8)
Loss per common share	(0.08)	(0.08)	(0.09)	(0.08)

F–28

Note 14:  Information by Business Segment

    The Company operates predominantly in three reportable operating segments: (1) providing telecommunications and related services, such as local and long distance service and expanding fiber optic network; (2) selling advertising space in telephone directories, and publishing and distributing directories to local area subscribers; and (3) providing end-to-end data communications. These business segments have separate management teams and infrastructures that offer different products and services.

    The acquisition of Splitrock on March 30, 2000 introduced our third business segment, end-to-end data communications services. Since the data segment was not part of McLeodUSA prior to March 30, 2000, the table below does not reflect any data activity in 1999 and 1998.

    The Company evaluates the performance of its operating segments based on earnings before interest, taxes, depreciation and amortization, excluding general corporate expenses ("EBITDA"). The accounting policies of the reportable segments are the same as those described in Note 1 of Notes to Consolidated Financial Statements. Intersegment transfers are accounted for on an arm's length pricing basis.

    Identifiable assets (excluding intersegment receivables) are the Company's assets that are identified in each business segment. Corporate assets primarily include cash and cash equivalents, investments in available-for-sale securities, administrative headquarters and goodwill recorded as a result of acquisitions.

    In 2000, 1999 and 1998, no single customer or group under common control represented 10% or more of the Company's sales.

F–29

    Segment information for the years 2000, 1999 and 1998 was as follows (in millions):

	Telecommunications	Directory	Data	Corporate	Total
2000
Revenues	$1,040.5	$253.9	$102.3	$—	$1,396.7

EBITDA	68.3	43.2	(20.1)	(30.6)	60.8
Depreciation and amortization	(187.8)	(32.4)	(38.8)	(150.6)	(409.6)
Interest Income	1.1	.6	1.1	45.0	47.8
Interest Expense	(4.7)	—	(9.4)	(137.3)	(151.4)
Other	(.3)	(.1)	(.3)	.2	(.5)

Net Income (Loss)	(123.4)	11.3	(67.5)	(273.3)	(452.9)

Total assets	3,110.2	521.1	277.5	3,456.8	7,365.6
Capital expenditures	1,707.3	66.5	94.1	1,721.5	3,589.4
1999
Revenues	$697.5	$211.3	N/A	$—	$908.8

EBITDA	44.4	33.8	N/A	(19.2)	59.0
Depreciation and amortization	(117.8)	(30.0)	N/A	(42.9)	(190.7)
Interest Income	1.9	—	N/A	40.7	42.6
Interest Expense	(6.4)	(.7)	N/A	(129.7)	(136.8)
Other	7.0	(.1)	N/A	(1.3)	5.6

Net Income (Loss)	(70.9)	3.0	N/A	(152.4)	(220.3)

Total assets	1,729.6	441.3	N/A	2,032.2	4,203.1
Capital expenditures	716.9	217.2	N/A	382.5	1,316.6
1998
Revenues	$459.2	$144.9	N/A	$—	$604.1

EBITDA	13.1	18.8	N/A	(11.9)	20.0
Depreciation and amortization	(56.1)	(9.8)	N/A	(23.2)	(89.1)
Interest Income	.9	.1	N/A	25.0	26.0
Interest Expense	(5.2)	—	N/A	(73.0)	(78.2)
Other	(4.0)	(.1)	N/A	.5	(3.6)

Net Income (Loss)	(51.3)	9.0	N/A	(82.6)	(124.9)

Total assets	684.7	199.7	N/A	1,040.8	1,925.2
Capital expenditures	251.4	26.4	N/A	61.9	339.7

F–30

Note 15:  Effects of New Accounting Standards

Accounting for Derivative Instruments and Hedging Activities

    Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities by requiring that entities recognize all derivatives as either assets or liabilities at fair market value on the balance sheet. The Company does not currently hold any derivative instruments or engage in hedging activities. As such, the adoption of SFAS 133 as of January 1, 2001 had no effect on the Company's operations.

Business Combinations and Intangible Assets—Accounting for Goodwill

    On February 14, 2001, the FASB issued an Exposure Draft "Business Combinations and Intangible Assets—Accounting for Goodwill." The Exposure Draft requires the use of a non-amortization approach to account for purchased goodwill and for separately recognized (non-goodwill) intangible assets that have an indefinite useful economic life. Under this approach, goodwill and intangibles would not be amortized, but would be written down and expensed against earnings only in periods in which the recorded value exceeds the fair value. The Company has not yet quantified the impacts of adopting the new Exposure Draft, but it could result in significant changes to amortization expense and the classification and recording of intangibles currently on the books, as well as any future acquisitions.

Note 16:  Subsequent Events

$750 million 11 3/8% Senior Notes.

    On January 16, 2001 the Company completed a public offering of $750 million aggregate principal amount of its 11 3/8% Senior Notes due January 1, 2009 (the "January 2001 Senior Notes"), yielding net proceeds of approximately $734.3 million. Interest on the January 2001 Senior Notes will be payable in cash semi-annually in arrears on January 1 and July 1 of each year, commencing July 1, 2001.

Operational Restructuring

    Beginning in August 2001, the Company developed and began implementing a plan designed to re-focus its business on its core areas of expertise. During September 2001, the Company's Board of Directors approved a plan to implement a number of significant changes to its operations as part of its restructuring efforts. In particular, the Company's plan established that it will:

  •
  focus its business on its core, 25-state footprint located in the Midwestern and Western United States,

  •
  abandon development of its national data network,

  •
  reduce its employment force by approximately 15%

  •
  reduce the number of its facilities from a total of 11 to 3

  •
  reduce its capital expenditures in 2002

  •
  divest non-core business assets.

F–31

    As a result of the operational restructuring, the Company recorded a $2.9 billion charge during September 2001. The charge primarily resulted from the write-down of goodwill and other long-lived assets.

Financial Restructuring

    Under the terms and conditions of its proposed exchange offer and consent solicitation, the Company intends to restructure its existing capital structure. Following is a summary of the major features of the restructuring. The Company's Senior Secured Credit Facilities would be amended; its Senior Notes would be exchanged for shares of Class A common stock and cash (the "exchange offer"); upon shareholder approval, its Series A, D and E preferred stock would be reclassified into a certain number of shares of common stock; and upon shareholder approval, its existing shares of Class A common stock will be reclassified in to a lesser number of Class A common shares. In addition, the Company would raise $635 million from (1) the sale of its directory publishing business for not less than $535 million and (2) the sale of preferred stock and warrants for $100 million, with $560 million in proceeds to be paid to holders of Senior Notes.

    The Company is pursuing this restructuring via two alternative methods simultaneously, an out-of-court alternative and an in-court alternative. If the exchange offer is consummated and the required shareholder approvals are obtained, the Company will implement the restructuring via the out-of-court alternative. However, if the exchange offer is not consummated or the required shareholder approvals are not received, the Company will consider effectuating the restructuring by filing a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code.

    In addition, there could be substantial additional write offs of goodwill and other intangible assets as a result of the adoption of SFAS 141 "Accounting for Business Combinations" and SFAS 142 "Accounting for Goodwill and Other Intangible Assets" or the adoption of fresh start accounting under the in-court alternative.

    The accompanying financial statements have been prepared on a going concern basis and do not include any adjustments that might result if the in-court alternative is elected.

Splitrock Disposition

    On December 7, 2001, McLeodUSA entered into an agreement to sell certain of its internet/data assets (formerly part of Splitrock Services, Inc.) and wholesale dial-up Internet Service Provider (ISP) customer base to Level 3 Communications, Inc. for $55 million plus the assumption of certain operating liabilities (the "Splitrock Disposition"). Under the terms of the agreement, Level 3 will purchase approximately 350 POPs (points of presence) across the U.S., the related facilities, equipment and underlying circuits, plus the wholesale ISP customer base. The transaction excludes fiber optic cable obtained under the existing IRU Agreement with Level 3 acquired by McLeodUSA in the Splitrock acquisition. The parties will also enter into operating agreements enabling McLeodUSA to continue providing service and support to customers in its 25-state footprint. The Splitrock Disposition is subject to customary closing conditions, and is expected to close prior to May 1, 2002.

F–32

PART I—FINANCIAL INFORMATION

Item 1. Financial Statements

McLEODUSA INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions, except shares)

	September 30, 2001	December 31, 2000
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$63.4	$15.7
Investment in available-for-sale securities	3.6	64.7
Trade receivables, net	314.0	337.8
Inventory	14.9	25.1
Deferred expenses	47.9	48.3
Prepaid expenses and other	23.4	55.0

TOTAL CURRENT ASSETS	467.2	546.6

Property and equipment
Land and buildings	117.9	118.4
Communications networks	1,656.7	1,411.4
Furniture, fixtures and equipment	498.1	428.6
Networks in progress	1,057.8	1,497.7

	3,330.5	3,456.1
Less accumulated depreciation	650.0	437.0

	2,680.5	3,019.1

Investments, Intangibles and Other Assets
Other investments	31.6	29.2
Goodwill, net	1,092.7	3,226.2
Other intangibles, net	398.5	391.0
Other	122.1	137.3

	1,644.9	3,783.7

	$4,792.6	$7,349.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$12.6	$27.3
Accounts payable	192.6	275.9
Accrued payroll and payroll related expenses	39.5	43.0
Other accrued liabilities	393.8	393.8
Deferred revenue, current portion	19.0	36.4
Customer deposits	35.2	53.8

TOTAL CURRENT LIABILITIES	692.7	830.2
Long-term debt, less current maturities	3,694.0	2,732.2
Deferred revenue, less current portion	16.0	12.1
Other long-term liabilities	16.5	18.8

	4,419.2	3,593.3

Redeemable convertible preferred stock
Preferred, Series B, redeemable, convertible, $.01 par value, authorized, issued and outstanding 2001 none; 2000 275,000	—	687.5
Preferred, Series C, redeemable, convertible, $.01 par value, authorized, issued and outstanding 2001 none; 2000 125,000	—	312.5
Preferred, Series D, redeemable, convertible, $.01 par value, authorized, issued and outstanding 2001 275,000; 2000 none	104.0	—
Preferred, Series E, redeemable, convertible, $.01 par value, authorized, issued and outstanding 2001 125,000; 2000 none	43.0	—

	147.0	1,000.0

Stockholders' Equity
Capital Stock:
Preferred, Series A, $.01 par value: authorized, issued and outstanding 2001 1,149,375 shares; 2000 1,149,400 shares	—	—
Common, Class A, $.01 par value; authorized 2,000,000,000 shares; issued and outstanding 2001 626,950,228 shares; 2000 606,596,945 shares	6.3	6.1
Common, Class B, convertible, $.01 par value; authorized 22,000,000 shares; issued and outstanding 2001 and 2000 none	—	—
Additional paid-in capital	3,843.2	3,749.7
Accumulated deficit	(3,621.1)	(1,027.1)
Accumulated other comprehensive income	(2.0)	27.4

	226.4	2,756.1

	$4,792.6	$7,349.4

The accompanying notes are an integral part of these consolidated financial statements

F–33

McLEODUSA INCORPORATED AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2001	2000	2001	2000
Revenues:
Communications services	$354.7	$278.2	$1,057.6	$721.6
Local exchange services	21.2	21.6	64.1	63.8
Directory	69.8	60.7	221.0	185.3
Other	4.8	6.1	14.4	16.0

TOTAL REVENUES	450.5	366.6	1,357.1	986.7
Operating expenses:
Cost of service (exclusive of depreciation shown separately below)	271.4	204.2	791.5	548.6
Selling, general and administrative	187.4	147.3	517.4	403.9
Depreciation and amortization	167.2	113.6	471.4	276.8
Restructuring, asset impairment and other charges	2,907.2	—	2,935.4	—

TOTAL OPERATING EXPENSES	3,533.2	465.1	4,715.7	1,229.3

OPERATING LOSS	(3,082.7)	(98.5)	(3,358.6)	(242.6)
Nonoperating income (expense):
Interest income	0.8	12.2	9.7	43.1
Interest expense, net of amounts capitalized	(66.2)	(40.7)	(180.8)	(113.6)
Other income (expense)	39.7	(0.7)	116.5	1.2

TOTAL NONOPERATING EXPENSE	(25.7)	(29.2)	(54.6)	(69.3)

LOSS BEFORE EXTRAORDINARY CHARGE	(3,108.4)	(127.7)	(3,413.2)	(311.9)
Extraordinary charge on early retirement of debt	—	(24.5)	—	(24.5)

NET LOSS	(3,108.4)	(152.2)	(3,413.2)	(336.4)
Gain on exchange of preferred stock	851.2	—	851.2	—
Preferred stock dividend	(4.8)	(13.6)	(32.0)	(40.8)

NET LOSS APPLICABLE TO COMMON SHARES	$(2,262.0)	$(165.8)	$(2,594.0)	$(377.2)

Loss per common share:
Loss before extraordinary charge	$(3.62)	$(0.24)	$(4.20)	$(0.65)
Extraordinary charge	—	(0.04)	—	(0.04)

Loss per common share	$(3.62)	$(0.28)	$(4.20)	$(0.69)

Weighted average common shares outstanding	625.5	583.3	617.8	547.3

Other comprehensive loss, net of tax:
Unrealized holding losses arising during the period	(3.8)	(30.5)	(5.6)	(21.1)
Less: reclassification adjustment for gains included in net income	10.5	(0.5)	23.8	1.8

TOTAL OTHER COMPREHENSIVE LOSS	(14.3)	(30.0)	(29.4)	(22.9)

COMPREHENSIVE LOSS	$(2,276.3)	$(195.8)	$(2,623.4)	$(400.1)

The accompanying notes are an integral part of these consolidated financial statements.

F–34

McLEODUSA INCORPORATED AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Nine Months Ended September 30,
	2001	2000
Cash Flows from Operating Activities
Net loss	$(3,413.2)	$(336.4)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	280.0	142.7
Amortization	191.4	134.1
Accretion of interest on senior discount notes	36.1	31.7
Gain on the sale of assets	(121.7)	—
Restructuring, asset impairment and other charges	2,926.8	—
Changes in assets and liabilities, net of acquisitions:
Trade receivables	(26.3)	(59.0)
Inventory	10.2	(3.2)
Deferred expenses	0.4	(3.6)
Prepaid expenses and other	8.5	49.2
Accounts payable and accrued expenses	(255.8)	32.0
Deferred revenue	(13.5)	23.1
Customer deposits	(18.6)	17.4

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(395.7)	28.0

Cash Flows from Investing Activities
Purchases of property and equipment	(578.4)	(876.5)
Other assets	(47.6)	(32.4)
Available-for-sale securities:
Purchases	(69.6)	(556.9)
Sales	129.4	34.4
Maturities	—	1,232.3
Proceeds from the sale of assets	132.8	—
Business acquisitions	(21.8)	(25.3)
Other	(3.7)	(42.8)

NET CASH USED IN INVESTING ACTIVITIES	(458.9)	(267.2)

Cash Flows from Financing Activities
Net proceeds from long-term debt	909.3	554.6
Payments on long-term debt	(15.4)	(313.2)
Net proceeds from issuance of common stock	34.7	42.0
Payments of preferred stock dividends	(26.3)	(17.5)

NET CASH PROVIDED BY FINANCING ACTIVITIES	902.3	265.9

NET INCREASE IN CASH AND CASH EQUIVALENTS	47.7	26.7
Cash and cash equivalents:
Beginning	15.7	326.9

Ending	$63.4	$353.6

Supplemental Disclosure of Cash Flow Information:
Cash payment for interest	$216.8	$117.6

Supplemental Schedule of Noncash Investing and Financing Activities
Capital leases incurred for the acquisition of property and equipment	$9.8	$7.7

The accompanying notes are an integral part of these consolidated financial statements.

F–35

McLEODUSA INCORPORATED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information as of and for the Three and Nine Months Ended
September 30, 2001 and 2000 is Unaudited)

Note 1: Basis of Presentation

    Interim Financial Information (unaudited):  The financial statements and related notes as of September 30, 2001, and for the three and nine month periods ended September 30, 2001 and 2000, are unaudited, but in the opinion of management include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of our financial position and results of operations. The operating results for the interim periods are not indicative of the operating results to be expected for a full year or for other interim periods. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted pursuant to instructions, rules and regulations prescribed by the Securities and Exchange Commission ("SEC"). Although management believes that the disclosures provided are adequate to make the information presented not misleading, management recommends that you read these consolidated condensed financial statements in conjunction with the audited consolidated financial statements and the related footnotes included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the SEC on March 30, 2001.

    Reclassifications:  Certain items in the consolidated balance sheet for the period ending December 31, 2000 have been reclassified to be consistent with the presentation in the September 30, 2001 unaudited financial statements.

Note 2: Supplemental Asset Data

    Trade Receivables:  The composition of trade receivables, net, is as follows:

	September 30, 2001	December 31, 2000
	(In millions)
Trade Receivables:
Billed	$344.1	$323.4
Unbilled	86.3	120.4

	430.4	443.8
Allowance for doubtful accounts and discounts	(116.4)	(106.0)

	$314.0	$337.8

Note 3: Acquisitions

    Intelispan, Inc.:  On May 31, 2001, we acquired Intelispan, Inc., which provides managed network services to customers, in exchange for approximately 3.4 million shares of its Class A common stock. The total purchase price was approximately $37.8 million based on the average closing price of the Company's Class A common stock for the ten trading days beginning five days prior to and ending four days after the announcement of the merger agreement.

    One Source PhoneGuide Inc.:  On January 19, 2001, we acquired a directory company, One Source PhoneGuide Inc., for cash consideration and promissory notes totaling approximately $26.6 million.

F–36

    Splitrock Services, Inc. (Splitrock):  On March 30, 2000, the Company acquired Splitrock pursuant to the Amended Plan of Merger dated February 11, 2000, in exchange for approximately 93.2 million shares of Class A common stock. The total purchase price was approximately $2.3 billion based on the average closing price of the Company's Class A common stock five days before and after January 6, 2000, the initial date of signing the Merger Agreement. Approximately $261 million in Splitrock debt remained outstanding after the closing. This debt has been retired.

    CapRock Communications Corp. (CapRock):  On December 7, 2000, the Company acquired CapRock pursuant to an Agreement and Plan of Merger, dated October 2, 2000, in exchange for approximately 15.0 million shares of Class A common stock. The total purchase price was approximately $579 million based on the average closing price of the Company's Class A common stock for the ten trading days beginning five days prior to October 2, 2000, the date the merger was announced, plus the principal amount of outstanding CapRock senior notes of $360 million. These CapRock senior notes were exchanged for senior notes of the Company.

    The following table summarizes the purchase price allocations for business acquisitions in the nine months ended September 30, 2001 and 2000 (in millions):

Transaction Year:	2001	2000
Cash purchase price	$21.8	$25.4
Acquisition costs	0.9	43.7
Promissory notes	4.8	56.7
Stock issued	37.8	1,838.3
Option agreements	—	103.3

	$65.3	$2,067.4

Working capital acquired, net	$(0.7)	$15.8
Fair value of other assets acquired	4.0	184.5
Intangibles	62.0	2,157.8
Liabilities assumed	—	(290.7)

	$65.3	$2,067.4

    These acquisitions have been accounted for as purchases and the results of operations are included in the consolidated financial statements since the dates of acquisition.

    The following is the unaudited consolidated results of operations for the nine months ended September 30, 2000 on a pro forma basis as though Splitrock and CapRock had been acquired as of January 1, 2000 (in millions, except per share data):

Revenue	$1,208.7
Net loss applicable to common shares	(422.1)
Loss per common share	(0.71)

    The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisitions been consummated as of the above dates, nor are such operating results necessarily indicative of future operating results.

F–37

Note 4: Restructuring and Impairment Charges

    During the second quarter of 2001, the Company instituted a plan to reduce costs and focus operations on its core 25-state footprint. In conjunction with this plan, the Company recorded a $28.2 million charge for the reduction of its workforce by approximately 900 employees and the termination of leases associated with the abandonment of office and equipment space. During the third quarter of 2001, the Company decided on a comprehensive restructuring of its business. Under this restructuring the Company decided to (1) abandon its plans for a national network and place the associated assets up for sale; (2) sell other non-core and non-operating assets; (3) further reduce the workforce by approximately 1,500 employees and (4) consolidate and eliminate certain existing duplicative facilities.

    The third quarter restructuring resulted in a $2.9 billion charge to write down goodwill and other long-lived assets associated with the national network, other non-core assets and construction work-in-progress ($2.7 billion), provide for involuntary employee separations ($11.5 million), provide for facilities consolidations ($127.9 million) and other contractual commitments related to national network and software development projects ($60.9 million).

    The Company also recorded a charge to operating income of approximately $35 million in the third quarter associated with balance sheet adjustments to various accounts such as prepaid expenses, receivables and bad debt reserves.

    Included in the write down is approximately $2.1 billion in goodwill and other intangible assets which originated from numerous acquisitions, most notably Splitrock. In addition, the Company reduced long-lived assets and construction work-in-progress associated with Splitrock by approximately $260 million to appropriately mark those assets to fair value. As a result of abandoning the Company's plans for a national network, the Company has decided to sell certain assets acquired in the Splitrock transaction and other businesses which are no longer considered core strategic businesses.

    In addition to the operating assets above, the Company has reduced other long-lived assets and construction work-in-progress by $313.0 million to reflect the net realizable value of certain non-core assets which the Company plans to actively market and sell over the next twelve months. These assets represented approximately $8 million and $25 million of depreciation for the three and nine month periods ended September 30, 2001 and approximately $30 million of depreciation for the year ended December 31, 2001.

F–38

    The following table shows the charges, uses and remaining liability by segment for the nine months ended September 30, 2001 (in millions):

Communication Services	Second quarter charges	Third quarter charges	Reductions through September 30, 2001	Remaining liability
Goodwill and other intangible assets	$—	$2,123.8	$2,123.8	$—
Long-lived assets and construction work-in-progress	—	573.1	573.1	—
Employee separations	9.6	10.1	7.6	12.1
Facility closure costs	7.4	127.9	39.3	96.0
Other contractual commitments	—	60.9	—	60.9

Total	$17.0	$2,895.8	$2,743.8	$169.0

Other	Second quarter charges	Third quarter charges	Reductions through September 30, 2001	Remaining liability
Employee separations	$3.2	$1.4	$2.1	2.5
Facility closure costs	8.0	—	0.4	7.6

Total	$11.2	$1.4	$2.5	$10.1

    The facilities closure costs reflected above, relate to both leased and owned facilities and include space which houses both equipment and personnel. We will terminate numerous technical facility leases (those facilities which house telecommunications equipment) and will consolidate 11 facilities which house administrative, technical and service personnel into 3 remaining locations.

Note 5: Information by Business Segment

    The Company operates predominantly in two reportable operating segments: (1) Communications Services: providing communications and related services, such as local and long distance service, providing end-to-end data communications, telecommunications network sales and expanding fiber optic network; and (2) Directory: selling advertising space in telephone directories, and publishing and distributing directories to local area subscribers. These business segments have separate management teams and infrastructures that offer different products and services.

    The Company previously reported under three operating segments after the acquisition of Splitrock on March 30, 2000. The former Splitrock entity operations were reported under the Data segment. Due to changes in the Company's structure and the way it evaluates performance, the Data segment has been combined with the Communications Services segment. The three and nine month periods ended September 30, 2000 have been restated for this change.

    The Company evaluates the performance of its operating segments based on earnings before interest, taxes, depreciation and amortization, excluding general corporate expenses ("EBITDA"). The accounting policies of the reportable segments are the same as those described in Note 1 of Notes to Consolidated Financial Statements in the Company's Annual Report on 10-K.

F–39

    Identifiable assets (excluding intersegment receivables) are the Company's assets that are identified in each business segment. Other primarily includes cash and cash equivalents, investments in available-for-sale securities, administrative headquarters and goodwill recorded as a result of acquisitions.

    In 2001 and 2000, no single customer or group under common control represented 10% or more of the Company's sales.

    Segment information for the three and nine months ended September 30, 2001 and 2000 was as follows (in millions):

	Communications Services	Directory	Other	Total
Three months ended September 30, 2001
Revenues	$380.7	$69.8	$—	$450.5

EBITDA	$(11.9)	$11.3	$(7.7)	$(8.3)
Depreciation and Amortization	(109.8)	(8.9)	(48.5)	(167.2)
Interest Income	—	—	0.8	0.8
Interest Expense	(1.3)	—	(64.9)	(66.2)
Restructuring Charge and Other	(2,895.8)	—	(11.4)	(2,907.2)
Taxes and Other	4.3	—	35.4	39.7

Net Income (Loss)	$(3,014.5)	$2.4	$(96.3)	$(3,108.4)

Nine months ended September 30, 2001
Revenues	$1,136.1	$221.0	$—	$1,357.1

EBITDA	$23.3	$40.4	$(15.5)	$48.2
Depreciation and Amortization	(293.5)	(26.9)	(151.0)	(471.4)
Interest Income	0.3	0.1	9.3	9.7
Interest Expense	(3.3)	—	(177.5)	(180.8)
Restructuring Charge and Other	(2,912.6)	—	(22.8)	(2,935.4)
Taxes and Other	(2.4)	(0.3)	119.2	116.5

Net Income (Loss)	$(3,188.2)	$13.3	$(238.3)	$(3,413.2)

As of September 30, 2001
Total assets	$2,986.7	$515.5	$1,290.4	$4,792.6
Three months ended September 30, 2001
Capital expenditures, including acquisitions	$120.3	$0.6	$4.7	$125.6
Nine months ended September 30, 2001
Capital expenditures, including acquisitions	$538.3	$32.4	$68.1	$638.8

F–40

	Communications Services	Directory	Other	Total
Three months ended September 30, 2000
Revenues	$304.7	$61.9	$—	$366.6

EBITDA	$14.9	$9.5	$(9.3)	$15.1
Depreciation and Amortization	(62.1)	(8.6)	(42.9)	(113.6)
Interest Income	0.5	0.1	11.6	12.2
Interest Expense	(1.7)	—	(39.0)	(40.7)
Taxes and Other	(1.4)	—	0.7	(0.7)

Net Income (Loss) before extraordinary charge	(49.8)	1.0	(78.9)	(127.7)
Extraordinary charge			(24.5)	(24.5)

Net Income (Loss)	$(49.8)	$1.0	$(103.4)	$(152.2)

Nine months ended September 30, 2000
Revenues	$798.6	$188.1	$—	$986.7

EBITDA	$21.8	$36.0	$(23.6)	$34.2
Depreciation and Amortization	(151.7)	(23.6)	(101.5)	(276.8)
Interest Income	1.8	0.5	40.8	43.1
Interest Expense	(11.8)	—	(101.8)	(113.6)
Taxes and Other	(5.0)	(0.1)	6.3	1.2

Net Income (Loss) before extraordinary charge	(144.9)	12.8	(179.8)	(311.9)
Extraordinary charge			(24.5)	(24.5)

Net Income (Loss)	$(144.9)	$12.8	$(204.3)	$(336.4)

As of September 30, 2000
Total assets	$2,523.5	$498.9	$3,647.3	$6,669.7
Three months ended September 30, 2000
Capital expenditures, including acquisitions	$308.5	$16.2	$7.2	$331.9
Nine months ended September 30, 2000
Capital expenditures, Including acquisitions	$860.6	$59.2	$2,024.9	$2,944.7

Note 6: Effects of New Accounting Standards

Accounting for Business Combinations

    In July 2001, the FASB issued SFAS No. 141, "Accounting for Business Combinations," effective for all business combinations initiated and made after June 30, 2001. SFAS 141 requires all business combinations be accounted for under the purchase method and establishes additional reporting requirements for business combinations. The Company currently accounts for all business combinations under the purchase method and does not expect adoption of this statement to have an effect on the Company's operations.

F–41

Accounting for Goodwill and Other Intangible Assets

    In July 2001, the FASB issued SFAS No. 142, "Accounting for Goodwill and Other Intangible Assets," effective for fiscal years beginning after December 15, 2001. Early implementation is not allowed. SFAS 142 requires the use of a non-amortization approach to account for purchased goodwill and for separately recognized (non-goodwill) intangible assets that have an indefinite useful life. Under this approach, goodwill and intangibles with indefinite lives will not be amortized, but will be periodically reviewed for impairment and expensed against earnings only in periods in which the recorded value exceeds the fair value. The Company has not yet quantified the impacts of adopting this statement, but it could result in significant changes to amortization expense and the classification and recording of intangibles currently on the books, as well as any future acquisitions.

Accounting for Asset Retirement Obligations

    In July 2001 the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." The statement requires entities to record the fair value of a liability for an asset retirement obligation in the period in which the legal or contractual removal obligation is incurred. The statement is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged. The Company is currently evaluating the impact that the statement will have on its financial position and the results of operations.

Accounting for the Impairment or Disposal of Long-Lived Assets

    SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets"was issued in October, 2001. The statement covers a variety of implementation issues inherent in SFAS No. 121, unifies the framework used in accounting for assets to be disposed of and discontinued operations, and broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The Company is currently evaluating the impact that the statement will have on its financial position and the results of operations.

Note 7: Asset Sales

    During the third quarter, the Company received aggregate net proceeds of $53.6 million and recorded gains of $40.8 million related to sales of its remaining PCS licenses, available-for-sale equity securities and two incumbent local telephone service exchanges.

Note 8: Redeemable Convertible Preferred Stock

    Pursuant to an Exchange Agreement, dated September 30, 2001, (the "Exchange Agreement") the Company and the holders of the Series B and C Preferred Shares executed a one-for-one exchange of all 275,000 shares of Series B Preferred and all 125,000 shares of Series C Preferred (collectively referred to as the "Original Redeemable Preferred Shares") for 275,000 shares of Series D Preferred and 125,000 shares of Series E Preferred (collectively referred to as the "New Redeemable Preferred Shares") in a non-cash transaction. The provisions of the New Redeemable Preferred Shares essentially mirror those of the Original Redeemable Preferred Shares except no dividends (other than the common equivalent dividend as provided for in the Original Redeemable Preferred Shares) will be paid on the New Redeemable Preferred Shares and the New Redeemable Preferred Shares shall be

F–42

convertible into the shares of the Company's Class A common stock at a rate of (a) the liquidation preference of $2,500 per share divided by (b) $6.10 (unless subsequently adjusted). The New Redeemable Preferred Shares rank on a parity with the Company's 6.75% Series A Cumulative Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), with respect to dividend rights and rights on liquidation.

    The exchange of the Original Redeemable Preferred Shares for the New Redeemable Preferred Shares was based on the fair value of those securities at the date of the Exchange Agreement. For financial accounting purposes, the carrying value of the Original Redeemable Preferred Shares ($1.0 billion) over the fair value of the New Redeemable Preferred Shares ($147.0 million) was recorded as a gain on preferred stock exchange, net of transaction costs, and has reduced the Company's reported net loss to arrive at net loss available to common stockholders for the period ended September 30, 2001. The New Redeemable Preferred Shares are redeemable on a proportionally equal basis, in whole or in part, by the holders within 180 days following September 15, 2009. The Company can declare mandatory conversion after September 15, 2006 if the 60 day average market price of the Class A common stock exceeds the conversion price by at least 1%. The New Redeemable Preferred Shares will accrete for book purposes to its liquidation value of $1 billion by September 15, 2009, using the effective interest method, which will reduce prospective earnings available to common stockholders.

Note 9: Cumulative Convertible Preferred Stock

    The Company elected not to declare the quarterly stock dividend on its 6.75% Series A Cumulative Convertible Preferred Stock that otherwise would have been payable on November 15, 2001. The dividend is payable in cash or in shares of McLeodUSA Class A Common Stock at a rate of $4.21875 per share of Series A Preferred Stock owned. The dividend will continue to accumulate at the rate of 6.75% annually. As of September 30, 2001, cumulative unpaid dividends totaled approximately $2.4 million.

Note 10: Subsequent Events

Debt Draws

    On October 19, 2001, the Company drew an additional $200 million under its $1.3 billion Secured Credit Facility, leaving an undrawn committed balance of approximately $342 million as of November 14, 2001. In the Third Amendment to the Secured Credit Facility the Company agreed that it would not draw more than $50 million between the date of the Third Amendment and the earlier of (1) consummation of the restructuring described below, (2) the time the Company becomes a debtor in a case under Chapter 11 of the Bankruptcy Code and (3) the date the Company advises its lenders that it is no longer pursuing the Restructuring. On December 4, 2001, the Company drew the entire $50 million.

Financial Restructuring

    Under the terms and conditions of its proposed exchange offer and consent solicitation the Company intends to restructure its existing capital structure. Following is a summary of the major features of the restructuring. The Company's Senior Secured Credit Facilities would be amended; its Senior Notes would be exchanged for shares of Class A common stock and cash (the "exchange offer"); upon shareholder approval, its Series A, D and E preferred stock would be reclassified into a

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certain number of shares of common stock; and upon shareholder approval, its existing shares of Class A common stock will be reclassified in to a lesser number of Class A common shares. In addition, the Company would raise $635 million from (1) the sale of its directory publishing business for not less than $535 million and (2) the sale of preferred stock and warrants for $100 million, with $560 million in proceeds to be paid to holders of Senior Notes.

    The Company is pursuing this restructuring via two alternative methods simultaneously, an out-of-court alternative and an in-court alternative. If the exchange offer is consummated and the required shareholder approvals are obtained, the Company will implement the restructuring via the out-of-court alternative. However, if the exchange offer is not consummated or the required shareholder approvals are not received, the Company will consider effectuating the restructuring by filing a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code.

    In addition, there could be substantial additional write offs of goodwill and other intangibles as a result of the adoption of SFAS 141 and SFAS 142 or the adoption of fresh start accounting under the in-court alternative.

    The accompanying financial statements have been prepared on a going concern basis and do not include any adjustments that might result if the in-court alternative is elected.

Splitrock Disposition

    On December 7, 2001, McLeodUSA entered into an agreement to sell certain of its internet/data assets (formerly part of Splitrock Services) and wholesale dial-up Internet Service Provider (ISP) customer base to Level 3 Communications, Inc. for $55 million plus the assumption of certain operating liabilities (the "Splitrock Disposition"). Under the terms of the agreement, Level 3 will purchase approximately 350 POPs (points of presence) across the U.S., the related facilities, equipment and underlying circuits, plus the wholesale ISP customer base. The transaction excludes fiber optic cable obtained under the existing IRU Agreement with Level 3 acquired by McLeodUSA in the Splitrock acquisition. The parties will also enter into operating agreements enabling McLeodUSA to continue providing service and support to customers in its 25-state footprint. The Splitrock Disposition is subject to customary closing conditions, and is expected to close prior to May 1, 2002.

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
of McLeodUSA Incorporated:

    We have audited, in accordance with auditing standards generally accepted in the United States, the financial statements of McLeodUSA Incorporated included in this Proxy/Disclosure Statement, and have issued our report thereon dated January 29, 2001 (except with respect to the matters discussed in Note 16, as to which the date is December 7, 2001). Our audit was made for the purpose of forming an opinion on those statements taken as a whole. The supplemental Schedule II—Valuation and Qualifying Accounts ("Schedule II") is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. The Schedule II has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

ARTHUR ANDERSEN LLP

Chicago, Illinois
January 29, 2001

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MCLEODUSA INCORPORATED
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS

Column A	Column B	Column C Additions			Column D	Column E
Description	Balance at Beginning of Period	Charged to Cost and Expenses		Charged to Other Accounts(4)	Deductions	Balance at End of Period
Year Ended December 31, 1998:
Allowance for doubtful accounts and discounts	$11,951,000	$19,620,000	(1)	$—	$16,003,000	$15,568,000
Valuation reserve on deferred tax assets	29,532,000	49,024,000		—	—	78,556,000

	$41,483,000	$68,644,000		$—	$16,003,000	$94,124,000

Year Ended December 31, 1999:
Allowance for doubtful accounts and discounts	$16,568,000	$20,412,000	(2)	$7,015,000	$1,580,000	$41,415,000
Valuation reserve on deferred tax assets	78,556,000	91,037,000		—	—	169,593,000

	$94,124,000	$111,449,000		$7,015,000	$1,580,000	$211,008,000

Year Ended December 31, 2000:
Allowance for doubtful accounts and discounts	$41,415,000	$35,221,000	(3)	$22,243,000	$9,122,000	$89,757,000
Valuation reserve on deferred tax assets	169,593,000	350,952,000		—	—	520,545,000

	$211,008,000	$386,173,000		$22,243,000	$9,122,000	$610,302,000

(1)
Includes $15,000 of allowance for doubtful accounts and discounts related to acquisitions during the year.

(2)
Includes $1,296,000 of allowance for doubtful accounts and discounts related to acquisitions during the year.

(3)
Includes $5,753,000 of allowance for doubtful accounts and discounts related to acquisitions during the year.

(4)
Represents the balance of the Allowance for doubtful accounts and discounts of acquired businesses which were added to the Allowance for doubtful accounts at the time of acquisition.

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APPENDIX I

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
MCLEODUSA INCORPORATED,	)	Case No.
)
Debtor.	)
)

PLAN OF REORGANIZATION
OF MCLEODUSA INCORPORATED

     David S. Kurtz (IL 03126561)
Mark A. McDermott (IL 06209460)
SKADDEN ARPS SLATE MEAGHER
    & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606-1285
(312) 407-0700

Gregg M. Galardi (I.D. No. 2991)
SKADDEN, ARPS, SLATE, MEAGHER
    & FLOM LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
(302) 651-3000

ATTORNEYS FOR
MCLEODUSA INCORPORATED
Dated: Wilmington, Delaware
            , 2002

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1.44	Forstmann Little	4
1.45	General Unsecured Claim	4
1.46	Holder	4
1.47	Impaired	4
1.48	Indentures	4
1.49	Litigation Claims	4
1.50	Management Incentive Plan	4
1.51	Master Ballot	5
1.52	McLeodUSA	5
1.53	McLeodUSA Holdings	5
1.54	New Credit Agreement	5
1.55	New Director Preferred Stock	5
1.56	New Preferred Stock	5
1.57	New Warrants	5
1.58	Non-Tax Priority Claim	5
1.59	Note Claim	5
1.60	Notes Trustee	5
1.61	Notes	5
1.62	Other Old Equity	5
1.63	Old Preferred Stock	6
1.64	Other Secured Claim	6
1.65	Petition Date	6
1.66	Plan	6
1.67	Plan Supplement	6
1.68	Priority Tax Claim	6
1.69	Preferred Stock and Warrant Purchase Agreement	6
1.70	Professional	6
1.71	Pubco	6
1.72	Pubco Acquisition	6
1.73	Pubco Stock Purchase Agreement	6
1.74	Reclassification	6
1.75	Reinstated or Reinstatement	7
1.76	Reorganized McLeodUSA	7
1.77	Reverse Stock Split	7
1.78	Schedules	7
1.79	Securities Act	7
1.80	Senior Secured Lender Claim	7
1.81	Senior Secured Lenders	7
1.82	Series A Preferred Stock	7
1.83	Series D Preferred Stock	7
1.84	Series E Preferred Stock	7
1.85	Solicitation Order	7
1.86	Unimpaired Claim	7
1.87	Voting Deadline	7
1.88	Voting Record Date	7
B. Rules of Interpretation		8
C. Computation of Time		8
D. Governing Law		8

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ARTICLE II
CLASSIFICATION OF CLAIMS AND INTERESTS		8
2.1	Unclassified Claims	8
2.2	Unimpaired Classes of Claims	8
2.3	Impaired Class of Claims	9
2.4	Impaired Classes of Interests	9
ARTICLE III
TREATMENT OF CLAIMS AND INTERESTS		9
3.1	Unclassified Claims	9
3.2	Unimpaired Classes of Claims	9
3.3	Impaired Class of Claims	10
3.4	Impaired Classes of Interests	10
3.5	Special Provision Regarding Unimpaired Claims	10
ARTICLE IV
MEANS FOR IMPLEMENTATION OF THE PLAN		11
4.1	Continued Corporate Existence and Vesting of Assets in Reorganized McLeodUSA	11
4.2	Corporate Governance, Directors and Officers, and Corporate Action	11
4.3	Effectuating Documents and Further Transactions	12
4.4	Sale of Pubco	12
4.5	Cancellation of Notes and Old Preferred Stock	12
4.6	Effectuation of Reverse Stock Split and Reclassification; Issuance of New Securities	12
4.7	New Credit Agreement	13
4.8	Management Incentive Plan	13
4.9	Sources of Cash for Plan Distributions	13
4.10	Exemption from Transfer Taxes	13
ARTICLE V
ACCEPTANCE OR REJECTION OF THE PLAN		13
5.1	Classes Entitled to Vote	13
5.2	Acceptance by Impaired Classes	13
5.3	Cramdown	14
ARTICLE VI
PROVISIONS GOVERNING DISTRIBUTIONS		14
6.1	Distributions for Claims or Interests Allowed as of the Effective Date	14
6.2	Interest on Claims	14
6.3	Distributions by Reorganized McLeodUSA	14
6.4	Delivery of Distributions and Undeliverable or Unclaimed Distributions	14
6.5	Record Date for Distributions	15
6.6	Allocation of Plan Distributions Between Principal and Interest	15
6.7	Means of Cash Payment	15
6.8	Withholding and Reporting Requirements	15
6.9	Setoffs	16
6.10	Surrender of Instruments or Securities	16
6.11	Lost, Stolen, Mutilated or Destroyed Securities	16

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ARTICLE VII
PROCEDURES FOR RESOLVING DISPUTED, CONTINGENT AND UNLIQUIDATED CLAIMS AND INTERESTS		17
7.1	Objection Deadline; Prosecution of Objections	17
7.2	No Distributions Pending Allowance	17
7.3	Disputed Claims Reserve; Disputed Interest Reserve	17
7.4	Distributions After Allowance	17
ARTICLE VIII
TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES		18
8.1	Assumption of Executory Contracts and Unexpired Leases	18
8.2	Cure of Defaults of Assumed Executory Contracts and Unexpired Leases	18
8.3	Indemnification of Directors, Officers and Employees	18
8.4	Compensation and Benefit Programs	18
ARTICLE IX
CONFIRMATION AND CONSUMMATION OF THE PLAN		19
9.1	Conditions to Confirmation	19
9.2	Conditions to Effective Date	19
9.3	Waiver of Conditions	19
9.4	Consequences of Non-Occurrence of Effective Date	20
ARTICLE X
EFFECT OF PLAN CONFIRMATION		20
10.1	Binding Effect	20
10.2	Discharge of Claims and Termination of Interests	20
10.3	Injunction	20
10.4	Releases	21
10.5	Exculpation and Limitation of Liability	22
10.6	Injunction Related to Releases and Exculpation	22
10.7	Preservation of Rights of Action; Settlement of Litigation Claims	22
10.8	Termination of Subordination Rights and Settlement of Related Claims	22
10.9	Term of Bankruptcy Injunction or Stays	23
ARTICLE XI
RETENTION OF JURISDICTION		23
ARTICLE XII
MISCELLANEOUS PROVISIONS		24
12.1	Bar Date for Administrative Claims	24
12.2	Payment of Statutory Fees	24
12.3	Amendment or Modification of the Plan	25
12.4	Severability of Plan Provisions	25
12.5	Successors and Assigns	25
12.6	Plan Supplement	25
12.7	Revocation, Withdrawal or Non-Consummation	25
12.8	Notice	26
12.9	Governing Law	26
12.10	Tax Liability	26
12.11	Schedules	26
12.12	Jurisdiction over Reorganized McLeodUSA	26
12.13	Filing of Additional Documents	26

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INTRODUCTION

    McLeodUSA Incorporated ("McLeodUSA") proposes the following plan of reorganization (the "Plan") for the resolution of the outstanding claims against and interests in McLeodUSA. Reference is made to (i) the Offering Memorandum, Solicitation of Consents and Acceptances and Disclosure Statement and (ii) the Proxy/Disclosure Statement and Solicitation of Consents and Acceptances (collectively, the "Disclosure Statements"), distributed contemporaneously herewith, for a discussion of McLeodUSA's history, business, properties and operations, projections for those operations, risk factors, a summary and analysis of the Plan, and certain related matters including, among other things, the securities to be issued under the Plan. Subject to certain restrictions and requirements set forth in Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, McLeodUSA reserves the right to alter, amend, modify, revoke or withdraw this Plan prior to its substantial consummation.

ARTICLE I

DEFINED TERMS AND RULES OF INTERPRETATION

A.  Scope of Definitions; Rules of Construction

    For purposes of this Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in Article I of this Plan. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules. Whenever the context requires, such terms shall include the plural as well as the singular number, the masculine gender shall include the feminine, and the feminine gender shall include the masculine.

    1.1  Administrative Claim  means a Claim for costs and expenses of administration of the Chapter 11 Case Allowed under Section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to Section 507(a)(1) of the Bankruptcy Code, including, but not limited to: (a) any actual and necessary costs and expenses incurred after the Petition Date of preserving McLeodUSA's Estate and operating the businesses of McLeodUSA (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises) and Claims of governmental units for taxes (including tax audit Claims related to tax years commencing after the Petition Date, but excluding Claims relating to tax periods, or portions thereof, ending on or before the Petition Date); (b) compensation for legal, financial, advisory, accounting and other services and reimbursement of expenses Allowed by the Bankruptcy Court under Section 330, 331 or 503(b) of the Bankruptcy Code to the extent incurred prior to the Effective Date; (c) all fees and charges assessed against McLeodUSA's Estate under Section 1930, Chapter 123 of Title 28, United States Code; and (d) Claims under the DIP Credit Agreement.

    1.2  Allowed  means, when used in reference to a Claim or Interest within a particular Class, an Allowed Claim or Allowed Interest of the type described in such Class.

    1.3  Allowed Claim  means a Claim or any portion thereof (a) that has been allowed by a Final Order, or (b) as to which, on or by the Effective Date, (i) no proof of claim has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is Scheduled, other than a Claim that is Scheduled at zero, in an unknown amount, or as disputed, or (c) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by the Plan, the Bankruptcy Code or by any order of the Bankruptcy Court or (ii) any objection to its

I–1

allowance has been settled, withdrawn, or denied by a Final Order, or (d) that is expressly allowed in this Plan.

    1.4  Allowed Interest  means any Interest that (a) is registered as of the Distribution Record Date in a stock register maintained by or on behalf of McLeodUSA and (b) is not a Disputed Interest.

    1.5  Amended Certificate of Incorporation and By-Laws  means Reorganized McLeodUSA's certificate of incorporation and by-laws, as amended by the Plan or in accordance therewith.

    1.6  Ballot  means each of the ballot forms distributed to each holder of an Impaired Claim or Impaired Interest on which the holder is to indicate acceptance or rejection of this Plan.

    1.7  Bank Agents  means the agents under the Credit Agreement.

    1.8  Bankruptcy Code  means the Bankruptcy Reform Act of 1978, as codified in Title 11 of the United States Code, 11 U.S.C. §§ 101-1330, as now in effect or hereafter amended.

    1.9  Bankruptcy Court  means the United States District Court having jurisdiction over the Chapter 11 Cases and, to the extent any reference is made pursuant to Section 157 of Title 28 of the United States Code or the General Order of the District Court pursuant to Section 151 of Title 28 of the United States Code, the bankruptcy unit of such District Court.

    1.10  Bankruptcy Rules  means, collectively, the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Case or proceedings therein, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Case or proceedings therein, as the case may be.

    1.11  Bar Date  means the date, if any, designated by the Bankruptcy Court as the last date for filing proofs of Claim or Interest against McLeodUSA.

    1.12  Business Day  means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

    1.13  Cash  means legal tender of the United States of America and equivalents thereof.

    1.14  Chapter 11 Case  means the case under Chapter 11 of the Bankruptcy Code commenced by McLeodUSA in the Bankruptcy Court.

    1.15  Claim  means a "claim" as defined in Section 101(5) of the Bankruptcy Code.

    1.16  Claims Objection Deadline  means the first Business Day that is the latest of (a) 120 days after the Effective Date; (b) as to a particular Claim, 60 days after the filing of a proof of claim for, or request for payment of, such Claim; or (c) such later date as may be established by the Bankruptcy Court for cause shown by Reorganized McLeodUSA.

    1.17  Class  means a category of holders of Claims or Interests, as described in Article II of this Plan.

    1.18  Class A Common Stock  means that certain Class A common stock, par value $.01, authorized by McLeodUSA prior to the Petition Date.

    1.19  Class 7 Solicitation Order  means a Final Order of the Bankruptcy Court or other Court of competent jurisdiction providing that Class 7 is deemed to have rejected the Plan and is not entitled to vote on the Plan.

    1.20  Confirmation Date  means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.

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    1.21  Confirmation Hearing  means the hearing held by the Bankruptcy Court pursuant to Section 1128 of the Bankruptcy Code to consider confirmation of this Plan, as such hearing may be adjourned or continued from time to time.

    1.22  Confirmation Order  means the order of the Bankruptcy Court confirming this Plan pursuant to Section 1129 of the Bankruptcy Code.

    1.23  Credit Agreement  means that certain Credit Agreement dated as of May 31, 2000, between McLeodUSA, as borrower, and the entities identified as the "Lenders" therein, as amended.

    1.24  DIP Credit Agreement  means the credit facility to be entered into by McLeodUSA, as borrower, and those entities identified as "Lenders" therein, as amended, modified or supplemented, for the purpose of financing McLeodUSA's operations as debtor-in-possession in the Chapter 11 Case.

    1.25  DIP Lenders  means those entities identified as "Lenders" in the DIP Credit Agreement and their respective successors and assigns.

    1.26  Dilution  means dilution subsequent to the Effective Date (a) to the extent necessary to give effect to the exercise of any stock options or warrants or conversion of preferred stock to common stock or (b) otherwise as a result of the issuance of common stock, implementation of management incentive programs, or other action taken by the board of directors of Reorganized McLeodUSA, including, but not limited to, action taken in furtherance of the Management Incentive Plan.

    1.27  Disbursing Agent  means Reorganized McLeodUSA, or any party designated by Reorganized McLeodUSA, to serve as disbursing agent under the Plan.

    1.28  Disclosure Statements  means (i) that certain Offering Memorandum, Solicitation of Consents and Acceptances and Disclosure Statement distributed to Holders of Note Claims and (ii) that certain Proxy/Disclosure Statement and Solicitation of Acceptances prepared for Holders of Old Preferred Stock Interests and Class A Common Stock Interests.

    1.29  Disputed Claim  means a Claim, or any portion thereof, that is not an Allowed Claim and includes, without limitation, Claims that (a) have not been Scheduled by McLeodUSA or have been Scheduled at zero, or as contingent, unliquidated, or disputed, or (b) are the subject of an objection filed in the Bankruptcy Court and which objection has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.

    1.30  Disputed Claim Amount  means (a) with respect to contingent or unliquidated Claims, the amount estimated by the Bankruptcy Court for purposes of distributions in respect of such Claims in accordance with Section 502(c) of the Bankruptcy Code; or (b) the amount set forth in a timely Filed proof of claim.

    1.31  Disputed Claims Reserve  means the reserve of Class A Common Stock established and maintained by Reorganized McLeodUSA on account of Disputed Claims.

    1.32  Disputed Interest  means an Interest, or any portion thereof, that is not an Allowed Interest and includes, without limitation, Interests that (a) have not been Scheduled by McLeodUSA or have been Scheduled at zero, or as contingent, unliquidated, or disputed, or (b) are the subject of an objection filed in the Bankruptcy Court and which objection has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.

    1.33  Disputed Interest Amount  means, with respect to a Disputed Interest, the number of shares set forth in a timely Filed proof of interest.

    1.34  Disputed Interest Reserve  means the reserve of Class A Common Stock established and maintained by Reorganized McLeodUSA on account of Disputed Interests.

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    1.35  Distribution Date  means the date, within 30 days after the Effective Date, upon which the initial distributions will be made to holders of Allowed Claims and Allowed Interests.

    1.36  Distribution Record Date  means the Confirmation Date.

    1.37  Effective Date  means the Business Day the Plan becomes effective as provided in Article IX hereof.

    1.38  Estate  means the estate of McLeodUSA created under Section 541 of the Bankruptcy Code.

    1.39  Exit Facility  means that certain exit revolving credit facility in the aggregate principal amount of $160 million to be provided to Reorganized McLeodUSA on the Effective Date pursuant to the terms of the New Credit Agreement.

    1.40  Exit Lenders  means those entities identified as "Lenders" with respect to the Exit Facility in the New Credit Agreement and their respective successors and assigns.

    1.41  Fee Claim  means an Administrative Claim under Section 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other entity for services rendered or expenses incurred in the Chapter 11 Case on or prior to the Effective Date.

    1.42  File, Filed, or Filing  means file, filed or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Case.

    1.43  Final Order  means an order or judgment, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification, or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

    1.44  Forstmann Little  means one or more of Forstmann Little & Co., Forstmann Little & Co. Equity Partnership-VII, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VIII, L.P., Forstmann Little & Co. Equity Partnership-V, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P., and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VII, L.P. or their affiliates.

    1.45  General Unsecured Claim  means a Claim that is not a Senior Secured Lender Claim, Other Secured Claim, Non-Tax Priority Claim, or Note Claim.

    1.46  Holder  means an entity holding a Claim or Interest and, with respect to Note Claims, the beneficial holder as of the applicable Voting Record Date or any authorized agent who has completed and executed a Ballot or on whose behalf a Master Ballot has been completed and executed in accordance with the voting instructions.

    1.47  Impaired  means, when used in reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of Section 1124 of the Bankruptcy Code.

    1.48  Indentures  means the Indentures dated as of March 4, 1997, July 21, 1997, March 16, 1998, October 30, 1998, February 22, 1999, December 5, 2000, and January 15, 2001, between McLeodUSA, as issuer, and the Note Trustee, as trustee, relating to the Notes, as amended from time to time.

    1.49  Litigation Claims  means the claims, rights of action, suits or proceedings, whether in law or in equity, whether known or unknown, that McLeodUSA or its Estate may hold against any person.

    1.50  Management Incentive Plan  means a management incentive plan to be adopted by the board of directors of Reorganized McLeodUSA on the Effective Date in accordance with the terms described in the Disclosure Statements, the Plan Supplement and Section 4.8 of the Plan.

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    1.51  Master Ballot  means the ballot distributed to nominees or holders of record of the Notes, the Old Preferred Stock, or the Class A Common Stock, as applicable, to record the votes, if any, of the beneficial holders of such instruments.

    1.52  McLeodUSA  means McLeodUSA Incorporated.

    1.53  McLeodUSA Holdings  means McLeodUSA Holdings, Inc., a Delaware corporation.

    1.54  New Credit Agreement  means that certain credit agreement governing the Exit Facility between Reorganized McLeodUSA, as borrower, those entities identified as guarantors in the New Credit Agreement, and the Exit Lenders.

    1.55  New Director Preferred Stock  means 10 shares of new voting preferred stock of Reorganized McLeodUSA to be issued to Forstmann Little on the Effective Date with a $1.00 liquidation preference and the right to vote to elect two (2) directors and one (1) observer to Reorganized McLeodUSA's board of directors.

    1.56  New Preferred Stock  means 10,000,000 (ten million) shares of preferred stock of Reorganized McLeodUSA, each with a liquidation preference of $10.00, no dividend rights, and each of which shall be mandatorily convertible into shares of Class A Common Stock on the 60th day following the Effective Date of the Plan in an amount equal to the liquidation preference divided by the average share price of the Class A Common Stock, calculated by taking the closing price per share of such Class A Common Stock on 10 randomly selected trading days during the 60-day period following the Effective Date of the Plan, discarding the two highest and the two lowest prices and taking the mathematical average of the remaining six prices.

    1.57  New Warrants  means 18,937,995 (eighteen million nine hundred thirty-seven thousand nine hundred ninety-five) warrants, each of which (i) shall entitle its holder to purchase one share of Class A Common Stock at an exercise price equal to 150% of the average share price of the Class A Common Stock, calculated by taking the closing price per share of such Class A Common Stock on 10 randomly selected trading days during the 60-day period following the Effective Date of the Plan, discarding the two highest and the two lowest prices and taking the mathematical average of the remaining six prices, and (ii) shall expire on the fifth anniversary after the Effective Date.

    1.58  Non-Tax Priority Claim  means a Claim, other than an Administrative Claim or Priority Tax Claim, that is entitled to priority in payment pursuant to Section 507(a) of the Bankruptcy Code.

    1.59  Note Claim  means a Claim arising from or related to the Notes.

    1.60  Notes Trustee  means The Bank of New York as successor trustee to the United States Trust Company of New York under the Indentures.

    1.61  Notes  means those certain (i) 10 1/2% Senior Discount Notes due March 1, 2007 issued by McLeodUSA under that certain Indenture dated March 4, 1997; (ii) 9 1/4% Senior Notes due July 15, 2007 issued by McLeodUSA under that certain Indenture dated July 21, 1997; (iii) 8 3/8% Senior Notes due March 15, 2008 issued by McLeodUSA under that certain Indenture dated March 16, 1998; (iv) 9 1/2% Senior Notes due November 1, 2008 issued by McLeodUSA under that certain Indenture dated October 30, 1998; (v) 8 1/8% Senior Notes due February 15, 2009 issued by McLeodUSA under that certain Indenture dated February 22, 1999; (vi) 12% Senior Notes due July 15, 2008 issued by McLeodUSA under that certain Indenture dated December 5, 2000; (vii) 11 1/2% Senior Notes due May 1, 2009 issued by McLeodUSA under that certain Indenture dated December 5, 2000; and (viii) 11 3/8% Senior Notes due January 1, 2009 issued by McLeodUSA under that certain Indenture dated January 15, 2001.

    1.62  Other Old Equity  means all options, warrants, call rights, puts, awards, or other agreements to acquire Class A Common Stock outstanding immediately prior to the Petition Date.

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    1.63  Old Preferred Stock  means individually and collectively, as the case may be, the Series A Preferred Stock, the Series D Preferred Stock, and the Series E Preferred Stock, including the rights of any entity to purchase or demand the issuance of such stock, including (a) conversion, exchange, voting, participation, and dividend rights; (b) liquidation preferences; (c) stock options, warrants, and put rights; and (d) share-appreciation rights.

    1.64  Other Secured Claim  means a Claim that is secured by a lien on property in which McLeodUSA's Estate has an interest or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to Section 506(a) of the Bankruptcy Code or, in the case of setoff, pursuant to Section 553 of the Bankruptcy Code.

    1.65  Petition Date  means the date on which McLeodUSA files its petition for relief commencing the Chapter 11 Case.

    1.66  Plan  means this Chapter 11 plan of reorganization, including the Plan Supplement and all supplements, appendices and schedules thereto, either in its present form or as the same may be altered, amended or modified from time to time.

    1.67  Plan Supplement  means the compilation of documents and form of documents specified in the Plan to be filed as set forth in Section 12.6 hereof.

    1.68  Priority Tax Claim  means a Claim of a governmental unit of the kind specified in Sections 502(i) and 507(a)(8) of the Bankruptcy Code.

    1.69  Preferred Stock and Warrant Purchase Agreement  means that certain Purchase Agreement dated as of December 3, 2001, among McLeodUSA, Forstmann Little & Co. Equity Partnership-VII, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VIII, L.P., Forstmann Little & Co. Equity Partnership-V, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P., and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VII, L.P., with respect to McLeodUSA's sale of the New Director Preferred Stock, the New Preferred Stock, and the New Warrants.

    1.70  Professional  means (a) any professional employed in the Chapter 11 Case pursuant to Section 327 or 1103 of the Bankruptcy Code or otherwise and (b) any professional or other entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Case pursuant to Section 503(b)(4) of the Bankruptcy Code.

    1.71  Pubco  means McLeodUSA Media Group, Inc., an Iowa corporation.

    1.72  Pubco Acquisition  means Pubco Acquisition Corp., a Delaware corporation.

    1.73  Pubco Stock Purchase Agreement  means that certain Stock Purchase Agreement dated as of December 3, 2001, between McLeodUSA Holdings, Inc., as seller, and Pubco Acquisition, as buyer, pursuant to which McLeodUSA Holdings has agreed to sell to Pubco Acquisition, and Pubco Acquisition has agreed to purchase from McLeodUSA Holdings, all of the outstanding shares of capital stock of Pubco.

    1.74  Reclassification  means the reclassification of the Old Preferred Stock into Class A Common Stock to be effectuated with respect to Holders of Old Preferred Stock Interests under the Plan, based upon 627,734,497 shares of Class A Common Stock issued and outstanding, at a ratio of (i) 39.05 shares of Class A Common Stock for each share of Series A Preferred Stock (based on the $250 liquidation preference per share of the Series A Preferred Stock plus accrued dividends) and

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(ii) 378.79 shares of Class A Common Stock for each share of Series D or Series E Preferred Stock (based on the $2,500 liquidation preference per share of the Series D and Series E Preferred Stock).

    1.75  Reinstated or Reinstatement  means (i) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the Holder of such Claim so as to leave such Claim unimpaired in accordance with Section 1124 of the Bankruptcy Code or (ii) notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim to demand or receive accelerated payment of such Claim after the occurrence of a default (a) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim as such maturity existed before such default; (c) compensating the Holder of such Claim for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law; and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim entitles the Holder of such Claim.

    1.76  Reorganized McLeodUSA  means McLeodUSA or any successors thereto by merger, consolidation, or otherwise, on or after the Effective Date.

    1.77  Reverse Stock Split  means that certain five-to-one reverse stock split of the outstanding Class A Common Stock to be effectuated with respect to Holders of Class A Common Stock Interests under the Plan.

    1.78  Schedules  means the schedules of assets and liabilities and the statements of financial affairs, if any, Filed by McLeodUSA pursuant to Section 521 of the Bankruptcy Code and Bankruptcy Rules, as such schedules have been or may be further modified, amended or supplemented in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.

    1.79  Securities Act  means the Securities Act of 1933, 15 U.S.C. §§ 77c-77aa, as now in effect or hereafter amended.

    1.80  Senior Secured Lender Claim  means individually, a Claim of a Senior Secured Lender under the Credit Agreement and, collectively, the Claims of the Senior Secured Lenders under the Credit Agreement, including Claims for principal, accrued but unpaid interest through the Effective Date, and fees and expenses incurred by the Senior Secured Lenders. The Senior Secured Lender Claim shall be Allowed in an amount equal to the amount of principal and accrued but unpaid interest outstanding as of the Effective Date as agreed by McLeodUSA and the Bank Agents.

    1.81  Senior Secured Lenders  means the entities identified as "Lenders" under the Credit Agreement and their respective successors and assigns.

    1.82  Series A Preferred Stock  means that certain 6.75% Series A Cumulative Preferred Stock of McLeodUSA outstanding immediately prior to the Petition Date.

    1.83  Series D Preferred Stock  means that certain Series D Convertible Preferred Stock of McLeodUSA outstanding immediately prior to the Petition Date.

    1.84  Series E Preferred Stock  means that certain Series E Convertible Preferred Stock of McLeodUSA outstanding immediately prior to the Petition Date.

    1.85  Solicitation Order  means the order entered by the Bankruptcy Court, if any, establishing procedures with respect to the solicitation and tabulation of votes to accept or reject this Plan.

    1.86  Unimpaired Claim  means a Claim that is not impaired within the meaning of Section 1124 of the Bankruptcy Code.

    1.87  Voting Deadline  means January 15, 2002.

    1.88  Voting Record Date  means December 3, 2001.

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B.  Rules of Interpretation

    For purposes of the Plan, (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document's being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented, (c) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules, and Exhibits are references to Sections, Articles, Schedules, and Exhibits of or to the Plan, (d) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan, (e) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan, and (f) the rules of construction set forth in Section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

C.  Computation of Time

    In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

D.  Governing Law

    Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of (i) the State of Delaware shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan and (ii) the laws of the state of incorporation of McLeodUSA shall govern corporate governance matters with respect to McLeodUSA, in either case without giving effect to the principles of conflicts of law thereof.

ARTICLE II

CLASSIFICATION OF CLAIMS AND INTERESTS

    All Claims and Interests, except Administrative Claims and Priority Tax Claims, are placed in the Classes set forth below. In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described below, have not been classified. A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim or Interest is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim or Interest is an Allowed Claim or Interest in that Class and such Claim or Interest has not been paid, released or otherwise settled prior to the Effective Date.

    2.1  Unclassified Claims.

    (a)
    Administrative Claims.

    (b)
    Priority Tax Claims.

    2.2  Unimpaired Classes of Claims.

    (a)
    Class 1: Class 1 consists of all Senior Secured Lender Claims.

    (b)
    Class 2: Class 2 consists of all Other Secured Claims.

    (c)
    Class 3: Class 3 consists of all Non-Tax Priority Claims.

    (d)
    Class 4: Class 4 consists of all General Unsecured Claims.

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    2.3  Impaired Class of Claims.

    (a)
    Class 5: Class 5 consists of all Note Claims.

    2.4  Impaired Classes of Interests.

    (a)
    Class 6: Class 6 consists of all Old Preferred Stock Interests.

    (b)
    Class 7: Class 7 consists of all Class A Common Stock Interests.

    (c)
    Class 8: Class 8 consists of all Other Old Equity.

ARTICLE III

TREATMENT OF CLAIMS AND INTERESTS

    3.1  Unclassified Claims.

        (a)  Administrative Claims.  Subject to the provisions of Sections 330(a), 331 and 503(b) of the Bankruptcy Code, each Administrative Claim shall be paid by McLeodUSA, at its election, (a) in full, in Cash, in such amounts as are incurred in the ordinary course of business by McLeodUSA, or in such amounts as such Administrative Claim is Allowed by the Bankruptcy Court upon the later of the Effective Date or the date upon which there is a Final Order allowing such Administrative Claim, (b) upon such other terms as may exist in the ordinary course of McLeodUSA's business, or (c) upon such other terms as may be agreed upon between the Holder of such Administrative Claim and McLeodUSA.

         (i) Professional Fees. All final applications for Professional Fees for services rendered in connection with the Chapter 11 Case prior to the Confirmation Date shall be filed no later than thirty (30) days after the Effective Date.

        (ii) Claims Under the DIP Credit Agreement. On the Effective Date, all amounts outstanding under the DIP Credit Agreement shall be paid in full (A) in Cash or (B) as provided in the DIP Credit Agreement and the New Credit Agreement.

        (b)  Priority Tax Claims.  The legal and equitable rights of the Holders of Priority Tax Claims are Unimpaired by the Plan. On, or as soon as reasonably practicable after (i) the Distribution Date if such Priority Tax Claim is an Allowed Priority Tax Claim as of the Effective Date or (ii) the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim, each holder of an Allowed Priority Tax Claim shall receive in full satisfaction, settlement and release of, and in exchange for such Allowed Priority Tax Claim, at the election of McLeodUSA, (A) Cash equal to the amount of such Allowed Priority Tax Claim; (B) such other treatment as to which McLeodUSA or Reorganized McLeodUSA and the holder of such Allowed Priority Tax Claim shall have agreed upon in writing; or (C) such other treatment that it will not be Impaired pursuant to Section 1124 of the Bankruptcy Code; further provided, any Allowed Priority Tax Claim not due and owing on the Effective Date will be paid in accordance with this section when such Claim becomes due and owing.

    3.2  Unimpaired Classes of Claims.

        (a)  Class 1: Senior Secured Lender Claims.  The Senior Secured Lender Claims are Allowed Claims under the Plan in an amount to be agreed upon by McLeodUSA and the Bank Agents by the Effective Date. The legal, equitable and contractual rights of the Holders of Allowed Senior Secured Lender Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

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        (b)  Class 2: Other Secured Claims.  The legal, equitable and contractual rights of the Holders of Allowed Other Secured Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

        (c)  Class 3. Non-Tax Priority Claims.  The legal, equitable and contractual rights of the Holders of Allowed Non-Tax Priority Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

        (d)  Class 4: General Unsecured Claims.  The legal, equitable and contractual rights of the Holders of Allowed General Unsecured Claims are Unimpaired by the Plan and all such Claims shall be Reinstated on the Effective Date.

    3.3  Impaired Class of Claims.

        (a)  Class 5: Note Claims.  The Note Claims are Allowed Claims under the Plan in amounts to be agreed upon by McLeodUSA and the Note Trustee by the Effective Date. On or as soon as reasonably practicable after the Distribution Date, each holder of an Allowed Note Claim shall receive, in full satisfaction, release, and discharge of its Allowed Note Claim, its pro rata share of (A) $560,000,000 (five hundred sixty million dollars) in Cash, plus (B) 56,813,984 (fifty-six million eight hundred thirteen thousand nine hundred eighty-four) shares of Class A Common Stock, subject to Dilution.

    3.4  Impaired Classes of Interests.

        (a)  Class 6: Old Preferred Stock Interests.  Old Preferred Stock Interests are Allowed Interests under the Plan. On or as soon as reasonably practicable after the Distribution Date, after effectuation of the Reclassification, (A) Holders of the Series A Preferred Stock shall receive, in full satisfaction, release, and discharge of their Allowed Series A Preferred Stock Interests, their pro rata share of 44,883,856 (forty-four million eight hundred eighty-three thousand eight hundred fifty-six) shares of Class A Common Stock; (B) Holders of the Series D Preferred Stock shall receive, in full satisfaction, release, and discharge of their Allowed Series D Preferred Stock Interests, their pro rata share of 104,166,667 (one hundred four million one hundred sixty-six thousand six hundred sixty-seven) shares of Class A Common Stock; and (C) Holders of the Series E Preferred Stock shall receive, in full satisfaction, release, and discharge of their Allowed Series E Preferred Stock Interests, their pro rata share of 47,348,485 (forty-seven million three hundred forty-eight thousand four hundred eighty-five) shares of Class A Common Stock, in each case subject to Dilution.

        (b)  Class 7: Class A Common Stock Interests.  Class A Common Stock Interests are Allowed Interests under the Plan. On or as soon as reasonably practicable after the Distribution Date, each Holder of an Allowed Class A Common Stock Interest shall receive, after effectuation of the Reverse Stock Split, in full satisfaction, release, and discharge of its Allowed Class A Common Stock Interests, its pro rata share of 125,546,898 (one hundred twenty-five million five hundred forty-six thousand eight hundred ninety-eight) shares of Class A Common Stock, subject to Dilution.

        (c)  Class 8: Other Old Equity.  On the Effective Date, the Other Old Equity will be cancelled and the Holders of Other Old Equity shall not receive or retain any distribution on account of such Other Old Equity Interests under the Plan.

    3.5  Special Provision Regarding Unimpaired Claims.  Except as otherwise provided in the Plan, nothing shall affect McLeodUSA's or Reorganized McLeodUSA's rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

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ARTICLE IV

MEANS FOR IMPLEMENTATION OF THE PLAN

    4.1  Continued Corporate Existence and Vesting of Assets in Reorganized McLeodUSA.  After the Effective Date, Reorganized McLeodUSA shall continue to exist in accordance with the law in the jurisdiction in which it is incorporated and pursuant to its certificate or articles of incorporation and by-laws in effect prior to the Effective Date, except to the extent such certificate or articles of incorporation and by-laws are amended under this Plan. Except as otherwise provided in the Plan, on and after the Effective Date, all property of the Estate of McLeodUSA, including all claims, rights and causes of action and any property acquired by McLeodUSA or Reorganized McLeodUSA under or in connection with the Plan, shall vest in Reorganized McLeodUSA free and clear of all Claims, liens, charges, other encumbrances and Interests except with respect to Claims that are Unimpaired under the Plan. On and after the Effective Date, Reorganized McLeodUSA may operate its businesses and may use, acquire and dispose of property and compromise or settle any Claims without supervision of or approval by the Bankruptcy Court and free and clear of any restrictions of the Bankruptcy Code or the Bankruptcy Rules other than restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, Reorganized McLeodUSA may pay the charges that it incurs on or after the Effective Date for Professionals' fees, disbursements, expenses or related support services without application to the Bankruptcy Court.

    4.2  Corporate Governance, Directors and Officers, and Corporate Action.

        (a)  Certificates of Incorporation and By-laws.  The certificate or articles of incorporation and by-laws of McLeodUSA shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code, and shall include, among other things, (i) pursuant to Section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities, but only to the extent required by Section 1123(a)(6) of the Bankruptcy Code; and (ii) authorize the issuance of Class A Common Stock, New Preferred Stock, New Director Preferred Stock, and New Warrants in amounts not less than the amounts necessary to permit the distributions thereof required or contemplated by the Plan. After the Effective Date, Reorganized McLeodUSA may amend and restate the Amended Certificates of Incorporation and Bylaws as permitted by applicable law.

        (b)  Directors and Officers of Reorganized McLeodUSA.  Subject to any requirement of Bankruptcy Court approval pursuant to Section 1129(a)(5) of the Bankruptcy Code, as of the Effective Date, the initial officers of Reorganized McLeodUSA shall be the officers of McLeodUSA immediately prior to the Effective Date. On the Effective Date, the Board of Directors of Reorganized McLeodUSA will consist of up to fifteen (15) members. Mr. Clark E. McLeod will continue to serve as Chairman of the Board of Directors. Mr. Theodore J. Forstmann will continue to serve as the Chairman of the Executive Committee. McLeodUSA's bylaws will be amended as follows: (i) the Board of Directors will include at least five (5) independent directors and the Chairman, Chief Executive Officer, and Chief Operating Officer, and (ii) the Executive Committee of the Board of Directors will consist of no more than seven (7) members and will include the designees of the New Director Preferred Stock, the Chairman, the Chief Executive Officer, and the Chief Operating Officer. Moreover, Reorganized McLeodUSA's charter shall be amended to opt out of the provisions of Section 203 of the Delaware General Corporation Law. Pursuant to Section 1129(a)(5) of the Bankruptcy Code, McLeodUSA will disclose, on or prior to the Confirmation Date, the identity and affiliations of any other person proposed to serve on the initial board of directors of Reorganized McLeodUSA, and, to the extent such person is an insider other than by virtue of being a director, the nature of any compensation for such person. The classification and composition of the board of directors of Reorganized McLeodUSA shall be consistent with the Amended Certificate of Incorporation and Bylaws. Each such director and officer shall serve from and after the Effective Date

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pursuant to the terms of the Amended Certificate of Incorporation and Bylaws, the other constituent documents of Reorganized McLeodUSA, and applicable law.

        (c)  Corporate Action.  On the Effective Date, the adoption of the Amended Certificates of Incorporation and Bylaws or similar constituent documents, the selection of directors and officers for Reorganized McLeodUSA, and all other actions contemplated by the Plan shall be authorized and approved in all respects (subject to the provisions of the Plan). All matters provided for in the Plan involving the corporate structure of McLeodUSA or Reorganized McLeodUSA, and any corporate action required by McLeodUSA or Reorganized McLeodUSA in connection with the Plan, shall be deemed to have occurred and shall be in effect without any requirement of further action by the security holders or directors of McLeodUSA or Reorganized McLeodUSA. On the Effective Date, the appropriate officers of Reorganized McLeodUSA and members of the board of directors of Reorganized McLeodUSA are authorized and directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name of and on behalf of Reorganized McLeodUSA.

    4.3  Effectuating Documents and Further Transactions.  Each of McLeodUSA or Reorganized McLeodUSA, as appropriate, is authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement and further evidence the terms and conditions of the Plan and any notes or securities issued pursuant to the Plan.

    4.4  Sale of Pubco.  On the Effective Date, McLeodUSA Holdings shall sell to Pubco Acquisition, and Pubco Acquisition shall purchase from McLeodUSA Holdings, upon and pursuant to the terms of the Pubco Stock Purchase Agreement, all of the outstanding shares of capital stock of Pubco, subject to McLeodUSA Holding's entry into a "Superior Combination," as defined in the Pubco Stock Purchase Agreement.

    4.5  Cancellation of Notes and Old Preferred Stock.  On the Effective Date, except as otherwise provided for herein, (i) the Notes, Old Preferred Stock, and any other notes, bonds (with the exception of surety bonds outstanding), Indentures or other instruments or documents evidencing or creating any indebtedness or obligations of McLeodUSA, except such notes or other instruments evidencing indebtedness or obligations of McLeodUSA that are Unimpaired, Reinstated, or amended and restated under the Plan, shall be cancelled, and (ii) the obligations of McLeodUSA under any agreements, Indentures or certificates of designation governing the Notes, Old Preferred Stock, and any other notes, bonds, indentures or other instruments or documents evidencing or creating any indebtedness or obligations of McLeodUSA, except such notes or other instruments evidencing indebtedness or obligations of McLeodUSA that are Unimpaired, Reinstated or amended and restated under the Plan, as the case may be, shall be discharged; provided, however, that each Indenture or other agreement that governs the rights of Note Claims shall continue in effect solely for the purpose of allowing the Notes Trustee to make distributions on account of such Claims under the Plan.

    4.6  Effectuation of Reverse Stock Split and Reclassification; Issuance of New Securities.  On or as soon as reasonably practicable after the Effective Date, Reorganized McLeodUSA shall effectuate the Reverse Stock Split and the Reclassification and, in accordance therewith and the terms of the Plan, issue and exchange, as necessary, for the benefit of Holders of the Old Preferred Stock Interests and Class A Common Stock Interests, such shares of Class A Common Stock as required by Section 3.4 of the Plan. The conversion ratio of the Reclassification shall be based on 627,734,497 shares of Class A Common Stock, provided however, that the conversion ratio will be adjusted, as necessary, to reflect the proportionate distributions of Class A Common Stock under the Plan to the extent the actual number of issued and outstanding shares of Class A Common Stock differs from that stated herein as of the Effective Date. Reorganized McLeodUSA shall issue, for the benefit of Holders of Note Claims, such shares of Class A Common Stock as required by Section 3.3 of the Plan. Also on the Effective Date,

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Reorganized McLeodUSA shall (i) issue to Forstmann Little the New Preferred Stock, (ii) issue to Forstmann Little 18,937,995 (eighteen million nine hundred thirty-seven thousand nine hundred ninety-five) New Warrants, and (iii) issue to Forstmann Little the New Director Preferred Stock, in each case pursuant to the terms of the Preferred Stock and Warrant Purchase Agreement. The issuance of the Class A Common Stock, New Preferred Stock, New Director Preferred Stock, and New Warrants is authorized without the need for any further corporate action.

    4.7  New Credit Agreement.  On the Effective Date, Reorganized McLeodUSA is authorized and directed to execute and deliver the New Credit Agreement to govern the Exit Facility.

    4.8  Management Incentive Plan.  On the Effective Date, Reorganized McLeodUSA shall be authorized and directed to establish and implement the Management Incentive Plan. An amount of shares of Class A Common Stock equal to 15% of the shares to be outstanding immediately after the conversion of the New Preferred Stock after giving effect to the options will be reserved for issuance under the Management Incentive Plan. The Management Incentive Plan may be amended or modified by the board of directors of Reorganized McLeodUSA in accordance with its terms and any such amendment or modification shall not require an amendment of this Plan.

    4.9  Sources of Cash for Plan Distributions.  Except as otherwise provided in the Plan or the Confirmation Order, all Cash necessary for Reorganized McLeodUSA to make payments pursuant to the Plan shall be obtained from existing Cash balances, and the proceeds from the sale of Pubco, the New Preferred Stock, the New Director Stock, and the New Warrants.

    4.10  Exemption from Transfer Taxes.  Pursuant to Section 1146(c) of the Bankruptcy Code, (a) the issuance, transfer or exchange of notes or equity securities under the Plan; (b) the creation of any mortgage, deed of trust, lien, pledge or other security interest; (c) the making or assignment of any lease or sublease; or (d) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, including, without limitation, any merger agreements; agreements of consolidation, restructuring, disposition, liquidation or dissolution; deeds; bills of sale; and transfers of tangible property, will not be subject to any stamp tax, recording tax, personal property tax, real estate transfer tax, sales or use tax or other similar tax. Any transfers from McLeodUSA to Reorganized McLeodUSA or otherwise pursuant to the Plan shall not be subject to any such taxes, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. Unless the Bankruptcy Court orders otherwise, any of the foregoing transactions taken on or prior to the Effective Date shall be deemed to have been in furtherance of, or in connection with, the Plan.

ARTICLE V

ACCEPTANCE OR REJECTION OF THE PLAN

    5.1  Classes Entitled to Vote.  Classes 1, 2, 3, and 4 are Unimpaired under the Plan, are deemed to have accepted the Plan, and are not entitled to vote on the Plan. Classes 5 and 6 are Impaired and are entitled to vote on the Plan. If the Class 7 Solicitation Order is entered, Class 7 will be deemed to have rejected the Plan and will not be entitled to vote on the Plan. Class 8 is deemed to have rejected the Plan and is not entitled to vote on the Plan.

    5.2  Acceptance by Impaired Classes.  An Impaired Class of Claims shall have accepted the Plan if (a) the Holders (other than any holder designated under Section 1126(e) of the Bankruptcy Code) of at least two-thirds (2/3) in amount of the Allowed Claims actually voting in such Class have voted to accept the Plan and (b) the Holders (other than any holder designated under Section 1126(e) of the Bankruptcy Code) of more than one-half (1/2) in number of the Allowed Claims actually voting in such

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Class have voted to accept the Plan. An Impaired Class of Interests shall have accepted the Plan if the Holders (other than any holder designated under Section 1126(e) of the Bankruptcy Code) of at least two-thirds (2/3) in amount of the Allowed Interests actually voting in such Class have voted to accept the Plan.

    5.3  Cramdown.  McLeodUSA will request Confirmation of the Plan, as it may be modified from time to time, under Section 1129(b) of the Bankruptcy Code with respect to any Class which rejects, or is deemed to have rejected, the Plan.

ARTICLE VI

PROVISIONS GOVERNING DISTRIBUTIONS

    6.1  Distributions for Claims or Interests Allowed as of the Effective Date.  Except as otherwise provided herein or as ordered by the Bankruptcy Court, distributions to be made on account of Claims or Interests that are Allowed as of the Effective Date shall be made on the Distribution Date or as soon thereafter as is practicable. Any distribution to be made pursuant to this Plan shall be deemed as having been made on the Effective Date if such distribution is made on the Effective Date or as soon thereafter as is practicable. Any payment or distribution required to be made under the Plan on a day other than a Business Day shall be made on the next succeeding Business Day. Distributions on account of Claims or Interests that first become Allowed Claims or Interests after the Effective Date shall be made pursuant to Articles III, VI and VII of this Plan. Notwithstanding the date on which any distribution of securities is made to a Holder of a Claim or Interest that is an Allowed Claim or Allowed Interest on the Effective Date, as of the date of the distribution, such Holder shall be deemed to have the rights of a Holder of such securities distributed as of the Effective Date.

    6.2  Interest on Claims.  Unless otherwise specifically provided for or contemplated in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims, other than Senior Secured Lender Claims as provided in the Credit Agreement, and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim.

    6.3  Distributions by Reorganized McLeodUSA.  Reorganized McLeodUSA or the Disbursing Agent shall make all distributions required to be distributed under the Plan. However, distributions on account of Senior Secured Lender Claims shall be made to the Bank Agents, and distributions on account of Note Claims shall be made to the Notes Trustee. Reorganized McLeodUSA may employ or contract with other entities to assist in or make the distributions required by the Plan.

    6.4  Delivery of Distributions and Undeliverable or Unclaimed Distributions.

        (a)  Delivery of Distributions in General.  Distributions to holders of Allowed Claims and Allowed Interests shall be made at the addresses set forth in McLeodUSA's records or as otherwise available to McLeodUSA, the Bank Agents, the Notes Trustee, or any other agent or servicer, unless such addresses are superseded by any proofs of claim or transfers of claim that may be filed pursuant to Bankruptcy Rule 3001.

        (b)  Undeliverable and Unclaimed Distributions.

         (i) Holding and Investment of Undeliverable and Unclaimed Distributions. If the distribution to any Holder of an Allowed Claim or Interest is returned to the Disbursing Agent as undeliverable or is otherwise unclaimed, no further distributions shall be made to such Holder unless and until the Disbursing Agent is notified in writing of such Holder's then current address.

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        (ii) After Distributions Become Deliverable. Reorganized McLeodUSA shall make all distributions that have become deliverable or have been claimed since the Distribution Date as soon as practicable after such distribution has become deliverable.

        (iii) Failure to Claim Undeliverable Distributions. Any holder of an Allowed Claim or Interest that does not assert a claim pursuant to the Plan for an undeliverable or unclaimed distribution within one (1) year after the Effective Date shall be deemed to have forfeited its claim for such undeliverable or unclaimed distribution and shall be forever barred and enjoined from asserting any such claim for an undeliverable or unclaimed distribution against McLeodUSA or its Estate, Reorganized McLeodUSA, or their property. In such cases, any Cash for distribution on account of such claims for undeliverable or unclaimed distributions shall become the property of the Estate free of any restrictions thereon and notwithstanding any federal or state escheat laws to the contrary, subject to the liens of the Senior Secured Lenders. Any Class A Common Stock held for distribution on account of such Claim or Interest shall be canceled and of no further force or effect. Nothing contained in the Plan shall require any Disbursing Agent, including, but not limited to, Reorganized McLeodUSA, to attempt to locate any holder of an Allowed Claim or Interest.

    6.5  Record Date for Distributions.  As of the close of business on the Distribution Record Date, the transfer register for the Notes, Old Preferred Stock, and the Class A Common Stock, as maintained by McLeodUSA, the Notes Trustee, any other applicable trustee or their respective agents shall be closed and the transfer of such securities or any interest thereon prohibited. The Disbursing Agent will have no obligation to recognize the transfer of, or the sale of any participation in, any Allowed Claim or Interest that occurs after the close of business on the Distribution Record Date, and will be entitled for all purposes herein to recognize and distribute only to those Holders of Allowed Claims and Interests who are Holders of such Claims or Interest, or participants therein, as of the close of business on the Distribution Record Date. The Disbursing Agent and Reorganized McLeodUSA shall instead be entitled to recognize and deal for all purposes under the Plan with only those record holders stated on any official register as of the close of business on the Distribution Record Date.

    6.6  Allocation of Plan Distributions Between Principal and Interest.  To the extent that any Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall, for federal income tax purposes, be allocated to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the claim, to the portion of such Claim representing accrued but unpaid interest.

    6.7  Means of Cash Payment.  Payments of Cash made pursuant to the Plan shall be in U.S. dollars and shall be made, at the option and in the sole discretion of Reorganized McLeodUSA, by (a) checks drawn on or (b) wire transfer from a domestic bank selected by Reorganized McLeodUSA. Cash payments to foreign creditors may be made, at the option of Reorganized McLeodUSA, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

    6.8  Withholding and Reporting Requirements.  In connection with the Plan and all distributions thereunder, Reorganized McLeodUSA shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. Reorganized McLeodUSA shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of the Plan, (i) each Holder of an Allowed Claim or Interest that is to receive a distribution of Class A Common Stock, New Preferred Stock, New Director Preferred Stock, or New Warrants pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution, and (ii) no distribution shall be made to or on behalf of such Holder pursuant to the Plan

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unless and until such Holder has made arrangements satisfactory to Reorganized McLeodUSA for the payment and satisfaction of such tax obligations or has, to Reorganized McLeodUSA's satisfaction, established an exemption therefrom. Any Class A Common Stock, New Preferred Stock, New Director Preferred Stock, or New Warrants to be distributed pursuant to the Plan shall, pending the implementation of such arrangements, be treated as undeliverable pursuant to Section 6.4 hereof.

    6.9  Setoffs.  Reorganized McLeodUSA may, pursuant to Section 553 of the Bankruptcy Code or applicable nonbankruptcy law, but shall not be required to, set off against any Claim and the payments or other distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that McLeodUSA or Reorganized McLeodUSA may have against the Holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by Reorganized McLeodUSA of any such claim that McLeodUSA or Reorganized McLeodUSA may have against such Holder.

    6.10  Surrender of Instruments or Securities.  As a condition precedent to receiving any distribution pursuant to the Plan on account of an Allowed Claim or Interest, the Holder of such Claim or Interest shall tender the applicable instruments, securities or other documentation evidencing such Claim or Interest to Reorganized McLeodUSA or the Notes Trustee or their agents, as applicable, unless waived in writing by Reorganized McLeodUSA or the Notes Trustee. Any Class A Common Stock to be distributed pursuant to the Plan on account of any such Claim or Interest shall, pending such surrender, be treated as an undeliverable distribution pursuant to Section 6.4(b) of the Plan.

        (a)  Notes and Old Preferred Stock.  Each Holder of a Note Claim or Old Preferred Stock Interest shall tender its Notes and Old Preferred Stock relating to such Claim or Interest to Reorganized McLeodUSA or the Notes Trustee or their agents, as applicable, in accordance with written instructions to be provided to such Holders by Reorganized McLeodUSA or the Notes Trustee as promptly as practicable following the Effective Date. Such instructions shall specify that delivery of such instruments will be affected, and risk of loss and title thereto will pass, only upon the proper delivery of such instruments with a letter of transmittal in accordance with such instructions. All surrendered Notes and Old Preferred Stock shall be marked as cancelled.

        (b)  Failure to Surrender Instruments.  Any Holder of Note Claims or Old Preferred Stock Interests that fails to surrender or is deemed to have failed to surrender the applicable Notes or Old Preferred Stock required to be tendered hereunder within one year after the Effective Date shall have its Claim or Interest and its distribution pursuant to the Plan on account of such Notes or Old Preferred Stock discharged and shall be forever barred from asserting any such Claim or Interest against Reorganized McLeodUSA or its property. In such cases, any Class A Common Stock held for distribution on account of such Claim or Interest shall be disposed of pursuant to Section 6.4 hereof.

    6.11  Lost, Stolen, Mutilated or Destroyed Securities.  In addition to any requirements under the Indentures or any other applicable agreement, any Holder of a Claim or Interest evidenced by a Note or Old Preferred Stock that has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such Note or Old Preferred Stock, deliver to Reorganized McLeodUSA or the Notes Trustee or their agents, as applicable: (i) evidence reasonably satisfactory to Reorganized McLeodUSA or the Notes Trustee of the loss, theft, mutilation or destruction; and (ii) such security or indemnity as may be required by Reorganized McLeodUSA or the Notes Trustee to hold Reorganized McLeodUSA or the Notes Trustee harmless from any damages, liabilities or costs incurred in treating such individual as a Holder of an Allowed Claim or Interest. Upon compliance with this Article VI by a Holder of a Claim or Interest evidenced by a Note or Old Preferred Stock, such Holder shall, for all purposes under the Plan, be deemed to have surrendered such instrument.

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ARTICLE VII

PROCEDURES FOR RESOLVING DISPUTED,
CONTINGENT AND UNLIQUIDATED CLAIMS AND INTERESTS

    7.1  Objection Deadline; Prosecution of Objections.  No later than the Claims Objection Deadline (unless extended by an order of the Bankruptcy Court), McLeodUSA or Reorganized McLeodUSA, as the case may be, shall file objections to Claims and Interests with the Bankruptcy Court and serve such objections upon the Holders of each of the Claims and Interests to which objections are made, provided, however, that McLeodUSA and Reorganized McLeodUSA shall not object to Claims Allowed pursuant to that Plan. Nothing contained herein, however, shall limit Reorganized McLeodUSA's right to object to Claims or Interests, if any, filed or amended after the Claims Objection Deadline. McLeodUSA and Reorganized McLeodUSA shall be authorized to, and shall, resolve all Disputed Claims or Interests by withdrawing or settling such objections thereto, or by litigating to judgment in the Bankruptcy Court or such other court having jurisdiction the validity, nature and/or amount thereof.

    7.2  No Distributions Pending Allowance.  Notwithstanding any other provision of the Plan, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim or Interest unless and until all objections to such Disputed Claim or Interest have been settled or withdrawn or have been determined by Final Order and the Disputed Claim or Interest, or some portion thereof, has become an Allowed Claim or Interest.

    7.3  Disputed Claims Reserve; Disputed Interest Reserve.  On the Effective Date (or as soon thereafter as is practicable), Reorganized McLeodUSA shall establish the Disputed Claims Reserve and the Disputed Interest Reserve by withholding from the initial distribution (i) with respect to the Disputed Claims Reserve, an amount of Class A Common Stock calculated as if all Class 5 Claims were Allowed Class 5 Claims in an amount equal to one hundred percent (100%) of the distributions to which Holders of Disputed Class 5 Claims would be entitled if their Claims were allowed in the Disputed Claim Amount; and (ii) with respect to the Disputed Interest Reserve, an amount of Class A Common Stock calculated as if all Class 6 Interests were Allowed Class 6 Interests and all Class 7 Interests were Allowed Class 7 Interests in an amount equal to one hundred percent (100%) of the distributions to which Holders of Disputed Class 6 Interests or Disputed Class 7 Interests would be entitled if their Interest was allowed in the Disputed Interest Amount; provided, however, that McLeodUSA and Reorganized McLeodUSA shall have the right to file a motion seeking to modify any Disputed Claim Amounts or Disputed Interest Amounts.

    7.4  Distributions After Allowance.  Reorganized McLeodUSA shall make payments and distributions from the Disputed Claims Reserve or Disputed Interest Reserve, as appropriate, to the holder of any Disputed Claim or Disputed Interest that has become an Allowed Claim or Interest, as soon as practicable after the date such Disputed Claim or Interest becomes an Allowed Claim or Interest. Such distributions shall be based upon the cumulative distributions that would have been made to the Holder of such Claim or Interest under the Plan if the Disputed Claim or Interest had been Allowed on the Effective Date and shall not be limited by the Disputed Claim Amounts or Disputed Interest Amounts previously reserved with respect to such Disputed Claim or Interest to the extent that additional amounts are available therefor from the Disputed Claims Reserve or the Disputed Interest Reserve, as appropriate, but only to the extent that such additional amounts have not yet been distributed to holders of Allowed Claims or Interest. After a Final Order has been entered, or other final resolution has been reached, with respect to each Disputed Claim or Disputed Interest, any Class A Common Stock that remains in the Disputed Claims Reserve or Disputed Interest Reserve, as applicable, shall be distributed as applicable, pro rata, to (i) with respect to the Disputed Claims Reserve, Holders of Allowed Class 5 Claims; and (ii) with respect to the Disputed Interest Reserve, Holders of Allowed Class 6 Interests and Allowed Class 7 Interests. All distributions made under this

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Section 8.4 shall be made as if such Allowed Class 5 Claim or Allowed Class 6 Interest and Allowed Class 7 Interest had been Allowed on the Effective Date.

ARTICLE VIII

TREATMENT OF EXECUTORY CONTRACTS
AND UNEXPIRED LEASES

    8.1  Assumption of Executory Contracts and Unexpired Leases.  Immediately prior to the Effective Date, all executory contracts or unexpired leases of Reorganized McLeodUSA will be deemed assumed in accordance with the provisions and requirements of Sections 365 and 1123 of the Bankruptcy Code. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such assumptions and rejections pursuant to Sections 365(a) and 1123 of the Bankruptcy Code. Each executory contract and unexpired lease assumed pursuant to this Article VIII shall revest in and be fully enforceable by Reorganized McLeodUSA in accordance with its terms, except as modified by the provisions of the Plan, or any order of the Bankruptcy Court authorizing and providing for its assumption or applicable federal law.

    8.2  Cure of Defaults of Assumed Executory Contracts and Unexpired Leases.  Any monetary amounts by which each executory contract and unexpired lease to be assumed pursuant to the Plan is in default shall be satisfied, pursuant to Section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such executory contracts or unexpired leases may otherwise agree. In the event of a dispute regarding: (1) the amount of any cure payments, (2) the ability of Reorganized McLeodUSA or any assignee to provide "adequate assurance of future performance" (within the meaning of Section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (3) any other matter pertaining to assumption, the cure payments required by Section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving the assumption.

    8.3  Indemnification of Directors, Officers and Employees.  The obligations of McLeodUSA to indemnify any person or entity serving at any time on or prior to the Effective Date as one of its directors, officers or employees by reason of such person's or entity's service in such capacity, or as a director, officer or employee of any other corporation or legal entity, to the extent provided in McLeodUSA's constituent documents, or by a written agreement with McLeodUSA, or pursuant to applicable general corporation law, each as applicable, shall be deemed and treated as executory contracts that are assumed by Reorganized McLeodUSA pursuant to the Plan and Section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such indemnification obligations shall be treated as General Unsecured Claims and shall survive Unimpaired and unaffected by entry of the Confirmation Order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date.

    8.4  Compensation and Benefit Programs.  Except as otherwise expressly provided hereunder, all employment and severance policies, and all compensation and benefit plans, policies, and programs of McLeodUSA applicable to its employees, retirees and non-employee directors and the employees and retirees of its subsidiaries, including, without limitation, all savings plans, retirement plans, healthcare plans, disability plans, severance benefit plans, incentive plans, and life, accidental death and dismemberment insurance plans are treated as executory contracts under the Plan and on the Effective Date will be assumed pursuant to the provisions of Sections 365 and 1123 of the Bankruptcy Code. All employment contracts assumed pursuant to this Section 8.4 shall be deemed modified such that the transactions contemplated by the Plan shall not be a "change of control" as defined in the relevant employment contracts.

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ARTICLE IX

CONFIRMATION AND CONSUMMATION OF THE PLAN

    9.1  Conditions to Confirmation.  The Bankruptcy Court shall not enter the Confirmation Order unless and until the Confirmation Order shall be reasonably acceptable in form and substance to McLeodUSA.

    9.2  Conditions to Effective Date.  The following are conditions precedent to the occurrence of the Effective Date:

        (a) The Confirmation Order confirming the Plan, as such Plan may have been modified, shall have been entered and become a Final Order in form and substance reasonably satisfactory to McLeodUSA and shall provide that:

         (i) McLeodUSA and Reorganized McLeodUSA are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan;

        (ii) the provisions of the Confirmation Order are nonseverable and mutually dependent;

        (iii) Reorganized McLeodUSA is authorized (a) to issue Class A Common Stock, New Preferred Stock, New Director Preferred Stock and New Warrants, (b) to establish and implement the Management Incentive Plan, and (c) to enter into the New Credit Agreement; and

        (iv) the Class A Common Stock, New Preferred Stock, New Director Preferred Stock, and New Warrants issued under the Plan are exempt from registration under Section 3(a)(9) of the Securities Act of 1933 and comply with, or are otherwise exempt from, all other applicable securities laws and regulations.

        (b) Reorganized McLeodUSA shall have credit availability under the Exit Facility in an amount acceptable to Reorganized McLeodUSA and the Bank Agents.

        (c) The following agreements, in form and substance satisfactory to Reorganized McLeodUSA, shall have been executed and delivered, and all conditions precedent thereto shall have been satisfied:

         (i) Amended Certificates of Incorporation and By-laws of Reorganized McLeodUSA;

        (ii) New Credit Agreement and all similar documents provided for therein or contemplated thereby;

        (iii) Pubco Stock Purchase Agreement; and

        (iv) Preferred Stock and Warrant Purchase Agreement.

        (d) The Amended Certificates of Incorporation and By-laws of Reorganized McLeodUSA, as necessary, shall have been filed with the appropriate authority in accordance with such jurisdiction's corporation laws.

        (e) All actions, documents and agreements necessary to implement the Plan shall have been effected or executed.

        (f)  The new board of directors of Reorganized McLeodUSA shall have been appointed.

    9.3  Waiver of Conditions.  Each of the conditions set forth in section 9.2 above may be waived in whole or in part by McLeodUSA, with the consent of the Bank Agents, without any other notice to

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parties in interest or the Bankruptcy Court and without a hearing. The failure to satisfy or waive a condition to the Effective Date may be asserted by McLeodUSA or Reorganized McLeodUSA regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by McLeodUSA or Reorganized McLeodUSA). The failure of McLeodUSA or Reorganized McLeodUSA to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each right shall be deemed an ongoing right that may be asserted at any time.

    9.4  Consequences of Non-Occurrence of Effective Date.  If the Effective Date does not occur within ninety (90) days of the Confirmation Date, or by such later date, after notice and hearing, as is proposed by McLeodUSA, then upon motion by McLeodUSA and upon notice to such parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that, notwithstanding the filing of such motion, the Confirmation Order may not be vacated if the Effective Date occurs before the Bankruptcy Court enters an order granting such motion. If the Confirmation Order is vacated pursuant to this Section 9.4, (a) the Plan shall be null and void in all respects; and (b) any settlement of Claims and Interests provided for hereby shall be null and void without further order of the Bankruptcy Court.

ARTICLE X

EFFECT OF PLAN CONFIRMATION

    10.1  Binding Effect.  The Plan shall be binding upon and inure to the benefit of McLeodUSA, all present and former holders of Claims and Interests, and their respective successors and assigns, including, but not limited to, Reorganized McLeodUSA.

    10.2  Discharge of Claims and Termination of Interests.

        (a) Except as provided in the Confirmation Order, pursuant to Section 1141(d) of the Bankruptcy Code, the rights afforded under this Plan and the treatment of Claims and Interests under this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all Interests, including any interest accrued on Claims from the Petition Date. Except as provided in the Confirmation Order or the Plan, Confirmation shall (a) discharge McLeodUSA from all Claims and other debts that arose before the Confirmation Date and all debts of the kind specified in Section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of claim based on such debt is filed or deemed filed pursuant to Section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to Section 502 of the Bankruptcy Code or (iii) the holder of a Claim based on such debt has accepted the Plan; and (b) terminate all Interests and other rights of equity security holders in McLeodUSA.

        (b) As of the Confirmation Date, except as provided in this Plan or the Confirmation Order, all entities shall be precluded from asserting against McLeodUSA, Reorganized McLeodUSA, their successors or their property, any other or further claims, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any nature that occurred prior to the Confirmation Date. In accordance with the foregoing, except as provided in this Plan or the Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such claims and rights of equity security holders in McLeodUSA, pursuant to Sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment obtained against McLeodUSA at any time to the extent that such judgment relates to a discharged Claim or Interest.

    10.3  Injunction.

        (a) Except as otherwise provided in the Plan, entities who have held, hold or may hold Claims against or Interests in McLeodUSA are (i) permanently enjoined from taking any of the following actions against the Estate or any of its property on account of any such Claims or Interests

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and (ii) permanently enjoined from taking any of the following actions against any of McLeodUSA, Reorganized McLeodUSA, or their property on account of such Claims or Interests: (A) commencing or continuing, in any manner or in any place, any action or other proceeding; (B) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (C) creating, perfecting or enforcing any lien or encumbrance; (D) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to McLeodUSA; and (E) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of this Plan.

        (b) By accepting distributions pursuant to the Plan, each holder of an Allowed Claim or Interest will be deemed to have specifically consented to the injunctions set forth in this Section.

    10.4  Releases.

        (a)  Releases by McLeodUSA.  As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, McLeodUSA and Reorganized McLeodUSA in their individual capacities and as debtor in possession, will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights of McLeodUSA or Reorganized McLeodUSA to enforce the Plan and the contracts, instruments, releases, indentures and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to McLeodUSA, Reorganized McLeodUSA, the parties released pursuant to this Section 10.4, the Chapter 11 Case, or the Plan or the Disclosure Statements, and that could have been asserted by or on behalf of McLeodUSA or its Estate or Reorganized McLeodUSA against (i) the current and former directors, officers and employees of McLeodUSA (other than for money borrowed from or owed to McLeodUSA or its subsidiaries by any such directors, officers or employees as set forth in McLeodUSA's books and records) and McLeodUSA's agent, and professionals; (ii) the Senior Secured Lenders and the Bank Agents, (iii) the DIP Lenders and agent, (iv) Forstmann Little, and (v) the respective affiliates and current and former officers, directors, employees, agents, members, shareholders, and professionals of the foregoing.

        (b)  Releases by Holders of Claims and Interests.  On the Effective Date, (i) each Holder of a Claim or Interest that voted to accept the Plan and (ii) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, all other Holders of Claims and Interests, in consideration for the obligations of McLeodUSA and Reorganized McLeodUSA under the Plan and the Cash, Class A Common Stock, New Preferred Stock, New Director Preferred Stock, New Warrants and other contracts, instruments, releases, agreements or documents to be delivered in connection with the Plan, each entity (other than McLeodUSA) that has held, holds or may hold a Claim or Interest, as applicable, will be deemed to forever release, waive and discharge all claims, demands, debts, rights, causes of action or liabilities (other than the right to enforce McLeodUSA's or Reorganized McLeodUSA's obligations under the Plan, and the contracts, instruments, releases, agreements and documents delivered under the Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to McLeodUSA, the Chapter 11 Case, the Plan or the Disclosure Statements against (i) the current and former directors, officers and employees of McLeodUSA (other than Claims or Interests unrelated to McLeodUSA) and McLeodUSA's agent and professionals; (ii) the Senior Secured Lenders and the Bank Agents, (iii) the DIP Lenders and agent, (iv) Forstmann Little, and (v) the

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respective affiliates and current and former officers, directors, employees, agents, members, shareholders, and professionals of the foregoing.

    10.5  Exculpation and Limitation of Liability.  Neither McLeodUSA, the Senior Secured Lenders, the Bank Agents, the DIP Lenders nor any of their respective present or former members, officers, directors, shareholders, employees, advisors, attorneys or agents acting in such capacity, shall have or incur any liability to, or be subject to any right of action by, any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, shareholders, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, McLeodUSA's Chapter 11 Case, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under the Plan.

    10.6  Injunction Related to Releases and Exculpation.  The Confirmation Order will permanently enjoin the commencement or prosecution by any entity, whether directly, derivatively or otherwise, of any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities released pursuant to the Plan, including but not limited to the claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities released in Sections 10.4 and 10.5 of the Plan.

    10.7  Preservation of Rights of Action; Settlement of Litigation Claims.

        (a)  Preservation of Rights of Action.  Except as otherwise provided in the Plan, the Confirmation Order, or in any document, instrument, release or other agreement entered into in connection with the Plan, in accordance with Section 1123(b) of the Bankruptcy Code, McLeodUSA and its Estate shall retain the Litigation Claims. Reorganized McLeodUSA, as the successor in interest to McLeodUSA and the Estate, may enforce, sue on, settle or compromise (or decline to do any of the foregoing) any or all of the Litigation Claims. Notwithstanding the foregoing, McLeodUSA and Reorganized McLeodUSA shall not file, commence or pursue any claim, right or cause of action under Sections 544 through 550 of the Bankruptcy Code; provided, however, that notwithstanding any statute of limitations (including, without limitation, Section 544 of the Bankruptcy Code), McLeodUSA and Reorganized McLeodUSA shall have the right to assert or raise such causes of action (a) as defenses or counterclaims (up to the amount asserted in the Claims against McLeodUSA); and (b) in connection with the Claims objection process, in which case such causes of action can be raised as an objection to a Claim and not as defenses or counterclaims.

        (b)  Settlement of Litigation Claims.  At any time after the Confirmation Date and before the Effective Date, notwithstanding anything in this Plan to the contrary, Reorganized McLeodUSA may settle any or all of the Litigation Claims with the approval of the Bankruptcy Court pursuant to Bankruptcy Rule 9019.

    10.8  Termination of Subordination Rights and Settlement of Related Claims.

        (a) The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, if any, whether arising by contract or under general principles of equitable subordination, Section 510(b) or 510(c) of the Bankruptcy Code, or otherwise. All subordination rights that a Holder of a Claim or Interest may have with respect to any distribution to be made pursuant to the Plan will be discharged and terminated, and all actions related to the enforcement of such subordination rights will be permanently enjoined. Accordingly, distributions pursuant to the Plan to Holders of Allowed Claims or Allowed Interests will not be subject to payment to a beneficiary of such terminated subordination rights, or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights.

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        (b) Pursuant to Bankruptcy Rule 9019 and in consideration of the distributions and other benefits provided under the Plan, the provisions of the Plan will constitute a good faith compromise and settlement of all claims or controversies relating to the subordination rights that a Holder of a Claim or Interest may have or any distribution to be made pursuant to the Plan on account of such Claim or Interest. Entry of the Confirmation Order will constitute the Bankruptcy Court's approval, as of the Effective Date, of the compromise or settlement of all such claims or controversies and the Bankruptcy Court's finding that such compromise or settlement is in the best interests of McLeodUSA, Reorganized McLeodUSA, their respective properties, and holders of Claims and Interests, and is fair, equitable and reasonable.

    10.9  Term of Bankruptcy Injunction or Stays.  All injunctions or stays provided for in the Chapter 11 Case under Section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

ARTICLE XI

RETENTION OF JURISDICTION

    Pursuant to Sections 105(c) and 1142 of the Bankruptcy Code and notwithstanding entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court will retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

        (a) Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

        (b) Resolve any matters related to the assumption, assumption and assignment, or rejection of any executory contract or unexpired lease to which McLeodUSA is a party or with respect to which McLeodUSA or Reorganized McLeodUSA may be liable and to hear, determine and, if necessary, liquidate any Claims arising therefrom;

        (c) Ensure that distributions to holders of Allowed Claims and Allowed Interests are accomplished pursuant to the provisions of the Plan;

        (d) Decide or resolve any motions, adversary proceedings, contested or litigated matters and any other matters and grant or deny any applications involving McLeodUSA that may be pending on the Effective Date;

        (e) Enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Plan, the Disclosure Statements or the Confirmation Order;

        (f)  Resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the Plan or any contract, instrument, release or other agreement or document that is executed or created pursuant to the Plan, or any entity's rights arising from or obligations incurred in connection with the Plan or such documents;

        (g) Modify the Plan before or after the Effective Date pursuant to Section 1127 of the Bankruptcy Code or modify the Disclosure Statements, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan, the Disclosure Statements or the Confirmation Order, or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statements, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with

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the Plan, the Disclosure Statements or the Confirmation Order, in such manner as may be necessary or appropriate to consummate the Plan;

        (h) Hear and determine all applications for compensation and reimbursement of expenses of Professionals under the Plan or under Sections 330, 331 503(b), and 1103 of the Bankruptcy Code, provided, however, that from and after the Effective Date, the payment of fees and expenses of Reorganized McLeodUSA, including counsel fees, shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court.

        (i)  Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation, implementation or enforcement of the Plan or the Confirmation Order;

        (j)  Hear and determine causes of action by or on behalf of McLeodUSA or Reorganized McLeodUSA;

        (k) Hear and determine matters concerning state, local and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

        (l)  Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked or vacated or distributions pursuant to the Plan are enjoined or stayed;

        (m) Determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statements, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan, the Disclosure Statements or the Confirmation Order;

        (n) Enforce all orders, judgments, injunctions, releases, exculpations, indemnifications and rulings entered in connection with the Chapter 11 Case;

        (o) Hear and determine all matters related to (i) the property of the Estate from and after the Confirmation Date and (ii) the activities of Reorganized McLeodUSA;

        (p) Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under the Bankruptcy Code; and

        (q) Enter an order closing the Chapter 11 Case.

ARTICLE XII

MISCELLANEOUS PROVISIONS

    12.1  Bar Date for Administrative Claims.  The Confirmation Order will establish an Administrative Claims Bar Date for filing Administrative Claims, except for Claims under the DIP Credit Agreement as provided in Article 3.1(a)(ii) hereof, which date will be thirty (30) days after the Effective Date. Holders of Administrative Claims not paid prior to the Effective Date shall submit proofs of Claim on or before such Administrative Claims Bar Date or forever be barred from doing so. The notice of Confirmation to be delivered pursuant to Bankruptcy Rules 3020(c) and 2002(f) will set forth such date and constitute notice of this Administrative Claims Bar Date. McLeodUSA and Reorganized McLeodUSA shall have thirty (30) days (or such longer period as may be allowed by order of the Bankruptcy Court) following the Administrative Claims Bar Date to review and object to such Administrative Claims before a hearing for determination of allowance of such Administrative Claims.

    12.2  Payment of Statutory Fees.  All fees payable pursuant to Section 1930 of Title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

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    12.3  Amendment or Modification of the Plan.  Subject to Section 1127 of the Bankruptcy Code and, to the extent applicable, Sections 1122, 1123 and 1125 of the Bankruptcy Code, McLeodUSA reserves the right to alter, amend or modify the Plan with the consent of the Bank Agents at any time prior to or after the Confirmation Date but prior to the substantial consummation of the Plan. A Holder of a Claim or Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim or Interest of such Holder.

    12.4  Severability of Plan Provisions.  If, prior to the Confirmation Date, any term or provision of the Plan is determined by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

    12.5  Successors and Assigns.  The Plan shall be binding upon and inure to the benefit of McLeodUSA and its successors and assigns, including, without limitation, Reorganized McLeodUSA. The rights, benefits and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign of such entity.

    12.6  Plan Supplement.  The Plan Supplement, which shall include certain exhibits, lists, schedules, or documents to be executed in connection with the Plan, shall be filed with the Bankruptcy Court not later than five (5) days prior to the Confirmation Hearing. Upon its filing, the Plan Supplement may be inspected in the office of the clerk of the Bankruptcy Court or its designee during normal business hours. Holders of Claims and Interests may obtain a copy of the Plan Supplement upon written request to McLeodUSA. The documents contained in the Plan Supplement shall be approved by the Bankruptcy Court pursuant to the Confirmation Order.

    12.7  Revocation, Withdrawal or Non-Consummation.  McLeodUSA reserves the right to revoke or withdraw the Plan prior to the Confirmation Date and to file subsequent plans of reorganization. If McLeodUSA revokes or withdraws the Plan, or if Confirmation or consummation does not occur, then (a) the Plan shall be null and void in all respects, (b) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Interest or Class of Claims or Interests), assumption or rejection of executory contracts or leases affected by the Plan, and any document or agreement executed pursuant to the Plan, shall be deemed null and void, and (c) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (i) constitute a waiver or release of any Claims by or against, or any Interests in, McLeodUSA or any other person, (ii) prejudice in any manner the rights of McLeodUSA or any other person, or (iii) constitute an admission of any sort by McLeodUSA or any other Person.

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    12.8  Notice.  All notices, requests and demands to or upon McLeodUSA or Reorganized McLeodUSA, to be effective, shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

  MCLEODUSA INCORPORATED
  6400 C Street SW, P.O. Box 3177
  Cedar Rapids, Iowa 52406-3177
  Telephone: (319) 790-7770
  Facsimile: (319) 790-7008
  Attn: Chris A. Davis

    with copies to:

  SKADDEN ARPS SLATE
    MEAGHER & FLOM (ILLINOIS)
  333 West Wacker Drive
  Chicago, Illinois 60606-1285
  Telephone: (312) 407-0700
  Facsimile: (312) 407-0411
  Attn: David S. Kurtz, Esq.

    12.9  Governing Law.  Except to the extent the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit or schedule to the Plan provides otherwise, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware, without giving effect to the principles of conflicts of law of such jurisdiction.

    12.10  Tax Liability.  Reorganized McLeodUSA is hereby authorized to request an expedited determination under section 505(b) of the Bankruptcy Code of the tax liability of McLeodUSA for all taxable periods ending after the Petition Date through, and including, the Effective Date.

    12.11  Schedules.  All exhibits and schedules to the Plan and the Plan Supplement are incorporated hereby and are made a part of the Plan as if set forth in full herein.

    12.12  Jurisdiction over Reorganized McLeodUSA.  Notwithstanding the jurisdiction retained in Article XI hereof, from and after the Effective Date, the Bankruptcy Court shall not have the power to issue any order which modifies the Class A Common Stock, New Preferred Stock, New Director Preferred Stock, New Warrants or the rights of the Holders thereof.

    12.13  Filing of Additional Documents.  On or before substantial consummation of the Plan, McLeodUSA shall File such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

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Dated: Wilmington, Delaware
            , 2002

Respectfully submitted, MCLEODUSA INCORPORATED
By:
Name: Chris A. Davis Title: Chief Operating and Financial Officer
Counsel:
David S. Kurtz (IL 03126561) Mark A. McDermott (IL 06209460) SKADDEN ARPS SLATE MEAGHER & FLOM (ILLINOIS) 333 West Wacker Drive Chicago, Illinois 60606-1285 (312) 407-0700
Gregg M. Galardi (I.D. No. 2991) SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP One Rodney Square P.O. Box 636 Wilmington, Delaware 19899-0636 (302) 651-3000
ATTORNEYS FOR MCLEODUSA INCORPORATED

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APPENDIX II

LIQUIDATION ANALYSIS

    The Bankruptcy Code requires that each Holder of an Impaired Claim or Interest either (a) accept the Plan or (b) receive or retain under the Plan property of a value, as of the Effective Date of the Plan, that is not less than the value such Holder would receive or retain if McLeodUSA was liquidated under Chapter 7 of the Bankruptcy Code on the Effective Date. The first step in determining whether this test has been met is to determine the dollar amount that would be generated from the liquidation of McLeodUSA's assets and properties in the context of a Chapter 7 liquidation case. The gross amount of cash available would be the sum of the proceeds from the disposition of McLeodUSA's assets and the cash held by McLeodUSA at the time of the commencement of the Chapter 7 case. Such amount is reduced by the amount of any claims secured by such assets, the costs and expenses of the liquidation, and such additional administrative expenses that may result from the termination of McLeodUSA's businesses and the use of Chapter 7 for the purposes of liquidation. Any remaining net cash would be allocated to creditors and shareholders in strict priority in accordance with Section 726 of the Bankruptcy Code. For the purposes of this liquidation analysis, it is assumed that McLeodUSA is liquidated on a consolidated basis. If the businesses were to be liquidated on an individual basis, different recoveries for creditors may result. A general summary of the assumptions used by McLeodUSA and Houlihan in preparing this Liquidation Analysis follows. The more specific assumptions are discussed below.

Estimate of Net Proceeds

    Estimates were made of the cash proceeds which might be realized from the liquidation of McLeodUSA's assets. The liquidation assumes that the non-competitive telecom businesses are sold as going-concerns, although the Chapter 7 context would impose incremental discounts to the sale price. CLEC assets would be liquidated on a piecemeal basis. In assessing the book value of all assets liquidated, the non-CLEC telecommunications assets are excluded, as these are assumed to be included in the going-concern sale. The Chapter 7 liquidation period is assumed to commence on December 31, 2001 and to last eighteen months following the appointment of a Chapter 7 trustee. It is assumed that agreements to sell substantially all of the assets would be obtained by September 2002, but regulatory approvals for the sale of ICTC and DTG would delay the closing of the case until June 2003. Recoveries to creditors are presented on an undiscounted basis. For purposes of the analysis, estimated balances at December 31, 2001 were used to estimate recoveries. There can be no assurance that the liquidation would be completed in a limited time frame nor is there any assurance that the recoveries assigned to the assets would in fact be realized. Under Section 704 of the Bankruptcy Code, an appointed trustee must, among other duties, collect and convert the property of the estate as expeditiously as is compatible with the best interests of the parties-in-interest. The liquidation analysis assumes that there would be pressure to complete the sales process within eighteen months.

Estimate of Costs

    McLeodUSA's cost of liquidation under Chapter 7 would include fees payable to a Chapter 7 trustee, as well as those which might be payable to attorneys and other professionals that such a trustee may engage. Further, costs of liquidation would include any obligations and unpaid expenses incurred by McLeodUSA until conclusion of its Chapter 7 case.

    Additional claims would arise by reason of the breach or rejections or obligations incurred under executory contracts or leases entered into by McLeodUSA. It is possible that in a Chapter 7 case, the wind-down expenses may be greater or less than the estimated amount. Such expenses are in part dependent on the length of time of the liquidation.

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Distribution of Net Proceeds under Absolute Priority

    The foregoing types of claims, costs, expenses, fees and such other claims that may arise in a liquidation case would be paid in full from the liquidation proceeds before the balance of those proceeds would be made available to unsecured claims. Under the absolute priority rule, no junior creditor would receive any distribution until all senior creditors are paid in full. McLeodUSA believes that in a Chapter 7 case, general unsecured creditors would receive a de minimus recovery.

    After consideration of the effects that a Chapter 7 liquidation would have on the ultimate proceeds available for distribution to creditors, including (i) the increased costs and expenses of a liquidation under Chapter 7 arising from fees payable to a trustee in a bankruptcy and professional advisors to such trustee, (ii) the erosion in value of assets in a Chapter 7 case in the context of the expeditious liquidation required under Chapter 7 and the forced sales atmosphere that would likely prevail, and (iii) substantial increase in claims which would be satisfied on a prior basis, MCLEODUSA HAS DETERMINED, AS SUMMARIZED ON THE FOLLOWING CHART, THAT CONFIRMATION OF THE PLAN WILL PROVIDE EACH CREDITOR AND EQUITY HOLDER WITH A RECOVERY THAT IS NOT LESS THAN IT WOULD RECEIVE PURSUANT TO A LIQUIDATION OF MCLEODUSA UNDER CHAPTER 7 OF THE BANKRUPTCY CODE.

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MCLEODUSA
LIQUIDATION ANALYSIS

    ($ in thousands)

Proceeds
Cash	$147,837
Accounts Receivable	116,635
Inventory	1,325
Prepaid Expenses	2,111
Property, Plant & Equipment	443,888
Long-Term Investments	—
PCS Licenses	786
Other Long-Term Assets	5,305
Proceeds from Sale of Non-CLEC Telecom Businesses and/or Assets	822,024

Total Proceeds	$1,539,911

Less:
Wind-Down Operating Costs	$330,313
Trustee Fees	30,798
Professional Fees	25,000
Stay/Other Bonuses	25,000
Proceeds Available for Payment of Secured Claims	$1,128,801

	Claim	Recovery	Percentage Recovery
Secured Claims:
Revolver	$150,000	$150,000	100.0%
Tranche A Term Loan	275,000	275,000	100.0%
Tranche B Term Loan	575,000	575,000	100.0%
Other Senior Debt	45,221	45,221	100.0%

Total	$1,045,221	$1,045,221	100.0%
Proceeds Available for Payment of General Unsecured Claims	$83,580

	Claim	Recovery	Percentage Recovery
General Unsecured Claims:
Notes and Accrued Interest	$3,042,843	$74,946	2.5%
Accounts Payable	160,087	3,943	2.5%
Lease Rejection and Other Unsecured Claims	50,000	1,232	2.5%
Customer Deposits	5,384	123	2.5%
Other Current Liabilities	135,052	3,326	2.5%

Total	$3,393,366	$83,580	2.5%
Proceeds Available for Distribution to Residual Stakeholders	—

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Notes to Liquidation Analysis

Cash

    Consists of all cash in banks or operating accounts and cash held at divisions and is assumed to be fully recoverable.

Accounts receivable

    Accounts receivable primarily consist of various customer and trade receivables. Multiple billing systems, past bad-debt experiences, the effect of a Chapter 7 liquidation, and the specific direct costs that would have to be incurred to collect on receivables would adversely impact the recovery on receivables. As such, an estimated 65% recovery is applied to the estimated amount outstanding at December 31, 2001 that pertains to the CLEC business. The other receivables of the non-CLEC telecom businesses are assumed to be included in the going-concern sale of such entities.

Inventories

    Inventories are comprised primarily of various telecommunications equipment. An estimated recovery of 10% of cost was applied based on the prevailing market prices.

Prepaid expenses

    Prepaid expenses consist primarily of prepaid parts and supplies, insurance, licenses, rent, interest, and other items. A recovery of 10% was assumed for most items, excluding prepaid insurance and interest, for which no recovery was assumed.

Property & equipment, net

    Property and equipment is composed of land and improvements; buildings and improvements; furniture; fixtures and office equipment; telecommunications networks; software development; and networks in the process of being completed. The recovery on telecommunications assets is estimated based on the prevailing market prices in a liquidation context (10-15% of cost), with a premium attributable to the high level of market penetration in many states where McLeodUSA operates. Land and buildings were assumed to receive a 25% recovery, furniture and fixtures 10%, and software development was ascribed no value.

Long-Term Investments

    This account represents EBITDA from Greene County Cable that is non-cash and is amortized on a quarterly basis. No proceeds are assumed to be generated.

PCS Licenses

    A recovery of 10% was used to estimate the total proceeds, based on the assumed implied marketability of these assets in a Chapter 7 context.

Other long-term assets

    Other current assets consist primarily of fiber assets. A 10% recovery is estimated consistent with current market rates for such assets.

Proceeds from Non-CLEC Telecommunications Business

    Proceeds in this category represent the amounts generated from the sale of McLeodUSA's non-CLEC telecommunications related businesses, including its directory publishing business, an Illinois

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ILEC, a South Dakota ILEC, and its Splitrock business. These sales are assumed to be completed by September 2002, but the closings on the two ILECs are assumed to be delayed until June 2003 due to required regulatory approval. Professional and legal fees incurred to complete such sales, as well as brokerage fees and other transaction costs, were assumed to be equal to 7.5% of the gross proceeds.

Wind-down operating costs

    Ongoing operating expenses consist of corporate overhead and occupancy costs to be incurred during the Chapter 7 liquidation period. McLeodUSA assumes that the liquidation would occur over an eighteen-month period and that such expenses, costs and overhead would decrease over time, especially after September 2002 when agreements are assumed to be reached for the sale of all of the assets. Any positive income from operating businesses generated during this time was assumed to offset wind-down operating costs.

Trustee & professional fees

    Based on McLeodUSA's review of the nature of these costs and the outcomes of similar liquidations, fees were estimated at $55 million. This figure is comprised of $30 million of trustee fees (2.0% of the proceeds available for distribution) and $25 million of other professional fees. The amount of professional fees is related to the large size and complexity of the liquidation.

Severance /stay bonuses

    Estimated severance and stay bonus amounts are based on other telecommunications restructurings/liquidations.

Secured Lender Claims

    Secured Lender Claims consist of a $150 million revolver, a $275 million Tranche A term loan, a $575 million Tranche B term loan, and $45.2 million in other senior secured debt (including capitalized leases, ICTC mortgage notes, and other miscellaneous debt).

General Unsecured Claims

    General unsecured claims consist of $3.042 billion of the Notes, $184.7 million of accounts payable estimated at the time of filing, $50 million of lease rejection and other unsecured claims, $37.1 million of customer deposits, and $141.3 million of other current liabilities. Moreover, McLeodUSA believes that the value of any distributions from the liquidation proceeds to each class of allowed claims in a Chapter 7 liquidation may not occur for a substantial period of time. In this regard, it is possible that distribution of the proceeds of the liquidation could be delayed for a year or more after the completion of such liquidation in order to resolve the claims and prepare for distributions. In the event litigation were necessary to resolve claims asserted in the Chapter 7 case, the delay could be further prolonged and administrative expenses further increased. The effects of this delay on the value of distributions under the hypothetical liquidation have not been considered.

    MCLEODUSA'S LIQUIDATION ANALYSIS IS AN ESTIMATE OF THE PROCEEDS THAT MAY BE GENERATED AS A RESULT OF A HYPOTHETICAL CHAPTER 7 LIQUIDATION OF THE ASSETS OF MCLEODUSA. Underlying the liquidation analysis are a number of estimates and assumptions that are inherently subject to significant economic, competitive and operational uncertainties and contingencies beyond the control of McLeodUSA or a Chapter 7 trustee. In addition, various liquidation decisions upon which certain assumptions are based are subject to change. Therefore, there can be no assurance that the assumptions and estimates employed in determining the liquidation values of McLeodUSA's assets will result in an accurate estimate of the proceeds that would be realized were McLeodUSA to undergo an actual liquidation. The actual amounts of claims against

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the estate could vary significantly from the estimate set forth herein, depending on the claims asserted during the pendency of the Chapter 7 case. Moreover, this liquidation analysis does not include liabilities that may arise as a result of litigation, certain new tax assessments, or other potential claims. This analysis also does not include potential recoveries from avoidance actions. No value was assigned to additional proceeds that might result from the sale of certain items with intangible value. Therefore, the actual liquidation value of McLeodUSA could vary materially from the estimates provided herein.

    The liquidation analysis set forth herein was based on the estimated values of McLeodUSA's assets on December 31, 2001. To the extent operations through such date are different than estimated, the asset values may change. These values have not been subject to any review, compilation or audit by any independent accounting firm.

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APPENDIX III

CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MCLEODUSA INCORPORATED

    McLeodUSA Incorporated, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

    FIRST: Pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware (the "DGCL") and in accordance with the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation, at a meeting of the Board of Directors of the Corporation, resolutions were adopted proposing and declaring advisable and in the best interests of the Corporation the following amendments to the Amended and Restated Certificate of Incorporation of the Corporation:

  1.
  Section 4.1 of Article 4 of the Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

    "4.1.  Authorized Shares

    The total number of shares of stock that the Corporation shall be authorized to issue is 2,034,000,000 shares, divided into four classes as follows: (i) 2,000,000,000 shares of Class A common stock having a par value of $.01 per share ("Class A Common Stock"); (ii) 22,000,000 shares of Class B common stock having a par value of $.01 per share ("Class B Common Stock"); (iii) 2,000,000 shares of serial preferred stock having a par value of $.01 per share ("Preferred Stock"); and (iv) 10,000,000 shares of serial preferred stock having a par value of $.001 per share ("Class II Preferred Stock").

    Upon the filing of this amendment with the Secretary of State of the State of Delaware (the "Effective Time"), and without any further action on the part of the Corporation or its stockholders (i) each 5 shares of Class A Common Stock then issued and outstanding or held in treasury shall be converted into 1 fully paid and nonassessable share of Class A Common Stock; (ii) each share of the 6.75% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") then issued and outstanding or held in treasury shall be reclassified into 39.05 fully paid and nonassessable shares of Class A Common Stock; (iii) each share of the Series D Convertible Preferred Stock (the "Series D Preferred Stock") then issued and outstanding or held in treasury shall be automatically reclassified into 378.79 fully paid and nonassessable shares of Class A Common Stock and (iv) each share of Series E Convertible Preferred Stock (the "Series E Preferred Stock") then issued and outstanding or held in treasury shall be automatically reclassified into 378.79 fully paid and nonassessable shares of Class A Common Stock. To reflect the foregoing:

  (A)
  Each certificate representing shares of Class A Common Stock theretofore issued and outstanding shall represent 0.2 times the number of shares of Class A Common Stock issued and outstanding after such combination; and the holder of record of each such certificate shall be entitled to receive a new certificate representing a number of shares of Class A Common Stock equal to 0.2 times the number of shares represented by said certificate for theretofore issued and outstanding shares, so that upon the Effective Time each holder of record of 5 shares of the Class A Common Stock will have, or be entitled to, a certificate representing one share of Class A Common Stock.

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  (B)
  Each certificate representing shares of Series A Preferred Stock theretofore issued and outstanding shall represent solely the right to receive a new certificate representing a number of shares of Class A Common Stock equal to 39.05 times the number of shares represented by said certificate for theretofore issued and outstanding shares of Series A Preferred Stock, so that upon the Effective Time each holder of record of 1 share of the Series A Preferred Stock will have, or be entitled to, a certificate representing 39.05 shares of Class A Common Stock.

  (C)
  Each certificate representing shares of Series D Preferred Stock theretofore issued and outstanding shall represent solely the right to receive a new certificate representing a number of shares of Class A Common Stock equal to 378.79 times the number of shares represented by said certificate for theretofore issued and outstanding shares of Series D Preferred Stock, so that upon the Effective Time each holder of record of 1 share of the Series D Preferred Stock will have, or be entitled to, a certificate representing 378.79 shares of Class A Common Stock.

  (D)
  Each certificate representing shares of Series E Preferred Stock theretofore issued and outstanding shall represent solely the right to receive a new certificate representing a number of shares of Class A Common Stock equal to 378.79 times the number of shares represented by said certificate for theretofore issued and outstanding shares of Series E Preferred Stock, so that upon the Effective Time each holder of record of 1 share of the Series E Preferred Stock will have, or be entitled to, a certificate representing 378.79 shares of Class A Common Stock.

    In lieu of the issuance of any fractional shares that would otherwise result from the reverse split and stock reclassifications effected hereby, the Corporation shall issue to any stockholder that would otherwise receive fractional shares of Class A Common Stock 1 whole share of Class A Common Stock."

  2.
  The following Article "11" is added to the Amended and Restated Certificate of Incorporation:

    "ARTICLE 11. SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

    The Corporation elects not to be governed by Section 203 of the Delaware General Corporation Law, as the same may be amended from time to time. This election shall be effective as of the earliest date permitted by law."

    SECOND:  The foregoing amendments to the Amended and Restated Certificate of Incorporation were approved at a special meeting of the stockholders of the Corporation duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

    THIRD:  The foregoing amendments to the Amended and Restated Certificate of Incorporation were duly adopted in accordance with the provisions of Sections 141 and 242 of the DGCL.

    IN WITNESS THEREOF, the Corporation has caused this certificate to be executed by its duly authorized officer, as of the  day of      2002.

MCLEODUSA INCORPORATED
By:	Name: Title:

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APPENDIX IV

DELAWARE GENERAL CORPORATION LAW

§203.  Business combinations with interested stockholders.

(a)
Notwithstanding any other provisions of this chapter, a corporation shall not engage in any business combination with any interested stockholder for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

(1)
Prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(2)
Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3)
At or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

(b)
The restrictions contained in this section shall not apply if:

(1)
The corporation's original certificate of incorporation contains a provision expressly electing not to be governed by this section;

(2)
The corporation, by action of its board of directors, adopts an amendment to its bylaws within 90 days of February 2, 1988, expressly electing not to be governed by this section, which amendment shall not be further amended by the board of directors;

(3)
The corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by this section; provided that, in addition to any other vote required by law, such amendment to the certificate of incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall be effective immediately in the case of a corporation that both (i) has never had a class of voting stock that falls within any of the 3 categories set out in subsection (b)(4) hereof, and (ii) has not elected by a provision in its original certificate of incorporation or any amendment thereto to be governed by this section. In all other cases, an amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. A bylaw amendment adopted pursuant to this paragraph shall not be further amended by the board of directors;

(4)
The corporation does not have a class of voting stock that is: (i) Listed on a national securities exchange; (ii) authorized for quotation on The NASDAQ Stock Market; or (iii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder;

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  (5)
  A stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the 3-year period immediately prior to a business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership;

  (6)
  The business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the 2nd sentence of this paragraph; (ii) is with or by a person who either was not an interested stockholder during the previous 3 years or who became an interested stockholder with the approval of the corporation's board of directors or during the period described in paragraph (7) of this subsection (b); and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than 1) who were directors prior to any person becoming an interested stockholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the corporation (except for a merger in respect of which, pursuant to § 251(f) of this title, no vote of the stockholders of the corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in 1 transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation shall give not less than 20 days' notice to all interested stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the 2nd sentence of this paragraph; or

  (7)
  The business combination is with an interested stockholder who became an interested stockholder at a time when the restrictions contained in this section did not apply by reason of any of paragraphs (1) through (4) of this subsection (b), provided, however, that this paragraph (7) shall not apply if, at the time such interested stockholder became an interested stockholder, the corporation's certificate of incorporation contained a provision authorized by the last sentence of this subsection (b).

    Notwithstanding paragraphs (1), (2), (3) and (4) of this subsection, a corporation may elect by a provision of its original certificate of incorporation or any amendment thereto to be governed by this section; provided that any such amendment to the certificate of incorporation shall not apply to restrict a business combination between the corporation and an interested stockholder of the corporation if the interested stockholder became such prior to the effective date of the amendment.

(c)
As used in this section only, the term:

(1)
"Affiliate" means a person that directly, or indirectly through 1 or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(2)
"Associate," when used to indicate a relationship with any person, means: (i) Any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any

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    relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

  (3)
  "Business combination," when used in reference to any corporation and any interested stockholder of such corporation, means:

  (i)
  Any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with (A) the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

  (ii)
  Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in 1 transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;

  (iii)
  Any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, except: (A) Pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under § 251(g) of this title; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of such corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the corporation; provided however, that in no case under items (C)-(E) of this subparagraph shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the corporation or of the voting stock of the corporation;

  (iv)
  Any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

  (v)
  Any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) of this paragraph) provided by or through the corporation or any direct or indirect majority-owned subsidiary.

  (4)
  "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the

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    direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for 1 or more owners who do not individually or as a group have control of such entity.

  (5)
  "Interested stockholder" means any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (x) any person who (A) owned shares in excess of the 15% limitation set forth herein as of, or acquired such shares pursuant to a tender offer commenced prior to, December 23, 1987, or pursuant to an exchange offer announced prior to the aforesaid date and commenced within 90 days thereafter and either (I) continued to own shares in excess of such 15% limitation or would have but for action by the corporation or (II) is an affiliate or associate of the corporation and so continued (or so would have continued but for action by the corporation) to be the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such a person is an interested stockholder or (B) acquired said shares from a person described in item (A) of this paragraph by gift, inheritance or in a transaction in which no consideration was exchanged; or (y) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the corporation; provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph (8) of this subsection but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

  (6)
  "Person" means any individual, corporation, partnership, unincorporated association or other entity.

  (7)
  "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

  (8)
  "Voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

  (9)
  "Owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

  (i)
  Beneficially owns such stock, directly or indirectly; or

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    (ii)
    Has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

    (iii)
    Has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

  (d)
  No provision of a certificate of incorporation or bylaw shall require, for any vote of stockholders required by this section, a greater vote of stockholders than that specified in this section.

  (e)
  The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all matters with respect to this section.

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APPENDIX V

MCLEODUSA INCORPORATED
2001 OMNIBUS EQUITY PLAN

1.
Purpose; Establishment.

    The McLeodUSA Incorporated 2001 Omnibus Equity Plan (the "Plan") is intended to promote the interests of the Company and its shareholders by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees, consultants and non-employee directors in fulfilling their personal responsibilities for long-range achievements.

    The Plan has been adopted and approved by the Board of Directors and shall become effective as of [insert date], subject to the approval of the stockholders of the Company.

2.
Definitions.

    As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "Affiliate" means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

  (b)
  "Agreement" shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

  (c)
  "Award" shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

  (d)
  "Board of Directors" shall mean the Board of Directors of McLeodUSA Incorporated.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

  (f)
  "Committee" shall mean, at the discretion of the Board of Directors, the full Board of Directors or a committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an "outside director" within the meaning of Section 162(m) of the Code and a "nonemployee director" within the meaning of Rule 16b-3.

  (g)
  "Company" shall mean McLeodUSA Incorporated, a Delaware corporation, and, where appropriate, each of its Affiliates.

  (h)
  "Company Stock" shall mean the Class A common stock of the Company, par value $0.01 per share.

  (i)
  "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

  (j)
  "Effective Date" shall mean [insert date].

  (k)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

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  (l)
  The "Fair Market Value" of a share of Company Stock shall mean the average of the high and low price of Company Stock as quoted on Nasdaq Automated Quotation System and published in The Wall Street Journal with respect to the date on which the fair market value is to be determined, or if there is no trading of Company Stock on such date, such price on the next date on which there is trading in such shares. In the event that shares of Company Stock are not quoted on such system or traded in a similar market, Fair Market Value shall be determined by the Board of Directors in good faith.

  (m)
  "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

  (n)
  "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

  (o)
  "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

  (p)
  "Other Award" shall mean an award granted pursuant to Section 11 hereof.

  (q)
  "Participant" shall mean an employee or consultant of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the employee or consultant, his or her successors, heirs, executors and administrators, as the case may be.

  (r)
  "Phantom Stock" shall mean the right, granted pursuant to Section 9, to receive in cash, shares or other property the value of which is related to the Fair Market Value of a share of Company Stock.

  (s)
  "Reload Option" shall mean a Nonqualified Stock Option granted pursuant to Section 7(c)(5).

  (t)
  "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to restrictions as set forth in Section 8(d).

  (u)
  "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  (v)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (w)
  "Stock Appreciation Right" shall mean the right to receive an amount up to the excess of the Fair Market Value of a share of Company Stock (as determined on the date of exercise), over (i) if the Stock Appreciation Right is not related to an Option, the purchase price of a share of Company Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the purchase price of a share of Company Stock specified in the related Option, and pursuant to such further terms and conditions as are provided under Section 11.

  (x)
  "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 10.

  (y)
  "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

  (z)
  "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock or other Award may vest.

3.
Stock Subject to the Plan

(a)
Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be [insert amount] shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued

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    Company Stock held in the Company's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

    The grant of Phantom Stock shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan.

  (b)
  Individual Limitation. The total number of shares of Company Stock subject to Awards (including Awards which may be payable in cash but denominated as shares of Company Stock, i.e., Phantom Stock), awarded to any employee shall not exceed [insert amount] shares during any tax year of the Company in which the employee first becomes employed by the Company or a Subsidiary, or [insert amount] shares in any other tax year of the Company (in each case subject to adjustment as provided herein). In addition, for any tax year of the Company, the maximum number of shares of Restricted Stock that may be granted to a Covered Employee for which the lapse of the restrictions of Section 8(d) is subject to the attainment of pre-established performance goals in accordance with Section 8(i) shall not exceed [insert amount] (subject to adjustment as provided herein).

  (c)
  Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spinoff, combination, repurchase, or share exchange, or other similar corporate transaction or event, unless otherwise determined by the Committee in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

  (d)
  Adjustment for Change or Exchange of Shares for Other Consideration. In the event the outstanding shares of Company Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction ("Transaction"), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Company Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Company Stock covered by the Award would have been changed or exchanged had they been held by a shareholder of the Company.

  (e)
  Reuse of Shares. The following shares of Company Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; and any shares

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    of Restricted Stock forfeited and (2) any previously owned or withheld shares of Company Stock obtained by the Participant pursuant to an Option exercise and received by the Company in exchange for Option shares upon a Participant's exercise of an Option, as permitted under Section 7(c)(3) hereof.

4.
Administration of the Plan.

    The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

    The Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or other Award or otherwise adjust any of the terms applicable to any such Award.

5.
Eligibility.

    The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company) and nonemployee service providers and consultants, in each case as the Committee shall select from time to time. The grant of an Award hereunder in any year to any employee, service provider or consultant shall not entitle such person to a grant of an Award in any future year.

6.
Awards Under the Plan; Agreement.

    The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

    Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.
Options.

(a)
Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.

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  (b)
  Exercise Price. Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. Subject to Section 7(d) hereof, the option exercise price per share shall be determined by the Committee at the time of grant.

  (c)
  Term and Exercise of Options. (1) Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. Subject to Section 7(d) hereof, the Committee shall determine the expiration date of each Option.

  (2)
  To the extent that an Option to purchase shares is not exercised by a Participant when it becomes initially exercisable, it shall not expire but carry forward and shall be exercisable until its expiration or as provided by Section 7(e) hereof.

  (3)
  An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods as the Committee may from time to time authorize. In the case of a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

  (4)
  Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

  (5)
  The Committee shall have the authority to specify, at the time of grant or, with respect to Nonqualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Nonqualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3)(B) above, subject to the availability of shares of Company Stock under the Plan at the time of such exercise. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

  (d)
  Limitations on Incentive Stock Options. (1) The exercise price per share of Company Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Company Stock on the date of grant.

  (2)
  To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

  (3)
  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock

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      possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e)
  Effect of Termination of Employment. (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than (i) Cause, as defined in the applicable Agreement, or (ii) death or long-term disability, the Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the Agreement (or as may be provided by the Committee), but in no event following the expiration of the Option's term. The treatment of any Option that remains unexercisable as of the date of termination shall be as set forth in the Agreement (or as may be otherwise determined by the Committee).

  (2)
  In the event that the employment of a Participant with the Company shall terminate on account of the death or permanent disability of the Participant, all Options granted to such Participant that remain outstanding as of the date of death or permanent disability, shall become fully exercisable and shall remain exercisable by the Participant's legal representatives, heirs or legatees for such period as may be provided in the Agreement (or as otherwise may be determined by the Committee), but in no event following the expiration of its term. Cessation of active employment or service due to commencement of long-term disability as determined by the Committee shall not be deemed to constitute a termination of employment or service for purposes of the Plan, and during the continuance of such long-term disability the individual shall be deemed to continue active employment or service with the Company; provided, however, that the Committee may in its sole discretion determine that a Participant's long-term disability constitutes a permanent disability and may deem such permanent disability to be a termination of employment or service for any or all purposes under this Plan.

  (3)
  In the event of the termination of a Participant's employment for Cause, as defined in the applicable Agreement, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

  (f)
  Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.

8.
Restricted Stock.

(a)
Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)
Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

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  (c)
  Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (d)
  Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

  (e)
  Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

  (f)
  Issuance of Certificates. (1) Following the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the McLeodUSA Incorporated 2001 Omnibus Equity Plan and an Agreement entered into between the registered owner of such shares and the Company.

        Such legend shall not be removed until such shares vest pursuant to the terms hereof.

    (2)
    Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

  (g)
  Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

  (h)
  Effect of Termination of Employment. (1) Except as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee's authority under Section 4 hereof, upon the termination of a Participant's employment for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

V–7

    (2)
    In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

  (i)
  Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees may be based on the attainment of performance goals pre-established by the Committee. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9.
Phantom Stock.

(a)
Vesting Date. At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

(b)
Benefit Upon Vesting. Upon the vesting of a share of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such share vests, an amount, in cash and/or shares of Company Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

(c)
Conditions to Vesting. At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(d)
Effect of Termination of Employment. Except as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee's amendment authority pursuant to Section 4, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason.

(e)
Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees may be based on the attainment of performance criteria as described in Section 8(i) hereof, in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award shall be paid to a Covered Employee until the attainment of the respective performance measures have been certified by the Committee.

10.
Stock Bonuses.

    In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant

V–8

was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

11.
Other Awards; Stock Appreciation Rights.

(a)
Other forms of Awards (including any Stock Appreciation Rights, hereinafter "Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

(b)
A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

(c)
A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 11(f). Such Option will, to the extent surrendered, then cease to be exercisable.

(d)
In the case of Stock Appreciation Rights granted in relation to Options, if the Appreciation Right covers as many shares as the related Option, the exercise of a related Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Option, when a portion of the related Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Option.

(e)
Subject to Section 11(k) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(f)
Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i)
The difference obtained by subtracting the purchase price of a share of Company Stock specified in the related Option from the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right, by

(ii)
The number of shares as to which such Stock Appreciation Rights will have been exercised.

  (g)
  A Stock Appreciation Right granted without relationship to an Option will be exercisable as determined by the Committee but in no event after ten years from the date of grant.

  (h)
  A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

  (i)
  The difference obtained by subtracting the Fair Market Value of a share of Company Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right, by

V–9

    (ii)
    the number of shares as to which such Stock Appreciation Rights will have been exercised.

  (i)
  Notwithstanding subsections (f) and (h) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant's Stock Appreciation Right granted hereunder.

  (j)
  Payment of the amount determined under subsections (f) and (h) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that full payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

  (k)
  The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right or as it may otherwise deem advisable.

12.
Rights as a Shareholder.

    No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.
No Employment Rights; No Right to Award.

    Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

    No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

14.
Securities Matters.

(a)
Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)
The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The

V–10

    Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.
Withholding Taxes.

    Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

    Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

16.
Notification of Election Under Section 83(b) of the Code.

    If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

17.
Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

    Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

18.
Amendment or Termination of the Plan.

    The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award.

19.
Transfers Upon Death; Nonassignability.

    Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an

V–11

agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant or Nonemployee Director and to be bound by the acknowledgments made by the Participant or Nonemployee Director in connection with the grant of the Award.

    During the lifetime of a Participant, the Committee may, in its sole and absolute discretion, permit the transfer of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family (including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners) or to other persons or entities approved by the Committee; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

20.
Expenses and Receipts.

    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

21.
Effective Date and Term of Plan.

    The Plan shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

22.
Applicable Law.

    Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

23.
Participant Rights.

    No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

24.
Unfunded Status of Awards.

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

25.
No Fractional Shares.

    No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

V–12

26.
Beneficiary.

    A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

27.
Interpretation.

    The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

28.
Severability.

    If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

V–13

    McLeodUSA has appointed Innisfree M&A Incorporated as Information Agent for the solicitation of proxies and the Voting Agent for acceptances of the proposed plan of reorganization. All inquiries relating to this Proxy/Disclosure Statement and the transactions contemplated hereby should be directed to the Information and Voting Agent at the telephone numbers and address set forth below.

501 Madison Avenue, 20th Floor
New York, New York 10022
Banks and Brokers Call Collect: (212) 750-5833
or
All Others Call Toll Free: (888) 750-5834

    Requests for additional copies of this Proxy/Disclosure Statement, McLeodUSA's Third Quarter 2001 Quarterly Report on Form 10-Q or McLeodUSA's 2000 Annual Report on Form 10-K, may be directed to the Information and Voting Agent at the respective telephone numbers and addresses listed above.

MCLEODUSA INCORPORATED
PROXY FOR THE HOLDERS OF
CLASS A COMMON STOCK
FOR THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON JANUARY 14, 2002

[  •  ]

    The undersigned hereby appoints Chris A. Davis and Randall Rings or either one of them as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock, $.01 par value per share, of McLeodUSA Incorporated (the "Corporation") held of record by the undersigned on December [  •  ], 2001 at the Special Meeting of Stockholders to be held on January 14, 2002 or any adjournments or postponements thereof, for the items shown below and in any other matter that may properly come before the meeting:

P
R
O
X
Y

FOR, the following proposals:

(1)
an amendment to McLeodUSA's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") Certificate of Incorporation to reclassify the outstanding shares of Series A preferred stock into Class A common stock (the "Series A Reclassification");

(2)
an amendment to the Certificate of Incorporation to reclassify the outstanding shares of Series D preferred stock into Class A common stock (the "Series D Reclassification");

(3)
an amendment to the Certificate of Incorporation to reclassify the outstanding shares of Series E preferred stock into Class A common stock (the "Series E Reclassification");

(4)
an amendment to the Certificate of Incorporation which would effect a 5-to-1 reverse stock split (the "Reverse Stock Split") of McLeodUSA's outstanding shares of Class A common stock such that each share of Class A common stock will automatically convert into one-fifth of one share of Class A common stock;

(5)
an amendment to the Certificate of Incorporation to eliminate certain anti-takeover provisions by electing for McLeodUSA not to be subject to Section 203 of the Delaware General Corporation Law (the "Section 203 Proposal");

(6)
the Issuance (the "Issuance") of (a) shares of Class A common stock issuable upon conversion of a new class of mandatorily convertible preferred stock to be issued to Forstmann Little; (b) shares of Class A common stock issuable upon the exercise of new warrants being issued to Forstmann Little in connection with the issuance of the new class of mandatorily convertible preferred stock; (c) shares of Class A common stock to holders of McLeodUSA's senior notes pursuant to the exchange offer; (d) shares of Class A common stock in connection with the Series A reclassification, the Series D reclassification and the Series E reclassification; and

(7)
to approve the adoption of the McLeodUSA 2001 Omnibus Equity Plan (the "Management Incentive Plan").

(change of address/comments)

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. OR YOU CAN
GIVE YOUR PROXY BY CALLING THE TOLL-FREE TELEPHONE
NUMBER OR BY USING THE INTERNET,
EACH AS DESCRIBED IN THE INSTRUCTIONS ON THE
REVERSE OF THIS PROXY CARD.
See reverse for voting instructions.

There are three ways to vote your Proxy.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Voting by telephone or through the Internet saves McLeodUSA postage and other expenses.

VOTE BY PHONE—TOLL FREE—1-800 [  •  ]—QUICK***EASY***IMMEDIATE

Use any touch-tone telephone to vote your proxy 24 hours a days, 7 days a week until [  •  ], New York City time, on [  •  ], 2002. Have your proxy card in hand when you call.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above.

  •
  Follow the simple instructions the voice message provides you.

VOTE VIA INTERRNET—http://www.[  •  ].com/mcld/—QUICK***EASY***IMMEDIATE

Use the Internet to vote your proxy 24 hours a days, 7 days a week, until [  •  ], New York City time, on [  •  ], 2002. Have your proxy card in hand when you access the Web site.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to [  •  ]. If you vote by phone or the Internet, please do not mail your proxy card.

(If you have written in the above space, please mark the corresponding box on the reverse side.) You are encouraged to specify your choices by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the recommendations of the special committee of the board of directors and the disinterested members of the board of directors. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

The Special Meeting of Stockholders will be held on January 14, 2002 at 10:00 a.m., local time, at [  •  ].

SEE REVERSE SIDE
X
Please mark your votes as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" the Series A Reclassification, Series D Reclassification, Series E Reclassification, Reverse Stock Split, Section 203 Proposal, the Issuance and the Management Incentive Plan.

The special committee of the board of directors and the disinterested members of the board of directors recommends a vote for the Series A Reclassification, Series D Reclassification, Series E Reclassification, Reverse Stock Split, Section 203 Proposal, the Issuance and the Management Incentive Plan.

To approve the Series A Reclassification.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
To approve the Series D Reclassification.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
To approve the Series E Reclassification.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
To approve the Reverse Stock Split.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
To approve the Section 203 Proposal.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
To approve the Issuance.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
To approve the Management Incentive Plan.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE SIDE.		[ ]
SIGNATURE(S)

DATE

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Fold and Detach Here

MCLEODUSA INCORPORATED
PROXY FOR HOLDERS OF
SERIES A PREFERRED STOCK
FOR SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON JANUARY 14, 2002
[  •  ]

     The undersigned hereby appoints Chris A. Davis and Randall Rings or either one of them as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Series A preferred stock of McLeodUSA Incorporated (the "Corporation") held of record by the undersigned on December [  •  ], 2001 at the Special Meeting of Stockholders to be held on January 14, 2002 or any adjournments or postponements thereof, for the item shown below and in any other matter that may properly come before the meeting:

P
R
O
X
Y

    FOR, an amendment to McLeodUSA's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to reclassify the outstanding shares of Series A preferred stock into Class A common stock (the "Series A Reclassification").

(change of address/comments)

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. OR YOU CAN
GIVE YOUR PROXY BY CALLING THE TOLL-FREE TELEPHONE
NUMBER OR BY USING THE INTERNET,
EACH AS DESCRIBED IN THE INSTRUCTIONS ON THE
REVERSE OF THIS PROXY CARD.
See reverse for voting instructions.

There are three ways to vote your Proxy.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Voting by telephone or through the Internet saves McLeodUSA postage and other expenses.

VOTE BY PHONE—TOLL FREE—1-800 [  •  ]—QUICK***EASY***IMMEDIATE

Use any touch-tone telephone to vote your proxy 24 hours a days, 7 days a week until [  •  ], New York City time, on [  •  ], 2002. Have your proxy card in hand when you call.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above.

  •
  Follow the simple instructions the voice message provides you.

VOTE VIA INTERRNET—http://www.[  •  ].com/mcld/—QUICK***EASY***IMMEDIATE

Use the Internet to vote your proxy 24 hours a days, 7 days a week, until [  •  ], New York City time, on [  •  ], 2002. Have your proxy card in hand when you access the Web site.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to [  •  ]. If you vote by phone or the Internet, please do not mail your proxy card.

(If you have written in the above space, please mark the corresponding box on the reverse side.) You are encouraged to specify your choices by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the recommendations of the special committee of the board of directors and the disinterested members of the board of directors. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

    The Special Meeting of Stockholders will be held on January 14, 2002 at 10:00 a.m., local time at [  •  ].

SEE REVERSE SIDE

X          Please mark your votes as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" the Series A Reclassification.

The special committee of the board of directors and the disinterested members of the board of directors recommends a vote for the Series A Reclassification.

To approve the Series A Reclassification.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE SIDE.		[ ]
SIGNATURE(S)

Date

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

________________________________________________________________

Fold and Detach Here

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE
MATERIALS MAILED HEREWITH

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
In re:	:
	:	Chapter 11
MCLEODUSA INCORPORATED,	:
	:	Case No.
Debtor.	:
X

MASTER BALLOT FOR ACCEPTING OR REJECTING
THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED

(Master Ballot for Class A Common Stock)

    This master ballot (the "Master Ballot") is being sent to banks, brokerage entities, or other nominees (or their agents) of beneficial owners of shares of Class A common stock with respect to the solicitation of votes on the Plan of Reorganization (the "Plan") of McLeodUSA Incorporated ("McLeodUSA"). Enclosed herewith for transmittal to beneficial owners is a beneficial owner ballot for beneficial owners to use in voting to accept or reject the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on beneficial owners if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of claims and by holders of at least two-thirds in amount of equity interests in each class voting on the Plan that actually cast ballots. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of 11 U.S.C. § 1129(b). To have the votes of beneficial owners count, you must complete and return this Master Ballot. A vote to accept the Plan shall be deemed a vote to accept (i) the Management Incentive Plan described in the Proxy/Disclosure Statement and Solicitation of Acceptances (the "Disclosure Statement") accompanying the Plan, and (ii) the Releases identified in the Plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT. IF THE MASTER BALLOT HAS NOT BEEN RECEIVED BY INNISFREE M&A INCORPORATED (THE "VOTING AGENT") BY 5:00 P.M. EASTERN TIME ON JANUARY 15, 2002 (THE "VOTING DEADLINE"), IT WILL NOT BE COUNTED. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT TO THE VOTING AGENT BEFORE THE VOTING DEADLINE.

Class A Common Stock
CUSIP #

Item 1.  Certification of Authority to Vote.  The undersigned certifies that as of the December   , 2001 record date, the undersigned (please check appropriate box):

/
/  Is a broker, bank or other nominee for the beneficial owners of the aggregate number of shares of Class A common stock listed in Item 2 below, and is the registered holder of such securities, or

/
/  Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate number of shares of Class A common stock listed in Item 2 below, or

/
/  Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or beneficial owner, that is the registered holder of the aggregate number of shares of Class A common stock listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the shares of Class A common stock described in Item 2.

Item 2.  Vote.  The undersigned transmits the following votes of beneficial owners in respect of their shares of Class A common stock, and certifies that the following beneficial owners of the shares of Class A common stock, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the December   , 2001 record date and have delivered to the undersigned, as Nominee, beneficial owner ballots casting such votes. Indicate in the appropriate column the aggregate number of shares voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note each beneficial owner must vote all of his, her or its shares of Class A common stock to accept or to reject the Plan and may not split such vote.

Number of Shares of Class A Common Stock Voted to ACCEPT or REJECT the Plan*
Your Customer Account Number for Each Beneficial Owner of Shares of Class A Common Stock

	ACCEPT	REJECT

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

TOTALS:

*
In order to vote on the Plan, the beneficial owner must have checked a box in item 2 to ACCEPT or REJECT the Plan on the beneficial owner's ballot. Accordingly, if the beneficial owner did not check a box in item 2 on the beneficial owner's ballot, please do not enter any vote in this column.

2

Item 3.  Certification.  By signing this Master Ballot, the undersigned certifies that each beneficial owner of the shares of Class A common stock listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

Name of Broker, Bank or other Nominee:

(Print or Type)
Name of Proxy Holder or Agent for Broker, Bank or other Nominee (if applicable):

(Print or Type)

Social Security or Federal Tax I.D. No.:

Signature:

By:
(If Appropriate)

Title:
(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number:	( )

(Including Area Code)

Date Completed:

IF YOU HAVE ANY QUESTIONS

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER MATERIALS, PLEASE CALL THE VOTING AGENT, INNISFREE M&A INCORPORATED. BROKERS, BANKS AND OTHER NOMINEES SHOULD CALL (212) 750-5833.

    THIS MASTER BALLOT MUST BE RECEIVED BY 5:00 P.M., EASTERN TIME, ON JANUARY 15, 2002, BY THE VOTING AGENT, INNISFREE M&A INCORPORATED, OR YOUR CUSTOMERS' VOTES WILL NOT BE COUNTED.

        INNISFREE M&A INCORPORATED
        501 MADISON AVENUE, 20TH FLOOR
        NEW YORK, NEW YORK 10022
        ATTN: MCLEODUSA BALLOT TABULATION

3

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

    McLeodUSA is soliciting your customers' votes on its Plan attached to the Disclosure Statement. Please review the Disclosure Statement and Plan carefully before you complete the Master Ballot. Unless otherwise defined, capitalized terms used herein and in the Master Ballot shall have the meanings ascribed to them in the Plan.

    The Master Ballot is to be used by brokers, proxy intermediaries, banks or other nominees of beneficial owners of shares of Class A common stock. The Master Ballot must summarize votes cast by beneficial owners to accept or reject the Plan pursuant to beneficial owner ballots. The Master Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by McLeodUSA of the nature, validity, or amount of any claim.

    You must deliver the beneficial owner ballot to each beneficial owner for whom you hold shares of Class A common stock, and take any action required to enable each such beneficial owner to timely vote his or her shares of Class A common stock to accept or reject the Plan. With regard to any beneficial owner ballots returned to you, you must (1) execute the Master Ballot so as to reflect the voting instructions given to you in the beneficial owner ballots by the beneficial owners for whom you hold shares of Class A common stock and (2) forward such Master Ballots to the Voting Agent.

    Multiple Master Ballots may be completed and delivered to the Voting Agent. Votes reflected by multiple Master Ballots will be counted except to the extent that the votes thereon are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest Master Ballots received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot(s) supplements rather than supersedes earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Vote" or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

    To have the votes of your customers count, you must complete, sign and return this Master Ballot so that it is RECEIVED by the Balloting Agent, Innisfree M&A Incorporated, by 5:00 p.m., eastern time, on January 15, 2002. Unsigned Master Ballots will not be counted.

    To complete the Master Ballot properly, take the following steps:

  a.
  Check the appropriate box in Item 1 on the Master Ballot;

  b.
  Indicate the votes to accept or reject the Plan in Item 2 of the Master Ballot, as transmitted to you by the beneficial owners of the shares of Class A common stock. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER OR ITS NOTES EITHER TO ACCEPT OR REJECT THE PLAN, AND MAY NOT SPLIT THEIR VOTES. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any ballot or Master Ballot that is signed, dated and timely received, but does not indicate acceptance or rejection of the Plan will not be counted for purposes of voting on the Plan;

  c.
  Review the certification in Item 3 of the Master Ballot;

  d.
  Sign and date the Master Ballot and provide the remaining information requested;

4

  e.
  If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item on the Master Ballot to which you are responding;

  f.
  Contact the Voting Agent if you need any additional information; and

  g.
  Deliver the completed, executed Master Ballot so as to be received by the Voting Agent before the Voting Deadline. For each completed, executed beneficial owner ballot returned to you by a beneficial owner, either forward such ballot (along with your Master Ballot) to the Voting Agent or retain such ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

    This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. No beneficial owner ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

    No fees, commissions, or other renumeration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, reimburse you for customary mailing and handling expenses incurred by you in forwarding the beneficial owner ballots and other enclosed materials to the beneficial owners of shares of Class A common stock held by you as a nominee or in a fiduciary capacity. We also will pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF MCLEODUSA OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE RELATED DOCUMENTS.

PLEASE RETURN YOUR MASTER BALLOT PROMPTLY!

IF YOU HAVE ANY QUESTIONS REGARDING THE MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE VOTING AGENT.

BROKERS, BANKS AND OTHER NOMINEES SHOULD CALL (212) 750-5833.

5

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE
MATERIALS MAILED HEREWITH

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
In re:	:
	:	Chapter 11
MCLEODUSA INCORPORATED,	:
	:	Case No.
Debtor.	:
X

BENEFICIAL OWNER BALLOT FOR ACCEPTING OR REJECTING
THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED

(Class A Common Stock)

    This ballot is being sent to beneficial owners of shares of Class A common stock with respect to the solicitation of votes on the Plan of Reorganization (the "Plan") of McLeodUSA Incorporated ("McLeodUSA"). The Plan can be confirmed by the Bankruptcy Court and thereby made binding on beneficial owners if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of claims and by holders of at least two-thirds in amount of equity interests in each class voting on the Plan that actually cast ballots. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of 11 U.S.C. § 1129(b). To have your vote count, you must complete and return this ballot. A vote to accept the Plan shall be deemed a vote to accept (i) the Management Incentive Plan described in the Proxy/Disclosure Statement and Solicitation of Acceptances (the "Disclosure Statement") accompanying the Plan, and (ii) the Releases identified in the Plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY AND RETURN
YOUR BALLOT IN THE ENVELOPE PROVIDED.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN TIME, ON JANUARY 15, 2002.

IF YOUR RETURN ENVELOPE IS ADDRESSED TO YOUR NOMINEE, PLEASE ALLOW ADDITIONAL TIME FOR YOUR VOTE TO BE PROCESSED BY THE NOMINEE AND VOTED ON A MASTER BALLOT PRIOR TO THE VOTING DEADLINE.

Class A Common Stock
CUSIP #

    By signing below, you are certifying that either you were the beneficial owner on December   , 2001, of shares of Class A common stock in the number set forth below or you are an authorized signatory for someone who was a beneficial owner of such shares of Class A common stock on December   , 2001. An authorized signatory of an eligible beneficial owner may execute this ballot, but must provide the name and address of the beneficial owner on this ballot and may be required to submit evidence to the Bankruptcy Court demonstrating such signatory's authorization to vote on behalf of the beneficial owner. Authorized signatories voting on behalf of more than one beneficial owner must complete a separate ballot for each owner.

    Beneficial owners may not split their vote on the Plan with respect to their shares of Class A common stock. If you are submitting a vote with respect to any shares of Class A common stock that you beneficially own, you must vote all of your shares of Class A common stock in the same way (i.e., all "accept" or all "reject").

    You may receive multiple mailings containing ballots, especially if you own your shares of Class A common stock through more than one bank, broker, or other intermediary. You should vote each ballot that you receive for all of the shares of Class A common stock that you beneficially own. You must provide all of the information requested by this ballot. Failure to do so may result in the disqualification of your vote.

Item 1. Number of Shares of Class A Common Stock.

    I hereby certify that I am the beneficial owner (or authorized signatory for a beneficial owner) of                     [insert number of shares] shares of Class A common stock.

Item 2. Vote on Plan. (Please Check One.)

The undersigned:	/ /	ACCEPTS (votes FOR) the Plan.
	/ /	REJECTS (votes AGAINST) the Plan.

2

Item 3. Certification.

    By signing this ballot, the undersigned hereby certifies that it is the beneficial owner of the shares of Class A common stock to which this ballot pertains and, if sending this ballot to the registered or record holder of, or other nominee of the undersigned with the shares of Class A common stock to which this ballot pertains, the undersigned hereby authorizes and instructs it to (i) execute a Master Ballot reflecting this ballot and (ii) deliver such Master Ballot to the Voting Agent. However, if the undersigned is a registered holder or if the beneficial owner ballot has been prevalidated by a nominee, the beneficial owner must return this ballot directly to the Voting Agent. The voter also acknowledges that its vote to accept or reject the Plan is subject to all the terms and conditions set forth in the Disclosure Statement with respect to the Plan.

Name of Voter:
(Print or Type)
Social Security or Federal Tax I.D. No.:
Signature:
By:
Print or Type Name:
Title:
Address:

Date Completed:

THE VOTING DEADLINE IS 5:00 P.M., PREVAILING EASTERN TIME, ON JANUARY 15, 2002.

PLEASE MAKE SURE YOU HAVE PROVIDED
ALL INFORMATION REQUESTED BY THIS BALLOT.

3

INSTRUCTIONS FOR COMPLETING THE BALLOT

    McLeodUSA is soliciting your votes on its Plan attached to the Disclosure Statement, a copy of which is enclosed herewith. Please review the Disclosure Statement and the Plan carefully before you complete this ballot. Unless otherwise defined, capitalized terms used herein and in the Master Ballot shall have the meanings ascribed to them in the Plan.

    This ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by McLeodUSA of the nature, validity or amount of your interest. This ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

    A vote to accept the Plan constitutes an agreement to the releases of the parties specified in the Plan, and also constitutes an acceptance of the Management Incentive Plan described in the Disclosure Statement.

    To have your vote count, you must complete, sign and return this ballot to the address set forth on the enclosed, pre-addressed postage-paid envelope provided. Unsigned ballots will not be counted. The voting deadline is 5:00 p.m., Eastern Time, on January 15, 2002. Ballots will not be accepted by the Voting Agent by facsimile transmission or other electronic means.

    To complete the ballot properly, take the following steps:

    (a) Make sure that the information required by Item 1 has been inserted. If you do not know the number of shares of Class A common stock that you own, please contact your broker or your nominee.

    (b) Cast your vote either to accept or to reject the Plan by checking the proper box in Item 2 for the shares of Class A common stock held by you.

    (c) Read Item 3 carefully.

    (d) Sign and date your ballot (unless your ballot has been "prevalidated" by your nominee).

    (e) If you believe that you have received the wrong ballot, please contact the Voting Agent, Innisfree M&A Incorporated at (888) 750-5834, or your broker or nominee immediately.

    (f) If you are completing this ballot on behalf of another person or entity, indicate your relationship with such person or entity and the capacity in which you are signing.

    (g) Provide your name and mailing address (i) if different from the printed address that appears on the ballot, or (ii) if no pre-printed address appears on the ballot.

    (h) Return your ballot using the enclosed return envelope.

PLEASE MAIL YOUR BALLOT PROMPTLY!

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE VOTING AGENT.

THE VOTING DEADLINE IS JANUARY 15, 2002.
IF YOUR RETURN ENVELOPE IS ADDRESSED TO YOUR NOMINEE, PLEASE ALLOW ADDITIONAL TIME FOR YOUR VOTE TO BE PROCESSED BY THE NOMINEE AND
VOTED ON A MASTER BALLOT.

4

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE
MATERIALS MAILED HEREWITH

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
In re:	:
	:	Chapter 11
MCLEODUSA INCORPORATED,	:
	:	Case No.
Debtor.	:
X

MASTER BALLOT FOR ACCEPTING OR REJECTING
THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED

(Master Ballot for Series A, D, and E Preferred Stock)

    This master ballot (the "Master Ballot") is being sent to banks, brokerage entities, or other nominees (or their agents) of beneficial owners of (i) shares of 6.75% Series A Cumulative Preferred Stock; (ii) shares of Series D Convertible Preferred Stock; and (iii) shares of Series E Convertible Preferred Stock (collectively, the "Old Preferred Stock") with respect to the solicitation of votes on the Plan of Reorganization (the "Plan") of McLeodUSA Incorporated ("McLeodUSA"). Enclosed herewith for transmittal to beneficial owners is a beneficial owner ballot for beneficial owners to use in voting to accept or reject the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on beneficial owners if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of claims and by holders of at least two-thirds in amount of equity interests in each class voting on the Plan that actually cast ballots. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of 11 U.S.C. § 1129(b). To have the votes of beneficial owners count, you must complete and return this Master Ballot. A vote to accept the Plan shall be deemed a vote to accept (i) the Management Incentive Plan described in the Proxy/Disclosure Statement and Solicitation of Acceptances (the "Disclosure Statement") accompanying the Plan, and (ii) the Releases identified in the Plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT. IF THE MASTER BALLOT HAS NOT BEEN RECEIVED BY INNISFREE M&A INCORPORATED (THE "VOTING AGENT") BY 5:00 P.M. EASTERN TIME ON JANUARY 15, 2002 (THE "VOTING DEADLINE"), IT WILL NOT BE COUNTED. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT TO THE VOTING AGENT BEFORE THE VOTING DEADLINE.

Series     Preferred Stock
CUSIP #

Item 1.  Certification of Authority to Vote.  The undersigned certifies that as of the December   , 2001 record date, the undersigned (please check appropriate box):

/
/  Is a broker, bank or other nominee for the beneficial owners of the aggregate number of shares of Old Preferred Stock listed in Item 2 below, and is the registered holder of such securities, or

/
/  Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate number of shares of Old Preferred Stock listed in Item 2 below, or

/
/  Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or beneficial owner, that is the registered holder of the aggregate number of shares of Old Preferred Stock listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the shares of Old Preferred Stock described in Item 2.

Item 2.  Vote.  The undersigned transmits the following votes of beneficial owners in respect of their shares of Old Preferred Stock, and certifies that the following beneficial owners of the shares of Old Preferred Stock, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the December   , 2001 record date and have delivered to the undersigned, as Nominee, beneficial owner ballots casting such votes. Indicate in the appropriate column the aggregate number of shares voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note each beneficial owner must vote all of his, her or its shares of Old Preferred Stock to accept or to reject the Plan and may not split such vote.

Number of Shares of Old Preferred Stock Voted to ACCEPT or REJECT the Plan*
Your Customer Account Number for Each Beneficial Owner of Shares of Old Preferred Stock

	ACCEPT	REJECT

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

TOTALS:

*
In order to vote on the Plan, the beneficial owner must have checked a box in item 2 to ACCEPT or REJECT the Plan on the beneficial owner's ballot. Accordingly, if the beneficial owner did not check a box in item 2 on the beneficial owner's ballot, please do not enter any vote in this column.

2

Item 3.  Certification.  By signing this Master Ballot, the undersigned certifies that each beneficial owner of the shares of Old Preferred Stock listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

Name of Broker, Bank or other Nominee:

(Print or Type)
Name of Proxy Holder or Agent for Broker, Bank or other Nominee (if applicable):

(Print or Type)

Social Security or Federal Tax I.D. No.:

Signature:

By:
(If Appropriate)

Title:
(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number:	( )

(Including Area Code)

Date Completed:

IF YOU HAVE ANY QUESTIONS

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER MATERIALS, PLEASE CALL THE VOTING AGENT, INNISFREE M&A INCORPORATED. BROKERS, BANKS AND OTHER NOMINEES SHOULD CALL (212) 750-5833.

    THIS MASTER BALLOT MUST BE RECEIVED BY 5:00 P.M., EASTERN TIME, ON JANUARY 15, 2002, BY THE VOTING AGENT, INNISFREE M&A INCORPORATED, OR YOUR CUSTOMERS' VOTES WILL NOT BE COUNTED.

        INNISFREE M&A INCORPORATED
        501 MADISON AVENUE, 20TH FLOOR
        NEW YORK, NEW YORK 10022
        ATTN: MCLEODUSA BALLOT TABULATION

3

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

    McLeodUSA is soliciting your customers' votes on its Plan attached to the Disclosure Statement. Please review the Disclosure Statement and Plan carefully before you complete the Master Ballot. Unless otherwise defined, capitalized terms used herein and in the Master Ballot shall have the meanings ascribed to them in the Plan.

    The Master Ballot is to be used by brokers, proxy intermediaries, banks or other nominees of beneficial owners of shares of Old Preferred Stock. The Master Ballot must summarize votes cast by beneficial owners to accept or reject the Plan pursuant to beneficial owner ballots. The Master Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by McLeodUSA of the nature, validity, or amount of any claim.

    You must deliver the beneficial owner ballot to each beneficial owner for whom you hold shares of Old Preferred Stock, and take any action required to enable each such beneficial owner to timely vote his or her shares of Old Preferred Stock to accept or reject the Plan. With regard to any beneficial owner ballots returned to you, you must (1) execute the Master Ballot so as to reflect the voting instructions given to you in the beneficial owner ballots by the beneficial owners for whom you hold shares of Old Preferred Stock and (2) forward such Master Ballots to the Voting Agent.

    Multiple Master Ballots may be completed and delivered to the Voting Agent. Votes reflected by multiple Master Ballots will be counted except to the extent that the votes thereon are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest Master Ballots received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot(s) supplements rather than supersedes earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Vote" or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

    To have the votes of your customers count, you must complete, sign and return this Master Ballot so that it is RECEIVED by the Balloting Agent, Innisfree M&A Incorporated, by 5:00 p.m., eastern time, on January 15, 2002. Unsigned Master Ballots will not be counted.

    To complete the Master Ballot properly, take the following steps:

  a.
  Check the appropriate box in Item 1 on the Master Ballot;

  b.
  Indicate the votes to accept or reject the Plan in Item 2 of the Master Ballot, as transmitted to you by the beneficial owners of the shares of Old Preferred Stock. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER OR ITS NOTES EITHER TO ACCEPT OR REJECT THE PLAN, AND MAY NOT SPLIT THEIR VOTES. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any ballot or Master Ballot that is signed, dated and timely received, but does not indicate acceptance or rejection of the Plan will not be counted for purposes of voting on the Plan;

  c.
  Review the certification in Item 3 of the Master Ballot;

  d.
  Sign and date the Master Ballot and provide the remaining information requested;

4

  e.
  If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item on the Master Ballot to which you are responding;

  f.
  Contact the Voting Agent if you need any additional information; and

  g.
  Deliver the completed, executed Master Ballot so as to be received by the Voting Agent before the Voting Deadline. For each completed, executed beneficial owner ballot returned to you by a beneficial owner, either forward such ballot (along with your Master Ballot) to the Voting Agent or retain such ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

    This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. No beneficial owner ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

    No fees, commissions, or other renumeration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, reimburse you for customary mailing and handling expenses incurred by you in forwarding the beneficial owner ballots and other enclosed materials to the beneficial owners of shares of Old Preferred Stock held by you as a nominee or in a fiduciary capacity. We also will pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF MCLEODUSA OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE RELATED DOCUMENTS.

PLEASE RETURN YOUR MASTER BALLOT PROMPTLY!

IF YOU HAVE ANY QUESTIONS REGARDING THE MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE VOTING AGENT.

BROKERS, BANKS AND OTHER NOMINEES SHOULD CALL (212) 750-5833.

5

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE
MATERIALS MAILED HEREWITH

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
In re:	:
	:	Chapter 11
MCLEODUSA INCORPORATED,	:
	:	Case No.
Debtor.	:
X

BENEFICIAL OWNER BALLOT FOR ACCEPTING OR REJECTING
THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED

(Series A, D, and E Preferred Stock)

    This ballot is being sent to beneficial owners of (i) shares of 6.75% Series A Cumulative Preferred Stock; (ii) shares of Series D Convertible Preferred Stock; and (iii) shares of Series E Convertible Preferred Stock (collectively, the "Old Preferred Stock") with respect to the solicitation of votes on the Plan of Reorganization (the "Plan") of McLeodUSA Incorporated ("McLeodUSA"). The Plan can be confirmed by the Bankruptcy Court and thereby made binding on beneficial owners if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of claims and by holders of at least two-thirds in amount of equity interests in each class voting on the Plan that actually cast ballots. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of 11 U.S.C. § 1129(b). To have your vote count, you must complete and return this ballot. A vote to accept the Plan shall be deemed a vote to accept (i) the Management Incentive Plan described in the Proxy/Disclosure Statement and Solicitation of Acceptances (the "Disclosure Statement") accompanying the Plan, and (ii) the Releases identified in the Plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY AND RETURN
YOUR BALLOT IN THE ENVELOPE PROVIDED.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN TIME, ON JANUARY 15, 2002.

IF YOUR RETURN ENVELOPE IS ADDRESSED TO YOUR NOMINEE, PLEASE ALLOW ADDITIONAL TIME FOR YOUR VOTE TO BE PROCESSED BY THE NOMINEE AND VOTED ON A MASTER BALLOT PRIOR TO THE VOTING DEADLINE.

Series    Preferred Stock
CUSIP #

    By signing below, you are certifying that either you were the beneficial owner on December   , 2001, of shares in one or more of the classes of Old Preferred Stock in the number set forth below or you are an authorized signatory for someone who was a beneficial owner of such shares of Old Preferred Stock on December   , 2001. An authorized signatory of an eligible beneficial owner may execute this ballot, but must provide the name and address of the beneficial owner on this ballot and may be required to submit evidence to the Bankruptcy Court demonstrating such signatory's authorization to vote on behalf of the beneficial owner. Authorized signatories voting on behalf of more than one beneficial owner must complete a separate ballot for each owner.

    Beneficial owners may not split their vote on the Plan with respect to their shares of Old Preferred Stock. If you are submitting a vote with respect to any shares of Old Preferred Stock that you beneficially own, you must vote all of your shares of Old Preferred Stock in the same way (i.e., all "accept" or all "reject").

    You may receive multiple mailings containing ballots, especially if you own your shares of Old Preferred Stock through more than one bank, broker, or other intermediary. You should vote each ballot that you receive for all of the shares of Old Preferred Stock that you beneficially own. You must provide all of the information requested by this ballot. Failure to do so may result in the disqualification of your vote.

Item 1. Number of Shares of Old Preferred Stock.

    I hereby certify that I am the beneficial owner (or authorized signatory for a beneficial owner) of                     [insert number of shares] shares of Old Preferred Stock.

Item 2. Vote on Plan. (Please Check One.)

The undersigned:	/ /	ACCEPTS (votes FOR) the Plan.
	/ /	REJECTS (votes AGAINST) the Plan.

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Item 3. Certification.

    By signing this ballot, the undersigned hereby certifies that it is the beneficial owner of the shares of Old Preferred Stock to which this ballot pertains and, if sending this ballot to the registered or record holder of, or other nominee of the undersigned with the shares of Old Preferred Stock to which this ballot pertains, the undersigned hereby authorizes and instructs it to (i) execute a Master Ballot reflecting this ballot and (ii) deliver such Master Ballot to the Voting Agent. However, if the undersigned is a registered holder or if the beneficial owner ballot has been prevalidated by a nominee, the beneficial owner must return this ballot directly to the Voting Agent. The voter also acknowledges that its vote to accept or reject the Plan is subject to all the terms and conditions set forth in the Disclosure Statement with respect to the Plan.

Name of Voter:
(Print or Type)
Social Security or Federal Tax I.D. No.:
Signature:
By:
Print or Type Name:
Title:
Address:

Date Completed:

THE VOTING DEADLINE IS 5:00 P.M., PREVAILING EASTERN TIME, ON JANUARY 15, 2002.

PLEASE MAKE SURE YOU HAVE PROVIDED
ALL INFORMATION REQUESTED BY THIS BALLOT.

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INSTRUCTIONS FOR COMPLETING THE BALLOT

    McLeodUSA is soliciting your votes on its Plan attached to the Disclosure Statement, a copy of which is enclosed herewith. Please review the Disclosure Statement and the Plan carefully before you complete this ballot. Unless otherwise defined, capitalized terms used herein and in the Master Ballot shall have the meanings ascribed to them in the Plan.

    This ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by McLeodUSA of the nature, validity or amount of your interest. This ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

    A vote to accept the Plan constitutes an agreement to the releases of the parties specified in the Plan, and also constitutes an acceptance of the Management Incentive Plan described in the Disclosure Statement.

    To have your vote count, you must complete, sign and return this ballot to the address set forth on the enclosed, pre-addressed postage-paid envelope provided. Unsigned ballots will not be counted. The voting deadline is 5:00 p.m., Eastern Time, on January 15, 2002. Ballots will not be accepted by the Voting Agent by facsimile transmission or other electronic means.

    To complete the ballot properly, take the following steps:

    (a) Make sure that the information required by Item 1 has been inserted. If you do not know the number of shares of Old Preferred Stock that you own, please contact your broker or your nominee.

    (b) Cast your vote either to accept or to reject the Plan by checking the proper box in Item 2 for the shares of Old Preferred Stock held by you.

    (c) Read Item 3 carefully.

    (d) Sign and date your ballot (unless your ballot has been "prevalidated" by your nominee).

    (e) If you believe that you have received the wrong ballot, please contact the Voting Agent, Innisfree M&A Incorporated at (888) 750-5834, or your broker or nominee immediately.

    (f) If you are completing this ballot on behalf of another person or entity, indicate your relationship with such person or entity and the capacity in which you are signing.

    (g) Provide your name and mailing address (i) if different from the printed address that appears on the ballot, or (ii) if no pre-printed address appears on the ballot.

    (h) Return your ballot using the enclosed return envelope.

PLEASE MAIL YOUR BALLOT PROMPTLY!

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE VOTING AGENT.

THE VOTING DEADLINE IS JANUARY 15, 2002.
IF YOUR RETURN ENVELOPE IS ADDRESSED TO YOUR NOMINEE, PLEASE ALLOW ADDITIONAL TIME FOR YOUR VOTE TO BE PROCESSED BY THE NOMINEE AND
VOTED ON A MASTER BALLOT.

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QuickLinks

  PRELIMINARY COPY
MCLEODUSA INCORPORATED
QUESTIONS AND ANSWERS
CAUTIONARY STATEMENTS
AVAILABLE INFORMATION
TABLE OF CONTENTS
SUMMARY
Summary of Restructuring Plan
RECENT DEVELOPMENTS
SUMMARY UNAUDITED HISTORICAL AND PRO FORMA CAPITALIZATION
RISK FACTORS
SPECIAL MEETING, VOTING RIGHTS AND PROXIES
DISCUSSION OF THE RESTRUCTURING PROPOSALS
TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION
BACKGROUND
RESTRUCTURING
Summary of Restructuring Plan
VALUATION ANALYSIS
SUMMARY UNAUDITED HISTORICAL AND PRO FORMA CAPITALIZATION
UNAUDITED PRO FORMA FINANCIAL INFORMATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SELECTED FINANCIAL DATA
Selected Consolidated Financial Data of McLeodUSA (In millions, except per share data)
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
PROJECTIONS OF CERTAIN FINANCIAL DATA FOR IN-COURT RESTRUCTURING
McLEODUSA INCORPORATED AND SUBSIDIARIES PROJECTED CONSOLIDATED OPENING AND CLOSING BALANCE SHEET (IN-COURT RESTRUCTURING)
McLEODUSA INCORPORATED AND SUBSIDIARIES PROJECTED CONSOLIDATED BALANCE SHEETS (IN-COURT RESTRUCTURING)
McLEODUSA INCORPORATED AND SUBSIDIARIES PROJECTED CONSOLIDATED INCOME STATEMENT (IN-COURT RESTRUCTURING)
McLEODUSA INCORPORATED AND SUBSIDIARIES PROJECTED CONSOLIDATED CASH FLOW STATEMENT (IN-COURT RESTRUCTURING)
BUSINESS
EMPLOYEES
PROPERTIES
LEGAL PROCEEDINGS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEMNIFICATION OF DIRECTORS AND OFFICERS
SECURITIES LAW MATTERS
DESCRIPTION OF CAPITAL STOCK
MARKET FOR MCLEODUSA'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
THE PLAN
PROCEDURES FOR VOTING ON THE PLAN
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
EXPERTS
INDEPENDENT AUDITORS' PRESENCE AT THE SPECIAL MEETING
STOCKHOLDER PROPOSALS
OTHER MATTERS
RECOMMENDATION AND CONCLUSION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
CONSOLIDATED BALANCE SHEETS
Notes to Consolidated Financial Statements
PART I—FINANCIAL INFORMATION
McLEODUSA INCORPORATED AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (In millions, except shares)
McLEODUSA INCORPORATED AND SUBSIDIARIES UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In millions, except per share data)
McLEODUSA INCORPORATED AND SUBSIDIARIES UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions)
McLEODUSA INCORPORATED AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Information as of and for the Three and Nine Months Ended September 30, 2001 and 2000 is Unaudited)
  APPENDIX I
  APPENDIX II
  APPENDIX III
  APPENDIX IV
  APPENDIX V
MASTER BALLOT FOR ACCEPTING OR REJECTING THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED
INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT
BENEFICIAL OWNER BALLOT FOR ACCEPTING OR REJECTING THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED
(Class A Common Stock)
INSTRUCTIONS FOR COMPLETING THE BALLOT
MASTER BALLOT FOR ACCEPTING OR REJECTING THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED
INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT
BENEFICIAL OWNER BALLOT FOR ACCEPTING OR REJECTING THE PLAN OF REORGANIZATION OF MCLEODUSA INCORPORATED
(Series A, D, and E Preferred Stock)
INSTRUCTIONS FOR COMPLETING THE BALLOT